UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of principal executive offices) (Zip code)

John T. Donnelly

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 432-1102 x 3330

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Semi-Annual Report June 30, 2009

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Global Real Estate Fund®

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM Oppenheimer Large Cap Core Fund

SCSM WMC Large Cap Growth Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM Lord Abbett Growth & Income Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM Dreman Small Cap Value Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM AIM Small Cap Growth Fund

SCSM AllianceBernstein International Value Fund

SCSM BlackRock Inflation Protected Bond Fund

SCSM Ibbotson Moderate Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Growth Fund

Sun Capital Advisers Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

Important Information about this Report:

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Investors should consider the investment objectives, risks, charges and expenses of a Fund before investing. This and other information is contained in a Fund’s prospectus. Please read the prospectus carefully before you invest.

The views and opinions expressed in each Fund’s “Management’s Discussion and Analysis” are those of the portfolio manager(s) of the Fund. The views and opinions expressed, and the portfolio holdings described, are as of June 30, 2009, and are subject to change at any time without notice due to market or other conditions. These should not be construed as investment advice or as a recommendation to buy or sell any security. Any forecasts or other forward looking views may not come to pass. Past performance is no guarantee of future results. Performance may have changed materially since June 30, 2009.

An investment in a Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation. It is possible to lose money on an investment in any of the Funds.

MANAGEMENT’S DISCUSSION & ANALYSIS

INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund’s (“Fund”) overweight to the “spread” sectors, particularly Credit, as well as Corporate Mortgage-Backed Securities (CMBS) positively affected performance for the first six months of 2009 during which the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (“Index”). The Fund’s short duration position as well as a U.S. Treasury “underweight” also positively affected results. Exposure to U.S. Treasury Inflation Protected Securities (TIPS) also enhanced returns.

Investment grade corporate bonds posted excess (vs. duration neutral U.S. Treasuries) and absolute returns for the first six months of 2009. While the investment grade corporate sector returned 8.32% for the year-to-date period, the high yield sector returned 30.43% during the six months ended June 30, 2009. The high yield sector had produced its worst 12 month period in 2008 with a return of approximately (26%). U.S. Treasuries produced a return of (4.3%) for the first six months of 2009.

The Fund’s allocation to the Credit sector increased by more than 10% to almost 49% at June 30, 2009, when contrasted to year-end 2008 due to the perceived attractiveness of the sector which offered wide risk-adjusted valuations. Exposure to Mortgage-Backed Securities (MBS) declined by more than 13% to 28% when contrasting the 2nd quarter of 2009 with the 4th quarter of 2008 due to less attractive valuations. Short-term investments represented more than 18% of the Fund at June 30, 2009, up from less than 10%, due to strong fund inflows over the first 6-months of 2009. CMBS exposure of 4% reflects a decline of over 3% while the allocation to the U.S. Treasury sector of 1.9% was a decline of 1.7% for the first-half of 2009.

During the first quarter of 2009 the financial markets continued to struggle with many of the issues that surfaced during the historic collapse of 2008. Most notably, confidence in financial institutions continued to fall during the first quarter. The premise that a large bank could be nationalized, or taken over by the U.S. Government continued to weigh on the financial markets. This notion was dismissed by senior Federal and U.S. Treasury officials despite additional support provided to both Citigroup and Bank of America.

As the second quarter of 2009 began, hope for a late 2009 economic recovery began to appear. With the economy showing glimpses of improvement, coupled with attractive valuations, risky assets, after being shunned during the latter half of 2008, were in demand during the 2nd quarter of 2009. While U.S. auto giants Chrysler and General Motors filed for Chapter 11 bankruptcy protection during the quarter, the S&P 500 increased more than 15%, its best quarter since 1998.

U.S. Treasury rates rose sharply during the second quarter of 2009. The increase in yields was most prominent on the intermediate and long end of the curve, with 5-30 year yields all rising more than 80 basis points since March 30, 2009. As a result, the yield curve steepened significantly with the difference between the 2-year and 10-year U.S. Treasury near a record high of +242 basis points, up from +145 basis points at year-end 2008.

All sectors of the Index, except for U.S. Treasuries and Agencies, generated positive absolute returns for the first six months of 2009. All “spread” sectors have produced positive excess returns as well. The U.S. Treasury sector generated (4.3%) return for the six months ended June 30, 2009. During the same period, outperformance has come from Asset-Backed Securities (ABS), which has produced almost 16%, CMBS, 10.36% and Credit, 6.87%.

INVESTMENT GRADE BOND FUND

TOP TEN BOND ISSUERS

At June 30, 2009

% of Net Assets
Federal National Mortgage Association	21.0%
Federal Home Loan Mortgage Corp.	4.2
U. S. Treasury	1.9
Verizon Wireless Capital LLC	1.4
Simon Property Group LP	1.3
AutoZone, Inc.	1.2
France Telecom SA	1.1
Analog Devices, Inc.	1.1
Valero Energy Corp.	1.1
Florida Gas Transmission Co. LLC	1.0

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
Corporate Debt Obligations	48.4%
U.S. Treasury and U.S. Government Agency Obligations	27.9
Short Term Investments	18.6
Commercial Mortgage Backed Securities	4.0
Residential Non-Agency Mortgage Backed Securities	1.6
U.S. Government Guaranteed Note	0.9
Municipal Bond	0.8
Asset Backed Securities	0.3
Liabilities in excess of other assets	(2.5)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

INVESTMENT GRADE BOND FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Investment Grade Bond Fund	11.79%	(2.01)%	2.46%	2.91%	4.65%	4.36%
Barclays Capital U.S. Aggregate Bond Index*	1.90%	6.05%	6.43%	5.01%	5.98%	5.51%
Service Class Shares
Investment Grade Bond Fund	11.58%	(2.21)%	2.19%	2.64%	N/A	2.33%
Barclays Capital U.S. Aggregate Bond Index*	1.90%	6.05%	6.43%	5.01%	5.98%	4.49%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Barclays Capital U.S. Aggregate Bond Index is composed of U.S. securities in the Treasury, Government-Related, Corporate, and Securitized sectors.

**Performance data is historical and includes charges in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2009. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

MONEY MARKET FUND

The Money Market Fund (“Fund”) performed in line with its benchmark, the Merrill Lynch 3-month U.S. Treasury Bill Index (“Index”), for the six months ended June 30, 2009. During the first half of 2009 money market interest rates, as measured by the three-month Treasury Bill, traded in a range between 0.07% and 0.32%. The yield on the three-month bill began the year near the low of 0.07%. Rates rose briefly to 0.32% on February 10th, but averaged 0.18% during the six month period before closing the second quarter at 0.20%.

Commercial paper issuance has remained subdued, as many companies continue to reduce their reliance on short term funding in favor of longer term issuance. In the first quarter, financial institutions accomplished a large portion of their funding utilizing the Temporary Liquidity Guarantee Program (TLGP). TLGP commercial paper and fixed and floating rate notes as long as three years have been an attractive alternative to traditional short-term borrowing. Selectively, the Fund has purchased these notes and commercial paper as a mechanism to increase the portfolio yield with the safety of a full government guarantee. In the second quarter, these programs have become less available as the FDIC has not announced any plans to extend the TLGP beyond October 2009.

The Federal Open Market Committee (FOMC) met four times in the first six months of the year. At each of the meetings, the Federal Reserve Board voted to leave the benchmark interest rate unchanged at a range of 0.00% to 0.25%, a target that went into effect late in 2008. Effective rates have been trading at the higher end of this range, with a six-month average of 0.19%. The Discount Rate was held at 0.50%.

After the June 24th FOMC meeting, the Committee released a statement indicating that “the pace of economic contraction was slowing.... Household spending has shown further signs of stabilizing.... Businesses appear to be making progress in bringing inventory stocks into better alignment with sales.” Despite some positive signs, conditions remain constrained by recent economic data. Unemployment continues to rise, and while there have been some signs of recovery in consumer confidence and the housing market, these indicators remain under pressure given the weak job market, tight credit and rising energy costs. The Committee expects that economic conditions are likely to warrant “exceptionally low rates” for an extended period.

In late June, the Federal Reserve announced that it would extend some measures that have helped to support money market funds. The Asset Backed Commercial Paper Money Market Mutual Fund Liquidity Facility (AMLF), Commercial Paper Funding Facility (CPFF), Primary Dealer Credit Facility (PDCF) and the Term Securities Lending Facility (TSLF) were extended through February 1, 2010. The Money Market Investor Funding Facility (MMIFF) has not been extended, and is set to expire on October 30th.

Market conditions have forced the Fund’s gross portfolio yield below the Fund’s operating expense caps causing the adviser to further subsidize the Fund in excess of its expense cap to maintain a minimum yield of at least 0.00%. In addition, the Fund has extended its participation in the FDIC insurance program, which will expire on September 18th, 2009. Our strategy remains to invest in a high-quality, liquid portfolio with an average maturity below that of the average money market mutual fund.

MONEY MARKET FUND

TOP TEN ISSUERS

At June 30, 2009

% of Net Assets
GE Capital Corp.*	9.3%
Citigroup Funding, Inc.*	8.7
Federal Home Loan Mortgage Corp.	7.3
Federal National Mortgage Association	5.6
Goldman Sachs Group, Inc.*	5.5
Province of British Columbia	3.7
Province of Quebec	3.7
Government of Canada	3.7
Hewlett Packard Co.	3.4
Coca-Cola Co.	3.2

*	Participates in Temporary Liquidity Guarantee Program (“TLGP”)

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
Commercial Paper	34.6%
U.S. Government Guaranteed Obligations	25.9
U.S. Government Agency Obligations	12.9
Foreign Government Obligations	11.1
Mutual Funds	8.6
Foreign Government Sponsored Commercial Paper	5.4
Corporate Debt Obligations	1.9
Liabilities in excess of other assets	(0.4)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Initial Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Service Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

MONEY MARKET FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Money Market Fund	0.13%	0.98%	3.22%	3.01%	2.88%	2.96%
Merrill Lynch 3-month U.S. Treasury Bill Index*	0.10%	0.95%	3.25%	3.17%	3.23%	3.31%
Service Class Shares
Money Market Fund	0.02%	0.74%	2.97%	N/A	N/A	3.07%
Merrill Lynch 3-month U.S. Treasury Bill Index*	0.10%	0.95%	3.25%	3.17%	3.23%	3.41%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch 3-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. Although the Fund seeks to maintain a stable net asset value of $1 per share there can be no assurance that it will do so. The value of an investment in the Money Market Fund and the return on the investment may fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2009. Service Class Shares for the period from April 25, 2005 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

GLOBAL REAL ESTATE FUND

Global real estate stocks, including those in the U.S., staged an impressive recovery in the second quarter of 2009. However, during the six months ended June 30, 2009, U.S. real estate stocks underperformed against the major indices, such as the S&P 500 Index. For the six months ended June 30, 2009, the Global Real Estate Fund (“Fund”) underperformed its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (“Index”). Part of this underperformance can be explained by an approximate 15-20% overweight position in U.S. stocks vis-a-vis the Index, though in the 2nd quarter of 2009 this overweight position was eliminated. The North American sector of the Index fell by approximately 13% in the first 6 months of 2009 and the European sector fell about 2%. In addition, the Asian and Pacific Basin sector increased by approximately 22%, owing particularly to relative strength in Hong Kong listed stocks. The Fund’s outperformers for the six months ended June 30, 2009 were Capitaland Ltd., Host Hotels and Resorts and The Link REIT, while the underperformers were Unibail-Rodamco, Brixton plc and Goodman Group.

It has been a little more than one year since the Fund changed its investment strategy from that of a fund focused solely on U.S. real estate equities to one with a global developed market focus. While the U.S. is an important market, our perspective is now framed in a world that assigns the U.S. companies only about 34% of the Index. In fact, among the top 10 largest companies in the Index, the only U.S. companies are Simon Property Group, Inc. the fifth largest company, followed by Public Storage as the ninth largest. Of interest is the relatively small size and scale of the U.S. companies in a local context, compared to their international large cap peers. For example, Sun Hung Kai Properties, Ltd., a Hong Kong based developer and investor in Hong Kong and China, is the largest component in the Index with a 5.2% weighting, and is also one of the larger Hong Kong companies with a weighting of 3.2% in the Hang Seng index. Similarly, Unibail-Rodamco is the sixth largest company in the Index with a weight of 2.6%, and is 24th largest in the CAC40 Index, a benchmark French stock market index, with a weighting of 1.4%. Mitsubishi Estate Co. Ltd, which is the third largest in the Index at a weight of 3.7%, is 40th largest with a weight of 0.66% in the Nikkei 225. In contrast, Simon Property Group, Inc., which is by far the biggest U.S. REIT, has a weight of 3.1% in the Index, but only a 0.18% weight in the S&P 500. The 14 U.S. REITs that are in the S&P 500 have a combined equity market capitalization of approximately $83 billion, which is roughly the equity market capitalization of Verizon ($83 billion) and Goldman Sachs ($80 billion), corresponding to a 1% weighting in the S&P 500.

The point of this is to illustrate that while our U.S.-centric perspective has changed to a global perspective, the Fund’s broader mandate remains unchanged, which is to provide actively managed real estate equity exposure. Past experience has taught us that regardless of index weight, the Fund’s success is driven by relative valuations and maintaining prudent diversification and exposure.

Since the Fund changed its investment strategy to a global mandate on May 1, 2008, the global exposure has generally achieved its objective as the Index is down (45%) during the period from May 1, 2008 until June 30, 2009, and over the same time period, the MSCI U.S. REIT Index (a benchmark utilized by the Fund until May 1, 2008) is down (50%). During the six months ended June 30th, 2009, the performance difference has been even more pronounced at (12%) for the MSCI U.S. REIT Index and +6% for the Index. The relatively poor performance of the Fund has offset much of this benefit but we believe the Fund is well positioned for the next turn in the market cycle.

GLOBAL REAL ESTATE FUND

TOP TEN EQUITY HOLDINGS

At June 30, 2009

% of Net Assets
Unibail-Rodamco	5.7%
Mitsubishi Estate Co. Ltd.	5.5
Westfield Group	5.4
Hang Lung Properties, Ltd.	5.4
Simon Property Group, Inc.	4.6
The Link REIT	4.1
Sun Hung Kai Properties, Ltd.	4.0
Capitaland Ltd.	3.9
Stockland	3.6
Wharf Holdings, Ltd.	3.3

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Diversified	37.9%
Shopping Centers	24.0
Regional Malls	10.3
Office	6.0
Health Care Equipment & Services	5.7
Storage	5.1
Timber & Forest Products	3.1
Short Term Investments	2.6
Apartments	2.3
Warehouse & Industrial	2.1
Other assets less liabilities	0.9

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Initial Class and the FTSE/EPRA NAREIT Developed Real Estate Index

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Service Class and the FTSE/EPRA NAREIT Developed Real Estate Index

GLOBAL REAL ESTATE FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Global Real Estate Fund	(2.67)%	(45.18)%	(17.41)%	(2.12)%	6.19%	6.22%
FTSE EPRA/NAREIT Developed Real Estate Index*	5.88%	(35.86)%	(13.57)%	1.41%	6.27%	6.80%
Service Class Shares
Global Real Estate Fund	(2.76)%	(45.30)%	(17.62)%	(2.37)%	N/A	(1.94)%
FTSE EPRA/NAREIT Developed Real Estate Index*	5.88%	(35.86)%	(13.57)%	1.41%	6.27%	2.04%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged and have no fees. The FTSE EPRA/NAREIT Developed Real Estate Index (formerly FTSE EPRA/NAREIT Global Real Estate Index) is a total-return comprising eight index families covering the world’s largest investment markets in various currencies, and is designed to track the performance of listed real estate companies and REITs worldwide.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Global Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to June 30, 2009. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

DAVIS VENTURE VALUE FUND

(subadvised by Davis Selected Advisers, L.P.)

The sectors within the S&P 500 Index (“Index”) that turned in the strongest performance over the six-month period ended June 30, 2009 were information technology, materials, and consumer discretionary. The sectors that turned in the weakest performance over the six-month period were industrials, telecommunication services, and financials.

The Davis Venture Value Fund’s (“Fund”) selection of industrial companies was the most important contributor to relative performance as the Fund outperformed the Index for the six months ended June 30, 2009. Where the Index’s industrial companies lost 6%, the Fund’s industrial companies gained almost 17%. Iron Mountain was among the most important contributors to performance.

Information technology companies were the most important contributor to the Index, and they were also the most important contributor to the Fund’s performance. A lower relative average weighting in this strong performing sector (9% versus 17% for the Index) was the most important detractor from relative performance. Texas Instruments, Microsoft, and Google were among the most important contributors to performance.

Health care companies also made important contributions to the Fund’s performance. The Fund’s health care companies out-performed the corresponding sector within the Index (12% versus roughly flat for the Index). Schering Plough was among the most important contributors to performance in the health care sector.

Consumer staple companies detracted from performance. The Fund’s consumer staples companies under-performed the corresponding sector within the Index (down 4% versus down 2% for the Index). Costco, Philip Morris International, and Procter & Gamble were among the most important detractors from performance.

Individual companies making important contributions to performance included two financial companies, Julius Baer and American Express, and two energy companies, Canadian Natural Resources and Occidental Petroleum. Individual companies that were among the most important detractors from performance also included two financial companies, Wells Fargo and Berkshire Hathaway, and two energy companies, ConocoPhillips and Devon Energy.

The Fund held approximately 14% of assets in foreign companies (including American Depositary Receipts) at June 30, 2009. As a whole these companies out-performed the domestic companies held by the Fund.

DAVIS VENTURE VALUE FUND

TOP TEN EQUITY HOLDINGS At June 30, 2009	INDUSTRY WEIGHTINGS (Continued) At June 30, 2009

% of Net Assets
Berkshire Hathaway, Inc., Class A	4.8%
Occidental Petroleum Corp.	4.7
Wells Fargo & Co.	4.2
Costco Wholesale Corp.	4.0
Devon Energy Corp.	2.9
EOG Resources, Inc.	2.8
JPMorgan Chase & Co.	2.6
CVS Caremark Corp.	2.4
American Express Co.	2.4
Loews Corp.	2.3

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Oil, Gas & Consumable Fuels	15.2%
Insurance	11.0
Food & Staples Retailing	6.4
Commercial Banks	6.2
Pharmaceuticals	5.2
Media	4.8
Diversified Financial Services	3.4
Capital Markets	3.2
Health Care Providers & Services	3.0
Beverages	2.9
Commercial Services & Supplies	2.4
Software	2.4
Consumer Finance	2.4
Containers & Packaging	2.1
Semiconductors & Semiconductor Equipment	2.0
Internet Software & Services	1.4
Household Products	1.4
Computers & Peripherals	1.4
Specialty Retail	1.3
Automobiles	1.3
Electronic Equipment & Instruments	1.1
Transportation	1.1
Real Estate Management & Development	1.1
Short Term Investments	0.9
Tobacco	0.9

% of Net Assets
Marine	0.9%
Energy Equipment & Services	0.9
Chemicals	0.8
Metals & Mining	0.8
Industrial Conglomerates	0.7
Construction Materials	0.7
Paper & Forest Products	0.7
Health Care Equipment & Supplies	0.7
Communications Equipment	0.7
Diversified Consumer Services	0.6
Internet & Catalog Retail	0.6
Air Freight & Logistics	0.5
Electrical Equipment	0.4
Professional Services	0.3
Machinery	0.3
Food Products	0.3
Household Durables	0.2
Independent Power Producers & Energy Traders	0.2
Other assets less liabilities	5.2

TOTAL	100.0%

DAVIS VENTURE VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Service Class and the S&P 500 Index

DAVIS VENTURE VALUE FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Davis Venture Value Fund	4.44%	(27.27)%	(8.98)%	(1.77)%	(0.89)%
S&P 500 Index*	3.16%	(26.21)%	(8.22)%	(2.24)%	(3.64)%
Service Class Shares
Davis Venture Value Fund	4.33%	(27.40)%	(9.21)%	N/A	(9.15)%
S&P 500 Index*	3.16%	(26.21)%	(8.22)%	(2.24)%	(8.62)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2009. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

OPPENHEIMER MAIN STREET SMALL CAP FUND

(subadvised by OppenheimerFunds, Inc.)

The Oppenheimer Main Street Small Cap Fund (“Fund”) outperformed its benchmark, the Russell 2000 Index (“Index”) for the six months ended June 30, 2009.

During the first quarter of 2009, as the significant market dislocations and historic market volatility of the fourth quarter of 2008 continued, the Fund’s performance suffered. The Fund’s performance was particularly strong, however, in the second quarter of 2009, where it outperformed the Index as market conditions improved.

Overall for the six months ended June 30, 2009, the Fund’s overweight to and stock selection within the consumer discretionary and information technology sectors most benefited performance relative to the Index. Stock selection with the financials sector also outperformed versus the Index as did the Fund’s allocation strategy within the sector. The Fund was underweight financials versus the Index, which helped relative performance as financials was by far the worst performing sector for the period. These three sectors primarily accounted for the Fund’s outperformance versus the Index during the reporting period. Successful stock selection in the energy and materials sectors also helped Fund performance.

During the reporting period, the Fund did not underperform in any of the ten sectors of the Index. The Fund outperformed in eight of the ten sectors while performance was flat against the Index in two sectors, telecommunication services and consumer staples. The Fund outperformed overall in the industrials sector due to better relative stock selection than the Index. However, an overweight to industrials hurt Fund performance as industrials was the second worst performing sector.

At June 30, 2009, the Fund maintained relative overweights to consumer discretionary, energy, industrials, information technology and materials. The Fund at period end remained underweight consumer staples, with more significant relative underweights in the health care, financials and utilities sectors.

Effective May 19, 2009, a new portfolio management team began managing the Fund. The Fund’s new investment process is driven by in-depth fundamental research, supported by quantitative screening.

OPPENHEIMER MAIN STREET SMALL CAP FUND

TOP TEN EQUITY HOLDINGS At June 30, 2009	INDUSTRY WEIGHTINGS (Continued) At June 30, 2009

% of Net Assets
Tibco Software, Inc.	0.5%
MSCI, Inc., Class A	0.5
Savient Pharmaceuticals, Inc.	0.4
NuVasive, Inc.	0.4
Gardner Denver, Inc.	0.4
Skyworks Solutions, Inc.	0.4
Phillips-Van Heusen Corp.	0.4
CommScope, Inc.	0.4
AK Steel Holding Corp.	0.4
3Com Corp.	0.4

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Specialty Retail	5.5%
Semiconductors & Semiconductor Equipment	5.3
Machinery	5.1
Insurance	5.0
Commercial Services & Supplies	4.8
Health Care Providers & Services	4.2
Communications Equipment	3.8
Energy Equipment & Services	3.7
Software	3.6
Electronic Equipment & Instruments	3.5
Real Estate Investment Trusts	3.5
IT Services	2.7
Hotels, Restaurants & Leisure	2.7
Health Care Equipment & Supplies	2.5
Metals & Mining	2.4
Chemicals	2.4
Oil, Gas & Consumable Fuels	2.2
Textiles, Apparel & Luxury Goods	2.2
Internet Software & Services	2.1
Biotechnology	2.0
Electrical Equipment	2.0
Commercial Banks	1.8
Capital Markets	1.6
Computers & Peripherals	1.5
Household Durables	1.5
Aerospace & Defense	1.2
Building Products	1.1
Construction & Engineering	1.1

	% of Net Assets
Diversified Telecommunication Services	1.0%
Auto Components	1.0
Consumer Finance	1.0
Trading Companies & Distributors	1.0
Media	1.0
Pharmaceuticals	0.9
Food Products	0.9
Thrift & Mortgage Finance	0.9
Personal Products	0.9
Internet & Catalog Retail	0.8
Life Sciences Tools & Services	0.8
Short Term Investments	0.7
Diversified Financial Services	0.7
Multi-Line Retail	0.6
Diversified Consumer Services	0.6
Containers & Packaging	0.6
Marine	0.6
Food & Staples Retailing	0.6
Leisure Equipment & Products	0.5
Road & Rail	0.5
Wireless Telecommunication Services	0.5
Paper & Forest Products	0.4
Airlines	0.4
Multi-Utilities	0.3
Electric Utilities	0.2
Industrial Conglomerates	0.2
Household Products	0.2
Gas Utilities	0.2
Tobacco	0.2
Automobiles	0.2
Air Freight & Logistics	0.2
Real Estate Management & Development	0.1
Construction Materials	0.1
Water Utilities	0.1
Office Electronics	0.1
Independent Power Producers & Energy Traders	0.0	*
Health Care Technology	0.0	*
Beverages	0.0	*
Distributors	0.0	*
Liabilities in excess of other assets	0.0	*

TOTAL	100.0%

*	Amount is less than 0.05%.

OPPENHEIMER MAIN STREET SMALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Initial Class and the Russell 2000 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Service Class and the Russell 2000 Index

OPPENHEIMER MAIN STREET SMALL CAP FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Main Street Small Cap Fund	12.79%	(22.67)%	(9.87)%	(2.12)%	4.19%
Russell 2000 Index*	2.64%	(25.01)%	(9.89)%	(1.71)%	0.60%
Service Class Shares
Oppenheimer Main Street Small Cap Fund	12.53%	(22.95)%	(10.26)%	N/A	(11.27)%
Russell 2000 Index*	2.64%	(25.01)%	(9.89)%	(1.71)%	(10.85)%

*The performance data for the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Index includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Main Street Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to June 30, 2009. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

OPPENHEIMER LARGE CAP CORE FUND

(subadvised by OppenheimerFunds, Inc.)

The SC Oppenheimer Large Cap Core Fund (“Fund”) underperformed its benchmark, the S&P 500 Index (“Index”) for the six months ended June 30, 2009.

As the economy slipped deeper into a recession, U.S. businesses and policymakers looked to the federal government to intervene, propping up failing banks and automakers, or aiding both mortgage lenders and borrowers at risk. With government intervention, credit markets showed new signs of life. The Federal Reserve has purchased hundreds of billions of dollars of low-interest mortgages. The government now has an ownership stake in a troubled General Motors. By period-end, there were glimmers of hope: the Treasury Department had granted permission to ten of the nation’s largest banks to pay back nearly $70 billion in government TARP money; the economy saw improvements in retail sales, orders for manufactured goods, home sales, and home construction; and while still at its highest level in a quarter-century, continuing claims for unemployment benefits dropped for the first time this year in the month of June and the overall rate of job losses appears to be leveling off after having peaked in March.

Across the board, we have found that the stocks which have excelled recently are those that have fallen the hardest over the past year. Generally speaking, the stocks that performed best in the near-term were not characteristic of a typical outperforming stock: the weaker a firm’s earnings outlook, the better it performed; also, the less likely a firm to cover its debt obligation, the better it performed. This is the opposite of what we would expect. The market rally that began in mid-March seemed driven by investors seeking the most beaten-down names in anticipation of a V-shaped economic recovery – something most economists think unlikely.

Over the first six months of 2009, information technology has been the most costly sector for the Fund on a relative basis, accounting for nearly two-thirds of the Fund’s shortfall versus the Index. The sector, one of only two to post double-digit positive gains for the six months ended June 30, 2009, has benefited from better-than-expected earnings and momentum from an optimistic view of the economy. However, stock selection in the sector negatively impacted the Fund’s relative return.

Harris Corp., a communications and IT company that serves government and commercial markets, was the most costly holding in the Fund over the first half of 2009. Although the stock fell just 5.5% while held versus a (20.4%) return in the Index during the reporting period, its overweighted position in the Fund proved costly. Google was purchased and sold by the Fund during the reporting period, gaining 2.7% while held, but returned 37.0% for the Index during the first half of 2009. These two stocks alone accounted for nearly one-half of the information technology sector’s relative shortfall.

Despite recent gains in U.S. consumer spending, the consumer discretionary sector ranked among the Fund’s weakest sectors as compared to the Index. The Fund holds an overweighted position in Comcast, which fell 13.5% over the first six months of the year. Amazon.com was added to the Fund in April, gaining 5.6% while held in the portfolio (though well below the 63.0% return in the Index). The decision to avoid Ford Motor Co. also proved costly. The troubled automaker gained 165.0% during the six months ended June 30, 2009. While that is impressive in its scope, it is important to remember that Ford Motor Co. stock started the year trading at $2.29 and closed the period at $6.07 per share.

OPPENHEIMER LARGE CAP CORE FUND

TOP TEN EQUITY HOLDINGS At June 30, 2009	INDUSTRY WEIGHTINGS (Continued) At June 30, 2009

% of Net Assets
Hewlett-Packard Co.	3.1%
Wal-Mart Stores, Inc.	2.9
Exxon Mobil Corp.	2.7
McDonald’s Corp.	2.4
Apple, Inc.	2.4
Pfizer, Inc.	2.4
The Procter & Gamble Co.	2.2
Amgen, Inc.	2.2
Comcast Corp., Class A	2.2
Northrop Grumman Corp.	2.1

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Oil, Gas & Consumable Fuels	11.2%
Computers & Peripherals	7.4
Health Care Providers & Services	5.7
Pharmaceuticals	5.7
Aerospace & Defense	5.0
Insurance	4.7
Food & Staples Retailing	4.7
Software	4.3
Food Products	4.2
Capital Markets	3.5
Household Products	3.3
Short Term Investments	3.2
Chemicals	2.8
Communications Equipment	2.8
Media	2.7
Hotels, Restaurants & Leisure	2.4
Diversified Telecommunication Services	2.4
Road & Rail	2.4
Biotechnology	2.2
Multi-Utilities	2.1
Commercial Banks	2.1
IT Services	2.0
Multi-Line Retail	1.9
Diversified Financial Services	1.9
Thrift & Mortgage Finance	1.3
Specialty Retail	1.0
Construction & Engineering	0.9

% of Net Assets
Tobacco	0.8%
Electric Utilities	0.8
Air Freight & Logistics	0.8
Semiconductors & Semiconductor Equipment	0.7
Machinery	0.7
Beverages	0.6
Internet & Catalog Retail	0.6
Internet Software & Services	0.4
Real Estate Investment Trusts	0.4
Industrial Conglomerates	0.4
Office Electronics	0.4
Commercial Services & Supplies	0.3
Energy Equipment & Services	0.3
Distributors	0.3
Wireless Telecommunication Services	0.3
Liabilities in excess of other assets	(1.6)

TOTAL	100.0%

OPPENHEIMER LARGE CAP CORE FUND

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Service Class and the S&P 500 Index

OPPENHEIMER LARGE CAP CORE FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Large Cap Core Fund	(0.30)%	(27.17)%	(12.12)%	(5.43)%	(0.28)%
S&P 500 Index*	3.16%	(26.21)%	(8.22)%	(2.24)%	(0.24)%
Service Class Shares
Oppenheimer Large Cap Core Fund	(0.44)%	(27.34)%	(12.30)%	(5.64)%	(4.28)%
S&P 500 Index*	3.16%	(26.21)%	(8.22)%	(2.24)%	(1.79)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Large Cap Core Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to June 30, 2009. Service Class Shares for the period from February 1, 2004 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

WMC LARGE CAP GROWTH FUND

(subadvised by Wellington Management Co., LLP)

The WMC Large Cap Growth Fund (“Fund”) underperformed its benchmark, the Russell 1000 Growth Index (“Index”) during the six months ended June 30, 2009. The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. Government’s involvement to help mitigate the financial crisis. The global recession continued while unemployment rose globally and governments instituted additional stimulus plans.

In this environment, small cap, mid cap, and large cap stocks all rose during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. Growth stocks outperformed value stocks during the period, as measured by the Russell 1000 Value and Russell 1000 Growth indices. Nine of the ten broad-based sectors within the Index posted positive returns. Information Technology, Materials, Energy, Consumer Discretionary, and Financials performed the best. Consumer Staples was the only sector to post a negative return during the time period.

For the six-month period ended June 30, 2009, overall Fund performance was hurt by stock selection within the Information Technology, Industrials, and Health Care sectors. This was partially offset by the positive impact to performance relative to the Index from stock selection within the Financials and Consumer Discretionary sectors. Sector allocation, a residual of bottom-up stock selection, contributed positively to benchmark-relative performance. The Fund’s overweight position to Information Technology and underweight position to Consumer Staples positively affected relative performance.

Among the largest detractors from relative performance during the period were Apple, Eli Lilly, Caterpillar, and Raytheon. The Fund’s underweight position in consumer electronics company Apple detracted from benchmark-relative performance, as the company’s quarterly earnings results beat expectations, driven by an increase in iPhone sales, despite slowing consumer trends. Shares of pharmaceutical product developer and manufacturer Eli Lilly fell amid concerns that the new health care legislation may include price controls which will negatively affect the company’s profits. Caterpillar, a heavy equipment and engine manufacturer, was negatively affected by the global recession. Shares fell as the company’s weak first quarter results disappointed investors. Shares of leading diversified defense company Raytheon moved lower as investors feared that President Obama’s budget proposal will negatively impact defense spending and may include sharp cuts to defense contractors. Pharmaceutical company Abbott Laboratories also detracted from the Fund’s absolute returns.

Top contributors to relative performance included Net App, State Street, and Joy Global. Not owning consumer staples giant Procter & Gamble also contributed to relative performance. California-based network storage equipment manufacturer NetApp’s shares rose over the period as the company solidified its low cost solution position in the growing global storage equipment market while growing revenue year-over-year despite the global recession. Shares of financial holding company State Street rose sharply when it became evident that the market had overreacted to the company’s announcement of an increase in its potential loss on its asset backed securities. Shares of mining equipment manufacturer Joy Global moved higher as the company continues to gain market share in the underground coal mining market. Information technology companies Microsoft and IBM were also among the top absolute contributors.

Sector exposure is predominantly a fall-out of stock selection. At June 30, 2009, the Fund’s largest overweights relative to the Index were to Information Technology and Energy, while the largest underweights were to Consumer Staples and Health Care.

WMC LARGE CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS

At June 30, 2009

% of Net Assets
Microsoft Corp.	4.9%
Cisco Systems, Inc.	4.9
Oracle Corp.	3.8
NetApp, Inc.	3.7
Apple, Inc.	2.9
International Business Machines Corp.	2.8
Occidental Petroleum Corp.	2.6
QUALCOMM, Inc.	2.5
Altera Corp.	2.2
Google, Inc., Class A	2.2

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Computers & Peripherals	14.0%
Software	12.2
Communications Equipment	9.8
Semiconductors & Semiconductor Equipment	8.1
Specialty Retail	6.7
Machinery	6.5
Energy Equipment & Services	6.1
Oil, Gas & Consumable Fuels	5.2
Internet Software & Services	4.2
Pharmaceuticals	2.6
Capital Markets	2.2
Metals & Mining	2.1
Commercial Banks	1.8
Diversified Consumer Services	1.7
Short Term Investments	1.7
Health Care Equipment & Supplies	1.6
Aerospace & Defense	1.5
IT Services	1.2
Construction & Engineering	1.2
Diversified Financial Services	1.2
Tobacco	1.2
Internet & Catalog Retail	1.2
Electrical Equipment	1.0
Chemicals	0.9
Textiles, Apparel & Luxury Goods	0.8
Multi-Line Retail	0.8
Media	0.7
Life Sciences Tools & Services	0.6
Diversified Telecommunication Services	0.4
Biotechnology	0.4
Commercial Services & Supplies	0.4
Liabilities in excess of other assets	0.0 *

TOTAL	100.0%

*	Amount is less than 0.05%.

WMC LARGE CAP GROWTH FUND

Comparison of Change in Value of a $10,000 Investment in the WMC Large Cap Growth Fund – Initial Class and the Russell 1000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the WMC Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

WMC LARGE CAP GROWTH FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Three Years	Life of Fund***
WMC Large Cap Growth Fund	11.26%	(27.64)%	N/A	(16.64)%
Russell 1000 Growth Index*	11.53%	(24.50)%	(5.45)%	(11.71)%
Service Class Shares
WMC Large Cap Growth Fund	11.15%	(27.84)%	(10.68)%	(12.31)%
Russell 1000 Growth Index*	11.53%	(24.50)%	(5.45)%	(6.32)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Growth Index includes the largest 1,000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3,000 largest and most liquid stocks based and traded in the U.S.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the WMC Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***Initial Class Shares for the period from April 2, 2007 (commencement of operations) to June 30, 2009. Service Class Shares for the period from May 1, 2006 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

WMC BLUE CHIP MID CAP FUND

(subadvised by Wellington Management Co., LLP)

The WMC Blue Chip Mid Cap Fund (“Fund”) underperformed its benchmark, the S&P MidCap 400 Index (“Index”), for the six months ended June 30, 2009. The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The global recession continued while unemployment rose globally and governments instituted additional stimulus plans.

Small cap, mid cap, and large cap stocks rose during the period with mid cap stocks leading small and large cap stocks, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. Within the Index, eight of the ten broad economic sectors posted positive returns. Energy, Information Technology, and Consumer Discretionary were the best performing sectors, with Financials and Telecommunication Services posting negative returns.

Security selection in Consumer Discretionary, Energy, Materials, Information Technology, and Industrials detracted from benchmark-relative performance for the Fund, and more than offset stronger stock selection in the Financials, Health Care, and Consumer Staples sectors. Sector positioning, driven by security selection, contributed positively to benchmark-relative returns during the period, primarily due to an underweight position in Financials and overweight positions in Health Care and Information Technology.

Top detractors from relative Fund performance included WR Berkley, Humana, and Aon. Property and casualty insurance company WR Berkley saw its shares drift lower on lower-than-expected earnings due to higher realized investment losses and weather-related claims. Shares of Humana, a health insurance and supplemental benefits company, fell on concerns of regulation in the Health Care industry. Shares of insurance brokerage company Aon declined due to recent quarterly results trailing expectations. Not holding disk drive manufacturer Western Digital detracted from benchmark-relative performance due to the company posting earnings that exceeded expectations. Waste management company Republic Services was among the top detractors from absolute performance.

Top contributors to Fund returns on a relative basis included Life Technologies, Teradata, and Red Hat. Shares of biotechnology tools and reagents company Life Technologies benefited from both the government stimulus package and the integration of its recent merger. Shares of Teradata, an enterprise data warehousing solutions provider, rose after posting stronger-than-expected earnings. Red Hat, a leading provider of open source enterprise solutions software, gained market share in a tight IT spending environment and released solid quarterly results. Other top contributors to absolute performance included network storage equipment manufacturer NetApp and Pittsburgh-based banking, asset management, and funds processing services company PNC Financial Services.

Sector exposure is a fall-out of stock selection. At June 30, 2009, the largest overweights relative to the Index were to Consumer Discretionary and Health Care, while the largest underweights were to Materials and Financials.

WMC BLUE CHIP MID CAP FUND

TOP TEN EQUITY HOLDINGS At June 30, 2009	INDUSTRY WEIGHTINGS (Continued) At June 30, 2009

% of Net Assets
The Western Union Co.	2.3%
NetApp, Inc.	1.9
Dreamworks Animation Skg, Inc., Class A	1.9
Beckman Coulter, Inc.	1.8
UGI Corp.	1.8
St. Jude Medical, Inc.	1.7
PACCAR, Inc.	1.7
Northeast Utilities	1.6
Unum Group	1.6
O’Reilly Automotive, Inc.	1.5

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Specialty Retail	7.8%
Insurance	7.1
Health Care Equipment & Supplies	5.3
Oil, Gas & Consumable Fuels	5.3
Computers & Peripherals	5.2
Diversified Consumer Services	4.6
Short Term Investments	4.1
Health Care Providers & Services	3.9
Commercial Banks	3.7
Machinery	3.7
Software	3.7
IT Services	3.1
Real Estate Investment Trusts	2.6
Media	2.6
Semiconductors & Semiconductor Equipment	2.0
Biotechnology	1.8
Building Products	1.8
Gas Utilities	1.8
Multi-Utilities	1.8
Energy Equipment & Services	1.8
Life Sciences Tools & Services	1.8
Electric Utilities	1.6
Metals & Mining	1.6
Aerospace & Defense	1.6
Food & Staples Retailing	1.4

% of Net Assets
Leisure Equipment & Products	1.4%
Commercial Services & Supplies	1.4
Pharmaceuticals	1.4
Beverages	1.2
Electrical Equipment	1.2
Road & Rail	1.1
Food Products	1.1
Wireless Telecommunication Services	1.0
Containers & Packaging	0.9
Internet Software & Services	0.9
Professional Services	0.8
Household Products	0.8
Health Care Technology	0.8
Household Durables	0.7
Communications Equipment	0.7
Chemicals	0.7
Capital Markets	0.5
Industrial Conglomerates	0.4
Hotels, Restaurants & Leisure	0.4
Electronic Equipment & Instruments	0.3
Real Estate Management & Development	0.1
Other assets less liabilities	0.5

TOTAL	100.0%

WMC BLUE CHIP MID CAP FUND

Comparison of Change in Value of a $10,000 Investment in the WMC Blue Chip Mid Cap Fund – Initial Class and the S&P MidCap 400 Index

Comparison of Change in Value of a $10,000 Investment in the WMC Blue Chip Mid Cap Fund – Service Class and the S&P MidCap 400 Index

WMC BLUE CHIP MID CAP FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Three Years	Five Years	Life of Fund***
WMC Blue Chip Mid Cap Fund	6.65%	(28.51)%	(4.82)%	3.04%	8.05%
S&P MidCap 400 Index*	8.47%	(28.02)%	(7.53)%	0.36%	5.30%
Service Class Shares
WMC Blue Chip Mid Cap Fund	6.57%	(28.74)%	N/A	N/A	(16.54)%
S&P MidCap 400 Index*	8.47%	(28.02)%	(7.53)%	0.36%	(17.95)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The S&P MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the WMC Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to June 30, 2009. Service Class Shares for the period from March 7, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

LORD ABBETT GROWTH & INCOME FUND

(subadvised by Lord, Abbett & Co. LLC)

The Lord Abbett Growth & Income Fund (“Fund”) outperformed its benchmark, the Russell 1000 Value Index (“Index”), for the six months ended June 30, 2009. Overall performance of the Fund was driven primarily by strong stock selection during the first half of 2009. Strong stock selection within the consumer discretionary sector, and especially within the retail area, contributed significantly to performance relative to the Index. Major holdings such as Kohl’s and Target reported better-than-expected first-quarter earnings; however, earnings were still down on a year-over-year basis. The overweight within consumer discretionary also benefited the Fund, as the sector outperformed the Index.

Stock selection within the financial services sector was also a significant contributor to relative performance, led by such high-quality names as Goldman Sachs and JPMorgan Chase. These stock selection gains, however, were offset by an overweight position within a sector that underperformed the benchmark index. The diversified banking industry specifically was one of the weakest areas within financials for the year-to-date period despite a strong recovery in the second quarter.

The largest detractor from relative performance was stock selection within the producer durables sector. Delta Air Lines had been one of the Fund’s strongest performers in the second half of 2008 due to declining jet fuel prices and a beneficial merger with Northwest Airlines. Despite these positive factors, the company gave back much of its previous relatively strong performance due to continuing investor fears of reduced travel from the ongoing recession.

The underweight within materials & processing also detracted from performance, as the sector outperformed the Index. Performance within the copper metal industry was particularly strong.

The Fund’s focus on “offensive” investment strategies rather than on “defensive” strategies paid dividends over the six months ended June 30, 2009, as the overall stock market rebounded strongly in the second quarter of 2009 and the Fund benefited accordingly. We continue to favor stocks within the consumer discretionary sector, which is the Fund’s largest overweight sector. Financial stocks, in general, continue to be attractively valued with improving fundamental outlooks, and the financial services sector is now the Fund’s second largest overweight.

The utilities sector remains the Fund’s largest underweight, as individual stock valuations continue to be on the expensive side and better opportunities exist elsewhere. The energy sector also remains a significant underweight. We have difficulty finding attractively valued companies here, especially in the integrated oils area, as it appears that most continue to over-earn their long term potential by a substantial margin because of a “mini bubble” in energy prices over the past couple of years. On the other hand, we are finding attractive opportunities in the oil well equipment and services industry, where the Fund remains overweight.

The economy continued to struggle during the first half of 2009, though some signs of recovery also began to appear. First quarter real output shrank by 5.5% on an annualized basis, resulting in three consecutive quarters in which gross domestic product (GDP) contracted. The stock market (as represented by S&P 500 Index), however, rebounded in March and April, suggesting recovery in the broader economy would follow soon.

LORD ABBETT GROWTH & INCOME FUND

TOP TEN EQUITY HOLDINGS

At June 30, 2009

% of Net Assets
JPMorgan Chase & Co.	5.3%
Wells Fargo & Co.	4.4
Bank of New York Mellon Corp.	4.1
The Goldman Sachs Group, Inc.	3.0
Schlumberger, Ltd.	2.6
Target Corp.	2.6
Boston Scientific Corp.	2.5
Coca-Cola Enterprises, Inc.	2.1
Franklin Resources, Inc.	2.0
Hertz Global Holdings, Inc.	2.0

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Capital Markets	14.0%
Oil, Gas & Consumable Fuels	7.9
Commercial Banks	7.8
Diversified Financial Services	7.1
Multi-Line Retail	5.3
Specialty Retail	5.2
Energy Equipment & Services	4.4
Machinery	3.8
Pharmaceuticals	3.5
Health Care Equipment & Supplies	3.4
Short Term Investments	3.3
Diversified Telecommunication Services	3.0
Food Products	2.8
Road & Rail	2.7
Insurance	2.6
Food & Staples Retailing	2.2
Beverages	2.1
Hotels, Restaurants & Leisure	2.0
Airlines	1.9
Software	1.9
Media	1.8
Biotechnology	1.6
Internet & Catalog Retail	1.4
Health Care Providers & Services	1.1
Automobiles	1.0
Semiconductors & Semiconductor Equipment	0.9
Computers & Peripherals	0.8
Chemicals	0.8
Aerospace & Defense	0.7
Household Durables	0.5
Communications Equipment	0.4
Wireless Telecommunication Services	0.4
Building Products	0.3
Household Products	0.3
Tobacco	0.2
Personal Products	0.2
IT Services	0.1
Air Freight & Logistics	0.1
Metals & Mining	0.1
Other assets less liabilities	0.4

TOTAL	100.0%

LORD ABBETT GROWTH & INCOME FUND

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Initial Class and the Russell 1000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Service Class and the Russell 1000 Value Index

LORD ABBETT GROWTH & INCOME FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Life of Fund***
Lord Abbett Growth & Income Fund	(1.41)%	(25.92)%	(23.34)%
Russell 1000 Value Index*	(2.87)%	(29.03)%	(25.00)%
Service Class Shares
Lord Abbett Growth & Income Fund	(1.69)%	(26.20)%	(23.62)%
Russell 1000 Value Index*	(2.87)%	(29.03)%	(25.00)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratio and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Lord Abbett Growth & Income Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

GOLDMAN SACHS MID CAP VALUE FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

The Goldman Sachs Mid Cap Value Fund (“Fund”) underperformed its benchmark, the Russell Mid Cap Value Index (“Index”), for the six months ended June 30, 2009. Returns to the investment themes were negative overall. Momentum was, by far, the worst performing theme, followed by Sentiment and Management. On the upside, Valuation, Profitability and Quality contributed positively to excess returns.

Valuation and Profitability summarize results from the balance sheet and income statement, whereas Quality and Management measure the operating, investing, and financing activities from a company’s statement of cash flows. Momentum measures information about a wide variety of investment-relevant events that are sufficiently complex, in many cases, that it takes time for the market to fully appreciate their implications for security values. The sixth theme, Sentiment, is based on the detailed research of stock analysts, research that includes the evaluation of financial statements, discussions with management, and the study of industry trends. Sentiment allows us to incorporate a wide range of qualitative information on companies and their industries into our quantitative evaluation of stocks.

Among sectors, stock selection was negative overall. Positions in the Financials and Energy sectors underperformed their peers in the Index. Conversely, stock selections in the Telecommunication Services and Information Technology sectors outpaced their peers in the Index the most.

In individual stocks, an underweight in Ford Motor Co. (0% of the portfolio), as well as overweights in Family Dollar Stores, Inc. (1.8%) and Sunoco, Inc. (0.2%) were among the least successful selections for the period. In contrast, overweights in Sprint Nextel Corp. (0.2%) and Jones Apparel Group, Inc. (0.1%), as well as an underweight in American Electric Power (0%) were the largest positive contributors to relative returns.

Seven of the ten sectors in the Index posted positive results, particularly the Information Technology (+25.7%) and Consumer Discretionary (+18.1%) sectors. The heavily-weighted Consumer Discretionary sector was also the largest positive contributor (weight times performance) to Index returns.

GOLDMAN SACHS MID CAP VALUE FUND

TOP TEN EQUITY HOLDINGS At June 30, 2009	INDUSTRY WEIGHTINGS (Continued) At June 30, 2009

% of Net Assets
Lorillard, Inc.	3.0%
Family Dollar Stores, Inc.	1.8
Ameren Corp.	1.7
Ball Corp.	1.7
Harman International Industries, Inc.	1.5
Rayonier, Inc.	1.5
Manpower, Inc.	1.5
Embarq Corp.	1.5
Federal Realty Investment Trust	1.4
Unum Group	1.3

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Real Estate Investment Trusts	8.2%
Insurance	7.4
Oil, Gas & Consumable Fuels	6.5
Multi-Utilities	5.1
Food Products	3.7
Commercial Banks	3.3
Short Term Investments	3.1
Tobacco	3.0
Containers & Packaging	3.0
Capital Markets	2.8
Multi-Line Retail	2.7
Paper & Forest Products	2.7
Electric Utilities	2.6
Household Durables	2.6
Electronic Equipment & Instruments	2.5
Metals & Mining	2.5
Machinery	2.4
Media	2.2
Energy Equipment & Services	2.1
Health Care Providers & Services	2.0
Auto Components	1.9
Commercial Services & Supplies	1.8
Computers & Peripherals	1.7
Specialty Retail	1.6
Semiconductors & Semiconductor Equipment	1.5

	% of Net Assets
Diversified Telecommunication Services	1.5%
Chemicals	1.5
Thrift & Mortgage Finance	1.4
Wireless Telecommunication Services	1.4
Independent Power Producers & Energy Traders	1.4
Gas Utilities	1.4
Hotels, Restaurants & Leisure	1.4
Pharmaceuticals	1.2
Communications Equipment	1.2
Beverages	1.1
Diversified Financial Services	1.1
Air Freight & Logistics	1.0
Electrical Equipment	1.0
Construction & Engineering	0.9
Internet & Catalog Retail	0.9
IT Services	0.7
Aerospace & Defense	0.6
Biotechnology	0.6
Health Care Equipment & Supplies	0.5
Consumer Finance	0.5
Software	0.3
Personal Products	0.3
Road & Rail	0.2
Life Sciences Tools & Services	0.2
Textiles, Apparel & Luxury Goods	0.1
Internet Software & Services	0.1
Food & Staples Retailing	0.0	*
Exchange Traded Funds	0.0	*
Building Products	0.0	*
Liabilities in excess of other assets	(1.4)

TOTAL	100.0%

*	Amount is less than 0.05%.

GOLDMAN SACHS MID CAP VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Initial Class and the Russell Midcap Value Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Service Class and the Russell Midcap Value Index

GOLDMAN SACHS MID CAP VALUE FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Life of Fund***
Goldman Sachs Mid Cap Value Fund	(2.89)%	(34.32)%	(25.44)%
Russell MidCap Value Index*	3.19%	(30.52)%	(24.10)%
Service Class Shares
Goldman Sachs Mid Cap Value Fund	(3.17)%	(34.58)%	(25.72)%
Russell MidCap Value Index*	3.19%	(30.52)%	(24.10)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Value Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the Goldman Sachs Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

GOLDMAN SACHS SHORT DURATION FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

For the six months ended June 30, 2009, the Goldman Sachs Short Duration Fund (“Fund”) outperformed its benchmark, the Merrill Lynch 1-3 year Treasury Index (“Index”). The Fund’s selection of various government specific bonds contributed 120 basis points to performance during the period. Specifically, the Fund’s underweight exposure to 1-3 year U.S.Treasury bonds relative to the benchmark contributed 47 basis points. Rates rose from their December 2008 lows, due to flight from quality, massive stimulus-related issuance of U.S. Treasuries, and the fear of future inflation. The Fund’s overweight exposure to the corporate sector contributed 32 basis points to year-to-date returns with the Barclays Capital Credit Index outperforming duration-matched U.S. Treasuries by 1,315 basis points during the period.

The Barclays Capital U.S. Investment Grade Corporate Bond Index performed extremely well during the period, outperforming U.S. Treasuries by 1,315 basis points, with all sectors earning positive excess returns during the six-month period. The reopening of the debt and equity capital markets played an important role in the strong performance of the corporate sector. Equity issues have been central to the improving sentiment around the banking sector, and the resulting reduction in funding pressures has subsequently helped to narrow the cash-CDX basis. Year-to-date corporate issuance in the U.S. has already surpassed 2008’s volume, as large inflows into retail mutual funds have also helped spreads tighten. Year-to-date, over $20 billion has flowed into investment grade bond mutual funds.

The Barclays Capital MBS Index outperformed U.S. Treasuries by 297 basis points. Despite a recent uptick in volatility, better carry and steady spread tightening have helped mortgages outperform. Agency mortgages have continued to benefit from robust government demand. To date, net purchases by the Federal Reserve Board (the “Fed”) total over $620 billion, roughly half of the target of $1.25 trillion. In line with other risk assets, credit sensitive mortgages performed well during the period. Non-agency mortgages, led by the Prime sector, continued their rally that began late in the first quarter, benefiting from improved sponsorship. Although supply and demand technicals weakened during the final weeks of the quarter, non-agency mortgages ended the period well off their lows witnessed during the first quarter. The Barclays Capital CMBS Index outperformed Treasuries by 1,281 basis points. The strong performance of commercial mortgage-backed securities (CMBS) was due to market participants’ anticipation of the Fed’s decision to make CMBS eligible for the Term Asset-backed Loan Facility (TALF) as well as strong demand for Re-REMIC deals, which have significantly higher credit enhancement on senior tranches. Nevertheless, the commercial real estate market remains extremely weak with the Moody’s/REAL National All Property Type Aggregate Index roughly 30% below the peak reached in late 2007. Furthermore, Standard & Poor’s placed a number of securities on review for possible downgrade.

The combination of improving financial conditions and stability in economic data led to a drastic increase in demand for risky assets during the second quarter. Fears of financial systemic risk have been significantly reduced due to policy mechanisms that are now in place. Perhaps one of the most hopeful economic signals, the Institute of Supply Management’s factory index rose to 44.8 in June, which was the highest level since August 2008, and well above March’s reading of 36.3.

GOLDMAN SACHS SHORT DURATION FUND

TOP TEN BOND ISSUERS

At June 30, 2009

% of Net Assets
Federal Home Loan Mortgage Corp.	21.1%
U. S. Treasury	17.3
Federal National Mortgage Association	11.7
General Electric Capital Corp.*	3.1
Bank of America Corp.*	2.9
Chase Issuance Trust	1.9
Kreditanstalt Fur Wiederaufbau	1.9
JPMorgan Chase & Co.*	1.8
Federal Home Loan Bank	1.8
Societe Financement de l’Economie Francaise	1.6

*	Participates in TLGP

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
U.S. Treasury and U.S. Government Agency Obligations	52.0%
Corporate Debt Obligations	31.4
U.S. Government Guaranteed Notes	12.7
Short Term Investments	9.7
Asset Backed Security	1.9
Foreign Government Obligation	0.5
Liabilities in excess of other assets	(8.2)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Initial Class and the Merrill Lynch 1-3 Year Treasury Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Service Class and the Merrill Lynch 1-3 Year Treasury Index

GOLDMAN SACHS SHORT DURATION FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Life of Fund***
Goldman Sachs Short Duration Fund	1.71%	5.83%	3.76%
Merrill Lynch 1-3 Year Treasury Index*	(0.02)%	4.39%	2.71%
Service Class Shares
Goldman Sachs Short Duration Fund	1.59%	5.68%	3.50%
Merrill Lynch 1-3 Year Treasury Index*	(0.02)%	4.39%	2.71%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Merrill Lynch 1-3 Year Treasury Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least one year remaining to maturity. U.S. Treasury Bills and Inflation-Linked securities do not qualify for the index and zero coupon bonds are excluded. The benchmark represents securities with a 1-3 year maturity range.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Goldman Sachs Short Duration Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

DREMAN SMALL CAP VALUE FUND

(subadvised by Dreman Value Management, L.L.C.)

The Dreman Small Cap Value Fund (“Fund”) outperformed its benchmark, the Russell 2000 Value Index (“Index”), for the six months ended June 30, 2009. With the start of 2009, the Fund remained defensive with over weight positions in Consumer Staples, Health Care, and Materials. However, as the market plummeted into chaos through March 9th we found opportunity for the Fund. By the end of March the Fund had lowered its weight in Consumer Staples and went to an overweight in Consumer Discretionary. In addition, the Fund added to Energy, Industrials, and Technology throughout the first half of 2009.

For the first six months of 2009, the Fund’s outperformance was generated through both sector allocation and stock selection. From a sector standpoint Consumer Discretionary, Energy, Financials, Health Care, Industrials, Materials and Utilities all contributed to performance. Information Technology, Consumer Staples and Telecommunication Services detracted from performance.

The Financial Sector posted the worst performance for the first six months of the year as investors remained concerned over government bailouts and rising loan charge-offs at the banks. Nevertheless, the Fund’s substantial underweight coupled with stock selection added to the Fund’s return. Our best performing stock in this sector was Legg Mason, an asset management company, which was up over 84%. Another top performer for the Fund in this sector was Waddell & Reed Financial, an investment management and underwriting company, which was up over 70%. On the bank front we avoided many disasters due to our significant underweight in this industry. Surprisingly, two of our bank stocks posted slightly positive gains, TCF Financial and Prosperity Bancshares. Our other banks did not fare as well. Associated Bancorp and MB Financial fell 38% and 63%, respectively, as poor loan quality forced the banks into boosting reserves. After considerable analysis we sold out of MB Financial due to our belief that their commercial real estate loans could continue to pressure earnings. Overall, the Fund remains underweight in this sector.

As the markets started to rebound in March the Information Technology sector soared. This sector was the leading performer for the Index, posting an average gain of over 25%. Slight underweight and stock selection hurt the Fund’s performance for the first half of 2009. However, many of our stocks performed well. CommScope, a manufacturer of network connectivity solutions, was up over 68% as the company posted better than expected earnings. Plantronics, a manufacturer of telecommunication equipment, was up 44% as their business stabilized and new opportunities in Bluetooth technology developed. The Fund’s stock selection in the IT Services industry did not fare as well. DST Systems and CACI, an information systems and high technology services firm, were down 2% and 5%, respectively. The Fund has a slight underweight in this sector as valuations have significantly expanded from the troughs experienced at the beginning of 2009.

Consumer Discretionary stocks were the second best performing sector through June 30, 2009, posting nearly a 20% gain. Stock selection helped the Fund as we added several key stocks into the Fund when the market crumbled in January and February based on fears over the consumer. Key additions include well known brands like Dick’s Sporting Goods, RadioShack, and Brinker International, owner/operator of Chili’s Bar and Grill, Romano’s Macaroni Grill, On The Border Mexican Grill, and Maggiano’s Little Italy restaurants. Dick’s Sporting Goods was up over 40% from our cost as it remains the consolidator in a fragmented industry with a strong balance sheet. RadioShack, the well known consumer electronics store, was picked up under $10 a share as concerns over store closings, and revenue growth weighed on investors minds. Brinker International was up over 50% as the company posted strong earnings, forcing Wall Street analysts to revise upwards their growth expectations for the company. These three stocks highlight our investment philosophy. Each of these companies was harshly punished by investors’ fear that the consumer was dead. The stocks were trading near or at trough valuation levels. Earnings expectation called for significant declines in earnings growth over the coming quarters. However, as we analyzed the fundamentals, it appeared as though expectations had become too pessimistic and we took the opportunity to build positions in these stocks. The Fund is now slightly underweight in this sector.

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

Other areas of note for the first half of 2009 include the Materials sector where stock selection helped provide outperformance for the Fund. Key stocks included IAMGOLD Corp., a gold miner, up 65% and Reliance Steel, a metal processor, up over 90%. The Industrial Sector was another sector in which stock selection added to the Fund’s performance. One key addition was Joy Global, a leading manufacturer of coal mining equipment which jumped 58% on increased demand for their products. General Cable, a provider of aluminum and copper wires for the distribution of electricity, was up over 110% as copper prices recovered. At June 30, 2009, the Fund remains overweight in both the Materials and Industrial sectors.

DREMAN SMALL CAP VALUE FUND

TOP TEN EQUITY HOLDINGS

At June 30, 2009

% of Net Assets
Central European Distribution Corp.	1.1%
Waddell & Reed Financial, Inc., Class A	1.1
EMCOR Group, Inc.	1.1
International Speedway Corp., Class A	1.1
AmSurg Corp.	1.0
LifePoint Hospitals, Inc.	1.0
IDACORP, Inc.	1.0
Dreamworks Animation Skg, Inc., Class A	1.0
Atwood Oceanics, Inc.	1.0
Del Monte Foods Co.	1.0

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Short Term Investments	14.6%
Insurance	6.9
Commercial Banks	5.7
Oil, Gas & Consumable Fuels	5.6
Health Care Providers & Services	5.4
Electronic Equipment & Instruments	3.8
Machinery	3.7
Food & Staples Retailing	3.0
Capital Markets	2.9
Electric Utilities	2.9
Electrical Equipment	2.9
Multi-Utilities	2.8
Real Estate Investment Trusts	2.8
Energy Equipment & Services	2.8
Metals & Mining	2.7
Food Products	2.7
Specialty Retail	2.4
Hotels, Restaurants & Leisure	2.0
Communications Equipment	1.9
IT Services	1.9
Software	1.9
Chemicals	1.9
Aerospace & Defense	1.9
Tobacco	1.9
Road & Rail	1.9
Textiles, Apparel & Luxury Goods	1.9
Diversified Telecommunication Services	1.9
Commercial Services & Supplies	1.8
Construction & Engineering	1.1
Media	1.0
Industrial Conglomerates	1.0
Health Care Equipment & Supplies	1.0
Thrift & Mortgage Finance	1.0
Household Durables	1.0
Semiconductors & Semiconductor Equipment	1.0
Diversified Consumer Services	0.9
Life Sciences Tools & Services	0.9
Trading Companies & Distributors	0.9
Diversified Financial Services	0.9
Liabilities in excess of other assets	(5.2)

TOTAL	100.0%

DREMAN SMALL CAP VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Dreman Small Cap Value Fund – Initial Class and the Russell 2000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Dreman Small Cap Value Fund – Service Class and the Russell 2000 Value Index

DREMAN SMALL CAP VALUE FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	Life of Fund***
Dreman Small Cap Value Fund	3.39%	(17.44)%
Russell 2000 Value Index*	(5.17)%	(28.78)%
Service Class Shares
Dreman Small Cap Value Fund	3.26%	(17.59)%
Russell 2000 Value Index*	(5.17)%	(28.78)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index tracks the performance of the small value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Dreman Small Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

PIMCO HIGH YIELD FUND

(subadvised by Pacific Investment Management Company LLC)

The PIMCO High Yield Fund (“Fund”) underperformed its benchmark, the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index (“Index”), for the six months ended June 30, 2009. Interest rates rose and capital flowed back toward riskier assets during the first half of 2009. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of last year. Yields on U.S.Treasuries climbed sharply, especially intermediate and longer maturities, resulting in a steeper yield curve. The yield on the benchmark 10-year U.S.Treasury ended the quarter at 3.54%, up 87 basis points from the end of the first quarter and 132 basis points from the start of the year. The 10-year U.S.Treasury yield touched 4% in the second quarter before falling back. Higher U.S.Treasury yields were a drag on economic recovery as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market.

High yield bonds posted strong performance during the first half of 2009, outperforming most fixed income sectors and significantly outpacing equities. The Index returned 25.51% for the six months ended June 30, 2009, outperforming U.S. Treasuries by 3,291 basis points. Unlike the first quarter when investors focused on higher quality within the high yield segment, CCC/lower rated issues led the second quarter’s momentum, up over 41% and outpacing BB and B-rated bonds by about 2,600 and 1,950 basis points, respectively. Defaults moved higher by about 2.5 times the level witnessed at the beginning of the year, reaching 10.13 % for the trailing 12-month period ending June 30, 2009. High yield spreads fell by over 700 basis points year to date, but still remain near the peaks reached in the past bear markets of 1991 and 2001.

The best performing sectors over the period were the hardest hits areas of the market during the dislocation, including broadcasting, diversified financial services, and gaming, as investors attempted to benefit from what appeared to be bargains. At the other end of the spectrum, the worst performing sectors over the period were defensive industries that remained relatively resilient during the market dislocation, such as cable media, healthcare, and telecommunications, all of which still managed to post positive returns. With the absence of difficult technicals and strong cash flows into the asset class, bank loans followed up their best quarterly performance on record from the first quarter with significantly higher returns in the second quarter, ending the six-month period up over 27%.

Contributors to Fund performance during the first half of 2009

•	An emphasis on the finance sector, which saw material improvement after select banks successfully raised capital over the quarter and weaned themselves off government aid

•	Security selection in the consumer cyclical sector, as auto manufacturers and parts suppliers posted strong returns

•	Exposure to bank loans, which saw their best quarterly return, during the first quarter and again during the second quarter, on record amid considerably better technicals

•	An overweight to the telecom sector, which outperformed, along with strong security selection, as fixed line providers outpaced their wireless counterparts

Detractors from Fund performance during the first half of 2009

•	Tactical exposure to investment grade bonds, which significantly underperformed the high yield market over the period

•	Security selection in the finance sector, where high grade credits underperformed their high yield quality counterparts

•	An underweight to building products, as investors sought out bargains following a prolonged decline and amid a heightened bid for risk

•	An underweight to the real estate sector, where both developers and REITS posted hefty returns over the period

•	An underweight to metals and mining, which outperformed alongside the rally in commodities over the period

PIMCO HIGH YIELD FUND

TOP TEN BOND ISSUERS

At June 30, 2009

% of Net Assets
Rabobank Nederland Boerenleenbank BA	4.0%
HCA, Inc.	3.7
Teck Resources, Ltd.	3.4
Brazil Notas do Tesouro Nacional, Series F	2.8
Ford Motor Credit Co. LLC	2.6
Barclays Bank PLC	2.3
Federal Home Loan Mortgage Corp.	2.1
Sprint Capital Corp.	2.1
RRI Energy, Inc.	2.0
GMAC LLC	1.9

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
Corporate Debt Obligations	83.0%
Foreign Government Obligations	2.7
U.S. Treasury and U.S. Government Agency Obligations	2.5
Asset Backed Securities	2.3
Collateralized Mortgage Obligations	2.3
Loan Assignments	3.2
Short Term Investments	1.6
Convertible Bonds	0.8
Convertible Preferred Stocks	0.5
Commercial Mortgage Backed Securities	0.2
Other assets less liabilities	0.9

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Initial Class and the Merrill Lynch US High Yield BB-B Rated Constrained Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Service Class and the Merrill Lynch US High Yield BB-B Rated Constrained Index

PIMCO HIGH YIELD FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	One Year	Life of Fund***
PIMCO High Yield Fund	9.99%	(6.97)%	(3.91)%
Merrill Lynch U.S. High Yield BB-B Rated Constrained Index*	25.51%	(3.13)%	(1.30)%
Service Class Shares
PIMCO High Yield Fund	9.86%	(7.20)%	(4.15)%
Merrill Lynch U.S. High Yield BB-B Rated Constrained Index*	25.51%	(3.13)%	(1.30)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Merrill Lynch U.S. High Yield BB-B Rated Constrained Index contains all securities in the Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO High Yield Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns for periods longer than one year are annualized.

***For the period from March 7, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

PIMCO TOTAL RETURN FUND

(subadvised by Pacific Investment Management Company LLC)

The PIMCO Total Return Fund (“Fund”) outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (“Index”), for the six months ended June 30, 2009. Interest rates rose and capital flowed back toward riskier assets during the first half of 2009. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of last year. The Barclays Capital U.S. Aggregate Index (“Index”), a widely used index of U.S. high-grade bonds, returned 1.90% for the first six months of 2009 and 1.78% during the second quarter of 2009. The Index was weighed down by the negative performance of its U.S. Treasury component during both periods.

Yields on U.S. Treasuries climbed sharply, especially intermediate and longer maturities, resulting in a steeper yield curve. The yield on the benchmark 10-year U.S. Treasury at June 30, 2009 was 3.54%, up 87 basis points from the end of the first quarter of 2009 and 132 basis points from the start of the year. The 10-year U.S. Treasury yield touched 4% in the second quarter of 2009 before falling back. Higher U.S. Treasury yields were a drag on economic recovery as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of last year’s flight to liquidity and quality, other factors were in play as well. Investors worried that the massive new issuance of U.S. Treasuries looming on the horizon would overwhelm demand. Another concern was that the Federal Reserve’s injection of liquidity into the economy via purchases of U.S. Treasuries and other securities, a tactic known as quantitative easing, would eventually fuel inflation once the economy started to recover.

While measures of inflation expectations increased in the first six months of 2009, actual inflation, especially when adjusted for food and energy prices, was subdued. With unemployment approaching 10% in the U.S. there was plenty of slack in the economy to restrain price increases. Perhaps the most encouraging economic news came on the final day of the second quarter, with data showing a slower rate of decline in residential property prices. That raised hopes that the real estate slump might be nearing a bottom.

Contributors to Fund performance during the first half of 2009

•	A focus on attractively priced high quality assets was beneficial as valuations improved; this approach helped mitigate risks of continued weak economic fundamentals

•	A substantial overweight to high quality Agency mortgage pass-through securities, as these bonds outperformed

•	Holdings of U.S. Treasury Inflation Protected Securities (TIPS); these assets continued to outpace their nominal Treasury counterparts as investors sought protection against inflation risk

•	An emphasis on bonds of financial companies, which outperformed the broader corporate market as major banks began to wean themselves off government aid

•	Exposure to municipal bonds as yield differences between municipals and U.S. Treasuries continued to narrow

Detractors from Fund performance during the first half of 2009

•	Above-index duration as yields rose

PIMCO TOTAL RETURN FUND

TOP TEN BOND ISSUERS

At June 30, 2009

% of Net Assets
Federal National Mortgage Association	44.4%
Federal Home Loan Mortgage Corp.	21.5
Government National Mortgage Association	13.3
Royal Bank of Scotland Group PLC	5.0
U.S. Treasury	4.7
Lloyds TSB Bank PLC	3.8
General Electric Capital Corp.*	2.0
JP Morgan Chase & Co.*	1.8
The Goldman Sachs Group, Inc.	1.5
Societe Financement de l’Economie Francaise	1.3

*	Participates in TLGP

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
U.S. Treasury and U.S. Government Agency Obligations	76.3%
Corporate Debt Obligations	29.2
Short Term Investments	11.3
U.S. Government Guaranteed Notes	2.6
Asset Backed Securities	1.7
Municipal Bonds	1.3
Collateralized Mortgage Obligations	0.5
Convertible Preferred Stock	0.1
Liabilities in excess of other assets	(23.0)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the PIMCO Total Return Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO Total Return Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

PIMCO TOTAL RETURN FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	Life of Fund***
PIMCO Total Return Fund	3.09%	9.09%
Barclays Capital U.S. Aggregate Bond Index*	1.90%	6.57%
Service Class Shares
PIMCO Total Return Fund	2.96%	8.89%
Barclays Capital U.S. Aggregate Bond Index*	1.90%	6.57%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Barclays Capital U.S. Aggregate Bond Index is composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO Total Return Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

AIM SMALL CAP GROWTH FUND

(subadvised by Invesco Aim Advisors, Inc.)

The AIM Small Cap Growth Fund (“Fund”) performed in line with its benchmark, the Russell 2000 Growth Index (“Index”), for the six months ended June 30, 2009. While a severe global economic recession persisted through the first two months of the reporting period, a significant stock market rally began on March 9th, 2009, and extended through much of the second quarter of 2009 on optimism that the economy is close to stabilizing. Large, mid and small caps, as represented by the Russell Top 200 Index, the Russell Midcap Index and the Russell 2000 Index, all had positive single-digit returns during the six months ended June 30, 2009. In terms of investment style, growth stocks had significantly higher performance than value stocks, as represented by the Russell 3000 Growth Index and the Russell 3000 Value Index, respectively.

During the six month period ended June 30, 2009, the Fund benefited from positive absolute contributions in nine out of ten economic sectors, with the highest contributions to performance from holdings in the more economically sensitive information technology and consumer discretionary sectors. The majority of the Fund’s outperformance relative to the Index, resulted from stock selection in several sectors, including industrials, energy and health care. Some of this outperformance was offset by underperformance in other sectors, including information technology and consumer discretionary.

The Fund outperformed by the widest margin in the industrials sector, driven primarily by stock selection. One holding was among the top contributors to performance during the quarter: wire and cable maker General Cable Corp. The energy sector was another area of strength. Within this sector, drilling equipment maker Dril-Quip Inc. made a solid contribution to performance. The Fund also outperformed in the health care sector, driven by both stock selection and an underweight position. In the health care equipment and services industry group, several holdings contributed to performance, including medical information management software provider Quality Systems Inc. and animal hospital operator VCA Antech.

The Fund underperformed by the widest margin in the information technology sector, largely due to stock selection. Within this sector, software holding Bankrate Inc. was among the Fund’s top five detractors to performance. The Fund also underperformed in the consumer discretionary sector due to stock selection. After holding up well early in the period, for-profit education providers Devry Inc. and Strayer Inc. had weak performance when the market began to rebound in early March. The Fund also did not own many of the retailing stocks that performed well through the market rebound.

All changes to portfolio positioning are based on our bottom-up investment process. During the six month reporting period, this process led us to slightly reduce exposure to the health care equipment, energy and pharmaceuticals/life sciences/biotechnology industry groups. Slight additions were made in the semiconductors and technology hardware/equipment industry groups. All changes have been gradual, as we have been waiting for more clarity in the economic outlook.

At June 30, 2009, the largest overweight positions in the Fund were in semiconductors, diversified financials, energy and transportation industry groups. The largest underweight positions in the Fund were in the consumer durables/apparel, software/services, pharmaceuticals/life sciences/biotechnology, and technology hardware/equipment industry groups.

AIM SMALL CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS At June 30, 2009	INDUSTRY WEIGHTINGS (Continued) At June 30, 2009

% of Net Assets
Quality Systems, Inc.	1.8%
Starent Networks Corp.	1.5
Greenhill & Co., Inc.	1.3
Ralcorp Holdings, Inc.	1.3
Marvel Entertainment, Inc.	1.3
TransDigm Group, Inc.	1.3
Eclipsys Corp.	1.3
Costar Group, Inc.	1.3
Varian, Inc.	1.2
Knight Transportation, Inc.	1.2

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Semiconductors & Semiconductor Equipment	7.4%
Software	7.1
Hotels, Restaurants & Leisure	5.8
Commercial Services & Supplies	5.6
Short Term Investments	5.2
Health Care Providers & Services	4.9
Biotechnology	4.7
Capital Markets	4.6
Communications Equipment	4.2
Life Sciences Tools & Services	3.7
Health Care Equipment & Supplies	3.5
IT Services	3.4
Oil, Gas & Consumable Fuels	3.3
Internet Software & Services	3.0
Machinery	2.8
Electronic Equipment & Instruments	2.5
Specialty Retail	2.3
Electrical Equipment	2.1
Media	1.9
Aerospace & Defense	1.8
Energy Equipment & Services	1.8
Commercial Banks	1.6
Insurance	1.5
Air Freight & Logistics	1.5
Food Products	1.3
Health Care Technology	1.3

% of Net Assets
Road & Rail	1.2%
Textiles, Apparel & Luxury Goods	1.2
Containers & Packaging	1.0
Household Products	1.0
Wireless Telecommunication Services	1.0
Electric Utilities	0.9
Chemicals	0.7
Pharmaceuticals	0.7
Trading Companies & Distributors	0.7
Multi-Line Retail	0.7
Construction & Engineering	0.6
Diversified Consumer Services	0.6
Metals & Mining	0.5
Real Estate Investment Trust	0.4
Liabilities in excess of other assets	0.0 *

TOTAL	100.0%

*	Amount is less than 0.05%.

AIM SMALL CAP GROWTH FUND

Comparison of Change in Value of a $10,000 Investment in the AIM Small Cap Growth Fund – Initial Class and the Russell 2000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the AIM Small Cap Growth Fund – Service Class and the Russell 2000 Growth Index

AIM SMALL CAP GROWTH FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	Life of Fund***
AIM Small Cap Growth Fund	11.32%	(16.40)%
Russell 2000 Growth Index*	11.36%	(19.20)%
Service Class Shares
AIM Small Cap Growth Fund	11.20%	(16.60)%
Russell 2000 Growth Index*	11.36%	(19.20)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the AIM Small Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

(subadvised by AllianceBernstein L.P.)

The AllianceBernstein International Value Fund (“Fund”) underperformed its benchmark, the MSCI EAFE Index (“Index”), for the six months ended June 30, 2009. The Index rebounded 7.95% during the first six months of 2009, with a gain of 25.4% in the second quarter of 2009. The Index extended its rally in April and May on better-than-expected earnings and macroeconomic data, and with relatively benign results of the government’s stress test on U.S. banks. The rally stalled in June on mixed economic news.

Both sector and security selection added to relative gains in the Fund. Among individual contributors to Fund performance, Japanese automaker Nissan climbed due to improved sentiment and expectations that it would gain market share in the U.S. A large equity stake in Nissan helped French automaker Renault, as did an increase in French car sales.

In the financial sector, Deutsche Bank, Credit Suisse and BNP Paribas added to the Fund’s returns on sentiment that the worst of the financial crisis is over. Deutsche Bank reported strong first-quarter earnings and also benefited following upbeat comments from management on its earnings outlook. BNP Paribas continued to perform well as its strong first-quarter earnings dispelled fears of a rights issue, and there was further evidence of market share gains in investment banking.

One of the largest detractors in the Fund was Royal Bank of Scotland, a holding no longer owned in the Fund at June 30, 2009. The firm’s shares fell sharply in January after requiring additional capital and as investors questioned the adequacy of the UK government’s financial rescue package, fearing that additional capital would be required. The Fund subsequently eliminated its position following a research review that concluded that the earnings outlook had worsened, raising the risk of a full-scale nationalization. Meanwhile, Canada-based Fairfax Financial suffered as investors worried that its defensive investment Fund of credit default swaps might limit the company’s participation in the recovery. Insurance company Lloyds was another detractor.

In the energy sector, Royal Dutch Shell weighed on returns as crude oil prices stabilized during June, disappointing investors who expected further increases.

Country selection in the Fund was neutral, as the benefit from our overweight to Canada, Russia and Korea was offset by our underweight to Hong Kong and Singapore. As risk aversion dissipated, the U.S. dollar depreciated against many major currencies, with particularly large moves versus the Australian dollar, New Zealand dollar and British sterling. As such, the Fund’s overweight to the U.S. dollar and underweight to the Australian dollar detracted from returns. Finally, security selection was positive, contributing in Japan, France and Germany, and detracting within Italy and the United Kingdom.

While the troubled markets of 2008 continued into the first quarter of 2009, capital markets rebounded in the second quarter of 2009 on growing evidence that aggressive policy action on a global scale has been successful at staving off a depression. The dramatic recovery suggests that massive government efforts to thaw the credit markets and revive economic growth have started to take effect. While major economies remained mired in recession and the timing of a sustainable economic recovery is uncertain, the pace of deterioration is moderating, in our view. During the second quarter of 2009, credit spreads narrowed sharply, but remained well above long-term averages.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

TOP TEN EQUITY HOLDINGS At June 30, 2009	INDUSTRY WEIGHTINGS (Continued) At June 30, 2009

% of Net Assets
Royal Dutch Shell PLC	2.7%
BP PLC	2.5
Vodafone Group PLC	2.2
Telefonica SA	1.8
Total SA	1.7
Nestle SA	1.6
GlaxoSmithKline PLC	1.6
Novartis AG	1.5
BNP Paribas	1.4
AstraZeneca PLC	1.4

INDUSTRY WEIGHTINGS

At June 30, 2009

% of Net Assets
Commercial Banks	15.5%
Oil, Gas & Consumable Fuels	11.0
Pharmaceuticals	8.0
Diversified Telecommunication Services	7.6
Insurance	4.3
Food & Staples Retailing	4.1
Electric Utilities	4.0
Wireless Telecommunication Services	3.3
Food Products	3.2
Capital Markets	3.0
Automobiles	2.4
Multi-Utilities	2.2
Trading Companies & Distributors	2.2
Household Durables	2.1
Communications Equipment	2.1
Real Estate Management & Development	2.1
Metals & Mining	2.0
Computers & Peripherals	1.8
Road & Rail	1.6
Chemicals	1.3
Industrial Conglomerates	1.3
Short Term Investments	1.3
Machinery	1.2
Professional Services	1.2
Diversified Financial Services	1.1

% of Net Assets
Aerospace & Defense	1.0%
Hotels, Restaurants & Leisure	1.0
Electrical Equipment	1.0
Electronic Equipment & Instruments	1.0
Beverages	0.8
Health Care Providers & Services	0.8
Air Freight & Logistics	0.7
Multi-Line Retail	0.7
Specialty Retail	0.7
Tobacco	0.6
Office Electronics	0.5
Semiconductors & Semiconductor Equipment	0.5
Media	0.5
Commercial Services & Supplies	0.4
Containers & Packaging	0.4
Leisure Equipment & Products	0.4
Transportation Infrastructure	0.3
Paper & Forest Products	0.3
Independent Power Producers & Energy Traders	0.3
Construction Materials	0.2
Textiles, Apparel & Luxury Goods	0.2
Auto Components	0.1
Airlines	0.1
Marine	0.1
Real Estate Investment Trust	0.0 *
Liabilities in excess of other assets	(2.5)

TOTAL	100.0%

*	Amount is less than 0.05%.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

COUNTRY BREAKDOWN At June 30, 2009

% of Net Assets
Great Britain	20.8%
Japan	19.3
Germany	11.8
France	10.5
Netherlands	6.8
Australia	5.7
Switzerland	5.6
Italy	4.7
Canada	3.3
Spain	3.1

% of Net Assets
United States	2.9%
Sweden	2.7
Finland	1.2
Norway	1.1
Hong Kong	1.0
Belgium	0.8
New Zealand	0.6
South Africa	0.3
Brazil	0.3
Liabilities in excess of other assets	(2.5)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the AllianceBernstein International Value Fund – Initial Class and the MSCI-EAFE Index

Comparison of Change in Value of a $10,000 Investment in the AllianceBernstein International Value Fund – Service Class and the MSCI-EAFE Index

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	Life of Fund***
AllianceBernstein International Value Fund	7.07%	(15.03)%
MSCI-EAFE Index*	7.95%	(13.59)%
Service Class Shares
AllianceBernstein International Value Fund	6.94%	(15.18)%
MSCI-EAFE Index*	7.95%	(13.59)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The MSCI-EAFE Index (Europe, Australasia, Far East) tracks performance of large cap international equity securities and is widely regarded as the standard for measuring large cap international stock market performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the AllianceBernstein International Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

BLACKROCK INFLATION PROTECTED BOND FUND

(subadvised by BlackRock Financial Management, Inc.)

For the six months ended June 30, 2009, BlackRock Inflation Protected Bond Fund (“Fund”) underperformed its benchmark, the Barclays Capital Global Real Index: U.S. TIPS. Detracting from results was our slightly longer duration relative to the benchmark as real yields rose throughout the period. The main positive driver of performance was the Fund’s high weighting of U.S. Treasury Inflation-Protected Securities (“TIPS”) in the beginning of the period when breakeven levels (the difference in yields between TIPs and non-inflation linked bonds of similar maturities) were very cheap, and in some cases, negative. Negative breakevens are rare events that indicate an investor can buy inflation protection and receive additional yield over a non-inflation linked bond. Also benefiting relative performance was a sector move midway through the reporting period: as TIPS rallied versus nominal U.S. Treasuries, the Fund sold into the rally and redeployed the proceeds into the agency Mortgage-Backed Securities (“MBS”) and agency debenture markets. Late in the period, the Fund unwound the agency debenture portion of this trade as TIPS cheapened on a dampened inflation outlook and potentially weaker economic picture.

During the first half of 2009, global inflation-linked bond markets rebounded from the poor performance that characterized the second half of 2008. This was in response to increasing commodity prices and market sentiment that focused on the various stimulus packages enacted in Washington. Inflation fears were stoked by the sheer size of Washington’s attempt to revive the economy from quantitative easing, Treasury buybacks and government spending designed to revive the struggling U.S. economy. Against this backdrop, designed to re-inflate our economy, TIPS outperformed nominal U.S. Treasuries, rallying sharply through March as inflation fears peaked. The Index returned 6.21% during the first half of 2009, while the Barclays US Treasury Index was down 4.30%. Breakeven levels rose from historically low levels at the beginning of the period to more normalized levels, but remain cheap from a long-term relative value perspective based on trend CPI.

We now believe that the short-term Consumer Price Index outlook is roughly split between inflation and deflation. For this reason, we remain underweight in TIPS in favor of nominal U.S. Treasuries and agency MBS. Both of these sectors offer protection from TIPS underperformance if deflation were to take hold, with the agency MBS space providing additional incremental return in the form of higher-yielding paper.

BLACKROCK INFLATION PROTECTED BOND FUND

TOP BOND ISSUERS

At June 30, 2009

% of Net Assets
U.S. Treasury	53.0%
Bundesrepublik Deutschland	4.8
Government National Mortgage Association	4.7
Federal National Mortgage Association	4.6
Federal Home Loan Mortgage Corp.	4.6
Government of France	4.5
Ford Credit Auto Owner Trust	1.3
Suncorp-Metway, Ltd.	0.8
Verizon Wireless Capital LLC	0.5

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
U.S. Treasury and U.S. Government Agency Obligations	67.0%
Short Term Investments	20.5
Foreign Government Obligations	9.3
Asset Backed Security	1.3
Corporate Debt Obligations	1.2
Other assets less liabilities	0.7

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the BlackRock Inflation Protected Bond Fund – Initial Class and the Barclays Capital Global Real Index: U.S. TIPS

Comparison of Change in Value of a $10,000 Investment in the BlackRock Inflation Protected Bond Fund – Service Class and the Barclays Capital Global Real Index: U.S. TIPS

BLACKROCK INFLATION PROTECTED BOND FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	Life of Fund***
BlackRock Inflation Protected Bond Fund	3.47%	2.48%
Barclays Capital Global Real Index: U.S. TIPS*	6.21%	2.51%
Service Class Shares
BlackRock Inflation Protected Bond Fund	3.18%	2.18%
Barclays Capital Global Real Index: U.S. TIPS*	6.21%	2.51%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. Barclays Capital Global Real Index: U.S. TIPS is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $250 million par amount outstanding.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the BlackRock Inflation Protected Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2009.

MANAGEMENT’S DISCUSSION & ANALYSIS

IBBOTSON MODERATE, BALANCED AND GROWTH FUNDS

(subadvised by Ibbotson Associates, Inc.)

In mid-May, the Ibbotson Moderate, Ibbotson Balanced and Ibbotson Growth Funds moved to overweight positions in U.S. high yield bonds relative to their strategic asset class targets. These overweight positions were funded from the overweight positions previously held in investment-grade corporate bonds. From late January until the end of June of 2009 all three funds had underweight allocations in short-term bonds and overweight allocations in Treasury Inflation Protected securities (TIPS). Additionally, the Ibbotson Balanced and Ibbotson Growth Funds maintained their underweight position in REITs until the end of June when the Funds initiated a move back to neutral target weights. Due to high yield’s strong rally in a relatively short time period, the Funds initiated a move back to neutral in that asset class at the end of June. At June 30, 2009, dynamic targets of all three funds were neutral relative to strategic targets in all asset classes.

Fund Analysis

Ibbotson Moderate Fund (“Fund”)

For the six months ended June 30, 2009, the Fund outperformed its benchmark, the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index. During the reporting period, high yield, large cap growth equities and TIPS were the largest positive contributors to absolute performance. As a result of our dynamic allocations during the six months ended June 30, 2009, overweight exposures relative to strategic target allocations in high yield, TIPS and corporate bonds boosted performance. Our underweight in short-term bonds hurt performance relative to strategic targets. At the fund portfolio level, Sun Capital Investment Grade Bond, SC PIMCO High Yield, SC WMC Large Cap Growth and SC BlackRock Inflation Protected Bond funds were the largest positive contributors to performance in the first half of 2009.

Ibbotson Balanced Fund (“Fund”)

For the six months ended June 30, 2009, the Fund outperformed its benchmark, the Dow Jones Moderate U.S. Relative Risk Portfolio Index. During the reporting period, large cap growth equities, high yield, and international equities were the largest positive contributors to absolute performance. As a result of our dynamic allocations during the six months ended June 30, 2009, overweight exposures relative to strategic target allocations in high yield, TIPS and corporate bonds boosted performance. Our underweight positions in short-term bonds and REITs hurt performance relative to strategic targets. At the fund portfolio level, the Sun Capital Global Real Estate Fund detracted from performance. The Sun Capital Investment Grade Bond, SC WMC Large Cap Growth, MFS International Growth and MFS Emerging Market Equity funds were the largest positive contributors to performance in the first half of 2009.

Ibbotson Growth Fund (“Fund”)

For the six months ended June 30, 2009 the Fund underperformed its benchmark, the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index. During the reporting period, large cap growth, international and emerging market equities were the strong positive contributors to absolute performance. As a result of our dynamic allocations during the six months ended June 30, 2009, overweight exposures relative to strategic target allocations in high yield, TIPS and corporate bonds boosted performance. Our underweight positions in short-term bonds and REITs hurt performance relative to strategic targets. At the fund portfolio level, the Sun Capital Global Real Estate Fund detracted from performance. The SC WMC Large Cap Growth, MFS International Growth, MFS Emerging Market Equity and Sun Capital Investment Grade Bonds funds were the largest positive contributors to performance in the first half of 2009.

Market Analysis

U.S. Bond Market

For U.S. Government bonds, the second quarter of 2009 brought a steepening of the yield curve. Short-term issues continued to have low returns, while longer-term yields moved closer to where they were a year ago – before the Lehman crisis. Some observers interpreted this as an expectation of inflation over the next five to ten

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

years, which led investors to require higher yields for bonds spanning years where higher inflation is expected. Another explanation is that government borrowing is expected to increase over the years, and therefore yields reflect the future excess supply of bonds. TIPS had a quiet second quarter after returning over 5.5% in the first quarter of 2009.

After a muted first quarter of 2009, U.S. corporate bonds had a very positive second quarter, particularly for issues with lower credit quality. The decrease in yield spreads has been substantial and the difference between high quality and lower quality yields tightened, suggesting that panic in the bond market has been receding. This view is confirmed by high yield bond spreads, which followed a similar path. Year-to-date, high yield bonds advanced over 30%.

U.S. Stock Market

Volatility reigned during the first half of 2009. After the first quarter of 2009 returned -11%, the second quarter of 2009 returned the best advance for the S&P 500 Index since the fourth quarter of 1998 with a return of 15.9%. Since 1973, this is the ninth time that the S&P 500 Index return exceeded 15% for a calendar quarter (not annualized). Year-to-date, the S&P 500 Index returned 3.16%.

Financial stocks were the fastest-growing sector in the quarter, with an advance of 29.4%. In general, all stocks of leveraged companies, which had been battered heavily so far in the bear market, reported healthy gains as stock valuations incorporated decreasing interest rate spreads for riskier borrowers. To translate this into a more colorful and perhaps intuitive language, the market experienced a “dash for trash” in the sense that less leveraged companies with more solid cash flows benefited less from this rally.

REITs

The ongoing excess supply of commercial real estate (CRE) in the U.S. is accompanied by falling occupancy in hotels and shopping malls. The CRE sector is overly leveraged. However, REITs have less leverage than private owners. With defaults increasing, banks are still reluctant to lend against CRE collateral unless the value of the property clearly exceeds the amount of the loan, with most banks apparently financing only up to half the current market value of the property.

Some REITs that entered the crisis with limited debt are now in a dominant position and have been able to refinance their debt. The news of refinancing taking place sent U.S. REIT indexes up 30% in April, suggesting that investors expected all REITs to be able to find lenders (or vulture buyers).

Non-U.S. REITs according to the EPRA/NAREIT Global ex U.S. Index ended the first half of 2009 in positive territory, after returning nearly 39% in the second quarter. From conversations with sector experts we gather that REITs in several non-U.S. markets have strict limits to leverage, and therefore might be expected to be suffering less from the current restrictive credit market. Currently, dividend yields of non-U.S. REITs appear in line with those paid by U.S. REITs. The difference, as we mention above, is that several U.S. REITs pay dividends partially in stock.

Non-U.S. Equity Markets

Non-U.S. equity markets posted large advances in the second quarter, with emerging markets nearing a 35% gain. Commodity producers, including Canada and Russia, fared particularly well. The MSCI EAFE Index of developed country stock markets in Europe, Australasia, and Far East returned 25.4% for the second quarter of 2009 and almost 8% for the first half of 2009.

The recent gains have not yet made up for the substantial losses posted in 2008, however. Some emerging markets have seen gains over 50 % year to date, including Brazil, Chile, India and Indonesia.

IBBOTSON MODERATE FUND

TOP TEN INVESTMENT COMPANIES

At June 30, 2009

% of Net Assets
SC Goldman Sachs Short Duration Fund	15.3%
SC BlackRock Inflation Protected Bond Fund	13.7
SC PIMCO Total Return Fund	12.4
Sun Capital Investment Grade Bond Fund	10.8
SC PIMCO High Yield Fund	7.4
MFS Value Portfolio	6.9
SC Davis Venture Value Fund	5.9
SC WMC Large Cap Growth Fund	4.9
MFS International Growth Portfolio	4.0
SC Goldman Sachs Mid Cap Value Fund	3.9

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
Investment Companies	99.4%
Short Term Investments	1.3
Liabilities in excess of other assets	(0.7)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Moderate Fund – Initial Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Moderate Fund – Service Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

IBBOTSON MODERATE FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	Life of Fund***
Ibbotson Moderate Fund	5.77%	(2.80)%
Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index*	4.55%	(2.77)%
Service Class Shares
Ibbotson Moderate Fund	5.77%	(2.90)%
Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index*	4.55%	(2.77)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Dow Jones Relative Risk Indexes measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index consists of 40% equities and 60% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Moderate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2009.

IBBOTSON BALANCED FUND

TOP TEN INVESTMENT COMPANIES

At June 30, 2009

% of Net Assets
MFS Value Portfolio	9.8%
SC PIMCO Total Return Fund	9.2
SC BlackRock Inflation Protected Bond Fund	8.7
SC Davis Venture Value Fund	7.9
Sun Capital Investment Grade Bond Fund	7.8
SC Goldman Sachs Short Duration Fund	7.6
SC WMC Large Cap Growth Fund	6.9
SC PIMCO High Yield Fund	6.5
MFS International Growth Portfolio	5.9
SC Oppenheimer Large Cap Core Fund	4.9

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
Investment Companies	99.5%
Short Term Investments	0.5
Liabilities in excess of other assets	0.0 *

TOTAL	100.0%

*	Amount is less than 0.05%.

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Balanced Fund – Initial Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Balanced Fund – Service Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

IBBOTSON BALANCED FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	Life of Fund***
Ibbotson Balanced Fund	6.39%	(3.50)%
Dow Jones Moderate U.S. Relative Risk Portfolio Index*	5.46%	(8.48)%
Service Class Shares
Ibbotson Balanced Fund	6.29%	(3.70)%
Dow Jones Moderate U.S. Relative Risk Portfolio Index*	5.46%	(8.48)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Dow Jones Relative Risk Indexes measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderate U.S. Relative Risk Portfolio Index consists of 60% equities and 40% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Balanced Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2009.

IBBOTSON GROWTH FUND

TOP TEN INVESTMENT COMPANIES

At June 30, 2009

% of Net Assets
SC WMC Large Cap Growth Fund	11.7%
MFS Value Portfolio	9.7
SC Davis Venture Value Fund	7.8
MFS International Growth Portfolio	7.8
SC PIMCO Total Return Fund	7.6
SC Oppenheimer Large Cap Core Fund	6.8
SC AllianceBernstein International Value Fund	5.6
Sun Capital Investment Grade Bond Fund	4.8
SC BlackRock Inflation Protected Bond Fund	4.8
SC Goldman Sachs Mid Cap Value Fund	4.7

PORTFOLIO COMPOSITION

At June 30, 2009

% of Net Assets
Investment Companies	99.3%
Short Term Investments	0.7
Liabilities in excess of other assets	0.0 *

TOTAL	100.0%

*	Amount is less than 0.05%.

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Growth Fund – Initial Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Growth Fund – Service Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

IBBOTSON GROWTH FUND

Total Returns for Periods Ended June 30, 2009**

Initial Class Shares	Six Months	Life of Fund***
Ibbotson Growth Fund	6.31%	(5.70)%
Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index*	6.34%	(14.22)%
Service Class Shares
Ibbotson Growth Fund	6.09%	(5.90)%
Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index*	6.34%	(14.22)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Dow Jones Relative Risk Indexes measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index consists of 80% equities and 20% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to June 30, 2009.

EXPENSE INFORMATION

June 30, 2009 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following table is intended to increase your understanding of the ongoing costs of investing in each Fund. The following example is based on the investment of $1,000 at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The table below provides information about actual account values and actual expenses. You may use the actual account values and actual expense information below, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Actual Expenses Paid During Period”. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Funds.

Hypothetical (5% annual return before expenses): The table below also provides information about hypothetical account values and hypothetical expenses for comparison purposes. The hypothetical account values and hypothetical expenses are based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Funds.

Expense Information

	Beginning Account Value 1/1/09	Actual Ending Account Value 6/30/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Investment Grade Bond Initial Class	$1,000.00	$1,117.90	$1,021.08	$3.94	$3.76	0.75%
Service Class	1,000.00	1,115.80	1,019.84	5.25	5.01	1.00
Money Market Initial Class	1,000.00	1,001.30	1,023.16	1.64	1.66	0.33
Service Class	1,000.00	1,000.20	1,022.07	2.73	2.76	0.55
Global Real Estate Initial Class	1,000.00	973.30	1,019.34	5.38	5.51	1.10
Service Class	1,000.00	972.40	1,018.10	6.60	6.76	1.35
Davis Venture Value Initial Class	1,000.00	1,044.40	1,020.33	4.56	4.51	0.90
Service Class	1,000.00	1,043.30	1,019.09	5.83	5.76	1.15
Oppenheimer Main Street Small Cap Initial Class	1,000.00	1,127.90	1,019.84	5.28	5.01	1.00
Service Class	1,000.00	1,125.30	1,018.60	6.59	6.36	1.25
Oppenheimer Large Cap Core Initial Class	1,000.00	997.00	1,020.33	4.46	4.51	0.90
Service Class	1,000.00	995.60	1,019.09	5.69	5.76	1.15
WMC Large Cap Growth Initial Class	1,000.00	1,112.60	1,020.78	4.24	4.06	0.81
Service Class	1,000.00	1,111.50	1,019.54	5.55	5.31	1.06

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year.

EXPENSE INFORMATION (Continued)

June 30, 2009 (Unaudited)

	Beginning Account Value 1/1/09	Actual Ending Account Value 6/30/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
WMC Blue Chip Mid Cap Initial Class	$1,000.00	$1,066.50	$1,019.84	$5.12	$5.01	1.00%
Service Class	1,000.00	1,065.70	1,018.60	6.40	6.26	1.25
Lord Abbett Growth & Income Initial Class	1,000.00	985.90	1,020.48	4.28	4.36	0.87
Service Class	1,000.00	983.10	1,019.24	5.51	5.61	1.12
Goldman Sachs Mid Cap Value Initial Class	1,000.00	971.10	1,019.49	5.23	5.36	1.07
Service Class	1,000.00	968.30	1,018.25	6.44	6.61	1.32
Goldman Sachs Short Duration Initial Class	1,000.00	1,017.10	1,021.57	3.25	3.26	0.65
Service Class	1,000.00	1,015.90	1,020.33	4.50	4.51	0.90
Dreman Small Cap Value Initial Class	1,000.00	1,033.90	1,019.09	5.80	5.76	1.15
Service Class	1,000.00	1,032.60	1,017.85	7.06	7.00	1.40
PIMCO High Yield Initial Class	1,000.00	1,099.90	1,021.08	3.90	3.76	0.75
Service Class	1,000.00	1,098.60	1,019.84	5.20	5.01	1.00
PIMCO Total Return Initial Class	1,000.00	1,030.90	1,021.57	3.27	3.26	0.65
Service Class	1,000.00	1,029.60	1,020.33	4.53	4.51	0.90
AIM Small Cap Growth Initial Class	1,000.00	1,113.20	1,019.09	6.03	5.76	1.15
Service Class	1,000.00	1,112.00	1,017.85	7.33	7.00	1.40
AllianceBernstein International Value Initial Class	1,000.00	1,070.70	1,021.08	3.85	3.76	0.75
Service Class	1,000.00	1,069.40	1,019.84	5.13	5.01	1.00
BlackRock Inflation Protected Bond Initial Class	1,000.00	1,034.70	1,021.57	3.28	3.26	0.65
Service Class	1,000.00	1,031.80	1,020.33	4.53	4.51	0.90
Ibbotson Moderate Fund Initial Class	1,000.00	1,057.70	1,023.80	1.02	1.00	0.20
Service Class	1,000.00	1,057.70	1,022.56	2.30	2.26	0.45
Ibbotson Balanced Fund Initial Class	1,000.00	1,063.90	1,023.80	1.02	1.00	0.20
Service Class	1,000.00	1,062.90	1,022.56	2.30	2.26	0.45
Ibbotson Growth Fund Initial Class	1,000.00	1,063.10	1,023.80	1.02	1.00	0.20
Service Class	1,000.00	1,060.90	1,022.56	2.30	2.26	0.45

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.3%
Airplanes Pass Through Trust, Series D (1) 10.88%, 3/15/12		$494	$—	**
SLM Student Loan Trust, Series 2008-5, Class A2 (2) 2.19%, 10/25/16		160	160,501
SLM Student Loan Trust, Series 2008-5, Class A4 (2) 2.79%, 7/25/23		120	120,328

Total Asset Backed Securities (Cost $540,825)			280,829

CORPORATE DEBT OBLIGATIONS – 48.4%
AUTO – 0.4%
Ford Motor Credit Co. LLC (2) 3.89%, 1/13/12		500	386,875

BANKS – 2.9%
Capital One Capital III 7.69%, 8/15/36		700	495,995
Countrywide Financial Corp. 6.25%, 5/15/16		325	288,332
GMAC LLC (3) 7.00%, 2/1/12		300	254,400
Huntington Capital (2) 6.65%, 5/15/37		300	166,725
Icici Bank, Ltd. (2)(3) 6.38%, 4/30/22	IN	300	233,957
Lloyds Banking Group PLC (2)(3) 5.92%, Perpetual	GB	500	175,000
Merrill Lynch & Co., Inc. 5.70%, 5/2/17		400	343,098
Morgan Stanley 4.75%, 4/1/14		500	472,295
Wachovia Corp. 5.75%, 2/1/18		700	687,474

			3,117,276

BROKERAGE – 0.3%
Jefferies Group, Inc. 6.25%, 1/15/36		500	344,937

	Country Code*	Principal Amount (000)	Value

BUILDING MATERIALS – 0.7%
C10 Capital SPV., Ltd. (2)(3) 6.72%, Perpetual	VG	$650	$332,579
Owens Corning, Inc. 6.50%, 12/1/16		500	438,281

			770,860

CABLE – 0.5%
Time Warner Entertainment Co. 10.15%, 5/1/12		500	560,189

CHEMICALS – 1.6%
Cytec Industries, Inc. 8.95%, 7/1/17		700	698,054
Yara International ASA (3) 7.88%, 6/11/19	NO	1,000	1,042,114

			1,740,168

CONSTRUCTION MACHINERY – 0.6%
Caterpillar Financial Services Corp. 7.15%, 2/15/19		650	695,747

CONSUMER PRODUCTS – 0.9%
The Procter & Gamble Co. (2) 1.00%, 5/7/10		1,000	998,789

ELECTRIC UTILITIES – 4.6%
Allegheny Energy Supply Co. LLC (3) 8.25%, 4/15/12		750	780,370
Ameren Corp. 8.88%, 5/15/14		1,000	1,032,139
Centerpoint Energy, Inc. 6.50%, 5/1/18		750	670,030
Kansas Gas & Electric Co. (3) 6.70%, 6/15/19		750	787,645
Nisource Finance Corp. 6.40%, 3/15/18		650	596,370
PSEG Energy Holdings, Inc. 8.50%, 6/15/11		200	201,923
Toledo Edison Co. 7.25%, 5/1/20		850	946,404

			5,014,881

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

FINANCIALS – 1.8%
Allied Capital Corp. 6.00%, 4/1/12		$500	$264,213
American Capital Strategies, Ltd. 8.60%, 8/1/12		650	391,101
CIT Group Funding Co. of Canada 4.65%, 7/1/10	CA	350	297,463
Discover Financial Services 6.45%, 6/12/17		650	527,394
Noble Group, Ltd. (3) 6.63%, 3/17/15	BM	500	425,000

			1,905,171

FOOD, BEVERAGES & RESTAURANTS – 1.8%
Anheuser-Busch Inbev Worldwide, Inc. (3) 6.88%, 11/15/19		1,000	1,036,991
Conagra Foods, Inc. 7.00%, 4/15/19		800	877,023

			1,914,014

GAMING – 1.9%
Mashantucket Western Pequot Tribe (3) 8.50%, 11/15/15		2,000	1,000,000
MGM MIRAGE, Inc. (3) 11.13%, 11/15/17		1,000	1,060,000

			2,060,000

GAS & PIPELINE UTILITIES – 2.3%
Enterprise Products Operating LP (2) 7.03%, 1/15/68		1,000	737,500
Florida Gas Transmission Co. LLC (3) 7.90%, 5/15/19		1,000	1,099,084
Southern Union Co. (2) 7.20%, 11/1/66		380	258,400
TransCanada PipeLines, Ltd. (2) 6.35%, 5/15/67	CA	600	417,000

			2,511,984

	Country Code*	Principal Amount (000)	Value

HEALTH CARE – PRODUCTS – 1.0%
Hospira, Inc. 6.40%, 5/15/15		$1,000	$1,052,656

HEALTH SERVICES – 1.3%
Express Scripts, Inc. 7.25%, 6/15/19		600	661,647
Medco Health Solutions, Inc. 7.13%, 3/15/18		700	737,153

			1,398,800

HOME CONSTRUCTION – 0.6%
KB Home & Broad Home Corp. 6.38%, 8/15/11		650	627,250

INSURANCE – 1.4%
American International Group, Inc. 8.25%, 8/15/18		650	382,530
Assured Guaranty US Holdings, Inc. (2) 6.40%, 12/15/66		600	305,972
Humana, Inc. 6.45%, 6/1/16		500	439,958
Liberty Mutual Group, Inc. (3) 7.80%, 3/15/37		750	420,000

			1,548,460

MANUFACTURING – DIVERSIFIED – 0.8%
Ingersoll Rand Global Holding Co., Ltd. 9.50%, 4/15/14	BM	750	821,315

METALS – 2.9%
Anglo American Capital PLC (3) 9.38%, 4/8/14	GB	800	869,000
ArcelorMittal 9.85%, 6/1/19	LU	637	687,458
Teck Resources, Ltd. (3) 9.75%, 5/15/14	CA	1,000	1,035,000
United States Steel Corp. 6.05%, 6/1/17		700	597,026

			3,188,484

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

MULTIMEDIA – 1.8%
CBS Corp. 7.88%, 7/30/30		$1,000	$796,388
Grupo Televisa S.A. 6.00%, 5/15/18	MX	500	471,406
Reed Elsevier Capital, Inc. 8.63%, 1/15/19		600	681,706

			1,949,500

OIL FIELD SERVICES – 0.9%
Pride International, Inc. 8.50%, 6/15/19		1,000	987,500

PAPER PRODUCTS – 0.9%
International Paper Co. 9.38%, 5/15/19		1,000	1,019,359

REAL ESTATE INVESTMENT TRUSTS – 4.2%
Commercial Net Lease Realty 6.25%, 6/15/14		550	479,461
Prologis 6.63%, 5/15/18		750	590,552
Realty Income Corp. 6.75%, 8/15/19		500	450,451
Reckson Operating Partnership 5.15%, 1/15/11		700	645,343
Simon Property Group LP
5.75%, 5/1/12		550	558,815
10.35%, 4/1/19		750	852,176
WEA Finance LLC / WCI Finance LLC (3) 7.50%, 6/2/14		1,000	991,527

			4,568,325

REFINING – 1.1%
Valero Energy Corp. 9.38%, 3/15/19		1,000	1,139,014

RETAIL – 2.6%
AutoZone, Inc. 5.75%, 1/15/15		1,250	1,249,487
Controladora Commercial Mexicana S.A. de C.V. (1) 6.63%, 6/1/15	MX	600	302,615

	Country Code*	Principal Amount (000)	Value

Home Depot, Inc. 5.88%, 12/16/36		$450	$397,019
J.C. Penney Co., Inc. 5.75%, 2/15/18		425	373,009
Staples, Inc. 7.75%, 4/1/11		500	528,750

			2,850,880

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.1%
Analog Devices, Inc. 5.00%, 7/1/14		1,200	1,202,050

SOFTWARE – 0.7%
Fiserv, Inc. 6.80%, 11/20/17		700	707,926

SUPERMARKETS – 0.6%
Delhaize Group 6.50%, 6/15/17	BE	600	612,704

TELECOMMUNICATIONS – 5.3%
France Telecom SA 5.38%, 7/8/19	FR	1,250	1,243,600
Intelsat 6.50%, 11/1/13	BM	260	210,600
Rogers Wireless, Inc. 8.00%, 12/15/12	CA	800	824,000
Sprint Capital Corp. 6.90%, 5/1/19		400	331,000
Telecom Italia Capital 4.95%, 9/30/14	LU	600	574,391
Telefonica Emisiones SAU 5.88%, 7/15/19	ES	1,000	1,030,993
Verizon Wireless Capital LLC (3) 3.75%, 5/20/11		1,500	1,530,710

			5,745,294

TRANSPORTATION – 0.9%
CSX Corp. 6.25%, 3/15/18		1,000	1,008,552

Total Corporate Debt Obligations (Cost $55,588,875)			52,448,960

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

COMMERCIAL MORTGAGE BACKED SECURITIES – 4.0%
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 2A7 (2) 4.62%, 6/25/35		$640	$339,345
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A3 5.79%, 9/11/42		1,000	776,033
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-C1, Class A3 (2) 5.40%, 7/15/44		750	682,642
Commercial Mortgage Asset Trust, Series 1999-C1, Class F (3) 6.25%, 1/17/32		400	198,980
CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A2 7.55%, 4/15/62		214	218,361
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A2 4.08%, 5/10/36		800	745,502
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3, Class A2 4.22%, 4/10/40		93	92,744
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4 (2) 4.80%, 8/10/42		200	170,216
GS Mortgage Securities Corp., Series 2005-GG4, Class AJ 4.78%, 7/10/39		700	369,625

	Country Code*	Principal Amount (000)	Value

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 Mortgage Certificate, Class AM (2) 6.07%, 4/15/45		$500	$298,470
JP Morgan Chase Commercial Mortgage, Series 2005 LDP5 Mortgage Certificate, Class A3 (2) 5.37%, 12/15/44		550	462,119

Total Commercial Mortgage Backed Securities (Cost $5,797,279)			4,354,037

MUNICIPAL BOND – 0.8%
State of California GO 7.50%, 4/1/34 (Cost $1,007,332)		1,000	914,370

RESIDENTIAL NON-AGENCY MORTGAGE BACKED SECURITIES – 1.6%
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1 (2) 5.11%, 6/25/35		46	33,480
Master Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1 (2) 4.85%, 1/25/36		259	180,131
Residential Accredited Loans, Inc., 4.83%, 7/25/35 (2)		889	598,486
5.50%, 9/25/33		147	139,955
Wamu Mortgage Pass Through Certificates, (2) 4.67%, 10/25/33		495	408,110
5.61%, 1/25/36		267	98,921

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR 16 (2) 4.99%, 10/25/35		$500	$296,997

Total Residential Non-Agency Mortgage Backed Securities (Cost $2,220,377)			1,756,080

U.S. GOVERNMENT GUARANTEED NOTE – 0.9%
TLGP GE Capital Corp. (2) 0.73%, 3/11/11 (Cost $1,000,000)		1,000	1,003,487

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 27.9%
Federal Home Loan Mortgage Corp.
4.73%, 8/1/32 (2)		36	36,968
5.00%, 9/1/19		236	245,845
5.00%, 11/1/19		475	495,562
5.50%, 10/1/17		121	126,555
5.50%, 11/1/17		238	249,932
5.50%, 6/1/33		256	265,419
5.50%, 9/1/37		1,266	1,308,581
5.50%, 5/1/38		154	158,696
5.50%, 2/1/39		400	413,434
6.00%, 1/1/17		71	75,428
6.00%, 2/1/29		14	14,834
6.00%, 8/1/37		621	648,576
6.50%, 10/1/16		38	40,705
6.50%, 11/1/16		5	4,876
6.50%, 9/1/34		260	278,154
7.00%, 11/1/29		21	22,943
7.00%, 1/1/31		9	9,469
7.00%, 4/1/31		4	3,940
7.00%, 8/1/31		154	167,173
7.50%, 3/1/30		5	5,746
7.50%, 12/1/30		17	17,876
Federal National Mortgage Association
4.50%, 6/1/19		949	983,257
5.00%, 6/1/18		295	309,102
5.00%, 7/1/20		734	764,578
5.00%, 10/1/20		266	276,817
5.00%, 12/1/20		164	170,609
5.00%, 10/1/35		47	47,344
5.00%, 5/1/36		1,818	1,846,301
5.00%, 7/1/36		490	501,387
5.50%, 3/1/22		345	361,758
5.50%, 12/1/32		1,014	1,053,126

	Country Code*	Principal Amount (000)	Value

5.50%, 6/1/35		$942	$975,270
5.50%, 8/1/35		609	630,797
5.50%, 6/1/37		1,929	1,993,591
5.50%, 11/1/38		9,345	9,660,650
6.00%, 12/1/13		2	2,370
6.00%, 11/1/16		13	14,314
6.00%, 1/25/32		1,229	1,303,474
6.00%, 12/1/36		725	759,412
6.00%, 11/1/37		690	722,099
6.00%, 10/1/38		350	366,229
8.00%, 8/1/30		3	3,596
Government National Mortgage Association
6.00%, 8/15/16		34	36,322
6.00%, TBA		300	311,719
6.50%, 9/15/31		77	82,992
6.50%, 3/15/32		64	68,620
6.50%, 9/15/32		100	107,442
6.50%, 10/15/32		121	130,091
7.00%, 12/15/14		24	25,608
7.00%, 2/15/28		16	17,974
7.50%, 3/15/30		3	3,451
7.50%, 9/15/30		35	38,504
U. S. Treasury Inflation Indexed Bonds (4)
1.88%, 7/15/13		1,161	1,190,679
2.00%, 1/15/14		288	295,071
U. S. Treasury Note 4.25%, 11/15/17		500	530,312

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $29,173,678)			30,175,578

SHORT TERM INVESTMENTS – 18.6%
COMMERCIAL PAPER – 6.4%
Microsoft Corp. (3) 0.19%, 9/16/09		1,305	1,304,470
Nestle Capital Corp. (3) 0.21%, 8/21/09		4,133	4,131,771
Procter & Gamble International Funding SCA (3) 0.19%, 8/3/09		1,525	1,524,734

Total Commercial Paper (Amortized cost $6,960,975)			6,960,975

FOREIGN GOVERNMENT OBLIGATIONS – 3.5%
Government of Canada Bills 0.20%, 9/30/09	CA	2,000	1,998,989

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Provence of Quebec (3) 1.00%, 8/7/09	CA	$1,000	$999,804
Province of British Columbia 0.25%, 8/19/09	CA	800	799,728

Total Foreign Government Obligations (Amortized cost $3,798,521)			3,798,521

U.S. GOVERNMENT GUARANTEED COMMERCIAL PAPER – 1.9%
TLGP Citigroup Funding, Inc.
0.23%, 8/17/09		1,000	999,700
0.27%, 7/20/09		1,000	999,857

Total U.S. Government Guaranteed Commercial Paper (Amortized cost $1,999,557)			1,999,557

	Shares	Value

MUTUAL FUNDS – 6.8%
Federated Prime Obligation Fund	3,963,582	$3,963,582
State Street Institutional Liquid Reserves Fund	3,374,435	3,374,435

Total Mutual Funds (Cost $7,338,017)		7,338,017

Total Short Term Investments (Cost $20,097,070)		20,097,070

TOTAL INVESTMENTS – 102.5%
(Cost $115,425,436)		111,030,411
Liabilities in excess of other assets – (2.5)%		(2,750,269)

NET ASSETS – 100.0%		$108,280,142

*	Unless otherwise noted the issuer country code for all securities is United States.
**	Security is fair valued by management.
(1)	Security is in default and is non-income producing.
(2)	Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2009.
(3)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009 these securities amounted to $21,233,136, representing 19.6% of net assets.
(4)	Security or a portion of the security has been designated as collateral for TBA securities.

TBA	To Be Announced. Security is purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of the TBA security (excluding forward sales contracts, if any) amounts to $311,719 which represents approximately 0.3% of net assets as of June 30, 2009.
TLGP	Temporary Liquidity Guarantee Program.

BE	Belgium
BM	Bermuda
CA	Canada
ES	Spain
FR	France
GB	Great Britain
IN	India
LU	Luxembourg
MX	Mexico
NO	Norway
VG	British Virgin Islands

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(5)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Asset Backed Securities	$—	$280,829	$—	*	$280,829
Corporate Debt Obligations (a)	—	52,448,960	—		52,448,960
Commercial Mortgage Backed Securities	—	4,354,037	—		4,354,037
Municipal Bond	—	914,370	—		914,370
Residential Non-Agency Mortgage Backed Securities	—	1,756,080	—		1,756,080
U.S. Government Guaranteed Note	—	1,003,487	—		1,003,487
U.S. Treasury and U.S. Government Agency Obligations	2,016,062	28,159,516	—		30,175,578
Short Term Investments
Commercial Paper	—	6,960,975	—		6,960,975
Foreign Government Obligations	—	3,798,521	—		3,798,521
U.S. Government Guaranteed Commercial Paper	—	1,999,557	—		1,999,557
Mutual Funds	7,338,017	—	—		7,338,017

Total Short Term Investments	7,338,017	12,759,053	—		20,097,070

Total Investments	9,354,079	101,676,332	—	*	111,030,411

Total	$9,354,079	$101,676,332	$—	*	$111,030,411

+	See Note 2b in the Notes to Financial Statements for additional information.
*	The only investment held by the Fund whose fair value was determined using Level 3 inputs had a value of $0 and $0 at December 31, 2008 and June 30, 2009.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

COMMERCIAL PAPER – 34.6%
American General Finance Corp. (1)(2)(3) 3.06%, 8/23/09		$4,700	$4,623,343
Capital Support Agreement (2)		—	76,657
Coca-Cola Co. (1) 0.17%, 7/14/09		2,560	2,559,843
0.27%, 10/6/09		1,450	1,448,945
0.35%, 8/3/09		3,000	2,999,038
E.I. du Pont de Nemours & Co. (1) 0.24%, 7/7/09		6,000	5,999,760
Hewlett Packard Co. (1) 0.18%, 7/2/09		2,810	2,809,986
0.20%, 7/2/09		2,590	2,589,986
0.21%, 7/2/09		2,036	2,035,988
HSBC Finance Corp. 0.45%, 7/13/09		4,440	4,439,334
JPMorgan Chase & Co. 0.25%, 7/13/09		5,400	5,399,550
Microsoft Corp. (1) 0.18%, 8/21/09		1,000	999,745
0.19%, 9/16/09		6,000	5,997,562
Nestle Capital Corp. (1) 0.25%, 9/15/09	LU	3,000	2,998,417
Nestle Finance International Ltd. 0.19%, 8/24/09		1,260	1,259,641
0.20%, 8/24/09		2,740	2,739,178
PepsiCo, Inc. (1) 0.20%, 7/6/09		1,000	999,972
Pfizer, Inc. (1) 0.15%, 7/23/09		3,000	2,999,725
0.17%, 7/7/09		1,300	1,299,963
0.22%, 8/4/09		2,000	1,999,584
Pitney Bowes, Inc. (1) 0.15%, 7/6/09		540	539,989
0.16%, 7/10/09		6,000	5,999,760
The Procter & Gamble Co. (1) 0.22%, 10/1/09		3,000	2,998,313
United Parcel Service (1) 0.13%, 8/5/09		1,945	1,944,754
0.18%, 9/1/09		4,700	4,698,543

	Country Code*	Principal Amount (000)	Value

Wal-Mart Stores, Inc. (1) 0.75%, 9/8/09		$2,500	$2,496,406

Total Commercial Paper (Amortized cost $74,953,982)			74,953,982

CORPORATE DEBT OBLIGATION – 1.9%
The Procter & Gamble Co. (3) 1.00%, 5/7/10 (Amortized cost $4,000,000)		4,000	4,000,000

FOREIGN GOVERNMENT OBLIGATIONS – 11.1%
Government of Canada Bills 0.20%, 9/30/09	CA	2,000	1,998,989
0.22%, 7/6/09	CA	1,300	1,299,960
0.25%, 11/10/09	CA	2,000	1,998,167
0.50%, 7/27/09	CA	860	859,689
0.52%, 7/10/09	CA	1,830	1,829,762
Province of British Columbia 0.25%, 8/19/09	CA	1,000	999,660
0.50%, 7/13/09	CA	7,000	6,998,833
Province of Quebec (1) 0.21%, 8/31/09	CA	2,000	1,999,288
0.23%, 8/31/09	CA	1,000	999,610
0.25%, 7/21/09	CA	5,000	4,999,306

Total Foreign Government Obligations (Amortized cost $23,983,264)			23,983,264

FOREIGN GOVERNMENT SPONSORED COMMERCIAL PAPER – 5.4%
Export Development Corp. 0.28%, 11/23/09	CA	4,720	4,714,677
KFW International Finance, Inc. (1) 0.20%, 8/21/09		5,000	4,998,583
0.28%, 9/1/09		2,000	1,999,053

Total Foreign Government Sponsored Commercial Paper (Amortized cost $11,712,313)			11,712,313

U.S. GOVERNMENT AGENCY OBLIGATIONS – 12.9%
Federal Home Loan Mortgage Discount Notes 0.14%, 8/3/09		2,000	1,999,743

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

0.17%, 7/27/09		$4,200	$4,199,484
0.18%, 8/3/09		4,263	4,262,297
0.22%, 10/13/09		1,000	999,365
0.23%, 9/28/09		4,400	4,397,498
Federal National Mortgage Association Discount Notes 0.19%, 10/13/09		2,295	2,293,740
0.22%, 10/13/09		1,149	1,148,270
0.22%, 12/10/09		3,005	3,002,025
0.23%, 10/1/09		2,595	2,593,475
0.31%, 11/2/09		1,000	998,932
0.70%, 10/16/09		2,000	1,995,839

Total U.S. Government Agency Obligations (Amortized cost $27,890,668)			27,890,668

U.S. GOVERNMENT GUARANTEED OBLIGATIONS – 25.9%
COMMERCIAL PAPER – 14.8%
TLGP Citigroup Funding, Inc. 0.22%, 9/23/09		2,243	2,241,849
0.23%, 8/10/09		1,886	1,885,518
0.23%, 8/17/09		6,413	6,411,074
0.24%, 8/20/09		3,500	3,498,833
0.25%, 8/14/09		1,562	1,561,523
0.27%, 8/18/09		3,307	3,305,809
TLGP GE Capital Corp. 0.23%, 8/24/09		6,430	6,427,782
0.24%, 7/22/09		3,610	3,609,495

	Country Code*	Principal Amount (000)	Value

0.32%, 9/17/09		$1,167	$1,166,191
0.80%, 7/20/09		2,000	1,999,155
NOTES – 11.1%
TLGP Bank of America NA (3) 1.10%, 7/29/10		5,000	5,000,000
TLGP GE Capital Corp. (3) 0.73%, 3/11/11		7,000	7,000,000
TLGP Goldman Sachs Group, Inc. (3) 0.71%, 3/15/11		12,000	12,000,000

Total U.S. Government Guaranteed Obligations (Amortized cost $56,107,229)			56,107,229

	Shares
MUTUAL FUNDS – 8.6%
Federated Prime Obligation Fund	9,683,820	9,683,820
State Street Institutional Liquid Reserves Fund	8,913,789	8,913,789

Total Mutual Funds (Cost $18,597,609)		18,597,609

TOTAL INVESTMENTS – 100.4%
(Cost $217,245,065)		217,245,065
Liabilities in excess of other assets – (0.4)%		(832,764)

NET ASSETS – 100.0%		$216,412,301

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009 these securities amounted to $76,035,462, representing 35.1% of net assets.
(2)	American General Finance Corp. is subject to a Capital Support Agreement. See Note 9.
(3)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2009.

TLGP	Temporary Liquidity Guarantee Program
CA	Canada
LU	Luxembourg

See Notes to Financial Statements.

MONEY MARKET FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(4)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Commercial Paper	$—	$74,953,982	$—	$74,953,982
Corporate Debt Obligation (a)	—	4,000,000	—	4,000,000
Foreign Government Obligations	—	23,983,264	—	23,983,264
Foreign Government Sponsored Commercial Paper	—	11,712,313	—	11,712,313
U.S. Government Agency Obligations	—	27,890,668	—	27,890,668
U.S. Government Guaranteed Obligations
Commercial Paper	—	32,107,229	—	32,107,229
Notes	—	24,000,000	—	24,000,000

Total U.S. Government Guaranteed Obligations	—	56,107,229	—	56,107,229

Mutual Funds	18,597,609	—	—	18,597,609

Total Investments	18,597,609	198,647,456	—	217,245,065

Total	$18,597,609	$198,647,456	$—	$217,245,065

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 96.5%
APARTMENTS – 2.3%
AvalonBay Communities, Inc.		33,163	$1,855,138
Equity Residential Properties Trust		99,327	2,208,039

			4,063,177

DIVERSIFIED – 37.9%
British Land Co. PLC	GB	514,071	3,237,030
Capitaland Ltd.	SG	2,727,003	6,933,524
Digital Realty Trust, Inc.		76,493	2,742,274
Fukuoka REIT Corp.	JP	521	2,331,060
Hang Lung Properties, Ltd.	HK	2,957,907	9,569,596
Lexington Corporate Properties Trust		657,097	2,234,130
Mercialys	FR	101,043	3,121,823
Mitsubishi Estate Co. Ltd.	JP	582,382	9,668,514
Stockland	AU	2,448,543	6,316,069
Sun Hung Kai Properties, Ltd.	HK	560,483	6,981,535
Vornado Realty Trust		113,778	5,123,423
Wereldhave NV	NL	37,293	2,780,014
Wharf Holdings, Ltd.	HK	1,360,841	5,746,404

			66,785,396

HEALTH CARE EQUIPMENT & SERVICES – 5.7%
HCP, Inc.		90,093	1,909,071
Medical Properties Trust, Inc.		741,726	4,502,277
Ventas, Inc.		122,783	3,666,300

			10,077,648

OFFICE – 6.0%
Alexandria Real Estate Equities, Inc.		34,690	1,241,555
BioMed Realty Trust, Inc.		231,576	2,369,022
Boston Properties, Inc.		99,250	4,734,225
Douglas Emmett, Inc.		254,441	2,287,425

			10,632,227

	Country Code**	Shares	Value

REGIONAL MALLS – 10.3%
Simon Property Group, Inc.		155,997	$8,022,926
The Macerich Co.		3,481	61,300
Unibail-Rodamco	FR	66,600	9,957,582

			18,041,808

SHOPPING CENTERS – 24.0%
Atrium European Real Estate, Ltd.*	AT	1,096,801	4,891,238
CFS Retail Property Trust	AU	2,897,445	3,838,505
Federal Realty Investment Trust		58,007	2,988,521
Hammerson PLC	GB	682,151	3,459,026
Japan Retail Fund Investment Corp.	JP	1,039	4,793,221
Kimco Realty Corp.		182,750	1,836,638
Klepierre	FR	140,235	3,634,125
The Link REIT	HK	3,410,151	7,247,621
Westfield Group	AU	1,046,032	9,573,583

			42,262,478

STORAGE – 5.1%
Big Yellow Group PLC*	GB	821,435	4,634,166
Public Storage		65,092	4,262,224

			8,896,390

TIMBER & FOREST PRODUCTS – 3.1%
Plum Creek Timber Co., Inc.		85,671	2,551,283
Weyerhaeuser Co.		95,831	2,916,137

			5,467,420

WAREHOUSE & INDUSTRIAL – 2.1%
Goodman Group	AU	12,765,398	3,778,261

Total Real Estate Investment Trusts (Cost $176,613,725)			170,004,805

SHORT TERM INVESTMENTS – 2.6%
MUTUAL FUNDS – 2.6%
Federated Prime Obligation Fund		4,520,560	4,520,560
State Street Institutional Liquid Reserves Fund		1,049	1,049

Total Short Term Investments (Cost $4,521,609)			4,521,609

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

Value

TOTAL INVESTMENTS – 99.1% (Cost $181,135,334)	$174,526,414
Other assets less liabilities – 0.9%	1,553,985

NET ASSETS – 100.0%	$176,080,399

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

AT	Austria
AU	Australia
FR	France
GB	Great Britain
HK	Hong Kong
JP	Japan
NL	Netherlands
SG	Singapore

(1)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate Investment Trusts
Apartments	$4,063,177	$—	$—	$4,063,177
Diversified	10,099,827	56,685,569	—	66,785,396
Health Care Equipment & Services	10,077,648	—	—	10,077,648
Office	10,632,227	—	—	10,632,227
Regional Malls	8,084,226	9,957,582	—	18,041,808
Shopping Centers	4,825,159	37,437,319	—	42,262,478
Storage	4,262,224	4,634,166	—	8,896,390
Timber & Forest Products	5,467,420	—	—	5,467,420
Warehouse & Industrial	—	3,778,261	—	3,778,261

Total Real Estate Investment Trusts	57,511,908	112,492,897	—	170,004,805

Short Term Investments
Mutual Funds	4,521,609	—	—	4,521,609

Total Short Term Investments	4,521,609	—	—	4,521,609

Total Investments	62,033,517	112,492,897	—	174,526,414

Total	$62,033,517	$112,492,897	$—	$174,526,414

+	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 93.3%
AIR FREIGHT & LOGISTICS – 0.5%
United Parcel Services, Inc., Class B		22,440	$1,121,776

AUTOMOBILES – 0.8%
Harley-Davidson, Inc.		104,150	1,688,271

BEVERAGES – 2.9%
Diageo PLC ADR	GB	58,887	3,371,281
Heineken Holding NV	NL	65,105	2,080,164
The Coca-Cola Co.		15,000	719,850

			6,171,295

CAPITAL MARKETS – 3.2%
Ameriprise Financial, Inc.		49,445	1,200,030
Bank of New York Mellon Corp.		149,000	4,367,190
The Goldman Sachs Group, Inc.		8,701	1,282,876

			6,850,096

CHEMICALS – 0.8%
Monsanto Co.		15,640	1,162,678
Potash Corp. of Saskatchewan, Inc.	CA	5,465	508,518

			1,671,196

COMMERCIAL BANKS – 6.2%
Julius Baer Holding AG	CH	109,300	4,250,914
Wells Fargo & Co.		371,683	9,017,030

			13,267,944

COMMERCIAL SERVICES & SUPPLIES – 2.4%
Iron Mountain, Inc.*		163,398	4,697,693
Visa, Inc., Class A		8,740	544,152

			5,241,845

COMMUNICATIONS EQUIPMENT – 0.7%
Cisco Systems, Inc.*		76,120	1,418,877

COMPUTERS & PERIPHERALS – 1.4%
Hewlett-Packard Co.		77,160	2,982,234

CONSTRUCTION MATERIALS – 0.7%
Martin Marietta Materials, Inc.		4,800	378,624
Vulcan Materials Co.		28,144	1,213,006

			1,591,630

	Country Code**	Shares	Value

CONSUMER FINANCE – 2.4%
American Express Co.		220,995	$5,135,924

CONTAINERS & PACKAGING – 2.1%
Sealed Air Corp.		239,898	4,426,118

DIVERSIFIED CONSUMER SERVICES – 0.6%
H&R Block, Inc.		80,911	1,394,097

DIVERSIFIED FINANCIAL SERVICES – 3.4%
JPMorgan Chase & Co.		162,996	5,559,794
Moody’s Corp.		68,926	1,816,200

			7,375,994

ELECTRICAL EQUIPMENT – 0.4%
ABB Ltd. ADR	CH	48,190	760,438

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.1%
Agilent Technologies, Inc.*		105,225	2,137,120
Garmin, Ltd.	KY	13,810	328,954

			2,466,074

ENERGY EQUIPMENT & SERVICES – 0.9%
Transocean, Ltd.*	CH	25,322	1,881,171

FOOD & STAPLES RETAILING – 6.4%
Costco Wholesale Corp.		187,420	8,565,094
CVS Caremark Corp.		164,522	5,243,316

			13,808,410

FOOD PRODUCTS – 0.3%
The Hershey Co.		15,860	570,960

HEALTH CARE EQUIPMENT & SUPPLIES – 0.7%
Becton, Dickinson and Co.		20,200	1,440,462

HEALTH CARE PROVIDERS & SERVICES – 3.0%
Cardinal Health, Inc.		49,036	1,498,050
Express Scripts, Inc.*		37,135	2,553,031
Laboratory Corp. of America Holdings*		8,610	583,672
UnitedHealth Group, Inc.		72,390	1,808,302

			6,443,055

HOUSEHOLD DURABLES – 0.2%
Hunter Douglas NV	AN	10,033	411,618

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD PRODUCTS – 1.4%
The Procter & Gamble Co.		60,495	$3,091,294

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
AES Corp.*		33,960	394,276

INDUSTRIAL CONGLOMERATES – 0.7%
Tyco International Ltd.	CH	61,882	1,607,694

INSURANCE – 11.0%
American International Group, Inc.		86,900	100,804
Berkshire Hathaway, Inc., Class A*		115	10,350,000
Loews Corp.		178,915	4,902,271
Markel Corp.*		706	198,880
Nipponkoa Insurance Co., Ltd.	JP	16,650	96,867
The Hartford Financial Services Group, Inc.		46,000	546,020
The Principal Financial Group, Inc.		19,800	373,032
The Progressive Corp.*		299,843	4,530,628
Transatlantic Holdings, Inc.		56,730	2,458,111

			23,556,613

INTERNET & CATALOG RETAIL – 0.6%
Amazon.com, Inc.*		12,910	1,080,051
Liberty Media Corp. – Interactive, Series A*		52,497	263,010

			1,343,061

INTERNET SOFTWARE & SERVICES – 1.4%
Google, Inc., Class A*		7,410	3,123,982

MACHINERY – 0.3%
PACCAR, Inc.		19,880	646,299

MARINE – 0.9%
China Shipping Development Co., Ltd.	CN	534,800	682,591
Kuehne & Nagel International AG	CH	15,286	1,200,725

			1,883,316

	Country Code**	Shares	Value

MEDIA – 4.8%
Comcast Corp., Class A Special		230,888	$3,255,521
Grupo Televisa SA ADR	MX	120,450	2,047,650
Liberty Media Corp. –Entertainment, Series A*		42,270	1,130,722
News Corp., Class A		257,750	2,348,102
The Walt Disney Co.		66,590	1,553,545

			10,335,540

METALS & MINING – 0.7%
BHP Billiton PLC	GB	40,800	919,576
Rio Tinto PLC	GB	14,500	502,156

			1,421,732

OIL, GAS & CONSUMABLE FUELS – 15.2%
Canadian Natural Resources, Ltd.	CA	84,285	4,424,119
China Coal Energy Co.	CN	1,233,300	1,455,703
ConocoPhillips		93,080	3,914,945
Devon Energy Corp.		113,250	6,172,125
EOG Resources, Inc.		90,003	6,113,004
Occidental Petroleum Corp.		154,620	10,175,542
OGX Petroleo e Gas Participacoes SA	BR	900	458,924

			32,714,362

PAPER & FOREST PRODUCTS – 0.7%
Sino-Forest Corp.*	CA	138,830	1,480,026

PHARMACEUTICALS – 5.2%
Johnson & Johnson		60,600	3,442,080
Merck & Co., Inc.		68,900	1,926,444
Pfizer, Inc.		122,700	1,840,500
Schering-Plough Corp.		157,300	3,951,376

			11,160,400

PROFESSIONAL SERVICES – 0.3%
The Dun & Bradstreet Corp.		9,300	755,253

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.1%
Brookfield Asset Management, Inc.	CA	53,880	919,732

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Hang Lung Group, Ltd.	HK	304,900	$1,434,560

			2,354,292

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%
Texas Instruments, Inc.		197,190	4,200,147

SOFTWARE – 2.4%
Activision Blizzard, Inc.*		89,800	1,134,174
Microsoft Corp.		168,930	4,015,466

			5,149,640

SPECIALTY RETAIL – 1.3%
Bed Bath & Beyond, Inc.*		80,090	2,462,767
CarMax, Inc.*		23,700	348,390

			2,811,157

TOBACCO – 0.9%
Philip Morris International, Inc.		45,278	1,975,026

TRANSPORTATION – 1.1%
China Merchants Holdings International Co., Ltd.	HK	703,105	2,000,295
Cosco Pacific Ltd.	BM	415,700	463,865

			2,464,160

Total Common Stocks (Cost $202,516,425)			200,587,755

	Country Code**	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATION – 0.5%
AUTOMOBILES – 0.5%
Harley-Davidson, Inc. 15.00%, 2/1/14 (Cost $1,000,000)		$1,000	$1,053,397

		Shares
RIGHTS – 0.1%
METALS & MINING – 0.1%
Rio Tinto PLC, expires 7/1/2009* (Cost $114,487)	GB	7,612	87,412

		Principal Amount (000)
SHORT TERM INVESTMENTS – 0.9%
COMMERCIAL PAPER – 0.9%
Societe Generale North America 0.10%, 7/1/09 (Amortized cost $2,000,000)		$2,000	2,000,000

TOTAL INVESTMENTS – 94.8%
(Cost $205,630,912)			$203,728,564
Other assets less liabilities – 5.2%			11,278,654

NET ASSETS – 100.0%			$215,007,218

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

ADR	American Depositary Receipt

AN	Netherlands Antilles
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
CN	China
GB	Great Britain
HK	Hong Kong
JP	Japan
KY	Cayman Islands
MX	Mexico
NL	Netherlands

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(1)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Air Freight & Logistics	$1,121,776	$—	$—	$1,121,776
Automobiles	1,688,271	—	—	1,688,271
Beverages	4,091,131	2,080,164	—	6,171,295
Capital Markets	6,850,096	—	—	6,850,096
Chemicals	1,671,196	—	—	1,671,196
Commercial Banks	9,017,030	4,250,914	—	13,267,944
Commercial Services & Supplies	5,241,845	—	—	5,241,845
Communications Equipment	1,418,877	—	—	1,418,877
Computers & Peripherals	2,982,234	—	—	2,982,234
Construction Materials	1,591,630	—	—	1,591,630
Consumer Finance	5,135,924	—	—	5,135,924
Containers & Packaging	4,426,118	—	—	4,426,118
Diversified Consumer Services	1,394,097	—	—	1,394,097
Diversified Financial Services	7,375,994	—	—	7,375,994
Electrical Equipment	760,438	—	—	760,438
Electronic Equipment & Instruments	2,466,074	—	—	2,466,074
Energy Equipment & Services	1,881,171	—	—	1,881,171
Food & Staples Retailing	13,808,410	—	—	13,808,410
Food Products	570,960	—	—	570,960
Health Care Equipment & Supplies	1,440,462	—	—	1,440,462
Health Care Providers & Services	6,443,055	—	—	6,443,055
Household Durables	—	411,618	—	411,618
Household Products	3,091,294	—	—	3,091,294
Independent Power Producers & Energy Traders	394,276	—	—	394,276
Industrial Conglomerates	1,607,694	—	—	1,607,694
Insurance	23,459,746	96,867	—	23,556,613
Internet & Catalog Retail	1,343,061	—	—	1,343,061
Internet Software & Services	3,123,982	—	—	3,123,982
Machinery	646,299	—	—	646,299
Marine	—	1,883,316	—	1,883,316
Media	10,335,540	—	—	10,335,540
Metals & Mining	502,156	919,576	—	1,421,732
Oil, Gas & Consumable Fuels	31,258,659	1,455,703	—	32,714,362
Paper & Forest Products	1,480,026	—	—	1,480,026
Pharmaceuticals	11,160,400	—	—	11,160,400
Professional Services	755,253	—	—	755,253
Real Estate Management & Development	919,732	1,434,560	—	2,354,292
Semiconductors & Semiconductor Equipment	4,200,147	—	—	4,200,147
Software	5,149,640	—	—	5,149,640

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Specialty Retail	$2,811,157	$—	$—	$2,811,157
Tobacco	1,975,026	—	—	1,975,026
Transportation	—	2,464,160	—	2,464,160

Total Common Stocks	185,590,877	14,996,878	—	200,587,755

Corporate Debt Obligation
Automobiles	—	1,053,397	—	1,053,397
Rights
Metals & Mining	87,412	—	—	87,412
Short Term Investments
Commercial Paper	—	2,000,000	—	2,000,000

Total Investments	185,678,289	18,050,275	—	203,728,564

Total	$185,678,289	$18,050,275	$—	$203,728,564

+	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.3%
AEROSPACE & DEFENSE – 1.2%
AAR Corp.*		7,280	$116,844
Aerovironment, Inc.*		340	10,492
Applied Signal Technology, Inc.		160	4,082
Argon ST, Inc.*		4,100	84,337
BE Aerospace, Inc.*		13,140	188,690
Ceradyne, Inc.*		14,490	255,893
Cubic Corp.		4,440	158,908
Curtiss-Wright Corp.		1,170	34,784
Ducommun, Inc.		7,870	147,877
DynCorp International, Inc.*		9,072	152,319
Esterline Technologies Corp.*		12,980	351,369
Gencorp, Inc.*		6,870	13,122
Herley Industries, Inc.*		120	1,316
Ladish Co., Inc.*		1,340	17,380
Spirit Aerosystems Holdings, Inc.*		440	6,046
TransDigm Group, Inc.*		590	21,358
Triumph Group, Inc.		7,280	291,200

			1,856,017

AIR FREIGHT & LOGISTICS – 0.2%
Air Transport Services Group, Inc.*		2,010	4,663
Atlas Air Worldwide Holdings, Inc.*		8,210	190,390
Pacer International, Inc.		18,260	40,720
UTI Worldwide, Inc.*	VG	1,920	21,888

			257,661

AIRLINES – 0.4%
Allegiant Travel Co.*		2,680	106,235
Continental Airlines, Inc., Class B*		5,440	48,198
Hawaiian Holdings, Inc.*		21,049	126,715
Republic Airways Holdings, Inc.*		15,580	101,738
SkyWest, Inc.		18,340	187,068

			569,954

AUTO COMPONENTS – 1.0%
ArvinMeritor, Inc.		4,570	20,062
ATAC, Technology Corp.*		6,094	88,363

	Country Code**	Shares	Value

Autoliv, Inc.		2,870	$82,570
Cooper Tire & Rubber Co.		26,350	261,392
Drew Industries, Inc.*		2,140	26,044
Exide Technologies*		16,410	61,209
Federal-Mogul Corp.*		340	3,213
Fuel Systems Solutions, Inc.*		1,740	35,131
GenTek, Inc.*		340	7,592
Gentex Corp.		640	7,424
Modine Manufacturing Co.		2,820	13,536
Sauer-Danfoss, Inc.		4,390	26,911
Stoneridge, Inc.*		7,510	36,048
Superior Industries International, Inc.		2,590	36,519
Tenneco Automotive, Inc.*		10,140	107,484
TRW Automotive Holdings Corp.*		32,490	367,137
Wabco Holdings, Inc.		20,430	361,611

			1,542,246

AUTOMOBILES – 0.2%
Thor Industries, Inc.		13,400	246,158
Winnebago Industries, Inc.		3,990	29,646

			275,804

BEVERAGES – 0.0% +
Boston Beer Co., Inc.*		1,340	39,651
Dr Pepper Snapple Group, Inc.*		50	1,059
Hansen Natural Corp.*		20	616

			41,326

BIOTECHNOLOGY – 2.0%
Abraxis Bioscience, Inc.*		90	3,317
Acorda Therapeutics, Inc.*		3,350	94,437
Alexion Pharmaceuticals, Inc.*		5,860	240,963
Allos Therapeutics, Inc.*		7,200	59,688
Alnylam Pharmaceuticals, Inc.*		2,010	44,763
Anadys Pharmaceuticals, Inc.*		2,930	5,450
ArQule, Inc.*		3,520	21,613

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Array Biopharma, Inc.*		3,430	$10,770
Celldex Therapeutics, Inc.*		2,180	17,048
Cepheid, Inc.*		1,510	14,224
Cougar Biotechnology, Inc.*		250	10,740
Cubist Pharmaceuticals, Inc.*		9,880	181,100
Dendreon Corp.*		70	1,740
Emergent Biosolutions, Inc.*		8,120	116,360
Enzon Pharmaceuticals, Inc.*		13,980	110,023
Facet Biotech Corp.*		4,920	45,707
Genomic Health, Inc.*		250	4,333
Geron Corp.*		10,720	82,222
GTX, Inc.*		2,010	18,552
Human Genome Sciences, Inc.*		8,790	25,139
ImmunoGen, Inc.*		90	775
Incyte Corp.*		10,890	35,828
InterMune, Inc.*		1,670	25,384
Isis Pharmaceuticals, Inc.*		4,780	78,870
Ligand Pharmaceuticals, Inc.*		8,290	23,709
Mannkind Corp.*		2,510	20,858
Martek Biosciences Corp.*		13,671	289,142
Momenta Pharmaceuticals, Inc.*		10,970	131,969
Myriad Pharmaceuticals, Inc.*		2,165	10,067
Nabi Biopharmaceuticals*		2,590	6,268
NPS Pharmaceuticals, Inc.*		420	1,957
Onyx Pharmaceuticals, Inc.*		1,600	45,216
OSI Pharmaceuticals, Inc.*		5,280	149,054
Osiris Therapeutics, Inc.*		2,180	29,277
PDL BioPharma, Inc.		24,990	197,421
Progenics Pharmaceuticals, Inc.*		4,690	24,154
Protalix Biotherapeutics, Inc.*		160	723
Rigel Pharmaceuticals, Inc.*		5,700	69,084

	Country Code**	Shares	Value

Rxi Pharmaceuticals Corp.*		698	$3,169
Sangamo BioSciences, Inc.*		2,010	9,929
Savient Pharmaceuticals, Inc.*		46,780	648,371
Theravance, Inc.*		4,690	68,662
United Therapeutics Corp.*		1,170	97,496
Zymogenetics, Inc.*		6,200	28,520

			3,104,092

BUILDING PRODUCTS – 1.1%
Aaon, Inc.		5,927	118,066
American Woodmark Corp.		2,090	50,055
Ameron International Corp.		4,690	314,418
Apogee Enterprises, Inc.		17,832	219,334
Armstrong World Industries, Inc.*		14,320	236,137
Griffon Corp.*		7,533	62,674
Insteel Industries, Inc.		11,300	93,112
Lennox International, Inc.		1,600	51,376
NCI Building Systems, Inc.*		670	1,769
Quanex Building Products Corp.		19,510	218,902
Trex Co., Inc.*		5,900	78,883
Universal Forest Products, Inc.		8,210	271,669
USG Corp.*		3,670	36,957

			1,753,352

CAPITAL MARKETS – 1.6%
Allied Capital Corp.		17,840	62,083
Ameriprise Financial, Inc.		20	485
Apollo Investment Corp.		28,960	173,760
Ares Capital Corp.		2,090	16,845
BGC Partners, Inc.		420	1,592
Cohen & Steers, Inc.		5,360	80,132
Eaton Vance Corp.		120	3,210
Evercore Partners, Inc.		2,010	39,477
GAMCO Investors, Inc.		1,760	85,360
GFI Group, Inc.		13,765	92,776
Gladstone Capital Corp.		600	4,518

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Greenhill & Co., Inc.		920	$66,433
Hercules Technology Growth Capital, Inc.		5,500	45,980
Investment Technology Group, Inc.*		4,600	93,794
Janus Capital Group, Inc.		16,900	192,660
KBW, Inc.*		1,920	55,219
Knight Capital Group, Inc.*		16,712	284,940
LaBranche & Co., Inc.*		35,470	152,521
MCG Capital Corp.*		3,200	7,776
MF Global, Ltd.*	BM	23,835	141,342
NGP Capital Resources Co.		1,010	5,929
PennantPark Investment Corp.		400	2,840
Penson Worldwide, Inc.*		8,815	78,894
Piper Jaffray Cos., Inc.*		1,260	55,024
Prospect Capital Corp.		5,400	49,680
Sanders Morris Harris Group, Inc.		1,010	5,555
SEI Investments Co.		50	902
Stifel Financial Corp.*		2,590	124,553
SWS Group, Inc.		11,930	166,662
Teton Advisors, Inc.*		29	91
Thomas Weisel Partners Group, Inc.*		920	5,538
Tradestation Group, Inc.*		2,950	24,957
US Global Investors, Inc.		160	1,482
Virtus Investment Partners, Inc.*		920	13,515
W.P. Carey & Co., LLC		160	3,997
Waddell & Reed Financial, Inc., Class A		9,470	249,724

			2,390,246

CHEMICALS – 2.4%
Arch Chemicals, Inc.		500	12,295
Ashland, Inc.		16,222	455,027
Balchem Corp.		1,010	24,765
Cabot Corp.		5,440	68,435
Celanese Corp., Series A		920	21,850
CF Industries Holdings, Inc.		1,040	77,106

	Country Code**	Shares	Value

Cytec Industries, Inc.		14,594	$271,740
Eastman Chemical Co.		70	2,653
Ferro Corp.		11,140	30,635
Fuller H B Co.		8,290	155,603
Ico, Inc.*		5,860	15,939
Innophos Holdings, Inc.		8,397	141,825
Innospec, Inc.		6,950	74,713
Koppers Holdings, Inc.		2,010	53,004
Landec Corp.*		4,350	29,537
LSB Industries, Inc.*		7,446	120,402
Minerals Technologies, Inc.		5,150	185,503
NewMarket Corp.		3,940	265,280
Nova Chemicals Corp.	CA	24,870	147,479
Olin Corp.		13,650	162,298
OM Group, Inc.*		12,730	369,425
PolyOne Corp.*		31,160	84,444
Quaker Chemical Corp.		2,680	35,617
Rockwood Holdings, Inc.*		12,980	190,027
Schulman A, Inc.		7,995	120,804
Sensient Technologies Corp.		2,010	45,366
Solutia, Inc.*		3,270	18,835
Spartech Corp.		10,119	92,994
Stepan Chemical Co.		1,920	84,787
Terra Industries, Inc.		3,410	82,590
Valhi, Inc.		250	1,858
W.R. Grace & Co.*		1,920	23,750
Westlake Chemical Corp.		670	13,661
Zep, Inc.		8,480	102,184
Zoltek Cos., Inc,*		9,130	88,744

			3,671,175

COMMERCIAL BANKS – 1.8%
1st Source Corp.		90	1,554
AMCORE Financial, Inc.		340	279
Bancfirst Corp.		590	20,402
Banco Macro SA ADR*	AR	800	12,952
Boston Private Financial Holdings, Inc.		6,700	30,016
Capitol Bancorp, Ltd.		250	663
Cathay General Bancorp		6,610	62,861
Central Pacific Financial Corp.		11,220	42,075

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Chemical Financial Corp.		1,920	$38,227
City Holding Co.		4,440	134,798
Cobiz Financial, Inc.		2,010	12,884
Columbia Banking System, Inc.		2,590	26,496
Community Banking Systems, Inc.		6,200	90,272
Community Trust Bancorp, Inc.		2,770	74,097
East West Bancorp, Inc.		13,060	84,759
F.N.B. Corp.		1,760	10,894
First BanCorp.	PR	2,090	8,256
First Citizens BancShares, Inc.		290	38,759
First Community Bancshares, Inc.		1,260	16,178
First Financial Bancorp.		2,010	15,115
First Financial Corp/in		90	2,842
First Merchants Corp.		4,100	32,923
First Midwest Bancorp, Inc.		6,110	44,664
FirstMerit Corp.		4,892	83,066
Frontier Financial Corp.		6,200	7,502
Glacier Bancorp, Inc.		2,260	33,380
Greene Bancshares, Inc.		1,521	6,814
Guaranty Bancorp*		2,090	3,992
Hancock Holding Co.		420	13,646
Hanmi Financial Corp.		1,170	2,048
IBERIABANK Corp.		7,100	276,964
Independent Bank Corp. Massachusetts		750	14,775
International Bancshares Corp.		4,450	45,879
MainSource Financial Group, Inc.		1,840	13,653
MB Financial, Inc.		2,430	24,762
National Penn Bancshares, Inc.		14,490	66,799
NBT Bancorp, Inc.		1,260	27,355
Old National Bancorp		6,780	66,580
Old Second Bancorp, Inc.		90	531
Oriental Financial Group	PR	5,108	49,548
Pacific Capital Bancorp		19,170	41,024
PacWest Bancorp		7,960	104,754
Park National Corp.		160	9,037
Popular, Inc.	PR	39,530	86,966

	Country Code**	Shares	Value

Prosperity Bancshares, Inc.		1,760	$52,501
Renasant Corp.		1,010	15,170
Republic Bancorp, Inc.		1,670	37,725
Sandy Spring Bancorp, Inc.		1,840	27,048
Santander Bancorp*	PR	1,260	8,770
Signature Bank*		840	22,781
Simmons First National Corp., Class A		1,760	47,027
Southside Bancshares, Inc.		1,665	38,079
Sterling Bancorp		6,780	56,613
Sterling Bancshares, Inc.		2,510	15,888
Susquehanna Bancshares, Inc.		12,220	59,756
TCF Financial Corp.		1,100	14,707
The South Financial Group, Inc.		4,270	5,081
Tompkins Financial Corp.		1,510	72,404
TowneBank		1,340	18,760
Trustmark Corp.		2,430	46,948
UMB Financial Corp.		1,840	69,938
Umpqua Holdings Corp.		7,530	58,433
United Bankshares, Inc.		1,600	31,264
United Community Banks, Inc.*		7,535	45,132
WesBanco, Inc.		2,770	40,276
West Coast Bancorp		670	1,367
Westamerica Bancorporation		1,760	87,314
Western Alliance Bancorp*		4,100	28,044
Whitney Holding Corp.		5,440	49,830
Wintrust Financial Corp.		3,850	61,908
Zions Bancorporation		1,840	21,270

			2,815,075

COMMERCIAL SERVICES & SUPPLIES – 4.8%
ABM Industries, Inc.		1,260	22,768
Acco Brands Corp.*		6,950	19,599
Administaff, Inc.		2,680	62,364
American Ecology Corp.		8,880	159,130
American Reprographics Co.*		15,148	126,031

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Amrep Corp.*		340	$3,750
Bowne & Co., Inc.		6,984	45,466
Casella Waste Systems, Inc., Class A*		1,760	3,502
CBIZ, Inc.*		15,240	108,509
Cenveo, Inc.*		8,630	36,505
Comfort Systems USA, Inc.		22,251	228,073
COMSYS IT Partners, Inc.*		1,670	9,770
Consolidated Graphics, Inc.*		9,540	166,187
Copart, Inc.*		110	3,814
Cornell Cos., Inc.*		4,100	66,461
Costar Group, Inc.*		4,100	163,467
Courier Corp.		750	11,445
CRA International, Inc.*		4,530	125,753
Deluxe Corp.		31,338	401,440
EnergySolutions, Inc.		7,280	66,976
Ennis, Inc.		5,780	72,019
Equifax, Inc.		640	16,704
First Advantage Corp., Class A*		3,850	58,558
G&K Services, Inc.		4,600	97,290
Geoeye, Inc.*		670	15,785
Heidrick & Struggles International, Inc.		4,780	87,235
Herman Miller, Inc.		25,710	394,391
Hill International, Inc.*		8,710	37,453
HNI Corp.		18,590	335,735
Hudson Highland Group, Inc.*		5,030	9,859
ICF International, Inc.*		2,840	78,356
Interface, Inc.		34,090	211,358
Kelly Services, Inc., Class A		11,050	120,997
Kenexa Corp.*		4,780	55,305
Kforce, Inc.*		6,780	56,071
Knoll, Inc.		14,293	108,341
Korn / Ferry International*		20,020	213,013
Layne Christensen Co.*		3,850	78,732
M&F Worldwide Corp.*		1,515	30,300
Manpower, Inc.		1,670	70,708
McGrath Rentcorp.		1,600	30,496
Metalico, Inc.*		6,700	31,222
Mine Safety Appliances Co.		750	18,075

	Country Code**	Shares	Value

Monster Worldwide, Inc.*		19,850	$234,428
On Assignment, Inc.*		7,460	29,169
PHH Corp.*		21,520	391,234
Pike Electric Corp.*		8,120	97,846
PRG-Schultz International, Inc.*		90	243
R.R. Donnelley & Sons Co.		190	2,208
Resources Global Professionals*		21,078	361,909
Rollins, Inc.		1,420	24,580
Schawk, Inc.		5,280	39,653
School Specialty, Inc.*		5,950	120,249
Spherion Corp.*		9,800	40,376
Standard Parking Corp.*		750	12,217
Steelcase, Inc., Class A		49,740	289,487
Taleo Corp.*		9,290	169,728
Team, Inc.*		3,790	59,389
Teletech Holdings, Inc.*		26,812	406,202
Tetra Tech, Inc.*		2,180	62,457
The Advisory Board Co.*		1,340	34,438
The Brink’s Co.		1,420	41,223
The Corporate Executive Board Co.		2,090	43,388
The Standard Register Co.		10,590	34,523
Trueblue, Inc.*		25,540	214,536
United Stationers, Inc.*		3,270	114,058
Viad Corp.		11,220	193,208
Volt Information Sciences, Inc.*		2,370	14,860
Waste Connections, Inc.*		2,090	54,152
Waste Services, Inc.*		1,920	9,946
Watson Wyatt Worldwide, Inc.		3,346	125,575

			7,280,295

COMMUNICATIONS EQUIPMENT – 3.8%
3Com Corp.*		111,460	524,977
Acme Packet, Inc.*		6,360	64,363
ADC Telecommunications, Inc.*		10,130	80,635
Adtran, Inc.		13,320	285,980

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Arris Group, Inc.*		4,850	$58,976
Avocent Corp.*		23,450	327,362
Bel Fuse, Inc.		310	4,352
Bigband Networks*		6,610	34,174
Black Box Corp.		3,480	116,476
Blue Coat Systems, Inc.*		6,950	114,953
Ciena Corp.*		24,540	253,989
Cogo Group, Inc.*		3,680	21,970
CommScope, Inc.*		20,861	547,810
Comtech Telecommunications Corp.*		1,300	40,962
Digi International, Inc.*		4,710	45,922
Dycom Industries, Inc.*		25,880	286,492
EchoStar Corp., Class A*		1,640	26,142
EMS Technologies, Inc.*		6,200	129,580
Emulex Corp.*		43,200	422,496
Extreme Networks, Inc.*		3,685	7,370
Finisar Corp.*		28,050	15,988
Harris Stratex Networks, Inc., Class A*		3,770	24,430
Interdigital, Inc.*		11,470	280,327
Ixia*		12,140	81,824
JDS Uniphase Corp.*		77,550	443,586
Mastec, Inc.*		8,710	102,081
NETGEAR, Inc.*		3,285	47,337
Oplink Communications, Inc.*		1,170	13,338
Parkervision, Inc.*		2,402	7,350
Performance Technologies, Inc.*		500	1,475
Plantronics, Inc.		21,606	408,569
Polycom, Inc.*		5,860	118,782
Powerwave Technologies, Inc.*		29,900	48,139
Seachange International, Inc.*		5,950	47,778
Shoretel, Inc.*		2,030	16,240
Sonus Networks, Inc.*		22,580	36,354
Starent Networks Corp.*		14,142	345,206
Tekelec, Inc.*		11,627	195,682
Tellabs, Inc.*		7,880	45,152
UTStarcom, Inc.*		19,350	31,540
Viasat, Inc.*		3,090	79,228

			5,785,387

	Country Code**	Shares	Value

COMPUTERS & PERIPHERALS – 1.5%
3par, Inc.*		670	$8,308
Adaptec, Inc.*		20,680	54,802
Avid Technology, Inc.*		9,970	133,698
Brocade Communications Systems, Inc.*		1,040	8,133
Diebold, Inc.		750	19,770
Eletronics for Imaging, Inc.*		14,070	149,986
Hypercom Corp.*		90	135
Imation Corp.		9,210	70,088
Lexmark International, Inc., Class A*		3,486	55,253
NCR Corp.*		4,850	57,375
Netezza Corp.*		7,530	62,650
Novatel Wireless, Inc.*		980	8,840
PROS Holdings, Inc.*		340	2,761
QLogic Corp.*		31,820	403,478
Seagate Technology	KY	160	1,674
Stec, Inc.*		22,280	516,673
Sun Microsystems, Inc.*		400	3,688
Synaptics, Inc.*		12,810	495,106
Teradata Corp.*		3,180	74,507
Western Digital Corp.*		5,800	153,700
Xyratex, Ltd.*	BM	1,610	8,034

			2,288,659

CONSTRUCTION & ENGINEERING – 1.1%
Aecom Technology Corp.*		840	26,880
Chicago Bridge & Iron Co., NV	NL	7,200	89,280
EMCOR Group, Inc.*		21,850	439,622
Furmanite Corp.*		1,670	7,448
Granite Construction, Inc.		5,421	180,411
Insituform Technologies, Inc., Class A*		7,780	132,027
Integrated Electrical Services, Inc.*		3,020	23,586
Michael Baker Corp.*		5,487	232,429
Orion Marine Group, Inc.*		2,680	50,920
The Shaw Group, Inc.*		190	5,208
Tutor Perini Corp.*		27,030	469,241

			1,657,052

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

Country Code**	Shares	Value

CONSTRUCTION MATERIALS – 0.1%
Eagle Materials, Inc.	250	$6,310
Texas Industries, Inc.	3,020	94,707

		101,017

CONSUMER FINANCE – 1.0%
Advance America Cash Advance Centers, Inc.	1,500	6,645
Advanta Corp.	6,450	2,709
AmeriCredit Corp.*	33,240	450,402
Cash America International, Inc.	16,460	384,999
Discover Financial Services	7,870	80,825
Dollar Financial Corp.*	4,100	56,539
EZCORP, Inc., Class A*	2,590	27,920
First Cash Financial Services, Inc.*	5,004	87,670
Nelnet, Inc., Class A*	5,713	77,640
The First Marblehead Corp.*	4,850	9,797
The Student Loan Corp.	1,090	40,548
World Acceptance Corp.*	12,366	246,207

		1,471,901

CONTAINERS & PACKAGING – 0.6%
Bway Holding Co.*	920	16,128
Myers Industries, Inc.	10,550	87,776
Packaging Corp of America	10,110	163,782
Rock-Tenn Co.	3,521	134,361
Sonoco Products Co.	1,590	38,081
Temple-Inland, Inc.	36,010	472,451

		912,579

DISTRIBUTORS – 0.0% +
Core-mark Holding Co., Inc.*	1,483	38,647

DIVERSIFIED CONSUMER SERVICES – 0.6%
Capella Education Co.*	1,200	72,049
Career Education Corp.*	2,130	53,016
Corinthian Colleges, Inc.*	6,280	106,320
Hillenbrand, Inc.	2,090	34,778
Lincoln Educational Services Corp.*	1,090	22,814

	Country Code**	Shares	Value

Noah Education Holdings Ltd. ADR	KY	2,750	$10,670
Regis Corp.		19,600	341,236
Service Corp. International		4,940	27,071
Steiner Leisure, Ltd.*	BS	5,349	163,305
Stewart Enterprises, Inc., Class A		21,270	102,521

			933,780

DIVERSIFIED FINANCIAL SERVICES – 0.7%
CIT Group, Inc.		54,430	117,024
Encore Capital Group, Inc.*		2,965	39,286
Financial Federal Corp.		4,940	101,517
Lender Processing Services, Inc.		840	23,327
Marketaxess Holdings, Inc.*		3,020	28,781
MSCI, Inc., Class A*		28,300	691,652
Newstar Financial, Inc.*		590	1,127
Pico Holdings, Inc.*		1,260	36,162
Portfolio Recovery Associates, Inc.*		850	32,921

			1,071,797

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.0%
Alaska Communications Systems, Inc.		250	1,830
Atlantic Tele-network, Inc.		3,356	131,857
Cbeyond, Inc.*		4,350	62,422
Cincinnati Bell, Inc.*		80,140	227,598
Cogent Communications Group, Inc.*		13,820	112,633
Embarq Corp.		390	16,403
Frontier Communications Corp.		80	571
General Communication, Inc. Class A*		840	5,821
Global Crossing Ltd*	BM	1,920	17,626
Iowa Telecommunication Services, Inc.		5,280	66,053
Neutral Tandem, Inc.*		2,430	71,734
NTELOS Holdings Corp.		7,960	146,623
PAETEC Holding Corp.*		340	918

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Premiere Global Services, Inc.*		35,420	$383,953
Tw Telecom, Inc.*		31,570	324,224

			1,570,266

ELECTRIC UTILITIES – 0.2%
Cleco Corp.		7,290	163,442
Hawaiian Electric Industries, Inc.		1,170	22,300
IDACORP, Inc.		1,760	46,006
Portland General Electric Co.		3,850	74,998
The Empire District Electric Co.		420	6,938
Unisource Energy Corp.		590	15,659
Westar Energy, Inc.		2,510	47,113

			376,456

ELECTRICAL EQUIPMENT – 2.0%
Acuity Brands, Inc.		12,560	352,308
Advanced Battery Technologies, Inc.*		500	2,010
AZZ, Inc.*		3,681	126,663
Baldor Electric Co.		17,590	418,466
Belden CDT, Inc.		21,229	354,524
Brady Corp.		5,441	136,678
C&D Technologies, Inc.*		3,430	6,860
Encore Wire Corp.		9,225	196,954
EnerSys*		12,996	236,397
Franklin Electric Co., Inc.		340	8,813
GrafTech International Ltd.*		42,620	482,032
Hubbell, Inc., Class B		1,010	32,381
II-VI, Inc.*		420	9,311
LSI Industries, Inc.		2,770	15,097
Polypore International, Inc.*		2,180	24,242
Powell Industries, Inc.*		5,388	199,733
Regal-Beloit Corp.		420	16,682
Smith A O Corp.		6,110	199,003
Thomas & Betts Corp.*		7,511	216,767
Valence Technology, Inc.*		4,440	7,948
Vicor Corp.		3,180	22,960
Woodward Governor Co.		920	18,216

			3,084,045

	Country Code**	Shares	Value

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.5%
Acacia Research – Acacia Technologies*		2,030	$15,976
Agilent Technologies, Inc.*		170	3,453
Agilysys, Inc.		840	3,931
Amphenol Corp., Class A		240	7,594
Anixter International, Inc.*		9,210	346,204
Arrow Electronics, Inc.*		5,470	116,183
AVX Corp.		3,090	30,684
Benchmark Electronics, Inc.*		35,000	504,000
Brightpoint, Inc.*		18,260	114,490
Checkpoint Systems, Inc.*		2,180	34,204
China Security & Surveillance Technology, Inc.*		6,450	48,633
Cognex Corp.		2,700	38,151
Coherent, Inc.*		7,960	164,613
CTS Corp.		14,570	95,433
Daktronics, Inc.		8,120	62,524
Dolby Laboratories, Inc., Class A*		750	27,960
DTS, Inc.*		3,790	102,595
Echelon Corp.*		1,210	10,261
Electro Scientific Industries, Inc.*		4,360	48,745
FARO Technologies, Inc.*		870	13,511
Gerber Scientific, Inc.*		1,760	4,400
Ingram Micro, Inc., Class A*		430	7,525
Insight Enterprises, Inc.*		15,120	146,059
Jabil Circuit, Inc.		37,020	274,688
L-1 Identity Solutions, Inc.*		3,190	24,691
Littelfuse, Inc.*		8,040	160,478
Maxwell Technologies, Inc.*		1,840	25,447
Methode Electronics, Inc.		17,300	121,446
Molex, Inc.		2,310	35,921
MTS Technologies, Inc.		3,270	67,526
Multi Fineline Electronix, Inc.*		12,365	264,611

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Nam Tai Electronics, Inc.	VG	1,920	$8,179
National Instruments Corp.		1,090	24,590
OSI Systems, Inc.*		6,368	132,773
Park Electrochemical Corp.		4,190	90,211
PC Connection, Inc.*		1,260	6,615
Plexus Corp.*		6,950	142,197
RadiSys Corp.*		1,420	12,794
Rofin-Sinar Technologies, Inc.*		14,410	288,344
Rogers Corp.*		590	11,936
Sanmina-SCI Corp.*		92,710	40,792
ScanSource, Inc.*		8,455	207,317
SYNNEX Corp.*		15,620	390,344
Tech Data Corp.*		15,740	514,855
Technitrol, Inc.		10,470	67,741
Trimble Navigation Ltd.*		60	1,178
TTM Technologies, Inc.*		10,990	87,480
Vishay Intertechnology, Inc.*		62,390	423,628

			5,372,911

ENERGY EQUIPMENT & SERVICES – 3.7%
Allis-Chalmers Energy, Inc.*		8,960	20,698
Basic Energy Services, Inc.*		11,640	79,501
Bristow Group, Inc.*		2,510	74,371
Bronco Drilling Co., Inc.*		4,530	19,388
Cal Dive International, Inc.*		3,770	32,535
Complete Production Services, Inc.*		27,300	173,628
Dawson Geophysical Co.*		2,747	81,998
Dresser-Rand Group, Inc.*		4,270	111,447
Dril-Quip, Inc.*		10,390	395,859
Englobal Corp.*		6,780	33,358
Exterran Holdings, Inc.*		20,100	322,404
Forbes Energy Services, Ltd.* (1)	BM	20,600	20,367
Global Industries, Ltd.*		36,100	204,326
Gulf Island Fabrication, Inc.		8,040	127,273

	Country Code**	Shares	Value

Gulfmark Offshore, Inc.*		9,856	$272,026
Headwaters, Inc.*		19,260	64,714
Helmerich & Payne, Inc.		700	21,609
Hercules Offshore, Inc.*		2,340	9,290
Hornbeck Offshore Services, Inc.*		2,260	48,341
Key Energy Services, Inc.*		53,704	309,335
Lufkin Industries, Inc.		340	14,297
Matrix Service Co.*		11,119	127,646
NATCO Group, Inc.*		4,690	154,395
Natural Gas Services Group, Inc.*		3,090	41,097
Newpark Resources*		27,470	78,289
North American Energy Partners, Inc.*	CA	3,520	21,437
Oceaneering International, Inc.*		370	16,724
Oil States International, Inc.*		18,260	442,075
Parker Drilling Co.*		49,360	214,222
Patterson-UTI Energy, Inc.		7,460	95,936
Pioneer Drilling Co.*		11,300	54,127
Precision Drilling Trust	CA	47,354	231,088
RPC, Inc.		2,930	24,466
SEACOR Holdings, Inc.*		6,110	459,716
Superior Energy Services, Inc.*		18,090	312,414
T-3 Energy Services, Inc.*		6,042	71,960
TETRA Technologies, Inc.*		37,430	297,943
Tidewater, Inc.		2,115	90,670
Union Drilling, Inc.*		5,440	36,013
Unit Corp.*		4,690	129,303
Willbros Group, Inc.*		19,722	246,722

			5,583,008

FOOD & STAPLES RETAILING – 0.6%
Arden Group, Inc.		160	20,016
Casey’s General Stores, Inc.		7,780	199,868
Central European Distribution Corp.*		3,770	100,169
Ingles Markets, Inc.		1,510	23,012

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Nash Finch Co.		2,340	$63,320
PriceSmart, Inc.		1,170	19,598
Ruddick Corp.		1,010	23,664
Spartan Stores, Inc.		1,260	15,637
SUPERVALU, Inc.		70	907
The Andersons, Inc.		2,448	73,293
The Pantry, Inc.*		13,783	228,798
United Natural Foods, Inc.*		250	6,563
Weis Markets, Inc.		1,548	51,889
Whole Foods Market, Inc.		440	8,351
Winn-Dixie Stores, Inc.*		4,530	56,806

			891,891

FOOD PRODUCTS – 0.9%
Bunge, Ltd.	BM	420	25,305
Calavo Growers, Inc.		90	1,785
Chiquita Brands International, Inc.*		19,680	201,917
ConAgra Foods, Inc.		90	1,715
Darling International, Inc.*		42,710	281,886
Del Monte Foods Co.		7,960	74,665
Diamond Foods, Inc.		2,010	56,079
Fresh Del Monte Produce, Inc.*	KY	7,960	129,429
J & J Snack Foods Corp.		1,510	54,209
Lancaster Colony Corp.		1,670	73,597
Omega Protein Corp.*		6,610	26,837
Ralcorp Holdings, Inc.*		3,600	219,312
Sanderson Farms, Inc.		420	18,900
Smart Balance, Inc.*		840	5,720
Smithfield Foods, Inc.*		5,280	73,762
The J. M. Smucker Co.		340	16,544
TreeHouse Foods, Inc.*		5,610	161,400

			1,423,062

GAS UTILITIES – 0.2%
New Jersey Resources Corp.		2,090	77,414
Nicor, Inc.		1,420	49,160
Northwest Natural Gas Co.		500	22,160
Piedmont Natural Gas Co.		1,090	26,280
South Jersey Industries, Inc.		750	26,167

	Country Code**	Shares	Value

Southern Union Co.		110	$2,023
Southwest Gas Corp.		670	14,881
The Laclede Group, Inc.		670	22,197
WGL Holdings, Inc.		1,420	45,468

			285,750

HEALTH CARE EQUIPMENT & SUPPLIES – 2.5%
Abaxis, Inc.*		2,180	44,777
Align Technology, Inc.*		2,680	28,408
American Medical Systems Holdings, Inc.*		7,270	114,866
Analogic Corp.		7,780	287,471
Angiodynamics, Inc.*		2,590	34,369
Cantel Medical Corp.*		900	14,607
Cardiac Science Corp*		250	1,005
Conmed Corp.*		4,270	66,270
Cyberonics, Inc.*		6,870	114,248
ev3, Inc.*		3,020	32,374
Exactech, Inc.*		2,680	38,860
Greatbatch, Inc.*		590	13,340
Haemonetics Corp.*		1,510	86,070
Hill-Rom Holdings, Inc.		18,485	299,827
Invacare Corp.		2,693	47,531
Iris International, Inc.*		1,170	13,806
Kensey Nash Corp.*		6,913	181,190
Kinetic Concepts, Inc.*		6,584	179,414
Masimo Corp.*		3,090	74,500
Merit Medical Systems, Inc.*		6,530	106,439
Natus Med, Inc.*		8,460	97,628
NuVasive, Inc.*		13,300	593,180
Orthofix International*	AN	3,430	85,784
Palomar Medical Technologies, Inc.*		1,510	22,137
Quidel Corp.*		4,100	59,696
RTI Biologics, Inc.*		1,510	6,478
Sirona Dental Systems, Inc.*		2,090	41,779
Somanetics Corp.*		4,440	73,304
Sonosite, Inc.*		3,090	61,985
STERIS Corp.		14,320	373,466
Surmodics, Inc.*		1,200	27,156
Symmetry Medical, Inc.*		2,590	24,139
Synovis Life Technologies, Inc.*		3,270	67,918

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

The Cooper Cos., Inc.		6,200	$153,326
Thoratec Corp.*		4,100	109,798
Volcano Corp.*		4,270	59,695
West Pharmaceutical Services, Inc.		670	23,350
Wright Medical Group, Inc.*		3,960	64,390
Zoll Medical Corp.*		6,700	129,578

			3,854,159

HEALTH CARE PROVIDERS & SERVICES – 4.2%
Alliance Imaging, Inc.*		5,860	42,954
Amedisys, Inc.*		1,900	62,738
AMERIGROUP Corp.*		11,570	310,654
AMN Healthcare Services, Inc.*		12,013	76,643
AmSurg Corp.*		2,520	54,029
Brookdale Senior Living, Inc.		8,695	84,689
Centene Corp.*		18,863	376,883
Chemed Corp.		6,767	267,161
Chindex International, Inc.*		880	10,886
CIGNA Corp.		100	2,409
Community Health Systems, Inc.*		4,257	107,489
Corvel Corp.*		1,260	28,690
Coventry Health Care, Inc.*		150	2,807
Cross Country Healthcare, Inc.*		3,180	21,847
Cryolife, Inc.*		13,320	73,793
Emergency Medical Services Corp., Class A*		800	29,456
Gentiva Health Services, Inc.*		7,577	124,717
Hanger Orthopedic Group, Inc.*		7,530	102,333
Health Management Associates, Inc., Class A*		44,810	221,361
Health Net, Inc.*		24,770	385,173
Healthextras, Inc.*		2,260	56,364
HEALTHSOUTH Corp.*		3,500	50,540
Healthspring, Inc.*		20,763	225,486
Healthways, Inc.*		14,106	189,726
HMS Holdings Corp.*		2,430	98,950
inVentiv Health, Inc.*		13,838	187,228

	Country Code**	Shares	Value

Kindred Healthcare, Inc.*		18,510	$228,969
Laboratory Corp. of America Holdings*		340	23,049
Landauer, Inc.		2,840	174,206
LHC Group, Inc.*		4,680	103,943
LifePoint Hospitals, Inc.*		11,906	312,532
Lincare Holdings, Inc.*		12,597	296,281
Magellan Health Services, Inc.*		2,240	73,517
Medcath Corp.*		3,600	42,336
MEDNAX, Inc.*		6,069	255,687
Molina Healthcare, Inc.*		9,065	216,835
MWI Veterinary Supply, Inc.*		1,340	46,712
Odyssey Healthcare, Inc.*		5,340	54,895
Owens & Minor, Inc.		2,590	113,494
Pharmerica Corp.*		13,819	271,267
Providence Service Corp.*		670	7,337
PSS World Medical, Inc.*		340	6,293
Rehabcare Group, Inc.*		11,048	264,379
Res-Care, Inc.*		5,090	72,787
Skilled Healthcare Group, Inc.*		1,510	11,325
Sun Healthcare Group, Inc.*		9,420	79,505
The Ensign Group, Inc.		200	2,846
Triple-s Management Corp., Class B*	PR	1,750	27,282
U.S. Physical Therapy, Inc.*		300	4,460
Universal Health Services, Inc., Class B		2,667	130,283
VCA Antech, Inc.*		2,515	67,150
WellCare Health Plan, Inc.*		16,750	309,707

			6,392,083

HEALTH CARE TECHNOLOGY – 0.0% +
Computer Programs and Systems, Inc.		670	25,668
Omnicell, Inc.*		3,850	41,387

			67,055

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOTELS, RESTAURANTS & LEISURE – 2.7%
AFC Enterprises*		500	$3,375
Ameristar Casinos, Inc.		4,020	76,501
Bally Technologies, Inc.*		11,210	335,403
BJ’s Restaurants, Inc.*		3,690	62,250
Bob Evans Farms, Inc.		13,480	387,415
Boyd Gaming Corp.*		31,856	270,776
Brinker International, Inc.		15,410	262,432
Buffalo Wild Wings, Inc.*		1,890	61,463
Burger King Holdings, Inc.		1,260	21,760
California Pizza Kitchen, Inc.*		6,870	91,302
CEC Entertainment, Inc.*		8,095	238,641
Churchill Downs, Inc.		590	19,859
CKE Restaurants, Inc.		10,890	92,347
Cracker Barrel Old Country Store, Inc.		7,616	212,487
Dennys Corp.*		32,580	70,047
DineEquity, Inc.		1,510	47,097
Dover Downs Gaming & Entertainment, Inc.		250	1,163
Gaylord Entertainment Co.*		740	9,405
International Speedway Corp., Class A		3,020	77,342
Interval Leisure Group, Inc.*		3,323	30,970
Isle of Capri Casinos, Inc.*		3,020	40,226
Jack In The Box, Inc.*		3,693	82,908
Krispy Kreme Doughnuts, Inc.*		7,310	21,930
LIFE TIME FITNESS, Inc.*		2,670	53,427
Marcus Corp.		2,590	27,247
O’Charley’s, Inc.		920	8,510
Orient-Express Hotels, Ltd.	BM	8,960	76,070
Panera Bread Co., Class A*		590	29,417
Papa John’s International, Inc.*		5,393	133,693
Pinnacle Entertainment, Inc.*		9,530	88,534

	Country Code**	Shares	Value

Red Robin Gourmet Burgers, Inc.*		7,620	$142,875
Ruby Tuesday, Inc.*		13,820	92,041
Shuffle Master, Inc.*		3,620	23,928
Sonic Corp.*		840	8,425
Speedway Motorsports, Inc.		8,040	110,631
Texas Roadhouse, Inc., Class A*		6,610	72,115
The Steak N Shake Co.*		6,200	54,188
Town Sports International Holdings, Inc.*		1,100	4,125
Vail Resorts, Inc.*		7,130	191,227
WMS Industries, Inc.*		9,040	284,851
Wyndham Worldwide Corp.		17,360	210,403

			4,128,806

HOUSEHOLD DURABLES – 1.5%
American Greetings Corp.		29,480	344,326
Avatar Holdings, Inc.*		500	9,085
Blyth, Inc.		5,458	178,968
Brookfield Homes Corp.*		40	160
Centex Corp.		1,590	13,451
CSS Industries, Inc.		2,340	47,689
Ethan Allen Interiors, Inc.		2,870	29,733
Furniture Brands International, Inc.		10,870	32,936
Harman International Industries, Inc.		11,930	224,284
Helen of Troy, Ltd.*	BM	7,530	126,429
Hooker Furniture Corp.		1,500	17,220
Jarden Corp.*		15,490	290,438
Kimball International, Inc.		4,780	29,827
La-Z- Boy, Inc.		16,830	79,438
Lennar Corp., Class A		8,210	79,555
M/I Homes, Inc.*		1,630	15,958
Meritage Homes Corp.*		8,020	151,257
National Presto Industries, Inc.		1,297	98,702
Palm Harbor Homes, Inc.*		960	2,064
Ryland Group, Inc.		6,540	109,610
Sealy Corp.*		8,290	16,248

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Tempur-Pedic International, Inc.		9,130	$119,329
Tupperware Brands Corp.		8,790	228,716

			2,245,423

HOUSEHOLD PRODUCTS – 0.2%
Central Garden And Pet Co., Class A*		22,863	225,201
WD-40 Co.		2,340	67,860

			293,061

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.0% +
Calpine Corp.*		2,200	24,530
RRI Energy, Inc.*		9,800	49,098

			73,628

INDUSTRIAL CONGLOMERATES – 0.2%
Carlisle Cos., Inc.		1,420	34,137
Raven Industries, Inc.		3,090	79,104
Standex International Corp.		2,260	26,216
Tredegar Corp.		14,491	193,020
Walter Industries, Inc.		840	30,442

			362,919

INSURANCE – 5.0%
Allied World Assurance Holdings, Ltd.	BM	5,739	234,323
American Equity Investment Life Holding Co.		24,073	134,327
American Financial Group, Inc.		2,030	43,807
American National Insurance		420	31,744
American Physicians Capital, Inc.		3,438	134,632
Amerisafe, Inc.*		12,542	195,154
Amtrust Financial Services, Inc.		14,656	167,078
Argo Group International Holdings, Inc.*	BM	1,100	31,042
Arthur J. Gallagher & Co.		90	1,921
Aspen Insurance Holdings, Ltd.	BM	16,750	374,195
Assurant, Inc.		3,770	90,819
Assured Guaranty, Ltd.	BM	19,477	241,125

	Country Code**	Shares	Value

CNA Financial Corp.		2,890	$44,708
CNA Surety Corp.*		10,508	141,753
Conseco, Inc.*		55,360	131,203
Crawford & Co., Class B*		720	3,456
Delphi Financial Group, Inc.		18,220	354,015
eHealth, Inc.*		670	11,832
EMC Insurance Group, Inc.		160	3,330
Employers Holdings, Inc.		8,630	116,936
Endurance Specialty Holdings, Ltd.	BM	8,232	241,198
Enstar Group, Ltd.*	BM	200	11,770
FBL Financial Group, Inc.		5,700	47,082
Fidelity National Financial, Inc., Class A		90	1,218
First American Corp.		590	15,287
First Mercury Financial Corp.		2,400	33,048
FPIC Insurance Group, Inc.*		3,827	117,183
Genworth Financial Inc., Class A		400	2,796
Greenlight Capital Re, Ltd., Class A*	KY	750	12,982
Hallmark Financial Services, Inc.*		1,340	9,581
Hanover Insurance Group, Inc.		5,300	201,983
Harleysville Group, Inc.		2,510	70,832
Hilltop Holdings, Inc.*		1,600	18,992
Horace Mann Educators Corp.		15,070	150,248
Infinity Property & Casualty Corp.		6,181	225,359
IPC Holdings, Ltd.	BM	11,970	327,260
Life Partners Holdings, Inc.		3,463	49,105
Lincoln National Corp.		2,430	41,820
Maiden Holdings Ltd.	BM	840	5,510
Max Re Capital Ltd.	BM	25,710	474,607
Meadowbrook Insurance Group, Inc.		6,657	43,470
Mercury General Corp.		840	28,081
Montpelier Re Holdings Ltd.	BM	4,940	65,653

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

National Financial Partners Corp.		4,690	$34,331
National Interstate Corp.		1,760	26,717
National Western Life Insurance Co.		90	10,507
Navigators Group, Inc.*		2,770	123,071
Odyssey Re Holdings Corp.		3,258	130,255
Old Republic International Corp.		3,030	29,845
OneBeacon Insurance Group, Ltd.	BM	8,540	99,833
Phoenix Cos., Inc.*		13,400	22,378
Platinum Underwriters Holdings, Ltd.	BM	10,300	294,477
PMA Capital Corp.*		2,260	10,283
Presidential Life Corp.		2,770	20,969
ProAssurance Corp.*		6,093	281,558
Protective Life Corp.		31,990	365,966
RLI Corp.		1,170	52,416
Safety Insurance Group, Inc.		5,363	163,893
SeaBright Insurance Holdings, Inc.*		6,610	66,959
Selective Insurance Group, Inc.		10,470	133,702
StanCorp Financial Group, Inc.		11,627	333,462
State Auto Financial Corp.		1,170	20,475
Stewart Information Services Corp.		4,020	57,285
Tower Group, Inc.		750	18,585
Transatlantic Holdings, Inc.		190	8,233
United America Indemnity Ltd.*	KY	12,730	60,977
United Fire & Casualty Co.		1,420	24,353
Unitrin, Inc.		16,410	197,248
Universal American Financial Corp.*		11,050	96,356
Unum Group		4,030	63,916
Validus Holdings Ltd.	BM	9,751	214,327
White Mountains Insurance Group, Ltd.	BM	160	36,626

			7,681,468

	Country Code**	Shares	Value

INTERNET & CATALOG RETAIL – 0.8%
1-800-flowers.com, Inc.*		2,960	$5,683
Blue Nile, Inc.*		4,530	194,745
Gaiam, Inc.*		1,210	6,619
HSN, Inc.*		7,558	79,888
Liberty Media Corp. –Interactive, Series A*		1,000	5,010
Netflix, Inc.*		7,620	315,011
NutriSystem, Inc.		10,403	150,843
Orbitz Worldwide, Inc.*		1,510	2,869
Overstock.com, Inc.*		5,600	66,976
PetMed Express Common, Inc.*		4,270	64,178
Shutterfly, Inc.*		5,190	72,401
Stamps.com, Inc.*		7,530	63,854
Systemax, Inc.*		11,232	133,773
Ticketmaster Entertainment, Inc.*		12,230	78,517

			1,240,367

INTERNET SOFTWARE & SERVICES – 2.1%
Akamai Technologies, Inc.*		120	2,302
Art Technology Group, Inc.*		20,930	79,534
Asiainfo Holdings, Inc.*		6,200	106,702
Bidz.com, Inc.*		650	1,833
ComScore, Inc.*		1,240	16,517
DealerTrack Holdings, Inc.*		3,270	55,590
Digital River, Inc.*		6,510	236,443
Earthlink, Inc.*		30,886	228,865
InfoSpace, Inc.*		480	3,182
j2 Global Communications, Inc.*		12,730	287,189
Liquidity Services, Inc.*		920	9,071
Loopnet, Inc.*		6,610	51,228
MercadoLibre, Inc.*		5,630	151,334
Moduslink Global Solutions, Inc.*		5,950	40,817
Navisite, Inc.*		2,090	2,863
NIC, Inc.		6,110	41,365
Open Text Corp.*	CA	6,280	228,718
Perficient, Inc.*		2,010	14,050
S1 Corp.*		26,470	182,643

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SAVVIS, Inc.*		420	$4,813
Sohu.com, Inc.*		2,590	162,730
SonicWall, Inc.*		17,090	93,653
The Knot, Inc.*		1,170	9,220
TheStreet.com, Inc.		2,090	4,368
United Online, Inc.		17,919	116,653
Valueclick, Inc.*		36,010	378,825
Vignette Corp.*		7,120	93,628
VistaPrint Ltd.*	BM	10,433	444,967
Vocus, Inc.*		4,350	85,956
Zix Corp.*		1,420	2,130

			3,137,189

IT SERVICES – 2.7%
Acxiom Corp.		39,530	349,050
Broadridge Financial Solutions, Inc.		8,512	141,129
CACI International, Inc., Class A*		2,350	100,368
Ciber, Inc.*		39,380	122,078
Convergys Corp.*		54,100	502,048
CSG Systems International, Inc.*		11,626	153,928
DST Systems, Inc.*		1,002	37,024
Enernoc, Inc.*		760	16,469
Euronet Worldwide, Inc.*		2,260	43,821
Exlservice Holdings, Inc.*		3,270	36,657
Fiserv, Inc.*		1,260	57,582
Forrester Research, Inc.*		2,260	55,483
Gartner, Inc.*		18,377	280,433
Global Cash Access Holdings, Inc.*		16,262	129,445
Heartland Payment Systems, Inc.		10,996	105,232
iGATE Corp.		6,700	44,354
info USA, Inc.*		3,020	17,244
Integral Systems, Inc.*		8,468	70,454
Mantech International Corp., Class A*		1,840	79,194
Mastech Holdings, Inc.*		96	333
MAXIMUS, Inc.		160	6,600
Metavante Technologies, Inc.*		20	517
MPS Group, Inc.*		52,760	403,086
NCI, Inc.*		590	17,948
Ness Technologies, Inc.*		4,100	16,031

	Country Code**	Shares	Value

NeuStar, Inc., Class A*		18,579	$411,711
Online Resources Corp.*		90	562
Perot Systems Corp., Class A*		19,930	285,597
Rightnow Technologies, Inc.*		13,570	160,126
Sapient Corp.*		44,720	281,289
SYKES Enterprises, Inc.*		4,868	88,062
Syntel, Inc.		3,593	112,964
The Hackett Group, Inc.*		500	1,165
Total System Services, Inc.		730	9,775
Unisys Corp.*		33,750	50,962

			4,188,721

LEISURE EQUIPMENT & PRODUCTS – 0.5%
Brunswick Corp.		37,190	160,661
Callaway Golf Co.		24,290	123,150
Hasbro, Inc.		840	20,362
Jakks Pacific, Inc.*		11,970	153,575
Leapfrog Enterprises, Inc.*		13,390	30,663
Polaris Industries, Inc.		8,120	260,815
RC2 Corp.*		2,930	38,764
Smith & Wesson Holding Corp.*		8,630	49,018

			837,008

LIFE SCIENCES TOOLS & SERVICES – 0.8%
Affymetrix, Inc.*		2,010	11,919
Albany Molecular Research, Inc.*		9,800	82,222
AMAG Pharmaceuticals, Inc.*		250	13,668
Bruker Corp.*		2,260	20,928
Dionex Corp.*		3,343	204,023
EResearch Technology, Inc.*		11,527	71,583
Exelixis, Inc.*		2,340	11,396
Kendle International, Inc.*		2,010	24,602
Life Sciences Research, Inc.*		1,170	8,389
Luminex Corp.*		5,280	97,891
Medivation, Inc.*		4,850	108,688
Nektar Therapeutics*		3,600	23,328

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Parexel International Corp.*		13,980	$201,032
Varian, Inc.*		7,588	299,195

			1,178,864

MACHINERY – 5.1%
3d Systems Corp.*		90	649
Actuant Corp., Class A		9,800	119,560
Altra Holdings, Inc.*		7,144	53,509
American Railcar Industries, Inc.		920	7,599
American Science & Engineering, Inc.		340	23,501
Ampco-Pittsburgh Corp.		5,530	129,679
Axsys Technologies, Inc.*		160	8,582
Badger Meter, Inc.		7,120	291,920
Barnes Group, Inc.		16,160	192,142
Blount International, Inc.*		13,230	113,910
Briggs & Stratton Corp.		15,410	205,569
Bucyrus International, Inc.		750	21,420
Cascade Bancorp		2,260	35,550
Chart Industries, Inc.*		19,419	353,038
CIRCOR International, Inc.		9,540	225,239
Clarcor, Inc.		140	4,087
Colfax Corp.*		5,110	39,449
Columbus Mckinnon Corp.*		12,980	164,197
Crane Co.		8,610	192,089
Cummins, Inc.		250	8,803
Dover Corp.		80	2,647
DXP Enterprises, Inc.*		1,600	18,352
EnPro Industries, Inc.*		15,595	280,866
Federal Signal Corp.		22,440	171,666
Force Protection, Inc.*		9,569	84,590
FreightCar America, Inc.		2,600	43,706
Gardner Denver, Inc.*		23,183	583,516
Gorman-rupp Co.		4,625	93,286
Graco, Inc.		4,470	98,429
Graham Corp.		2,539	33,769
Harsco Corp.		3,520	99,616
Hurco Cos., Inc.*		920	14,380
IDEX Corp.		920	22,604
John Bean Technologies Corp.		3,113	38,975

	Country Code**	Shares	Value

K-tron International, Inc.*		366	$29,163
Kadant, Inc.*		7,870	88,852
Kennametal, Inc.		13,230	253,751
LB Foster Co.*		3,600	108,252
Lincoln Electric Holdings, Inc.		3,907	140,808
Lindsay Manufacturing Co.		2,930	96,983
Lydall, Inc.*		2,840	9,656
McCoy Corp. (1)	CA	6,200	6,663
Mueller Industries, Inc.		13,150	273,520
Mueller Water Products, Inc., Class A		27,510	102,887
NACCO Industries, Inc., Class A		1,170	33,602
NN, Inc.		2,010	3,377
Nordson Corp.		4,100	158,506
Oshkosh Corp.		31,660	460,337
RBC Bearings, Inc.*		590	12,066
Robbins & Myers, Inc.		14,160	272,580
Sun Hydraulics, Inc.		9,590	155,070
Tecumseh Products Co.*		8,540	82,923
Tennant Co.		3,600	66,204
Terex Corp.*		12,140	146,530
The Manitowoc Co., Inc.		24,370	128,186
The Timken Co.		23,110	394,719
Thermadyne Holdings Corp.*		1,010	3,545
Titan International, Inc.		25,370	189,514
Toro Co.		12,650	378,235
Trinity Industries, Inc.		18,760	255,511
Twin Disc, Inc.		750	5,108
Wabash National Corp.		920	644
Wabtec Corp.		2,260	72,704
Watts Water Technologies, Inc., Class A		2,090	45,019

			7,751,809

MARINE – 0.6%
Alexander & Baldwin, Inc.		350	8,204
American Commercial Lines, Inc.*		5,918	91,611
Eagle Bulk Shipping, Inc.	MH	11,140	52,247
Excel Maritime Carriers Ltd.	LR	1,090	7,336

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Genco Shipping & Trading Ltd.	MH	12,560	$272,803
Horizon Lines, Inc.		1,340	5,172
Kirby Corp.*		6,360	202,184
Nordic American Tanker Shipping, Ltd.	BM	500	15,910
Safe Bulkers, Inc.	MH	11,720	76,883
Star Bulk Carriers Corp.	MH	10,012	36,744
TBS International Ltd.*	BM	16,410	128,162

			897,256

MEDIA – 1.0%
Arbitron, Inc.		1,670	26,536
Belo Corp., Class A		23,135	41,412
Central European Media Enterprises, Ltd., Class A*	BM	580	11,420
CKX, Inc.*		340	2,411
Clear Channel Outdoor Holdings, Inc., Class A*		870	4,611
CTC Media, Inc.*		1,010	11,938
Entercom Communications Corp., Class A		970	1,484
Entravision Communications Corp.*		22,520	10,810
Gannett Co., Inc.		3,430	12,245
Global Sources Ltd.*	BM	11,736	84,617
Harte-Hanks, Inc.		10,269	94,988
Journal Communications, Inc.		2,380	2,499
Knology, Inc.*		1,010	8,716
Liberty Media Corp. –Capital, Series A*		5,310	72,004
Live Nation, Inc.*		7,490	36,401
McClatchy Co., Class A		11,310	5,655
Mediacom Communications Corp., Class A*		8,540	43,639
Meredith Corp.		17,090	436,649
National CineMedia, Inc.		4,690	64,534
Scholastic Corp.		16,910	334,649
Sinclair Broadcast Group, Inc.		21,100	40,934
The E.W. Scripps Co., Class A		10,720	22,405

	Country Code**	Shares	Value

Warner Music Group Corp.*		13,730	$80,321

			1,450,878

METALS & MINING – 2.4%
AK Steel Holding Corp.		27,890	535,209
Allied Nevada Gold Corp.*		920	7,415
AMCOL International Corp.		500	10,790
Brush Engineered Materials, Inc.*		10,130	169,678
Carpenter Technology Corp.		18,090	376,453
Castle AM Co.		9,720	117,418
Commercial Metals Co.		12,810	205,344
Compass Minerals International, Inc.		3,000	164,586
General Steel Holdings, Inc.*		1,760	6,987
Gibraltar Industries, Inc.		19,600	134,652
Haynes International, Inc.*		6,030	142,911
Hecla Mining Co.*		15,330	41,084
Horsehead Holding Corp.*		4,020	29,949
Kaiser Aluminum Corp.		3,180	114,194
Northwest Pipe Co.*		4,440	154,334
Olympic Steel, Inc.		7,870	192,579
Reliance Steel & Aluminum Co.		420	16,124
Royal Gold, Inc.		2,590	108,003
RTI International Metals, Inc.*		12,860	227,236
Schnitzer Steel Industries, Inc., Class A		7,870	416,008
Stillwater Mining Co.*		19,170	109,461
Titanium Metals Corp.		22,950	210,910
Universal Stainless & Alloy*		840	13,667
Worthington Industries, Inc.		13,820	176,758

			3,681,750

MULTI-LINE RETAIL – 0.6%
99 Cents Only Stores*		940	12,765
Big Lots, Inc.*		12,400	260,772
Conn’s, Inc.*		5,530	69,125
Dillard’s, Inc.		38,940	358,248

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Fred’s, Inc.		19,600	$246,960

			947,870

MULTI-UTILITIES – 0.3%
Avista Corp.		9,623	171,386
Black Hills Corp.		2,430	55,866
CH Energy Group, Inc.		3,182	148,599
DTE Energy Co.		510	16,320
NorthWestern Corp.		300	6,815
PNM Resources, Inc.		4,530	48,516

			447,502

OFFICE ELECTRONICS – 0.1%
Xerox Corp.		870	5,638
Zebra Technologies Corp., Class A*		3,090	73,109

			78,747

OIL, GAS & CONSUMABLE FUELS – 2.2%
Abraxas Petroleum Corp.*		2,010	1,910
Arena Resources, Inc.*		160	5,096
Atlas America, Inc.		670	11,973
ATP Oil & Gas Corp.*		13,820	96,187
Berry Petroleum Co.		11,810	219,548
Bill Barrett Corp.*		920	25,263
Brigham Exploration Co.*		10,220	35,668
Callon Petroleum Co.*		1,340	2,653
Cimarex Energy Co.		3,490	98,907
Clean Energy Fuels Corp.*		3,600	30,996
Comstock Resources, Inc.*		2,510	82,956
Contango Oil & Gas Co.*		2,010	85,405
Crosstex Energy, Inc.		7,870	32,739
CVR Energy, Inc.*		24,440	179,145
Delek US Holdings, Inc.		13,060	110,749
Denbury Resources, Inc.*		6,530	96,187
Encore Aquisition Co.*		3,079	94,987
EXCO Resources, Inc.*		80	1,034
Frontier Oil Corp.		9,895	129,723
Gasco Energy, Inc.*		15,990	4,477
General Maritime Corp.	MH	5,036	49,806
Georesources, Inc.*		1,510	15,402
Helix Energy Solutions Group, Inc.*		36,430	395,994
Holly Corp.		3,914	70,374

	Country Code**	Shares	Value

International Coal Group, Inc.*		9,720	$27,799
James River Coal Co.*		1,920	29,050
Knightsbridge Tankers Ltd.	BM	4,514	61,571
Mariner Energy, Inc.*		20,430	240,052
MarkWest Energy Partners LP		1,600	29,053
McMoRan Exploration Co.*		1,010	6,020
Meridian Resource Corp.*		1,920	672
Oilsands Quest, Inc.*		3,600	3,456
Penn Virginia Corp.		4,190	68,590
PetroQuest Energy, Inc.*		420	1,550
Rentech, Inc.*		90	51
Rosetta Resources, Inc.*		22,190	194,162
St. Mary Land & Exploration Co.		920	19,200
Stone Energy Corp.*		5,536	41,077
Swift Energy Co.*		4,440	73,926
Teekay Shipping Corp.	MH	2,680	56,360
Teekay Tankers Ltd., Class A	MH	2,680	24,897
Tesoro Corp.		6,056	77,093
USEC, Inc.*		28,390	151,035
Vaalco Energy, Inc.*		27,050	114,421
W&T Offshore, Inc.		8,460	82,400
Western Refining, Inc.*		24,801	175,095
Westmoreland Coal Co.*		500	4,050
Whiting Petroleum Corp.*		1,260	44,302
World Fuel Services Corp.		750	30,923

			3,433,984

PAPER & FOREST PRODUCTS – 0.4%
Buckeye Technologies, Inc.*		9,880	44,361
Clearwater Paper Corp.*		841	21,269
Deltic Timber Corp.		500	17,735
Domtar Corp.*		4,396	72,886
Glatfelter		10,640	94,696
Louisiana-Pacific Corp.*		21,520	73,598
MeadWestvaco Corp.		320	5,251

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Mercer International, Inc.*		2,090	$1,191
Neenah Paper, Inc.		1,010	8,898
Potlatch Corp.		3,050	74,085
Schweitzer-Mauduit International, Inc.		2,513	68,379
Wausau Paper Corp.		15,990	107,453

			589,802

PERSONAL PRODUCTS – 0.9%
American Oriental Bioengineering, Inc.*		28,800	152,352
Bare Escentuals, Inc.*		6,872	60,955
Chattem, Inc.*		500	34,050
Elizabeth Arden, Inc.*		5,780	50,459
Herbalife, Ltd.	KY	15,160	478,146
Inter Parfums, Inc.		6,950	51,013
NBTY, Inc.*		10,890	306,227
Nu Skin Enterprises, Inc.		6,262	95,809
Prestige Brands Holdings, Inc.*		11,640	71,586

			1,300,597

PHARMACEUTICALS – 0.9%
Adolor Corp.*		8,460	14,890
Akorn, Inc.*		90	108
Auxilium Pharmaceuticals, Inc.*		3,600	112,968
BioMimetic Therapeutics, Inc.*		420	3,881
Cadence Pharmaceuticals, Inc.*		590	5,894
Cypress Bioscience, Inc.*		4,020	37,868
Endo Pharmaceuticals Holding, Inc.*		7,337	131,479
Forest Laboratories, Inc.*		80	2,009
King Pharmaceuticals, Inc.*		13,921	134,059
KV Pharmaceutical Co., Class A*		2,560	8,218
Medicis Pharmaceutical Corp., Class A		6,360	103,795
Middlebrook Pharmaceuticals, Inc.*		1,670	2,255
Noven Pharmaceuticals, Inc.*		12,213	174,646

	Country Code**	Shares	Value

Obagi Medical Products, Inc.*		250	$1,823
Optimer Pharmaceuticals, Inc.*		4,020	60,179
Pain Therapeutics, Inc.*		5,530	29,696
Perrigo Co.		2,200	61,116
Pozen, Inc.*		3,180	24,422
Questcor Pharmaceuticals, Inc.*		13,050	65,250
Salix Pharmaceuticals Ltd.*		5,530	54,581
Sepracor, Inc.*		6,964	120,616
Valeant Pharmaceuticals International*		8,040	206,789
Viropharma, Inc.*		2,930	17,375
Vivus, Inc.*		12,560	76,365

			1,450,282

REAL ESTATE INVESTMENT TRUSTS – 3.5%
Acadia Realty Trust		2,113	27,575
Agree Realty Corp.		1,610	29,511
Alexander’s, Inc.		90	24,264
Alexandria Real Estate Equities, Inc.		2,680	95,917
American Capital Agency Corp.		3,900	89,583
Arbor Realty Trust, Inc.		340	595
Ashford Hospitality Trust, Inc.		10,470	29,421
Associated Estates Realty Corp.		1,260	7,510
BioMed Realty Trust, Inc.		10,470	107,108
CapitalSource, Inc.		39,550	193,004
Caplease, Inc.		3,020	8,335
Capstead Mortgage Corp.		4,900	62,279
Cedar Shopping Centers, Inc.		2,260	10,215
Colonial Properties Trust		2,090	15,466
Commercial Net Lease Realty		12,769	221,542
Corporate Office Properties Trust		6,925	203,110
Dct Industrial Trust, Inc.		8,960	36,557
DiamondRock Hospitality Co.		15,070	94,338
Digital Realty Trust, Inc.		4,000	143,400

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

EastGroup Properties, Inc.		3,830	$126,467
Entertainment Properties Trust		6,730	138,638
Equity Lifestyle Properties, Inc.		3,450	128,271
Equity One, Inc.		750	9,945
Essex Property Trust, Inc.		1,864	115,997
Extra Space Storage, Inc.		18,090	151,051
FelCor Lodging Trust, Inc.		15,490	38,105
First Industrial Realty Trust, Inc.		6,870	29,884
First Potomac Realty Trust		1,010	9,848
Forestar Real Estate Group, Inc.*		7,710	91,595
Getty Realty Corp.		800	15,096
Glimcher Realty Trust		1,010	2,929
Hatteras Financial Corp.		4,800	137,136
Healthcare Realty Trust, Inc.		9,210	155,004
Hersha Hospitality Trust		2,260	5,605
Highwoods Properties, Inc.		6,870	153,682
Home Properties, Inc.		7,295	248,759
Inland Real Estate Corp.		10,720	75,040
Investors Real Estate Trust		1,000	8,890
Kite Realty Group Trust		4,600	13,432
LaSalle Hotel Properties		5,360	66,142
Lexington Corporate Properties Trust		8,608	29,267
Liberty Property Trust		4,040	93,082
LTC Properties, Inc.		3,980	81,391
Medical Properties Trust, Inc.		12,810	77,757
Mid America Apartment Communities, Inc.		8,840	324,516
National Health Investors, Inc.		2,727	72,838
Nationwide Health Properties, Inc.		1,060	27,284
Omega Healthcare Investors, Inc.		9,759	151,460

	Country Code**	Shares	Value

Parkway Properties, Inc.		4,780	$62,140
Pennsylvania Real Estate Investment		4,690	23,450
Post Properties, Inc.		1,090	14,650
PS Business Parks, Inc.		2,320	112,381
Ramco Gershenson Properties Trust		1,600	16,016
Realty Income Corp.		6,074	133,142
Redwood Trust, Inc.		2,930	43,247
Saul Centers, Inc.		670	19,812
Senior Housing Properties Trust		13,480	219,994
SL Green Realty Corp.		8,120	186,273
Sovran Self Storage, Inc.		4,020	98,892
Strategic Hotels & Resorts, Inc.		8,710	9,668
Sunstone Hotel Investors, Inc.		7,169	38,354
Tanger Factory Outlet Centers, Inc.		3,670	119,018
Taubman Centers, Inc.		4,800	128,928
Universal Health Realty Income Trust		390	12,293
Urstadt Biddle Properties, Inc., Class A		1,950	27,456
Walter Investment Management Corp.*		762	10,119
Washington Real Estate Investment Trust		4,440	99,323

			5,353,997

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
American Campus Communities, Inc.		2,010	44,582
Consolidated-Tomoka Land Co.		90	3,157
Forest City Enterprises, Inc.		9,360	61,776
Jones Lang LaSalle, Inc.		1,170	38,294
Move, Inc.*		3,980	8,597
Tejon Ranch Co.*		250	6,622

			163,028

ROAD & RAIL – 0.5%
Amerco*		1,170	43,465
Arkansas Best Corp.		11,970	315,409

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Avis Budget Group, Inc.*		24,040	$135,826
Cai International, Inc.*		3,650	18,615
Celadon Group, Inc.*		3,020	25,338
Marten Transport Ltd.*		7,460	154,870
Ryder System, Inc.		2,090	58,353

			751,876

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.3%
Actel Corp.*		9,380	100,647
Advanced Analogic Technologies, Inc.*		3,180	14,596
Advanced Energy Industries, Inc.*		19,760	177,642
Advanced Micro Devices, Inc.*		5,280	20,434
Amkor Technology, Inc.*		69,510	328,782
Applied Micro Circuits Corp.*		25,710	209,022
Atmel Corp.*		54,430	203,024
ATMI, Inc.*		14,910	231,552
Brooks Automation, Inc.*		23,540	105,459
Cabot Microelectronics Corp.*		10,050	284,315
Cavium Networks, Inc.*		8,120	136,497
Cirrus Logic, Inc.*		26,720	120,240
Cohu, Inc.		3,350	30,083
Cypress Semiconductor Corp.*		2,260	20,792
Day4 Energy, Inc.*	CA	14,900	9,864
Diodes, Inc.*		5,610	87,740
DSP Group, Inc.*		3,680	24,877
Entegris, Inc.*		60,550	164,696
Exar Corp.*		8,710	62,625
Fairchild Semiconductor International, Inc.*		55,190	385,778
FEI Co.*		420	9,618
Hittite Microwave Corp.*		2,840	98,690
Integrated Device Technology, Inc.*		63,650	384,446
Intellon Corp.*		2,770	11,773
International Rectifier Corp.*		16,330	241,847
Intersil Holding Corp.		7,870	98,926
IXYS Corp.		5,860	59,303

	Country Code**	Shares	Value

Kulicke & Soffa Industries, Inc.*		3,520	$12,074
Lattice Semiconductor Corp.*		42,120	79,186
LSI Corp.*		1,230	5,609
MEMC Electronic Materials, Inc.*		60	1,069
Micrel, Inc.		24,528	179,545
Microsemi Corp.*		8,120	112,056
Microtune, Inc.*		2,770	6,482
MKS Instruments, Inc.*		23,950	315,901
Monolithic Power Systems, Inc.*		9,380	210,206
Novellus Systems, Inc.*		3,180	53,106
Omnivision Technologies, Inc.*		22,030	228,892
ON Semiconductor Corp.*		710	4,871
Pericom Semiconductor Corp.*		5,230	44,037
PMC-Sierra, Inc.*		7,620	60,655
Power Integrations, Inc.		670	15,939
RF Micro Devices, Inc.*		69,340	260,718
Semtech Corp.*		21,330	339,360
Sigma Designs, Inc.*		5,280	84,691
Silicon Image, Inc.*		34,560	79,488
Silicon Laboratories, Inc.*		1,510	57,289
Silicon Storage Technology, Inc.*		12,560	23,487
Skyworks Solutions, Inc.*		57,120	558,634
Standard Microsystems Corp.*		4,020	82,209
Supertex, Inc.*		3,770	94,665
Techwell, Inc.*		1,090	9,265
Teradyne, Inc.*		38,940	267,128
Tessera Technologies, Inc.*		8,984	227,205
Triquint Semiconductor, Inc.*		25,210	133,865
Ultra Clean Holdings*		590	1,416
Ultratech, Inc.*		13,060	160,769
Varian Semiconductor Equipment Associates, Inc.*		12,869	308,727
Veeco Instruments, Inc.*		19,430	225,194
Verigy Ltd.*	SG	3,020	36,753

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Volterra Semiconductor Corp.*		11,970	$157,286
Xilinx, Inc.		1,170	23,938
Zoran Corp.*		4,940	53,846

			8,138,829

SOFTWARE – 3.6%
ACI Worldwide, Inc.*		2,930	40,903
Actuate Corp.*		500	2,390
Advent Software, Inc.*		2,090	68,531
Amdocs, Ltd.*	GG	1,090	23,381
Aspen Technology, Inc.*		5,050	43,077
Autodesk, Inc.*		10	190
Blackbaud, Inc.		1,894	29,452
Blackboard, Inc.*		7,190	207,503
Bottomline Technologies, Inc.*		2,010	18,110
Cadence Design Systems, Inc.*		18,000	106,200
Commvault Systems, Inc.*		1,340	22,217
Compuware Corp.*		26,540	182,064
Double-take Software, Inc.*		2,590	22,404
Epicor Software Corp.*		2,090	11,077
Epiq Systems, Inc.*		3,000	46,050
FactSet Research Systems, Inc.		1,090	54,358
Fair Issac Corp.		24,520	379,079
FalconStor Software, Inc.*		2,260	10,735
i2 Technologies, Inc.*		1,090	13,680
Informatica Corp.*		1,760	30,254
Interactive Intelligence, Inc.*		2,840	34,818
Jack Henry & Associates, Inc.		4,199	87,129
JDA Software Group, Inc.*		9,290	138,978
Manhattan Associates, Inc.*		9,838	179,248
Mentor Graphics Corp.*		26,790	146,541
MICROS Systems, Inc.*		9,880	250,162
Microstrategy, Inc.*		2,861	143,680
MSC.Software Corp.*		2,180	14,519
Net 1 UEPS Technologies, Inc.*		20,680	281,041

	Country Code**	Shares	Value

Netscout Systems, Inc.*		3,180	$29,828
Novell, Inc.*		6,200	28,086
Parametric Technology Corp.*		28,390	331,879
Phoenix Technologies Ltd.*		340	921
Progress Software Corp.*		7,460	157,928
Quality Systems, Inc.		1,420	80,883
Quest Software, Inc.*		13,170	183,590
Radiant Systems, Inc.*		8,960	74,368
Rosetta Stone, Inc.*		1,340	36,770
Smith Micro Software, Inc.*		840	8,249
Solera Holdings, Inc.*		2,930	74,422
SPSS, Inc.*		2,590	86,428
Sybase, Inc.*		6,110	191,487
Symyx Technologies, Inc.*		2,090	12,227
Synchronoss Technologies, Inc.*		9,130	112,025
Synopsys, Inc.*		70	1,366
Take-Two Interactive Software, Inc.		27,800	263,266
Tibco Software, Inc.*		113,780	815,803
Tyler Technologies, Inc.*		9,380	146,516
Ultimate Software Group, Inc.*		2,570	62,297
Wind River Systems, Inc.*		21,940	251,432

			5,537,542

SPECIALTY RETAIL – 5.5%
Aaron Rents, Inc.		160	4,771
Advanced Auto Parts, Inc.		590	24,479
Aeropostale, Inc.*		12,560	430,431
America’s Car-mart, Inc.*		1,930	39,565
AnnTaylor Stores Corp.*		34,090	272,038
Asbury Automotive Group, Inc.		17,565	179,866
Autonation, Inc.*		30	520
Barnes & Noble, Inc.		9,880	203,824
Bebe Stores, Inc.		5,830	40,110
Big 5 Sporting Goods Corp.		578	6,393

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Blockbuster, Inc.*		5,030	$3,320
Books-A-Million, Inc.		190	1,351
Borders Group, Inc., Class A*		6,280	23,110
Brown Shoe, Inc.		27,640	200,114
Cabela’s, Inc.*		11,402	140,245
Cato Corp.		4,147	72,324
Charlotte Russe Holding, Inc.*		7,530	96,986
Charming Shoppes, Inc.*		24,140	89,801
Childrens Place Retail Stores, Inc.*		15,660	413,894
Christopher & Banks Corp.		9,020	60,524
Citi Trends, Inc.*		9,470	245,084
Collective Brands, Inc.*		15,330	223,358
Dress Barn, Inc.*		28,300	404,690
Finish Line, Inc., Class A		19,260	142,909
Foot Locker, Inc.		16,910	177,048
Genesco, Inc.*		11,296	212,026
Group 1 Automotive, Inc.		11,810	307,296
Guess?, Inc.		2,010	51,818
Gymboree Corp.*		6,783	240,661
Haverty Furniture Cos., Inc.		1,103	10,092
hhgregg, Inc.*		3,770	57,153
Hot Topic, Inc.*		8,370	61,185
Jo-ann Stores, Inc.*		7,529	155,624
JOS A Bank Clothiers, Inc.*		1,010	34,805
Office Depot, Inc.*		66,920	305,155
OfficeMax, Inc.		920	5,778
Pacific Sunwear of California, Inc.*		13,450	45,326
Penske Automotive Group, Inc.		14,230	236,787
RadioShack Corp.		2,840	39,646
Rental-A-Center, Inc.*		17,590	313,630
Sally Beauty Holdings, Inc.*		31,030	197,351
Signet Jewelers, Ltd.	BM	2,090	43,514
Sonic Automotive, Inc., Class A		6,450	65,532
Stage Stores, Inc.		24,820	275,502
Talbots, Inc.		18,320	98,928
Taser International, Inc.*		7,030	32,057

	Country Code**	Shares	Value

The Buckle, Inc.		13,085	$415,710
The Men’s Wearhouse, Inc.		26,110	500,790
The Pep Boys – Manny, Moe & Jack		14,440	146,422
The Wet Seal, Inc., Class A*		48,340	148,404
Tractor Supply Co.*		8,164	337,336
Williams-Sonoma, Inc.		40,478	480,474
Zale Corp.*		180	619
Zumiez, Inc.*		4,690	37,567

			8,353,943

TEXTILES, APPAREL & LUXURY GOODS – 2.2%
American Apparel, Inc.*		4,150	15,106
Carter’s, Inc.*		11,993	295,148
Fossil, Inc.*		10,072	242,534
Iconix Brand Group, Inc.*		2,510	38,604
Jones Apparel Group, Inc.		26,730	286,813
K-Swiss, Inc., Class a		2,170	18,445
Liz Claiborne, Inc.		66,920	192,730
Madden Steven Ltd.*		3,864	98,339
Maidenform Brands, Inc.*		5,280	60,562
Movado Group, Inc.		2,830	29,828
Oxford Industries, Inc.		6,390	74,443
Perry Ellis International, Inc.*		5,260	38,293
Phillips-Van Heusen Corp.		19,140	549,126
Quiksilver, Inc.*		69,791	129,113
Timberland Co., Class A*		21,359	283,434
Unifi, Inc.*		11,410	16,202
UniFirst Corp.		2,770	102,961
Volcom, Inc.*		3,270	40,875
Warnaco Group, Inc.*		15,070	488,268
Wolverine World Wide, Inc.		12,900	284,574
Xerium Technologies, Inc.*		6,200	6,820

			3,292,218

THRIFT & MORTGAGE FINANCE – 0.9%
Anchor Bancorp Wisconsin, Inc.		340	442
Bank Mutual Corp.		5,700	49,704

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Dime Community Bancshares		10,470	$95,382
Encore Bancshares, Inc.*		1,010	7,322
First Niagara Financial Group, Inc.		9,040	103,237
First Place Financial Corp.		840	2,612
Flushing Financial Corp.		5,530	51,705
Hudson City Bancorp, Inc.		160	2,126
MGIC Investment Corp.		11,140	49,016
NewAlliance Bancshares, Inc.		22,930	263,695
Oceanfirst Financial Corp.		1,010	12,090
Ocwen Financial Corp.*		24,042	311,825
Provident Financial Services		14,490	131,859
Provident New York Bancorp		6,360	51,643
Radian Group, Inc.		18,260	49,667
The PMI Group, Inc.		15,070	29,839
TierOne Corp.*		1,420	2,925
Tree.com, Inc.*		156	1,498
TrustCo Bank Corp NY		2,590	15,307
United Financial Bancorp, Inc.		4,600	63,572
Webster Financial Corp.		750	6,038
WSFS Financial Corp.		840	22,940

			1,324,444

TOBACCO – 0.2%
Alliance One International, Inc.*		1,420	5,396
Universal Corp.		8,393	277,892

			283,288

TRADING COMPANIES & DISTRIBUTORS – 1.0%
Applied Industrial Technologies, Inc.		6,720	132,384
Beacon Roofing Supply, Inc.*		14,729	212,981
BlueLinx Holdings, Inc.*		670	2,010
GATX Corp.		670	17,232

	Country Code**	Shares	Value

H & E Equipment Services, Inc.*		6,610	$61,804
Houston Wire & Cable Co.		9,002	107,214
Interline Brands, Inc.*		1,510	20,657
Kaman Corp.		410	6,847
MSC Industrial Direct Co., Inc., Class A		1,100	39,028
Rush Enterprises, Inc.*		14,410	167,876
Textainer Group Holdings Ltd.	BM	1,760	20,222
Titan Machinery, Inc.*		750	9,518
United Rentals, Inc.*		12,837	83,312
Watsco, Inc.		2,590	126,729
WESCO International, Inc.*		18,340	459,234

			1,467,048

WATER UTILITIES – 0.1%
California Water Service Group		250	9,210
Cascal	NL	7,260	27,225
SJW Corp.		2,590	58,793

			95,228

WIRELESS TELECOMMUNICATION SERVICES – 0.5%
Centennial Communication Corp.*		37,020	309,487
IPCS, Inc.*		2,930	43,833
NII Holdings, Inc.*		20	381
Syniverse Holdings, Inc.*		17,500	280,525
US Cellular Corp.*		40	1,538
USA Mobility, Inc.		4,127	52,661

			688,425

Total Common Stocks (Cost $148,658,285)			151,566,545

WARRANTS – 0.0% +
METALS & MINING – 0.0% +
Redcorp Ventures Ltd., Expires 7/10/09* (Cost $0)	CA	45,700	197

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

SHORT TERM INVESTMENTS – 0.7%
MUTUAL FUNDS – 0.7%
State Street Institutional Treasury Plus Money Market Fund (Cost $1,143,787)	1,143,787	$1,143,787

TOTAL INVESTMENTS – 100.0%
(Cost $149,802,072)		152,710,529
Liabilities in excess of other assets – 0.0% +		(19,177)

NET ASSETS – 100.0%		$152,691,352

(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009 these securities amounted to $27,030, representing 0.02% of net assets.
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.

ADR	American Depositary Receipt
AN	Netherlands Antilles
AR	Argentina
BM	Bermuda
BS	Bahamas
CA	Canada
GG	Guernsey
KY	Cayman Islands
LR	Liberia
MH	Marshall Islands
NL	Netherlands
PR	Puerto Rico
SG	Singapore
VG	British Virgin Islands

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(2)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks (a)	$151,566,545	$—	$—	$151,566,545
Warrants
Metals & Mining	197	—	—	197
Short Term Investments
Mutual Funds	1,143,787	—	—	1,143,787

Total Investments	152,710,529	—	—	152,710,529

Total	$152,710,529	$—	$—	$152,710,529

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.4%
AEROSPACE & DEFENSE – 5.0%
Honeywell International, Inc.		18,300	$574,620
L-3 Communications Holdings, Inc.		1,100	76,318
Lockheed Martin Corp.		1,100	88,715
Northrop Grumman Corp.		17,600	803,968
Raytheon Co.		8,000	355,440

			1,899,061

AIR FREIGHT & LOGISTICS – 0.8%
C.H. Robinson Worldwide, Inc.		5,900	307,685

BEVERAGES – 0.6%
The Coca-Cola Co.		5,000	239,950

BIOTECHNOLOGY – 2.2%
Amgen, Inc.*		16,100	852,334

CAPITAL MARKETS – 3.5%
Ameriprise Financial, Inc.		20,100	487,827
Morgan Stanley		9,000	256,590
Northern Trust Corp.		6,000	322,080
The Goldman Sachs Group, Inc.		1,800	265,392

			1,331,889

CHEMICALS – 2.8%
Monsanto Co.		8,300	617,022
Sigma-Aldrich Corp.		1,300	64,428
The Dow Chemical Co.		25,000	403,500

			1,084,950

COMMERCIAL BANKS – 2.1%
BB&T Corp.		18,300	402,234
Regions Financial Corp.		16,100	65,044
Suntrust Banks, Inc.		13,400	220,430
Wells Fargo & Co.		4,000	97,040

			784,748

COMMERCIAL SERVICES & SUPPLIES – 0.3%
Pitney Bowes, Inc.		5,600	122,808

	Country Code**	Shares	Value

COMMUNICATIONS EQUIPMENT – 2.8%
Cisco Systems, Inc.*		15,700	$292,648
Harris Corp.		18,000	510,480
Motorola, Inc.		18,600	123,318
QUALCOMM, Inc.		3,500	158,200

			1,084,646

COMPUTERS & PERIPHERALS – 7.4%
Apple, Inc.*		6,400	911,552
Hewlett-Packard Co.		30,700	1,186,555
International Business Machines Corp.		7,100	741,382

			2,839,489

CONSTRUCTION & ENGINEERING – 0.9%
Fluor Corp.		6,800	348,772

DISTRIBUTORS – 0.3%
Genuine Parts Co.		3,200	107,392

DIVERSIFIED FINANCIAL SERVICES – 1.9%
Bank of America Corp.		10,400	137,280
JPMorgan Chase & Co.		17,100	583,281

			720,561

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.4%
AT&T, Inc.		26,700	663,228
Verizon Communications, Inc.		8,300	255,059

			918,287

ELECTRIC UTILITIES – 0.8%
Southern Co.		10,100	314,716

ENERGY EQUIPMENT & SERVICES – 0.3%
Schlumberger, Ltd.	AN	2,000	108,220

FOOD & STAPLES RETAILING – 4.7%
Safeway, Inc.		4,800	97,776
Sysco Corp.		17,300	388,904
Wal-Mart Stores, Inc.		23,000	1,114,120
Walgreen Co.		6,500	191,100

			1,791,900

FOOD PRODUCTS – 4.2%
Archer-Daniels-Midland Co.		16,200	433,674
H.J. Heinz Co.		5,800	207,060
Sara Lee Corp.		25,500	248,880
The Hershey Co.		11,400	410,400

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Tyson Foods, Inc., Class A		22,700	$286,247

			1,586,261

HEALTH CARE PROVIDERS & SERVICES – 5.7%
Aetna, Inc.		16,800	420,840
AmerisourceBergen Corp.		6,600	117,084
Express Scripts, Inc.*		1,900	130,625
Humana, Inc.*		21,800	703,268
McKesson Corp.		7,200	316,800
UnitedHealth Group, Inc.		19,300	482,114

			2,170,731

HOTELS, RESTAURANTS & LEISURE – 2.4%
McDonald’s Corp.		16,000	919,840

HOUSEHOLD PRODUCTS – 3.3%
Clorox Co.		7,500	418,725
The Procter & Gamble Co.		16,700	853,370

			1,272,095

INDUSTRIAL CONGLOMERATES – 0.4%
General Electric Co.		12,500	146,500

INSURANCE – 4.7%
Assurant, Inc.		3,900	93,951
Cincinnati Financial Corp.		25,900	578,865
Marsh & McLennan Cos., Inc.		11,900	239,547
The Chubb Corp.		17,900	713,852
Travelers Cos., Inc.		2,000	82,080
Unum Group		5,700	90,402

			1,798,697

INTERNET & CATALOG RETAIL – 0.6%
Amazon.com, Inc.*		2,600	217,516

INTERNET SOFTWARE & SERVICES – 0.4%
Google, Inc., Class A*		400	168,636

IT SERVICES – 2.0%
Automatic Data Processing, Inc.		15,000	531,600
Computer Sciences Corp.*		4,800	212,640

			744,240

MACHINERY – 0.7%
Dover Corp.		8,300	274,647

	Country Code**	Shares	Value

MEDIA – 2.7%
Comcast Corp., Class A		58,200	$843,318
The DIRECTV Group, Inc.*		6,900	170,499

			1,013,817

MULTI-LINE RETAIL – 1.9%
J.C. Penney Co., Inc.		11,700	335,907
Sears Holdings Corp.*		5,800	385,816

			721,723

MULTI-UTILITIES – 2.1%
Dominion Resources, Inc.		19,900	665,058
DTE Energy Co.		4,300	137,600

			802,658

OFFICE ELECTRONICS – 0.4%
Xerox Corp.		21,200	137,376

OIL, GAS & CONSUMABLE FUELS – 11.2%
Chesapeake Energy Corp.		27,100	537,393
Chevron Corp.		7,000	463,750
ConocoPhillips		18,400	773,904
Devon Energy Corp.		4,400	239,800
Exxon Mobil Corp.		14,800	1,034,668
Marathon Oil Corp.		5,500	165,715
The Williams Cos., Inc.		45,700	713,377
Valero Energy Corp.		20,000	337,800

			4,266,407

PHARMACEUTICALS – 5.7%
Abbott Laboratories		10,200	479,808
Bristol-Myers Squibb Co.		18,500	375,735
Johnson & Johnson		7,000	397,600
Pfizer, Inc.		60,500	907,500

			2,160,643

REAL ESTATE INVESTMENT TRUST – 0.4%
Equity Residential Properties Trust		6,600	146,718

ROAD & RAIL – 2.4%
Burlington Northern Santa Fe Corp.		2,100	154,434
Norfolk Southern Corp.		11,700	440,739

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Union Pacific Corp.		6,100	$317,566

			912,739

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.7%
Intel Corp.		13,300	220,115
Texas Instruments, Inc.		3,100	66,030

			286,145

SOFTWARE – 4.3%
McAfee, Inc.*		10,700	451,433
Microsoft Corp.		27,900	663,183
Oracle Corp.		8,100	173,502
Symantec Corp.*		21,900	340,764

			1,628,882

SPECIALTY RETAIL – 1.0%
Autonation, Inc.*		6,700	116,245
Best Buy Co., Inc.		4,200	140,658
Limited Brands, Inc.		10,200	122,094

			378,997

THRIFT & MORTGAGE FINANCE – 1.3%
Hudson City Bancorp, Inc.		37,100	493,059

Country Code**	Shares	Value

TOBACCO – 0.8%
Altria Group, Inc.	11,100	$181,929
Reynolds American, Inc.	3,600	139,032

		320,961

WIRELESS TELECOMMUNICATION SERVICES – 0.3%
Sprint Nextel Corp.*	21,500	103,415

Total Common Stocks (Cost $37,125,650)		37,530,111

SHORT TERM INVESTMENTS – 3.2%
MUTUAL FUNDS – 3.2%
State Street Institutional Treasury Plus Money Market Fund (Cost $1,207,887)	1,207,887	1,207,887

TOTAL INVESTMENTS – 101.6%
(Cost $38,333,537)		38,737,998
Liabilities in excess of other assets – (1.6)%		(618,832)

NET ASSETS – 100.0%		$38,119,166

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

AN	Netherlands Antilles

(1)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$37,530,111	$—	$—	$37,530,111
Short Term Investments
Mutual Funds	1,207,887	—	—	1,207,887

Total Investments	38,737,998	—	—	38,737,998

Total	$38,737,998	$—	$—	$38,737,998

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.3%
AEROSPACE & DEFENSE – 1.5%
Raytheon Co.		29,658	$1,317,705

BIOTECHNOLOGY – 0.4%
Amylin Pharmaceuticals, Inc.*		7,386	99,711
Gilead Sciences, Inc.*		5,519	258,510

			358,221

CAPITAL MARKETS – 2.2%
Morgan Stanley		19,042	542,887
State Street Corp.		7,793	367,830
The Goldman Sachs Group, Inc.		7,106	1,047,709

			1,958,426

CHEMICALS – 0.9%
FMC Corp.		6,935	328,026
The Mosaic Co.		10,497	465,017

			793,043

COMMERCIAL BANKS – 1.8%
Itau Unibanco Banco Multiplo SA ADR	BR	48,809	772,646
Wells Fargo & Co.		34,364	833,671

			1,606,317

COMMERCIAL SERVICES & SUPPLIES – 0.4%
Visa, Inc., Class A		5,588	347,909

COMMUNICATIONS EQUIPMENT – 9.8%
Cisco Systems, Inc.*		228,001	4,249,939
Emulex Corp.*		82,712	808,923
Juniper Networks, Inc.*		55,801	1,316,904
QUALCOMM, Inc.		47,543	2,148,943

			8,524,709

COMPUTERS & PERIPHERALS – 14.0%
Apple, Inc.*		17,959	2,557,900
EMC Corp.*		105,176	1,377,806
International Business Machines Corp.		23,815	2,486,762
NetApp, Inc.*		162,444	3,203,396
QLogic Corp.*		101,414	1,285,929
Riverbed Technology, Inc.*		28,999	672,487
Teradata Corp.*		27,362	641,092

			12,225,372

	Country Code**	Shares	Value

CONSTRUCTION & ENGINEERING – 1.2%
Fluor Corp.		16,733	$858,235
Jacobs Engineering Group, Inc.*		4,230	178,041

			1,036,276

DIVERSIFIED CONSUMER SERVICES – 1.7%
Apollo Group Inc., Class A*		11,443	813,826
ITT Educational Services, Inc.*		6,897	694,252

			1,508,078

DIVERSIFIED FINANCIAL SERVICES – 1.2%
Bank of America Corp.		56,756	749,179
Moody’s Corp.		10,895	287,083

			1,036,262

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.4%
Brasil Telecom SA ADR	BR	18,307	358,268

ELECTRICAL EQUIPMENT – 1.0%
ABB Ltd. ADR	CH	26,984	425,808
Emerson Electric Co.		14,828	480,427

			906,235

ENERGY EQUIPMENT & SERVICES – 6.1%
Baker Hughes, Inc.		38,877	1,416,678
Diamond Offshore Drilling, Inc.		16,613	1,379,710
Oceaneering International, Inc.*		12,287	555,372
Smith International, Inc.		54,791	1,410,868
Transocean, Ltd.*	CH	7,346	545,734

			5,308,362

HEALTH CARE EQUIPMENT & SUPPLIES – 1.6%
Intuitive Surgical, Inc.*		1,467	240,089
Medtronic, Inc.		22,646	790,119
Varian Medical Systems, Inc.*		9,332	327,927

			1,358,135

INTERNET & CATALOG RETAIL – 1.2%
Amazon.com, Inc.*		12,043	1,007,517

INTERNET SOFTWARE & SERVICES – 4.2%
eBay, Inc.*		53,203	911,368
Google, Inc., Class A*		4,504	1,898,841
Sohu.com, Inc.*		13,113	823,890

			3,634,099

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

IT SERVICES – 1.2%
Accenture, Ltd., Class A	BM	9,223	$308,602
The Western Union Co.		46,228	758,139

			1,066,741

LIFE SCIENCES TOOLS & SERVICES – 0.6%
Life Technologies Corp.*		13,445	560,925

MACHINERY – 6.5%
Caterpillar, Inc.		30,722	1,015,055
Cummins, Inc.		28,910	1,017,921
Deere & Co.		9,092	363,225
Dover Corp.		34,006	1,125,259
Illinois Tool Works, Inc.		23,480	876,743
Joy Global, Inc.		23,811	850,529
Parker Hannifin Corp.		11,105	477,071

			5,725,803

MEDIA – 0.7%
Scripps Networks Interactive, Inc., Class A		21,254	591,499

METALS & MINING – 2.1%
Barrick Gold Corp.	CA	15,503	520,126
Nucor Corp.		29,592	1,314,772

			1,834,898

MULTI-LINE RETAIL – 0.8%
Nordstrom, Inc.		14,116	280,767
Target Corp.		10,552	416,488

			697,255

OIL, GAS & CONSUMABLE FUELS – 5.2%
Apache Corp.		11,537	832,394
Hess Corp.		9,366	503,422
Noble Energy, Inc.		15,272	900,590
Occidental Petroleum Corp.		35,065	2,307,628

			4,544,034

PHARMACEUTICALS – 2.6%
Abbott Laboratories		6,207	291,977
Astrazeneca PLC ADR	GB	9,251	408,339
Eli Lilly & Co.		46,473	1,609,825

			2,310,141

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 8.1%
Altera Corp.		119,549	$1,946,258
Analog Devices, Inc.		36,900	914,382
Intel Corp.		102,773	1,700,893
Texas Instruments, Inc.		57,254	1,219,510
Xilinx, Inc.		63,133	1,291,701

			7,072,744

SOFTWARE – 12.2%
BMC Software, Inc.*		42,149	1,424,215
Check Point Software Technologies Ltd.*	IL	27,907	654,977
Giant Interactive Group, Inc. ADR	KY	55,506	450,709
Microsoft Corp.		181,910	4,324,001
Oracle Corp.		153,950	3,297,609
Shanda Interactive Entertainment, Ltd. ADR*	KY	2,977	155,667
Symantec Corp.*		21,326	331,832

			10,639,010

SPECIALTY RETAIL – 6.7%
Abercrombie & Fitch Co., Class A		54,931	1,394,698
Advanced Auto Parts, Inc.		20,961	869,672
AutoZone, Inc.*		2,939	444,112
GameStop Corp., Class A*		14,782	325,352
Guess?, Inc.		23,154	596,910
The Buckle, Inc.		13,594	431,881
The Gap, Inc.		12,930	212,052
TJX Cos., Inc.		32,000	1,006,720
Urban Outfitters, Inc.*		27,627	576,576

			5,857,973

TEXTILES, APPAREL & LUXURY GOODS – 0.8%
Coach, Inc.		27,484	738,770

TOBACCO – 1.2%
Philip Morris International, Inc.		23,567	1,027,993

Total Common Stocks (Cost $85,814,201)			85,952,720

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 1.7%
REPURCHASE AGREEMENT – 1.7%
State Street Bank and Trust Company, 0.01%, 7/01/09 (collateralized by $1,505,000 FNMA, 1.722%, 5/10/11, with a value of $1,512,525, total to be received $1,480,452) (Amortized cost $1,480,452)	$1,480	$1,480,452

TOTAL INVESTMENTS – 100.0%
(Cost $87,294,653)		87,433,172
Liabilities in excess of other assets – 0.0% +		(5,796)

NET ASSETS – 100.0%		$87,427,376

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
GB	Great Britain
IL	Israel
KY	Cayman Islands

(1)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$85,952,720	$—	$—	$85,952,720
Short Term Investments
Repurchase Agreement	—	1,480,452	—	1,480,452

Total Investments	85,952,720	1,480,452	—	87,433,172

Total	$85,952,720	$1,480,452	$—	$87,433,172

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 95.4%
AEROSPACE & DEFENSE – 1.6%
BE Aerospace, Inc.*		45,000	$646,200
Precision Castparts Corp.		10,400	759,512

			1,405,712

BEVERAGES – 1.2%
Coca-Cola Enterprises, Inc.		65,800	1,095,570

BIOTECHNOLOGY – 1.8%
Amylin Pharmaceuticals, Inc.*		56,700	765,450
Regeneron Pharmaceuticals, Inc.*		23,000	412,160
Vertex Pharmaceuticals, Inc.*		12,800	456,192

			1,633,802

BUILDING PRODUCTS – 1.8%
Lennox International, Inc.		38,900	1,249,079
Masco Corp.		39,100	374,578

			1,623,657

CAPITAL MARKETS – 0.5%
Blackrock, Inc.		2,400	421,008

CHEMICALS – 0.7%
FMC Corp.		12,300	581,790

COMMERCIAL BANKS – 3.7%
Huntington Bancshares, Inc.		251,300	1,050,434
M&T Bank Corp.		13,900	707,927
PNC Financial Services Group, Inc.		19,850	770,378
Suntrust Banks, Inc.		47,900	787,955

			3,316,694

COMMERCIAL SERVICES & SUPPLIES – 1.4%
Herman Miller, Inc.		4,300	65,962
HNI Corp.		10,500	189,630
Republic Services, Inc.		39,385	961,388

			1,216,980

COMMUNICATIONS EQUIPMENT – 0.7%
Juniper Networks, Inc.*		17,800	420,080
Tandberg ASA	NO	13,500	227,269

			647,349

	Country Code**	Shares	Value

COMPUTERS & PERIPHERALS – 5.2%
Diebold, Inc.		28,600	$753,896
NCR Corp.*		71,600	847,028
NetApp, Inc.*		85,200	1,680,144
Teradata Corp.*		57,700	1,351,911

			4,632,979

CONTAINERS & PACKAGING – 0.9%
Ball Corp.		17,800	803,848

DIVERSIFIED CONSUMER SERVICES – 4.6%
Apollo Group Inc., Class A*		16,900	1,201,928
Corinthian Colleges, Inc.*		27,100	458,803
DeVry, Inc.		11,100	555,444
ITT Educational Services, Inc.*		10,700	1,077,062
Strayer Education, Inc.		3,800	828,818

			4,122,055

ELECTRIC UTILITIES – 1.6%
Northeast Utilities		64,500	1,438,995

ELECTRICAL EQUIPMENT – 1.2%
Ametek, Inc.		30,400	1,051,232

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.3%
Itron, Inc.*		3,800	209,266
National Instruments Corp.		4,100	92,496

			301,762

ENERGY EQUIPMENT & SERVICES – 1.8%
Helmerich & Payne, Inc.		13,700	422,919
Nabors Industries, Ltd.*	BM	30,000	467,400
Smith International, Inc.		26,900	692,675

			1,582,994

FOOD & STAPLES RETAILING – 1.4%
BJ’s Wholesale Club, Inc.*		21,900	705,837
Kroger Co.		21,700	478,485
SUPERVALU, Inc.		5,100	66,045

			1,250,367

FOOD PRODUCTS – 1.1%
Ralcorp Holdings, Inc.*		7,500	456,900
The J. M. Smucker Co.		10,300	501,198

			958,098

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

GAS UTILITIES – 1.8%
UGI Corp.		62,700	$1,598,223

HEALTH CARE EQUIPMENT & SUPPLIES – 5.3%
Beckman Coulter, Inc.		28,700	1,639,918
Edwards Lifesciences Corp.*		6,700	455,801
St. Jude Medical, Inc.*		37,400	1,537,140
Varian Medical Systems, Inc.*		9,000	316,260
Zimmer Holdings, Inc.*		17,700	754,020

			4,703,139

HEALTH CARE PROVIDERS & SERVICES – 3.9%
Coventry Health Care, Inc.*		34,300	641,753
Humana, Inc.*		12,200	393,572
Omnicare, Inc.		24,300	625,968
Patterson Cos., Inc.*		63,100	1,369,270
Universal Health Services, Inc., Class B		8,700	424,995

			3,455,558

HEALTH CARE TECHNOLOGY – 0.8%
Cerner Corp.*		10,800	672,732

HOTELS, RESTAURANTS & LEISURE – 0.4%
Scientific Games Corp., Class A*		21,100	332,747

HOUSEHOLD DURABLES – 0.7%
NVR, Inc.*		1,300	653,107

HOUSEHOLD PRODUCTS – 0.8%
Clorox Co.		12,300	686,709

INDUSTRIAL CONGLOMERATES – 0.4%
Carlisle Cos., Inc.		13,900	334,156

INSURANCE – 7.1%
Aflac, Inc.		34,000	1,057,060
Aon Corp.		17,700	670,299
Everest Re Group, Ltd.	BM	14,900	1,066,393
Fidelity National Financial, Inc., Class A		20,500	277,365
First American Corp.		7,400	191,734
Marsh & McLennan Cos., Inc.		23,500	473,055
Unum Group		88,820	1,408,685
W.R. Berkley Corp.		55,671	1,195,257

			6,339,848

	Country Code**	Shares	Value

INTERNET SOFTWARE & SERVICES – 0.9%
VeriSign, Inc.*		41,300	$763,224

IT SERVICES – 3.1%
Global Payments, Inc.		18,700	700,502
The Western Union Co.		123,000	2,017,200

			2,717,702

LEISURE EQUIPMENT & PRODUCTS – 1.4%
Mattel, Inc.		77,900	1,250,295

LIFE SCIENCES TOOLS & SERVICES – 1.8%
Life Technologies Corp.*		28,300	1,180,676
Pharmaceutical Product Development, Inc.		17,000	394,740

			1,575,416

MACHINERY – 3.7%
Illinois Tool Works, Inc.		18,900	705,726
Kennametal, Inc.		18,500	354,830
PACCAR, Inc.		47,200	1,534,472
Parker Hannifin Corp.		16,700	717,432

			3,312,460

MEDIA – 2.6%
Dreamworks Animation Skg, Inc., Class A*		59,900	1,652,641
Scripps Networks Interactive, Inc., Class A		23,300	648,439

			2,301,080

METALS & MINING – 1.6%
Cliffs Natural Resources, Inc.		12,900	315,663
Nucor Corp.		25,100	1,115,193

			1,430,856

MULTI-UTILITIES – 1.8%
Wisconsin Energy Corp.		20,200	822,342
Xcel Energy, Inc.		41,400	762,174

			1,584,516

OIL, GAS & CONSUMABLE FUELS – 5.3%
Denbury Resources, Inc.*		42,100	620,133
Forest Oil Corp.*		29,400	438,648
Noble Energy, Inc.		20,700	1,220,679

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Overseas Shipholding Group, Inc.		21,300	$725,052
St. Mary Land & Exploration Co.		27,500	573,925
Ultra Petroleum Corp.*	CA	28,600	1,115,400

			4,693,837

PHARMACEUTICALS – 1.4%
King Pharmaceuticals, Inc.*		61,500	592,245
Watson Pharmaceuticals, Inc.*		18,200	613,158

			1,205,403

PROFESSIONAL SERVICES – 0.8%
The Dun & Bradstreet Corp.		8,800	714,648

REAL ESTATE INVESTMENT TRUSTS – 2.6%
Host Hotels & Resorts, Inc.		46,600	390,974
Liberty Property Trust		15,300	352,512
Public Storage		9,600	628,608
Simon Property Group, Inc.		18,498	951,352

			2,323,446

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
CB Richard Ellis Group, Inc., Class A*		10,700	100,152

ROAD & RAIL – 1.1%
JB Hunt Transport Services, Inc.		20,500	625,865
Landstar Systems, Inc.		9,900	355,509

			981,374

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%
Altera Corp.		33,900	551,892
Lam Research Corp.*		48,700	1,266,200

			1,818,092

SOFTWARE – 3.7%
Adobe Systems, Inc.*		12,400	350,920
BMC Software, Inc.*		10,000	337,900
FactSet Research Systems, Inc.		10,400	518,648

Country Code**	Shares	Value

MICROS Systems, Inc.*	31,100	$787,452
Red Hat, Inc.*	62,300	1,254,099

		3,249,019

SPECIALTY RETAIL – 7.8%
Advanced Auto Parts, Inc.	27,300	1,132,677
AutoZone, Inc.*	6,400	967,104
Best Buy Co., Inc.	31,000	1,038,190
O’Reilly Automotive, Inc.*	36,300	1,382,304
Office Depot, Inc.*	95,500	435,480
Staples, Inc.	58,100	1,171,877
The Sherwin-Williams Co.	15,500	833,125

		6,960,757

WIRELESS TELECOMMUNICATION SERVICES – 1.0%
American Tower Corp. Class A*	27,900	879,687

Total Common Stocks (Cost $85,834,854)		84,723,075

	Principal Amount (000)
SHORT TERM INVESTMENTS – 4.1%
REPURCHASE AGREEMENT – 4.1%
State Street Bank and Trust Company, 0.00%, 7/1/09 (collateralized by $3,705,000 FNMA, 1.722%, 5/10/11, with a value of $3,723,525 total to be received $3,650,259) (Amortized cost $3,650,259)	$3,650	3,650,259

TOTAL INVESTMENTS – 99.5%
(Cost $89,485,113)		88,373,334
Other assets less liabilities – 0.5%		441,731

NET ASSETS – 100.0%		$88,815,065

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

FNMA	Federal National Mortgage Association
BM	Bermuda
CA	Canada
NO	Norway

(1)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$84,723,075	$—	$—	$84,723,075
Short Term Investments
Repurchase Agreement	—	3,650,259	—	3,650,259

Total Investments	84,723,075	3,650,259	—	88,373,334

Total	$84,723,075	$3,650,259	$—	$88,373,334

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 96.3%
AEROSPACE & DEFENSE – 0.7%
Honeywell International, Inc.		55,670	$1,748,038
Raytheon Co.		35,560	1,579,931

			3,327,969

AIR FREIGHT & LOGISTICS – 0.1%
FedEx Corp.		8,250	458,865

AIRLINES – 1.9%
Delta Air Lines, Inc.*		1,538,230	8,906,352

AUTOMOBILES – 1.0%
Ford Motor Co.*		721,610	4,380,173

BEVERAGES – 2.1%
Coca-Cola Enterprises, Inc.		586,520	9,765,558

BIOTECHNOLOGY – 1.6%
Amgen, Inc.*		135,680	7,182,899

BUILDING PRODUCTS – 0.3%
Masco Corp.		146,890	1,407,206

CAPITAL MARKETS – 14.0%
Bank of New York Mellon Corp.		641,580	18,804,710
Franklin Resources, Inc.		126,460	9,106,384
Legg Mason, Inc.		83,090	2,025,734
Morgan Stanley		305,890	8,720,924
State Street Corp.		85,230	4,022,856
T Rowe Price Group, Inc.		143,260	5,969,644
TD Ameritrade Holding Corp.*		102,490	1,797,675
The Goldman Sachs Group, Inc.		91,430	13,480,439

			63,928,366

CHEMICALS – 0.8%
The Dow Chemical Co.		227,060	3,664,748

COMMERCIAL BANKS – 7.8%
BB&T Corp.		143,490	3,153,910
Comerica, Inc.		34,610	732,002
M&T Bank Corp.		94,590	4,817,469
PNC Financial Services Group, Inc.		158,240	6,141,294

	Country Code**	Shares	Value

Suntrust Banks, Inc.		34,270	$563,742
Wells Fargo & Co.		835,340	20,265,348

			35,673,765

COMMUNICATIONS EQUIPMENT – 0.4%
Cisco Systems, Inc.*		59,630	1,111,503
Corning, Inc.		37,800	607,068

			1,718,571

COMPUTERS & PERIPHERALS – 0.8%
EMC Corp.*		7,020	91,962
Hewlett-Packard Co.		96,210	3,718,517

			3,810,479

DIVERSIFIED FINANCIAL SERVICES – 7.1%
Bank of America Corp.		321,224	4,240,157
JPMorgan Chase & Co.		707,847	24,144,661
Moody’s Corp.		158,930	4,187,805

			32,572,623

DIVERSIFIED TELECOMMUNICATION SERVICES – 3.0%
AT&T, Inc.		327,300	8,130,132
Verizon Communications, Inc.		181,580	5,579,953

			13,710,085

ENERGY EQUIPMENT & SERVICES – 4.4%
Cameron International Corp.*		18,320	518,456
Halliburton Co.		268,815	5,564,471
Schlumberger, Ltd.	AN	222,450	12,036,769
Smith International, Inc.		73,880	1,902,410

			20,022,106

FOOD & STAPLES RETAILING – 2.2%
Kroger Co.		375,840	8,287,272
Wal-Mart Stores, Inc.		38,180	1,849,439

			10,136,711

FOOD PRODUCTS – 2.8%
Archer-Daniels-Midland Co.		157,896	4,226,876
Kraft Foods, Inc., Class A		331,830	8,408,572

			12,635,448

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 3.4%
Boston Scientific Corp.*		1,125,600	$11,413,584
Covidien PLC	IE	114,770	4,296,989

			15,710,573

HEALTH CARE PROVIDERS & SERVICES – 1.1%
UnitedHealth Group, Inc.		150,630	3,762,738
WellPoint, Inc.*		26,270	1,336,880

			5,099,618

HOTELS, RESTAURANTS & LEISURE – 2.0%
Carnival Corp.	PA	197,760	5,096,275
Marriott International, Inc., Class A		175,244	3,867,641
Starbucks Corp.*		23,760	330,027

			9,293,943

HOUSEHOLD DURABLES – 0.5%
Pulte Homes, Inc.		259,880	2,294,740

HOUSEHOLD PRODUCTS – 0.3%
Colgate-Palmolive Co.		16,970	1,200,458

INSURANCE – 2.6%
Aon Corp.		225,390	8,535,519
MetLife, Inc.		104,910	3,148,349

			11,683,868

INTERNET & CATALOG RETAIL – 1.4%
HSN, Inc.*		220,804	2,333,898
IAC/InterActiveCorp.*		244,110	3,917,966

			6,251,864

IT SERVICES – 0.1%
The Western Union Co.		42,570	698,148

MACHINERY – 3.8%
Caterpillar, Inc.		101,110	3,340,675
Eaton Corp.		189,830	8,468,316
Joy Global, Inc.		8,120	290,046
Parker Hannifin Corp.		46,320	1,989,907
Praxair, Inc.		45,440	3,229,421

			17,318,365

MEDIA – 1.8%
Comcast Corp., Class A		161,250	2,336,512

	Country Code**	Shares	Value

Omnicom Group, Inc.		62,380	$1,969,960
Time Warner Cable, Inc.		18,906	598,753
Time Warner, Inc.		75,350	1,898,067
Viacom, Inc.*		59,230	1,344,521

			8,147,813

METALS & MINING – 0.1%
Nucor Corp.		5,900	262,137

MULTI-LINE RETAIL – 5.3%
J.C. Penney Co., Inc.		117,370	3,369,693
Kohl’s Corp.*		206,960	8,847,540
Target Corp.		299,800	11,833,106

			24,050,339

OIL, GAS & CONSUMABLE FUELS – 7.9%
Chevron Corp.		66,680	4,417,550
Devon Energy Corp.		39,200	2,136,400
El Paso Corp.		187,860	1,733,948
EOG Resources, Inc.		32,430	2,202,646
Exxon Mobil Corp.		115,790	8,094,879
Hess Corp.		147,740	7,941,025
Occidental Petroleum Corp.		80,320	5,285,859
XTO Energy, Inc.		114,150	4,353,681

			36,165,988

PERSONAL PRODUCTS – 0.2%
Avon Products, Inc.		34,600	891,988

PHARMACEUTICALS – 3.5%
Abbott Laboratories		116,870	5,497,565
Johnson & Johnson		36,900	2,095,920
Teva Pharmaceutical Industries, Ltd. ADR	IL	169,220	8,349,315

			15,942,800

ROAD & RAIL – 2.7%
Canadian National Railway Co.	CA	75,060	3,224,578
Hertz Global Holdings, Inc.*		1,127,860	9,011,601

			12,236,179

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.9%
Intel Corp.		239,980	3,971,669

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SOFTWARE – 1.9%
Adobe Systems, Inc.*		89,670	$2,537,661
Oracle Corp.		293,710	6,291,268

			8,828,929

SPECIALTY RETAIL – 5.2%
Best Buy Co., Inc.		224,370	7,514,151
J. Crew Group, Inc.*		226,830	6,128,947
Lowe’s Cos., Inc.		21,070	408,969
The Gap, Inc.		34,350	563,340
The Home Depot, Inc.		377,040	8,909,455

			23,524,862

TOBACCO – 0.2%
Altria Group, Inc.		65,320	1,070,595

Country Code**	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.4%
Sprint Nextel Corp.*	339,210	$1,631,600

Total Common Stocks (Cost $346,105,759)		439,578,400

SHORT TERM INVESTMENTS – 3.3%
MUTUAL FUNDS – 3.3%
State Street Institutional Liquid Reserves Fund (Cost $15,119,789)	15,119,789	15,119,789

TOTAL INVESTMENTS – 99.6%
(Cost $361,225,548)		454,698,189
Other assets less liabilities – 0.4%		1,667,338

NET ASSETS – 100.0%		$456,365,527

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

ADR	American Depositary Receipt
AN	Netherlands Antilles
CA	Canada
IE	Ireland
IL	Israel
PA	Panama
(1)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$439,578,400	$—	$—	$439,578,400
Short Term Investments
Mutual Funds	15,119,789	—	—	15,119,789

Total Investments	454,698,189	—	—	454,698,189

Total	$454,698,189	$—	$—	$454,698,189

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.3%
AEROSPACE & DEFENSE – 0.6%
Alliant Techsystems, Inc.*		6,983	$575,120
L-3 Communications Holdings, Inc.		4,523	313,806

			888,926

AIR FREIGHT & LOGISTICS – 1.0%
Expeditors International of Washington, Inc.		12,197	406,648
FedEx Corp.		4,209	234,104
UTI Worldwide, Inc.*	VG	68,632	782,405

			1,423,157

AUTO COMPONENTS – 1.9%
Autoliv, Inc.		28,575	822,103
BorgWarner, Inc.		24,010	819,941
Federal-Mogul Corp.*		24,235	229,021
Johnson Controls, Inc.		7,123	154,712
TRW Automotive Holdings Corp.*		59,971	677,672

			2,703,449

BEVERAGES – 1.1%
Coca-Cola Enterprises, Inc.		36,303	604,445
Hansen Natural Corp.*		32,521	1,002,297

			1,606,742

BIOTECHNOLOGY – 0.6%
Amgen, Inc.*		6,952	368,039
Biogen Idec, Inc.*		10,638	480,306

			848,345

BUILDING PRODUCTS – 0.0% +
Armstrong World Industries, Inc.*		1,576	25,988

CAPITAL MARKETS – 2.8%
Allied Capital Corp.		67,511	234,938
Ameriprise Financial, Inc.		26,253	637,160
Eaton Vance Corp.		18,561	496,507
Federated Investors, Inc., Class B		26,694	643,058
Investment Technology Group, Inc.*		19,217	391,835
Janus Capital Group, Inc.		14,360	163,704

	Country Code**	Shares	Value

MF Global, Ltd.*	BM	60,969	$361,546
Raymond James Financial, Inc.		20,522	353,184
SEI Investments Co.		2,949	53,200
T Rowe Price Group, Inc.		13,677	569,921
Waddell & Reed Financial, Inc., Class A		1,743	45,963

			3,951,016

CHEMICALS – 1.5%
Ashland, Inc.		5,321	149,254
Cabot Corp.		14,490	182,284
Cytec Industries, Inc.		22,768	423,940
Eastman Chemical Co.		21,313	807,763
Huntsman Corp.		76,062	382,592
PPG Industries, Inc.		2,470	108,433

			2,054,266

COMMERCIAL BANKS – 3.3%
Associated Banc-Corp		15,501	193,763
BancorpSouth, Inc.		17,594	361,205
BB&T Corp.		15,209	334,294
Comerica, Inc.		71,673	1,515,884
Fifth Third Bancorp		25,062	177,940
M&T Bank Corp.		23,852	1,214,782
Marshall & Ilsley Corp.		14,435	69,288
Regions Financial Corp.		117,805	475,932
Suntrust Banks, Inc.		13,366	219,871
Whitney Holding Corp.		9,838	90,116

			4,653,075

COMMERCIAL SERVICES & SUPPLIES – 1.8%
Manpower, Inc.		49,030	2,075,930
R.R. Donnelley & Sons Co.		22,786	264,773
Steelcase, Inc., Class A		23,891	139,046

			2,479,749

COMMUNICATIONS EQUIPMENT – 1.2%
ADC Telecommunications, Inc.*		32,259	256,782
Ciena Corp.*		1,911	19,779
EchoStar Corp., Class A*		5,758	91,782

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

JDS Uniphase Corp.*		22,557	$129,026
Tellabs, Inc.*		207,608	1,189,594

			1,686,963

COMPUTERS & PERIPHERALS – 1.7%
Lexmark International, Inc., Class A*		40,953	649,105
QLogic Corp.*		109	1,382
SanDisk Corp.*		8,329	122,353
Seagate Technology	KY	78,664	822,825
Sun Microsystems, Inc.*		90,748	836,697

			2,432,362

CONSTRUCTION & ENGINEERING – 0.9%
KBR, Inc.		15,053	277,577
URS Corp.*		21,491	1,064,235

			1,341,812

CONSUMER FINANCE – 0.5%
AmeriCredit Corp.*		21,819	295,648
Discover Financial Services		31,579	324,316
The Student Loan Corp.		385	14,322

			634,286

CONTAINERS & PACKAGING – 3.0%
Ball Corp. (1)		51,645	2,332,288
Packaging Corp of America		41,832	677,679
Pactiv Corp.*		15,596	338,433
Sealed Air Corp.		22,418	413,612
Sonoco Products Co.		18,419	441,135

			4,203,147

DIVERSIFIED FINANCIAL SERVICES – 1.1%
Citigroup, Inc.		233,372	693,115
Moody’s Corp.		15,880	418,438
NYSE Euronext		1,664	45,344
U.S. Bancorp		21,490	385,101

			1,541,998

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.5%
Embarq Corp.		48,950	2,058,837

ELECTRIC UTILITIES – 2.6%
Duke Energy Corp.		66,307	967,419
Edison International (1)		23,941	753,184
Exelon Corp.		2,983	152,760

	Country Code**	Shares	Value

NV Energy, Inc.		26,972	$291,028
Pinnacle West Capital Corp.		49,376	1,488,686

			3,653,077

ELECTRICAL EQUIPMENT – 1.0%
Cooper Industries, Ltd., Class A	BM	10,563	327,981
General Cable Corp.*		12,404	466,142
Rockwell Automation, Inc.		7,700	247,324
Thomas & Betts Corp.*		13,116	378,528

			1,419,975

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.5%
Arrow Electronics, Inc.*		37,330	792,889
Avnet, Inc.*		35,288	742,107
Ingram Micro, Inc., Class A*		103,295	1,807,663
Jabil Circuit, Inc.		13,396	99,398
Tech Data Corp.*		3,886	127,111

			3,569,168

ENERGY EQUIPMENT & SERVICES – 2.1%
Exterran Holdings, Inc.*		52,751	846,126
Helmerich & Payne, Inc.		516	15,929
Hercules Offshore, Inc.*		24,754	98,273
Key Energy Services, Inc.*		26,263	151,275
Nabors Industries, Ltd.*	BM	5,197	80,969
Oil States International, Inc.*		3,031	73,380
Patterson-UTI Energy, Inc.		91,224	1,173,141
Rowan Cos., Inc.		366	7,071
Unit Corp.*		18,952	522,507

			2,968,671

EXCHANGE TRADED FUNDS – 0.0% +
Ishares Russell 2000 Index Fund		565	28,792
S&P 500 SPDR Trust Series 1		118	10,847

			39,639

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD & STAPLES RETAILING – 0.0% +
SUPERVALU, Inc.		3,563	$46,141

FOOD PRODUCTS – 3.7%
Archer-Daniels-Midland Co.		7,857	210,332
Bunge, Ltd.	BM	23,830	1,435,757
Del Monte Foods Co.		28,516	267,480
Hormel Foods Corp.		43,888	1,515,892
Smithfield Foods, Inc.*		63,271	883,896
The Hershey Co.		4,947	178,092
Tyson Foods, Inc., Class A		61,367	773,838

			5,265,287

GAS UTILITIES – 1.4%
Atmos Energy Corp.		37,640	942,506
Energen Corp.		14,982	597,782
Questar Corp.		12,009	372,999

			1,913,287

HEALTH CARE EQUIPMENT & SUPPLIES – 0.5%
Hill-Rom Holdings, Inc.		15,734	255,205
Hologic, Inc.*		33,465	476,207

			731,412

HEALTH CARE PROVIDERS & SERVICES – 2.0%
Coventry Health Care, Inc.*		77,969	1,458,800
Health Net, Inc.*		1,176	18,287
Humana, Inc.*		28,525	920,216
LifePoint Hospitals, Inc.*		17,420	457,275
WellCare Health Plan, Inc.*		998	18,453

			2,873,031

HOTELS, RESTAURANTS & LEISURE – 1.4%
Boyd Gaming Corp.*		25,132	213,622
Choice Hotels, Inc.		24,547	653,196
Royal Caribbean Cruises, Ltd.	LR	16,065	217,520
Wyndham Worldwide Corp.		68,237	827,032

			1,911,370

HOUSEHOLD DURABLES – 2.6%
Black & Decker Corp.		18,037	516,940
Harman International Industries, Inc.		113,340	2,130,792

	Country Code**	Shares	Value

Newell Rubbermaid, Inc.		7,336	$76,368
Snap-On, Inc.		11,665	335,252
Whirlpool Corp. (1)		13,361	568,644

			3,627,996

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 1.4%
Dynegy, Inc., Class A*		330,063	749,243
Mirant Corp.*		80,012	1,259,389

			2,008,632

INSURANCE – 7.4%
ACE, Ltd.	CH	5,450	241,054
Arch Capital Group, Ltd.* (1)	BM	968	56,706
Assurant, Inc.		24,736	595,890
Axis Capital Holdings, Ltd.	BM	20,990	549,518
CNA Financial Corp.		10,479	162,110
Endurance Specialty Holdings, Ltd.	BM	25,135	736,456
Everest Re Group, Ltd.	BM	706	50,528
First American Corp.		32,728	847,983
Genworth Financial Inc., Class A		2,896	20,243
Hanover Insurance Group, Inc.		3,097	118,027
Lincoln National Corp.		52,820	909,032
Marsh & McLennan Cos., Inc.		47,101	948,143
Old Republic International Corp.		49,450	487,083
PartnerRe, Ltd.	BM	4,179	271,426
Prudential Financial, Inc.		1,620	60,296
Reinsurance Group of America, Inc.		17,625	615,289
StanCorp Financial Group, Inc.		815	23,374
The Progressive Corp.* (1)		70,602	1,066,796
Transatlantic Holdings, Inc.		16,874	731,150
Travelers Cos., Inc.		3,435	140,972
Unum Group (1)		113,991	1,807,897
White Mountains Insurance Group, Ltd.	BM	349	79,890

			10,519,863

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INTERNET & CATALOG RETAIL – 0.9%
HSN, Inc.*		34,926	$369,168
Liberty Media Corp. – Interactive, Series A*		164,657	824,932
Ticketmaster Entertainment, Inc.*		15,605	100,184

			1,294,284

INTERNET SOFTWARE & SERVICES – 0.1%
VeriSign, Inc.*		4,301	79,482

IT SERVICES – 0.7%
Accenture, Ltd., Class A	BM	18,020	602,949
Computer Sciences Corp.*		2,136	94,625
Convergys Corp.*		3,426	31,793
Genpact, Ltd.*	BM	4,144	48,692
NeuStar, Inc., Class A*		10,308	228,426

			1,006,485

LIFE SCIENCES TOOLS & SERVICES – 0.2%
PerkinElmer, Inc.		14,411	250,751

MACHINERY – 2.4%
AGCO Corp.*		32,209	936,315
Cummins, Inc.		4,103	144,467
Eaton Corp.		10,033	447,572
Joy Global, Inc.		579	20,682
Kennametal, Inc.		24,221	464,559
Lincoln Electric Holdings, Inc.		6,651	239,702
Oshkosh Corp.		4,884	71,013
The Timken Co.		32,110	548,439
Toro Co.		1,669	49,903
Trinity Industries, Inc.		32,240	439,109

			3,361,761

MEDIA – 2.2%
Ascent Media Corp., Class A*		16,120	428,470
CBS Corp., Class B (1)		94,830	656,223
Clear Channel Outdoor Holdings, Inc., Class A*		23,593	125,043
Discovery Communications, Inc., Class C*		35,181	722,266

	Country Code**	Shares	Value

Scripps Networks Interactive, Inc., Class A		41,263	$1,148,349
The E.W. Scripps Co., Class A		20,374	42,582
Time Warner, Inc.		704	17,734

			3,140,667

METALS & MINING – 2.5%
Allegheny Technologies, Inc.		16,053	560,731
Carpenter Technology Corp.		4,869	101,324
Commercial Metals Co.		25,714	412,195
Reliance Steel & Aluminum Co.		39,499	1,516,367
Schnitzer Steel Industries, Inc., Class A		14,769	780,689
Titanium Metals Corp.		15,668	143,989

			3,515,295

MULTI-LINE RETAIL – 2.7%
Big Lots, Inc.*		26,028	547,369
Dollar Tree, Inc.*		11,693	492,275
Family Dollar Stores, Inc.		92,467	2,616,816
Sears Holdings Corp.*		3,327	221,312

			3,877,772

MULTI-UTILITIES – 5.1%
Ameren Corp.		97,975	2,438,598
Integrys Energy Group, Inc.		33,166	994,648
MDU Resources Group, Inc.		43,495	825,100
NiSource, Inc.		148,476	1,731,230
OGE Energy Corp.		43,018	1,218,270

			7,207,846

OIL, GAS & CONSUMABLE FUELS – 6.5%
Alpha Natural Resources, Inc.*		18,146	476,695
Arch Coal, Inc.		19,806	304,418
Cimarex Energy Co.		61,659	1,747,416
Comstock Resources, Inc.*		4,721	156,029
Devon Energy Corp.		2,554	139,193
El Paso Corp.		44,665	412,258
Forest Oil Corp.*		7,507	112,004
Frontier Oil Corp.		21,995	288,354

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Mariner Energy, Inc.*		37,172	$436,771
Massey Energy Co.		4,927	96,274
Murphy Oil Corp.		5,406	293,654
Overseas Shipholding Group, Inc.		10,326	351,497
Pioneer Natural Resources Co.		32,025	816,638
St. Mary Land & Exploration Co.		62,940	1,313,558
Sunoco, Inc.		12,534	290,789
Teekay Shipping Corp.	MH	11,444	240,667
Tesoro Corp.		59,074	752,012
Valero Energy Corp.		58,627	990,210
W&T Offshore, Inc.		2,721	26,503

			9,244,940

PAPER & FOREST PRODUCTS – 2.7%
Domtar Corp.*		3,424	56,770
International Paper Co.		25,539	386,405
MeadWestvaco Corp.		10,699	175,570
Plum Creek Timber Co., Inc.		37,985	1,131,193
Rayonier, Inc.		57,136	2,076,894

			3,826,832

PERSONAL PRODUCTS – 0.3%
NBTY, Inc.*		13,812	388,393

PHARMACEUTICALS – 1.2%
Forest Laboratories, Inc.*		69,632	1,748,460

REAL ESTATE INVESTMENT TRUSTS – 8.2%
AMB Property Corp.		716	13,468
AvalonBay Communities, Inc.		20,575	1,150,965
BRE Properties, Inc.		36,774	873,750
Digital Realty Trust, Inc.		11,529	413,315
Duke Realty Corp.		47,658	417,961
Equity Residential Properties Trust		35,911	798,302
Federal Realty Investment Trust		37,702	1,942,407
Hospitality Properties Trust		20,798	247,288
Host Hotels & Resorts, Inc.		34,475	289,245
Kimco Realty Corp.		110,212	1,107,631
Liberty Property Trust		70,213	1,617,707

	Country Code**	Shares	Value

Mack-Cali Realty Corp.		21,945	$500,346
Nationwide Health Properties, Inc.		6,771	174,286
Regency Centers Corp.		48,037	1,676,972
Vornado Realty Trust		7,329	330,025
Weingarten Reality Investors		4,177	60,608

			11,614,276

ROAD & RAIL – 0.2%
Hertz Global Holdings, Inc.*		33,228	265,492

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.5%
Atmel Corp.*		6,516	24,305
Cypress Semiconductor Corp.*		11,287	103,840
Fairchild Semiconductor International, Inc.*		74,248	518,993
Integrated Device Technology, Inc.*		152,657	922,048
Intersil Holding Corp.		7,282	91,535
LSI Corp.*		104,846	478,098

			2,138,819

SOFTWARE – 0.3%
Autodesk, Inc.*		938	17,803
Cadence Design Systems, Inc.*		69,251	408,581

			426,384

SPECIALTY RETAIL – 1.6%
Barnes & Noble, Inc.		12,185	251,376
Foot Locker, Inc.		23,156	242,443
PetSmart, Inc.		43,067	924,218
Ross Stores, Inc.		6,880	265,568
Signet Jewelers, Ltd.	BM	30,374	632,387

			2,315,992

TEXTILES, APPAREL & LUXURY GOODS – 0.1%
Jones Apparel Group, Inc.		9,683	103,899

THRIFT & MORTGAGE FINANCE – 1.4%
Astoria Financial Corp.		15,959	136,928
Hudson City Bancorp, Inc.		87,313	1,160,390

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Washington Federal, Inc.		57,830	$751,790

			2,049,108

TOBACCO – 3.0%
Lorillard, Inc.		62,977	4,267,951

WIRELESS TELECOMMUNICATION SERVICES – 1.4%
NII Holdings, Inc.*		32,666	622,941
Sprint Nextel Corp.*		55,776	268,283
Telephone & Data Systems, Inc.		32,241	912,420
US Cellular Corp.*		5,518	212,167

			2,015,811

Total Common Stocks (Cost $124,793,946)			139,222,367

	Shares	Value

SHORT TERM INVESTMENTS – 3.1%
MUTUAL FUNDS – 3.1%
State Street Institutional Liquid Reserves Fund (Cost $4,424,900)	4,424,900	$4,424,900

TOTAL INVESTMENTS – 101.4%
(Cost $129,218,846)		143,647,267
Liabilities in excess of other assets – (1.4)%		(1,940,033)

NET ASSETS – 100.0%		$141,707,234

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Security or a portion of the security has been designated as collateral for futures contracts.
+	Amount is less than 0.05%.

BM	Bermuda
CH	Switzerland
KY	Cayman Islands
LR	Liberia
MH	Marshall Islands
VG	British Virgin Islands

(2)	At June 30, 2009 open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 Mini Futures	9/18/09	65	2,972,157	2,975,375	3,218

Total unrealized appreciation					3,218

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(3)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$139,222,367	$—	$—	$139,222,367
Short Term Investments
Mutual Funds	4,424,900	—	—	4,424,900

Total Investments	143,647,267	—	—	143,647,267

Futures Contracts	3,218	—	—	3,218

Total	$143,650,485	$—	$—	$143,650,485

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

ASSET BACKED SECURITY – 1.9%
Chase Issuance Trust, Series 2009-A5, Class A5 (1) 1.11%, 6/15/12 (Cost $16,000,000)		$16,000	$16,009,483

CORPORATE DEBT OBLIGATIONS – 31.4%
BANKS – 6.8%
Dexia Credit Local (2) 2.38%, 9/23/11	FR	9,200	9,262,624
Merrill Lynch & Co., Inc. 6.05%, 8/15/12		1,625	1,629,295
Morgan Stanley 6.00%, 5/13/14		3,400	3,442,391
Societe Financement de l’Economie Francaise (2) 1.50%, 10/29/10	FR	10,000	9,993,769
2.00%, 2/25/11	FR	3,900	3,926,891
Suncorp-Metway Ltd. (1)(2) 2.38%, 4/15/11	AU	13,400	13,378,882
The Royal Bank of Scotland PLC (2) 2.63%, 5/11/12	GB	10,600	10,676,161
Wachovia Corp. 5.50%, 5/1/13		4,050	4,183,666
Wells Fargo & Co. 4.38%, 1/31/13		1,000	1,008,610

			57,502,289

BROKERAGE – 1.0%
The Bear Stearns Cos., LLC. 6.95%, 8/10/12		7,875	8,558,975

CABLE – 0.4%
Time Warner Cable Inc. 6.20%, 7/1/13		3,350	3,529,707

COMPUTER & PERIPHERALS – 0.6%
Hewlett-Packard Co. 2.25%, 5/27/11		1,500	1,504,569
4.25%, 2/24/12		3,125	3,261,688

			4,766,257

ENVIRONMENTAL SERVICES – 0.2%
Allied Waste North America, Inc. 6.38%, 4/15/11		1,675	1,704,313

	Country Code**	Principal Amount (000)	Value

FINANCIALS – 1.1%
General Electric Capital Corp. 6.00%, 6/15/12		$1,000	$1,051,190
John Deere Capital Corp. 1.33%, 8/19/10 (1)		1,000	998,844
1.40%, 6/10/11 (1)		2,475	2,456,422
5.25%, 10/1/12		525	554,564
LeasePlan Corp. NV (2) 3.00%, 5/7/12	NL	3,900	3,914,469

			8,975,489

FOOD, BEVERAGES & RESTAURANTS – 1.3%
Anheuser-Busch InBev NV 4.70%, 4/15/12		1,725	1,756,521
General Mills, Inc. 5.25%, 8/15/13		1,200	1,267,430
6.00%, 2/15/12		2,850	3,068,296
Kellogg Co. 5.13%, 12/3/12		2,050	2,191,378
6.60%, 4/1/11		325	348,222
Pepsico, Inc. 4.65%, 2/15/13		1,000	1,049,803
The Kroger Co. 6.75%, 4/15/12		1,200	1,297,389

			10,979,039

HEALTH CARE – 0.4%
Roche Holdings, Inc. (2) 5.00%, 3/1/14		3,175	3,320,748

INSURANCE – 0.9%
Metropolitan Life Global Funding I (2) 5.13%, 11/9/11		3,150	3,271,684
5.13%, 4/10/13		1,000	1,017,077
New York Life Global Funding (2) 4.65%, 5/9/13		1,000	1,014,311
The Chubb Corp. 6.00%, 11/15/11		2,050	2,191,694

			7,494,766

MULTIMEDIA – 1.0%
Comcast Corp. 5.45%, 11/15/10		3,675	3,821,239
The Walt Disney Co. 6.38%, 3/1/12		2,700	2,965,226

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

Viacom, Inc. 5.75%, 4/30/11		$1,725	$1,765,990

			8,552,455

PHARMACEUTICALS – 0.6%
Merck & Co., Inc. 1.88%, 6/30/11		1,700	1,702,174
Pfizer, Inc. 4.45%, 3/15/12		3,325	3,488,720

			5,190,894

PIPELINES – 0.7%
Enterprise Products Operating LLP 4.95%, 6/1/10		2,575	2,613,015
The Williams Cos, Inc. (2) 6.38%, 10/1/10		1,400	1,399,727
TransCanada PipeLines Ltd. 8.63%, 5/15/12	CA	1,525	1,728,070

			5,740,812

REAL ESTATE INVESTMENT TRUSTS – 0.1%
WEA Finance LLC/WCI Finance LLC (2) 5.40%, 10/1/12		1,100	1,055,563

REFINING – 2.1%
ConocoPhillips 9.38%, 2/15/11		5,800	6,407,643
Devon Energy Corp. 6.88%, 9/30/11	CA	1,800	1,954,964
EnCana Corp. 4.75%, 10/15/13	CA	1,700	1,713,753
6.30%, 11/1/11	CA	775	832,193
Energy Transfer Equity LP 5.65%, 8/1/12		3,325	3,390,725
XTO Energy, Inc. 5.75%, 12/15/13		3,175	3,338,290

			17,637,568

RETAIL – 0.8%
CVS Caremark Corp. 5.75%, 8/15/11		2,900	3,066,695
Wal-Mart Stores Inc. 3.20%, 5/15/14		4,000	3,967,188

			7,033,883

	Country Code**	Principal Amount (000)	Value

SOFTWARE – 1.1%
Microsoft Corp. 2.95%, 6/1/14		$5,000	$4,963,725
Oracle Corp. 4.95%, 4/15/13		4,100	4,293,340

			9,257,065

SPECIAL PURPOSE BANKS – 5.0%
International Bank Reconstruction & Development 1.65%, 5/18/11		10,000	10,046,830
Kreditanstalt Fur Wiederaufbau 3.75%, 6/27/11	DE	900	940,678
4.75%, 5/15/12	DE	14,000	15,014,804
L-Bank BW Foerderbank 3.25%, 10/29/10	DE	4,000	4,072,368
Landwirtschaftliche Rentenbank 4.13%, 7/15/13	DE	5,200	5,428,649
NRW.BANK 5.38%, 7/19/10	DE	7,000	7,246,820

			42,750,149

TELECOMMUNICATIONS – 4.6%
BellSouth Corp. (1)(2) 4.95%, 4/26/10		10,000	10,216,090
France Telecom SA 4.38%, 7/8/14	FR	6,000	6,031,331
7.75%, 3/1/11	FR	2,500	2,703,830
Rogers Communications, Inc. 5.50%, 3/15/14	CA	625	648,236
6.25%, 6/15/13	CA	625	662,739
6.38%, 3/1/14	CA	1,675	1,795,384
7.88%, 5/1/12	CA	250	269,461
Telefonica Europe BV 7.75%, 9/15/10	NL	3,050	3,217,372
Verizon Wireless Capital LLC (2) 3.75%, 5/20/11		5,475	5,587,090
5.25%, 2/1/12		4,625	4,877,807
Vodafone Group PLC 5.35%, 2/27/12	GB	3,225	3,397,325

			39,406,665

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

TOBACCO – 0.5%
Philip Morris International, Inc. 4.88%, 5/16/13		$3,750	$3,935,201

TRANSPORTATION – 0.5%
Burlington Northern Santa Fe Corp. 5.90%, 7/1/12		4,200	4,447,792

UTILITIES – 1.7%
Duke Energy Corp. 6.30%, 2/1/14		3,100	3,346,881
MidAmerican Energy Holdings Co. 5.00%, 2/15/14		3,600	3,741,084
Progress Energy, Inc. 6.85%, 4/15/12		3,050	3,303,287
7.10%, 3/1/11		1,525	1,621,923
Public Service Co. of Colorado 7.88%, 10/1/12		1,125	1,303,343
Southern Co. 4.15%, 5/15/14		1,400	1,405,569

			14,722,087

Total Corporate Debt Obligations (Cost $264,421,593)			266,561,717

FOREIGN GOVERNMENT AGENCY OBLIGATION – 0.5%
Japan Finance Corp. 2.00%, 6/24/11 (Cost $3,995,641)	JP	4,000	4,007,232

U.S. GOVERNMENT GUARANTEED NOTES – 12.7%
TLGP American Express Bank 3.15%, 12/9/11		1,900	1,967,338
TLGP BancWest Corp. 2.15%, 3/27/12		10,100	10,164,368
TLGP Bank of America Corp. 2.10%, 4/30/12		24,800	24,837,795
TLGP Citibank NA 1.88%, 5/7/12		11,400	11,355,483
TLGP Citigroup Funding, Inc. 2.13%, 7/12/12		5,500	5,500,759
TLGP Citigroup, Inc. 2.13%, 4/30/12		2,400	2,410,536

	Country Code**	Principal Amount (000)	Value

TLGP General Electric Capital Corp. 2.20%, 6/8/12		$15,000	$15,076,845
2.63%, 12/28/12		8,300	8,287,874
3.00%, 12/9/11		1,800	1,856,968
TLGP GMAC LLC 2.20%, 12/19/12		6,900	6,872,186
TLGP HSBC USA, Inc. 3.13%, 12/16/11		1,900	1,966,935
TLGP John Deere Capital Corp. 2.88%, 6/19/12		1,350	1,383,330
TLGP JPMorgan Chase & Co. 1.65%, 2/23/11		15,000	15,127,845
TLGP PNC Funding Corp. 1.88%, 6/22/11		1,200	1,208,629

Total U.S. Government Guaranteed Notes (Cost $107,552,519)			108,016,891

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 52.0%
Federal Farm Credit Bank (3)
3.90%, 6/20/11		1,500	1,575,675
Federal Home Loan Bank (3)
3.00%, 12/10/10		1,900	1,958,193
3.13%, 6/10/11		1,155	1,190,015
3.25%, 3/11/11		1,000	1,036,676
3.75%, 1/8/10		1,600	1,627,875
3.88%, 12/10/10		3,500	3,648,407
4.25%, 6/10/11		1,500	1,585,632
4.50%, 10/9/09		4,000	4,046,328
Federal Home Loan Mortgage Corp. (3)
0.57%, 5/15/37 (1)		3,312	3,246,944
1.75%, 6/15/12		6,300	6,277,093
2.00%, 2/25/11		50,400	50,746,802
2.00%, 3/16/11		34,400	34,611,663
2.05%, 3/9/11		22,500	22,683,555
2.13%, 3/23/12		31,000	31,280,302
4.50%, 12/1/18		1,242	1,288,727
4.50%, 5/1/23		21	21,812
5.00%, 10/15/21		7,210	7,534,790
5.00%, TBA		1,000	1,016,875
5.50%, 9/25/13		5,000	5,058,565
5.94%, 8/1/37 (1)		12,993	13,679,412
6.50%, 10/1/37		751	807,030
6.50%, 12/1/38		390	414,905

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)		Value

Federal National Mortgage Association (3)
2.00%, 3/2/11		$22,000		$22,159,896
4.50%, 10/1/18		206		213,867
4.50%, 11/1/18		47		48,994
4.50%, 12/1/18		77		80,174
4.50%, 5/1/19		300		310,005
4.50%, 6/1/19		148		152,868
4.50%, 8/1/19		103		107,030
4.50%, 4/1/23		703		718,135
4.60%, 4/1/37 (1)		2,702		2,799,687
4.68%, 6/15/11		1,900		2,022,223
4.98%, 4/1/35 (1)		4,383		4,541,380
5.00%, 12/1/18		18,801		19,687,253
5.00%, 12/1/19		14,096		14,760,272
5.00%, 8/1/20		824		859,890
5.00%, 11/25/21		10,051		10,488,617
5.00%, 7/1/34		865		884,698
5.50%, 7/1/37		477		493,176
5.50%, TBA		17,000		17,733,125
6.00%, 3/1/32		0	*	84
6.00%, 5/1/33		10		10,595
6.00%, 12/1/33		4		3,746
6.00%, 2/1/35		16		16,464
6.00%, 4/1/35		6		6,179
6.00%, 7/1/35		32		33,629
6.00%, 11/1/35		87		91,305
6.00%, 1/1/36		94		98,810
6.00%, 2/1/36		8		8,894
6.00%, 3/1/36		7		7,397
6.00%, 5/1/36		3		2,849
6.00%, 6/1/36		6		6,326
6.00%, 10/1/36		31		32,338
6.00%, 8/1/38		468		490,362
6.00%, 10/1/38		36		38,020
6.00%, 11/1/38		332		347,611
U. S. Treasury Inflation Indexed Bond (3)
0.88%, 4/15/10		36,804		36,804,177

Country Code**	Principal Amount (000)	Value

U. S. Treasury Notes (3)
0.88%, 1/31/11	$24,800	$24,813,640
1.13%, 6/30/11	85,200	85,206,816

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $438,555,814)		441,417,808

SHORT TERM INVESTMENTS – 9.7%
MUNICIPAL BOND – 0.6%
State Of Illinois 4.00%, 5/20/10 (Cost $5,100,450)	5,000	5,118,000

REPURCHASE AGREEMENT – 0.0% +
State Street Bank and Trust Company, 0.01%, 7/1/09 (collateralized by $225,000 FNMA, 1.722%, 5/10/11, with a value of $226,125 total to be received $220,209) (Cost $220,209)	220	220,209

	Shares
MUTUAL FUNDS – 9.1%
State Street Institutional Liquid Reserves Fund (Cost $76,638,239)	76,638,239	76,638,239

Total Short Term Investments (Cost $81,958,898)		81,976,448

TOTAL INVESTMENTS – 108.2%
(Cost $912,484,465)		917,989,579
Liabilities in excess of other assets – (8.2)%		(69,673,132)

NET ASSETS –100.0%		$848,316,447

+	Amount is less than 0.05%
*	Amount is less than $500.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2009.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009 these securities amounted to $82,912,893, representing 9.8% of net assets.
(3)	Security or a portion of the security has been designated as collateral for futures and TBA securities.

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

FNMA	Federal National Mortgage Association
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of the TBA securities (excluding forward sales contracts, if any) amounts to $18,750,000 which represents approximately 2.2% of net assets as of June 30, 2009.
TLGP	Temporary Liquidity Guarantee Program.

AU	Australia
BE	Belgium
CA	Canada
DE	Germany
FR	France
GB	Great Britain
JP	Japan
NL	Netherlands

(4)	At June 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
90 Day Eurodollar September Futures	9/13/10	28	6,859,899	6,865,600	5,701
90 Day Eurodollar March Futures	3/15/10	80	19,733,200	19,765,000	31,800
90 Day Eurodollar December Futures	12/14/09	438	108,210,834	108,509,025	298,191
90 Day Eurodollar September Futures	9/14/09	117	28,843,967	29,054,025	210,058
2 Year U.S. Treasury Notes September Futures	9/30/09	548	153,300,348	153,082,875	(217,473)

Net unrealized appreciation					328,277

(5)	At June 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
5 Year U.S. Treasury Notes September Futures	9/30/09	546	62,682,622	62,636,437	46,185
10 Year U.S. Treasury Notes September Futures	9/21/09	23	2,677,430	2,674,109	3,321
30 Year U.S. Treasury Bond September Futures	9/21/09	31	3,564,209	3,669,141	(104,932)

Net unrealized depreciation					(55,426)

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(6)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Security	$—	$16,009,483	$—	$16,009,483
Corporate Debt Obligations (a)	—	266,561,717	—	266,561,717
Foreign Government Obligation	—	4,007,232	—	4,007,232
U.S. Government Guaranteed Notes	—	108,016,891	—	108,016,891
U.S. Treasury and U.S. Government Agency Obligations	146,824,633	294,593,175	—	441,417,808
Short Term Investments
Municipal Bond	—	5,118,000	—	5,118,000
Mutual Funds	76,638,239	—	—	76,638,239
Repurchase Agreement	—	220,209	—	220,209

Total Short Term Investments	76,638,239	5,338,209	—	81,976,448

Total Investments	223,462,872	694,526,707	—	917,989,579

Futures Contracts	595,256	—	—	595,256

Total	$224,058,128	$694,526,707	$—	$918,584,835

Liabilities
Futures Contracts	$(322,405)	$—	$—	$(322,405)

Total	$(322,405)	$—	$—	$(322,405)

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 90.6%
AEROSPACE & DEFENSE – 1.9%
Curtiss-Wright Corp.		8,000	$237,840
Esterline Technologies Corp.*		9,200	249,044

			486,884

CAPITAL MARKETS – 2.9%
Legg Mason, Inc.		8,575	209,059
Raymond James Financial, Inc.		14,250	245,242
Waddell & Reed Financial, Inc., Class A		11,025	290,729

			745,030

CHEMICALS – 1.9%
RPM International, Inc.		17,300	242,892
Scotts Miracle-Gro Co., Class A		7,000	245,350

			488,242

COMMERCIAL BANKS – 5.7%
Associated Banc-Corp.		20,050	250,625
Bank Hawaii Corp.		6,700	240,061
FirstMerit Corp.		14,740	250,285
Prosperity Bancshares, Inc.		8,275	246,843
TCF Financial Corp.		18,350	245,340
Zions Bancorporation		21,050	243,338

			1,476,492

COMMERCIAL SERVICES & SUPPLIES – 1.8%
Kelly Services, Inc., Class A		20,465	224,092
The Brink’s Co.		8,475	246,029

			470,121

COMMUNICATIONS EQUIPMENT – 1.9%
CommScope, Inc.*		9,250	242,905
Plantronics, Inc.		13,250	250,557

			493,462

CONSTRUCTION & ENGINEERING – 1.1%
EMCOR Group, Inc.*		13,700	275,644

DIVERSIFIED CONSUMER SERVICES – 0.9%
Regis Corp.		13,875	241,564

	Country Code**	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 0.9%
Financial Federal Corp.		11,675	$239,921

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.9%
Alaska Communications Systems, Inc.		33,025	241,743
Iowa Telecommunication Services, Inc.		19,050	238,316

			480,059

ELECTRIC UTILITIES – 2.9%
ALLETE, Inc.		8,575	246,531
IDACORP, Inc.		9,850	257,479
NV Energy, Inc.		22,100	238,459

			742,469

ELECTRICAL EQUIPMENT – 2.9%
Baldor Electric Co.		10,050	239,089
General Cable Corp.*		6,700	251,786
Regal-Beloit Corp.		6,150	244,278

			735,153

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.8%
Anixter International, Inc.*		6,475	243,395
Jabil Circuit, Inc.		32,950	244,489
Mettler-Toledo International, Inc.*		3,225	248,809
Park Electrochemical Corp.		10,909	234,871

			971,564

ENERGY EQUIPMENT & SERVICES – 2.8%
Bristow Group, Inc.*		8,175	242,225
Oil States International, Inc.*		10,250	248,153
Superior Energy Services, Inc.*		13,575	234,440

			724,818

FOOD & STAPLES RETAILING – 3.0%
Central European Distribution Corp.*		10,950	290,941
Nash Finch Co.		8,900	240,834
Ruddick Corp.		10,025	234,886

			766,661

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD PRODUCTS – 2.7%
Corn Products International, Inc.		8,850	$237,092
Del Monte Foods Co.		27,275	255,839
Ralcorp Holdings, Inc.*		3,400	207,128

			700,059

HEALTH CARE EQUIPMENT & SUPPLIES – 1.0%
Inverness Medical Innovations, Inc.*		7,100	252,618

HEALTH CARE PROVIDERS & SERVICES – 5.4%
Amedisys, Inc.*		7,350	242,697
AmSurg Corp.*		12,185	261,247
Healthspring, Inc.*		22,900	248,694
LifePoint Hospitals, Inc.*		9,925	260,531
MEDNAX, Inc.*		6,000	252,780
Owens & Minor, Inc.		2,950	129,269

			1,395,218

HOTELS, RESTAURANTS & LEISURE – 2.0%
Brinker International, Inc.		14,025	238,846
International Speedway Corp., Class A		10,700	274,027

			512,873

HOUSEHOLD DURABLES – 1.0%
Helen of Troy, Ltd.*	BM	14,675	246,393

INDUSTRIAL CONGLOMERATES – 1.0%
Teleflex, Inc.		5,675	254,410

INSURANCE – 6.9%
Allied World Assurance Holdings, Ltd.	BM	6,225	254,167
Argo Group International Holdings, Inc.*	BM	8,700	245,514
Aspen Insurance Holdings, Ltd.	BM	10,800	241,272
Endurance Specialty Holdings, Ltd.	BM	8,675	254,177
IPC Holdings, Ltd.	BM	515	14,080
Platinum Underwriters Holdings, Ltd.	BM	8,575	245,159
Safety Insurance Group, Inc.		7,400	226,144
The Hanover Insurance Group, Inc.		6,550	249,621

	Country Code**	Shares	Value

United Fire & Casualty Co.		3,300	$56,595

			1,786,729

IT SERVICES – 1.9%
CACI International, Inc., Class A*		5,750	245,583
DST Systems, Inc.*		6,700	247,565

			493,148

LIFE SCIENCES TOOLS & SERVICES – 0.9%
PerkinElmer, Inc.		13,850	240,990

MACHINERY – 3.7%
Barnes Group, Inc.		20,400	242,556
Gardner Denver, Inc.*		9,925	249,812
Joy Global, Inc.		5,875	209,855
Kennametal, Inc.		12,775	245,025

			947,248

MEDIA – 1.0%
Dreamworks Animation Skg, Inc., Class A*		9,305	256,725

METALS & MINING – 2.7%
IAMGOLD Corp.	CA	20,475	207,207
Pan American Silver Corp.*	CA	13,850	253,871
Reliance Steel & Aluminum Co.		6,375	244,736

			705,814

MULTI-UTILITIES – 2.8%
Integrys Energy Group, Inc.		8,125	243,669
TECO Energy, Inc.		20,750	247,547
Vectren Corp.		10,000	234,300

			725,516

OIL, GAS & CONSUMABLE FUELS – 5.6%
Arch Coal, Inc.		16,325	250,915
Atwood Oceanics, Inc.*		10,300	256,573
Contango Oil & Gas Co.*		4,606	195,709
Forest Oil Corp.*		16,025	239,093
St. Mary Land & Exploration Co.		11,775	245,744
Whiting Petroleum Corp.*		6,950	244,362

			1,432,396

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 2.8%
Alexandria Real Estate Equities, Inc.		6,550	$234,425
Anworth Mortgage Asset Corp.		34,375	247,844
Hospitality Properties Trust		20,450	243,150

			725,419

ROAD & RAIL – 1.9%
Genesee & Wyoming, Inc., Class A*		8,850	234,613
Ryder System, Inc.		8,863	247,455

			482,068

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.0%
Microsemi Corp.*		17,725	244,605

SOFTWARE – 1.9%
Jack Henry & Associates, Inc.		11,723	243,252
Sybase, Inc.*		7,875	246,803

			490,055

SPECIALTY RETAIL – 2.4%
Dick’s Sporting Goods, Inc.*		7,600	130,720
RadioShack Corp.		18,051	251,992
The Men’s Wearhouse, Inc.		12,500	239,750

			622,462

	Country Code**	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS – 1.9%
Hanesbrands, Inc.*		16,150	$242,411
Wolverine World Wide, Inc.		10,825	238,800

			481,211

THRIFT & MORTGAGE FINANCE – 1.0%
Washington Federal, Inc.		19,000	247,000

TOBACCO – 1.9%
Universal Corp.		7,225	239,220
Vector Group, Ltd.		17,000	242,930

			482,150

TRADING COMPANIES & DISTRIBUTORS – 0.9%
GATX Corp.		9,350	240,482

Total Common Stocks (Cost $21,599,023)			23,303,673

SHORT TERM INVESTMENTS – 14.6%
MUTUAL FUNDS – 14.6%
State Street Institutional U.S. Government Money Market Fund (Cost $3,756,014)		3,756,014	3,756,014

TOTAL INVESTMENTS – 105.2%
(Cost $25,355,037)			27,059,687
Liabilities in excess of other assets – (5.2)%			(1,347,700)

NET ASSETS – 100.0%			$25,711,987

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

BM	Bermuda
CA	Canada

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(1)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$23,303,673	$—	$—	$23,303,673
Short Term Investments
Mutual Funds	3,756,014	—	—	3,756,014

Total Investments	27,059,687	—	—	27,059,687

Total	$27,059,687	$—	$—	$27,059,687

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 2.3%
AES Red Oak LLC, Series A 8.54%, 11/30/19 (1)		$884	$791,011
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF1A 0.38%, 1/25/37 (1)(3)		39	18,818
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 5.72%, 1/25/37 (1)		300	110,392
Dynegy Holdings Pass Through Trust, Series A 7.27%, 11/8/10 (1)		107	106,636
Dynegy Holdings Pass Through Trust, Series B 7.67%, 11/8/16 (1)		450	394,875
Midwest Generation LLC, Series B 8.56%, 1/2/16 (1)		584	572,673
SACO I Trust, Series 2005-2, Class A 0.51%, 4/25/35 (1)(2)(3)		20	7,613
Tenaska Alabama Partners LP 7.00%, 6/30/21 (1)(2)		351	301,860

Total Asset Backed Securities (Cost $2,314,410)			2,303,878

CONVERTIBLE BONDS – 0.8%
Affiliated Managers Group, Inc. 3.95%, 8/15/38 (1)(2)		100	85,500
Chesapeake Energy Corp. 2.25%, 12/15/38 (1)		50	30,687
Host Hotels & Resorts, Inc. 2.63%, 4/15/27 (1)(2)		125	106,094
National City Corp. 4.00%, 2/1/11 (1)		200	196,500
Rayonier TRS Holdings, Inc. 3.75%, 10/15/12 (1)		200	191,000

	Country Code*	Principal Amount (000)	Value

US Bancorp 0.00%, 12/11/35 (1)(3)		$200	$189,500

Total Convertible Bonds (Cost $734,460)			799,281

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.3%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1 4.28%, 10/25/35 (1)(3)		72	38,759
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6 0.71%, 5/25/35 (1)(3)		55	34,960
Banc of America Funding Corp., Series 2006-A, Class 3A2 5.83%, 2/20/36 (1)(3)		438	203,079
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3 5.65%, 10/25/35 (1)(3)		58	24,526
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1 2.34%, 12/25/35 (1)(3)		82	37,164
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A5 0.55%, 5/20/46 (1)(3)		61	23,146
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A1 0.63%, 3/25/35 (1)(3)		89	40,509
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class A1A 0.63%, 3/25/35 (1)(3)		51	21,368
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A3 5.50%, 12/25/35 (1)		52	33,100

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR1, Class 2A1A 0.56%, 3/19/45 (1)(3)		$23	$10,061
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2, Class 1A5 6.00%, 5/25/36 (1)		61	45,913
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A 0.55%, 3/19/36 (1)(3)		472	199,015
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 1A2 6.00%, 7/25/37 (1)		300	112,440
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR13, Class 4A1 5.22%, 8/25/35 (1)(3)		44	27,962
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR15, Class A1 5.30%, 9/25/35 (1)(3)		60	37,352
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A97 6.00%, 8/25/37 (1)		86	63,766
Lehman XS Trust, Series 2005-7N, Class 3A1 0.59%, 12/25/35 (1)(3)		366	164,106
MortgageIT Trust, Series 2005-1, Class 1A1 0.63%, 2/25/35 (1)(3)		344	213,280
Residential Accredit Loans, Inc., Series 2006-Q010, Class A1 0.47%, 1/25/37 (1)(3)		740	297,553

	Country Code*	Principal Amount (000)	Value

Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1 6.32%, 2/25/36 (1)(3)		$333	$179,575
Residential Asset Securitization Trust, Series 2007-A5, Class 2A3 6.00%, 5/25/37 (1)		73	45,999
Structured Asset Mortgage Investments, Inc., Series 2005-AR6, Class 2A1 0.62%, 9/25/45 (1)(3)		34	15,594
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 1A2 5.80%, 10/25/36 (1)(3)		398	224,646
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 2A3 5.75%, 10/25/36 (1)(3)		114	66,965
Wamu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1 5.57%, 12/25/36 (1)(3)		198	127,435

Total Collateralized Mortgage Obligations (Cost $1,978,671)			2,288,273

COMMERCIAL MORTGAGE BACKED SECURITIES – 0.2%
Countrywide Alternative Loan Trust, Series 2006-43 CB, Class A 0.68%, 2/25/37 (1)(3)		64	16,345
Goldman Sachs Mortgage Securities Corp. II, Series 2006-GG8, Class A4 5.56%, 11/10/39 (1)		100	81,561
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.44%, 3/10/39 (1)		100	79,711

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 5.49%, 3/12/51 (1)(3)		$100	$67,072

Total Commercial Mortgage Backed Securities (Cost $261,957)			244,689

CORPORATE DEBT OBLIGATIONS – 83.0%
AIRLINES – 2.0%
American Airlines Pass Through Trust, Series 2009-1A 10.38%, 7/2/19		1,000	1,007,500
Continental Airlines, Inc. 9.00%, 7/8/16		1,025	1,025,000

			2,032,500

AUTOMOTIVE – 3.6%
Allison Transmission 11.00%, 11/1/15 (1)(2)		50	39,500
Arvinmeritor, Inc. 8.13%, 9/15/15 (1)		105	55,125
Cooper-Standard Automotive, Inc. 7.00%, 12/15/12 (1)(4)		15	2,925
Ford Motor Credit Co. LLC
5.70%, 1/15/10 (1)		1,065	1,027,886
7.00%, 10/1/13 (1)		165	132,665
7.38%, 10/28/09 (1)		860	852,628
7.88%, 6/15/10 (1)		100	94,986
8.00%, 6/1/14 (1)		75	60,684
8.00%, 12/15/16 (1)		550	420,491
The Goodyear Tire & Rubber Co.
8.63%, 12/1/11 (1)		50	49,250
9.00%, 7/1/15 (1)		265	262,350
10.50%, 5/15/16 (1)		100	101,000
TRW Automotive, Inc.
7.00%, 3/15/14 (1)(2)		25	18,000
7.25%, 3/15/17 (1)(2)		50	34,500
United Rentals North America, Inc. 6.50%, 2/15/12 (1)		465	451,050

			3,603,040

	Country Code*	Principal Amount (000)	Value

BANKS – 14.2%
American Express Bank FSB 0.44%, 5/29/12 (1)(3)		$25	$22,202
Bank of America Corp. Capital Trust VII 5.25%, 8/10/35 (1)		50	42,775
Barclays Bank PLC
7.70%, 12/31/49 (1)(2)(3)	GB	50	41,545
14.00%, 11/29/49 (1)(3)	GB	1,200	2,245,697
Capital One Financial Corp. 8.80%, 7/15/19 (1)		500	510,812
Citigroup Capital XVIII 6.83%, 6/28/67 (1)		100	82,260
Citigroup Capital XXI 8.30%, 12/21/57 (1)(3)		400	311,930
Citigroup, Inc.
0.90%, 6/9/16 (1)(3)		200	142,166
5.00%, 9/15/14 (1)		100	83,832
5.50%, 2/15/17 (1)		425	346,298
6.00%, 8/15/17 (1)		100	87,176
Citigroup, Inc. GDR 8.40%, Perpetual (1)		50	37,504
GMAC LLC 6.63%, 5/15/12 (1)		1,275	1,038,068
6.88%, 8/28/12 (1)		400	325,992
8.00%, 11/1/31 (1)		770	527,408
HBOS PLC 6.75%, 5/21/18 (2)	GB	2,100	1,714,125
JP Morgan Chase & Co., Series I, GDR 7.90%, Perpetual (1)(3)		100	87,510
JPMorgan Chase Capital XVIII, Series R 6.95%, 8/17/36 (1)		200	168,558
JPMorgan Chase Capital XX, Series T 6.55%, 9/29/36 (1)		200	158,965
Merrill Lynch & Co., Inc. 6.11%, 1/29/37 (1)		200	154,471
6.88%, 4/25/18 (1)		400	370,222
NB Capital Trust IV 8.25%, 4/15/27 (1)		100	83,969
Rabobank Nederland Boerenleenbank BA 11.00%, 6/30/19 (1)(2)(3)	NL	3,600	4,005,000

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

RBS Capital Trust 6.47%, 12/29/49 (1)(3)		$50	$30,863
Societe Generale 5.92%, 4/29/49 (1)(2)(3)	FR	150	93,000
Sumitomo Mitsui Banking Corp. 5.63%, 7/29/49 (1)(2)(3)	JP	150	138,049
Wachovia Capital Trust III 5.80%, 3/29/49 (1)(3)		1,000	600,000
Wells Fargo & Co. GDR 7.98%, Perpetual (1)(3)		300	249,000
Wells Fargo Capital XIII 7.70%, 12/29/49 (1)(3)		525	435,750

			14,135,147

BROKERAGE – 0.0% +
Lehman Brothers Holdings, Inc.
6.63%, 1/18/12 (4)		25	3,688
6.88%, 5/2/18 (4)		25	4,000

			7,688

CHEMICALS – 0.6%
Nalco Co.
7.75%, 11/15/11 (1)		457	609,723
8.88%, 11/15/13 (1)		25	25,500

			635,223

COMMERCIAL SERVICES & SUPPLIES – 0.2%
Lender Processing Services, Inc. 8.13%, 7/1/16 (1)		155	151,900

COMPUTER & PERIPHERALS – 0.7%
Aramark Corp. 4.53%, 2/1/15 (1)(3)		525	426,563
8.50%, 2/1/15 (1)		75	72,750
Sungard Data Systems, Inc.
9.13%, 8/15/13 (1)		200	189,000
10.63%, 5/15/15 (1)(2)		50	49,000

			737,313

CONSUMER SERVICES – 0.4%
Speedway Motorsports, Inc. 8.75%, 6/1/16 (1)(2)		50	50,625

	Country Code*	Principal Amount (000)	Value

WMG Acquisition Corp. 9.50%, 6/15/16 (1)(2)		$300	$298,500

			349,125

CONTAINERS & GLASS – 1.0%
Berry Plastics Corp. 5.88%, 2/15/15 (1)(3)		445	392,712
Crown Americas LLC
7.63%, 11/15/13 (1)		225	219,375
7.63%, 5/15/17 (1)(2)		150	144,750
7.75%, 11/15/15 (1)		25	24,438
OI European Group B.V. 6.88%, 3/31/17 (1)	NL	50	61,024
Owens-Brockway Glass Container, Inc. 6.75%, 12/1/14 (1)		100	126,256
7.38%, 5/15/16 (1)(2)		25	24,250

			992,805

ELECTRIC UTILITIES – 0.6%
CMS Energy Corp. 8.75%, 6/15/19 (1)		150	151,759
PSEG Energy Holdings, Inc. 8.50%, 6/15/11 (1)		450	454,327

			606,086

ELECTRONICS – 0.2%
Celestica, Inc.
7.63%, 7/1/13 (1)	CA	25	24,375
7.88%, 7/1/11 (1)	CA	180	180,000

			204,375

FINANCIALS – 6.5%
American Express Co. 7.00%, 3/19/18 (1)		725	704,003
American Express Credit Corp. 1.71%, 5/27/10 (1)(3)		175	172,828
CIT Group Funding Co. of Canada
4.65%, 7/1/10 (1)	CA	200	169,979
5.60%, 11/2/11 (1)	CA	60	44,035
CIT Group, Inc.
0.97%, 8/17/09 (1)(3)		525	510,236
1.35%, 7/28/11 (1)(3)		175	119,041
4.13%, 11/3/09 (1)		125	118,490
4.25%, 2/1/10 (1)		50	44,889
4.25%, 9/22/11 (1)		250	241,991

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

4.75%, 12/15/10 (1)		$150	$117,751
5.20%, 11/3/10 (1)		100	78,995
5.60%, 4/27/11 (1)		225	168,715
5.80%, 7/28/11 (1)		400	299,901
General Electric Capital Corp., Series A 6.88%, 1/10/39 (1)		50	45,006
International Lease Finance Corp.
0.88%, 5/24/10 (1)(3)		50	45,602
4.88%, 9/1/10 (1)		600	537,827
5.00%, 4/15/10 (1)		75	68,691
5.63%, 9/15/10 (1)		300	269,518
5.63%, 9/20/13 (1)		1,075	812,117
5.88%, 5/1/13 (1)		50	37,872
6.63%, 11/15/13 (1)		100	76,971
SLM Corp., Series A
0.75%, 10/1/10 (1)(3)		350	313,120
1.25%, 7/26/10 (1)(3)		825	748,814
1.32%, 10/25/11 (3)		175	141,791
4.50%, 7/26/10 (1)		100	94,500
5.00%, 10/1/13 (1)		100	80,886
5.38%, 1/15/13 (1)		75	62,655
5.40%, 10/25/11 (1)		25	22,485
8.45%, 6/15/18 (1)		360	307,975
The Goldman Sachs Group, Inc. 6.75%, 10/1/37 (1)		40	35,560

			6,492,244

FOOD, BEVERAGES & RESTAURANTS – 0.6%
American Stores Co.
7.90%, 5/1/17 (1)		100	94,500
8.00%, 6/1/26 (1)		50	43,625
Supervalu, Inc. 7.50%, 11/15/14 (1)		520	499,200

			637,325

GAMING – 0.3%
MGM MIRAGE, Inc.
10.38%, 5/15/14 (1)(2)		100	103,750
11.13%, 11/15/17 (1)(2)		175	185,500

			289,250

GAS & PIPELINE UTILITIES – 1.1%
Dynegy Holdings, Inc. 6.88%, 4/1/11 (1)		20	19,250

	Country Code*	Principal Amount (000)	Value

Enterprise Products Operating LP 8.38%, 8/1/66 (1)(3)		$1,050	$845,250
Southern Natural Gas Co. 5.90%, 4/1/17 (1)(2)		25	24,213
TransCanada PipeLines, Ltd. 6.35%, 5/15/67 (1)(3)	CA	325	225,875

			1,114,588

HEALTH CARE – 4.8%
Apria Healthcare Group, Inc. 11.25%, 11/1/14 (1)(2)		150	144,750
Community Health Systems, Inc. 8.88%, 7/15/15 (1)		230	225,400
Davita, Inc. 6.63%, 3/15/13 (1)		175	164,937
HCA, Inc.
8.50%, 4/15/19 (1)(2)		150	147,000
9.13%, 11/15/14 (1)		175	173,250
9.25%, 11/15/16 (1)		2,125	2,093,125
9.63%, 11/15/16 (1)		1,140	1,128,600
9.88%, 2/15/17 (1)(2)		125	126,250
United Surgical Partners International, Inc. 8.88%, 5/1/17 (1)		575	523,250

			4,726,562

HEALTH CARE - FACILITIES – 1.7%
Biomet, Inc.
10.00%, 10/15/17 (1)		100	101,750
10.38%, 10/15/17 (1)		1,275	1,233,562
11.63%, 10/15/17 (1)		220	215,600
Boston Scientific Corp. 4.25%, 1/12/11 (1)		75	72,562
Fresenius Medical Care Capital Trust IV 7.88%, 6/15/11 (1)		25	25,438

			1,648,912

INSURANCE – 1.5%
AIG Life Holdings U.S., Inc. 7.50%, 8/11/10 (1)		100	95,241
AIG SunAmerica 1.24%, 7/26/10 (1)(3)	KY	50	47,875

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

American International Group, Inc.
0.71%, 3/20/12 (1)(3)		$40	$20,829
4.95%, 3/20/12 (1)		250	170,004
5.85%, 1/16/18 (1)		150	79,357
5.95%, 10/4/10 (1)		150	158,978
8.18%, 5/15/58 (1)(2)(3)		25	7,132
8.25%, 8/15/18 (1)(2)		200	117,701
Pacific Life Insurance Co. 9.25%, 6/15/39 (1)(3)		850	824,944

			1,522,061

LEISURE & ENTERTAINMENT – 0.8%
Harrah’s Operating Co., Inc. 10.00%, 12/15/18 (1)(2)		70	40,250
Royal Caribbean Cruises, Ltd.
7.00%, 6/15/13 (1)	LR	265	231,544
7.25%, 3/15/18 (1)	LR	50	39,500
8.00%, 5/15/10 (1)	LR	25	25,000
8.75%, 2/2/11 (1)	LR	50	47,750
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/18 (1)		200	171,500
Wynn Las Vegas Capital Corp. 6.63%, 12/1/14 (1)		270	237,100

			792,644

MANUFACTURING DIVERSIFIED – 0.0% +
Actuant Corp. 6.88%, 6/15/17 (1)		15	13,650

METALS – 4.0%
Freeport-McMoRan Copper & Gold, Inc. 8.38%, 4/1/17 (1)		650	654,875
Teck Resources, Ltd.
9.75%, 5/15/14 (1)(2)	CA	325	336,375
10.25%, 5/15/16 (1)(2)	CA	225	235,687
10.75%, 5/15/19 (1)(2)	CA	2,600	2,795,000

			4,021,937

MULTIMEDIA – 5.8%
Charter Communications Operating Capital LLC 10.38%, 4/30/14 (1)(2)(4)		90	86,175

	Country Code*	Principal Amount (000)	Value

CSC Holdings, Inc.
6.75%, 4/15/12 (1)		$275	$265,375
7.63%, 7/15/18 (1)		210	194,513
7.88%, 2/15/18 (1)		865	809,856
8.50%, 6/15/15 (1)(2)		475	466,687
CSC Holdings, Inc., Series B 7.63%, 4/1/11 (1)		50	49,500
Dex Media West LLC, Series B 9.88%, 8/15/13 (1)(4)		200	30,500
DirecTV Holdings LLC 8.38%, 3/15/13 (1)		815	817,037
DISH DBS Corp. 6.63%, 10/1/14 (1)		25	23,063
Echostar DBS Corp.
6.38%, 10/1/11 (1)		330	320,100
7.00%, 10/1/13 (1)		200	190,000
7.13%, 2/1/16 (1)		935	871,887
7.75%, 5/31/15 (1)		75	71,438
Quebecor Media, Inc. 7.75%, 3/15/16 (1)	CA	55	49,844
RH Donnelley Corp. 11.75%, 5/15/15 (1)(2)(4)		250	115,000
Shaw Communications, Inc. 8.25%, 4/11/10 (1)	CA	50	51,375
UnityMedia GmbH 10.38%, 2/15/15(2)	DE	100	101,500
UnityMedia Hessen GmbH & Co. KG 4.26%, 4/15/13 (1)	DE	100	127,894
UPC Holding BV
8.63%, 1/15/14 (1)	NL	275	351,063
9.75%, 4/15/18 (1)(2)	NL	100	125,730
Videotron Ltee
9.13%, 4/15/18 (1)(2)	CA	550	558,937
9.13%, 4/15/18 (1)	CA	50	50,813

			5,728,287

OIL & GAS EQUIPMENT & SERVICES – 1.4%
Amerigas Partners LP
7.13%, 5/20/16 (1)		460	420,900
7.25%, 5/20/15 (1)		50	46,875
Cie Generale De Geophysique-Veritas
7.50%, 5/15/15 (1)	FR	710	651,425
7.75%, 5/15/17 (1)	FR	175	159,250

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Suburban Propane Partners LP 6.88%, 12/15/13 (1)		$150	$138,000

			1,416,450

OIL - EXPLORATION & PRODUCTION – 0.8%
Encore Acquisition Co. 6.00%, 7/15/15		700	577,500
Penn Virginia Corp. 10.38%, 6/15/16 (1)		250	254,375

			831,875

PAPER PRODUCTS – 0.6%
Cascades, Inc. 7.25%, 2/15/13 (1)	CA	20	17,450
Georgia-Pacific LLC
7.13%, 1/15/17 (1)(2)		150	139,500
7.25%, 6/1/28 (1)		10	7,475
7.70%, 6/15/15 (1)		65	60,775
8.00%, 1/15/24 (1)		115	97,750
8.25%, 5/1/16 (1)(2)		50	48,500
8.88%, 5/15/31 (1)		200	173,000
Verso Paper Holdings LLC, Series B 9.13%, 8/1/14 (1)		30	13,950
Weyerhaeuser Co. 1.61%, 9/24/09 (1)(3)		25	24,682

			583,082

PIPELINES – 3.4%
Colorado Interstate Gas Co. 5.95%, 3/15/15 (1)		20	19,648
Dynegy Holdings, Inc. 7.50%, 6/1/15 (1)		20	16,675
El Paso Corp.
7.80%, 8/1/31 (1)		200	163,142
8.05%, 10/15/30 (1)		1,010	840,332
8.25%, 2/15/16 (1)		300	291,750
El Paso Natural Gas Co. 8.38%, 6/15/32 (1)		350	380,706
Kinder Morgan Finance Co. 5.70%, 1/5/16 (1)	CA	320	274,400
Knight, Inc.
5.15%, 3/1/15 (1)		850	737,375
6.50%, 9/1/12 (1)		75	73,313
NGPL Pipeco LLC 7.12%, 12/15/17 (1)(2)		125	131,025

	Country Code*	Principal Amount (000)	Value

SemGroup LP 8.75%, 11/15/15 (2)(4)		$30	$1,200
Tennessee Gas Pipeline Co. 8.00%, 2/1/16 (1)		100	104,750
Williams Cos., Inc.
7.63%, 7/15/19 (1)		30	29,625
7.88%, 9/1/21 (1)		150	147,750
8.75%, 1/15/20 (1)(2)		75	78,187
Williams Partners LP 7.25%, 2/1/17 (1)		100	91,250

			3,381,128

REAL ESTATE INVESTMENT TRUSTS – 1.1%
HCP, Inc.
5.65%, 12/15/13 (1)		200	182,090
5.95%, 9/15/11 (1)		200	195,745
6.00%, 1/30/17 (1)		75	63,579
7.07%, 6/8/15 (1)		25	22,821
Host Hotels & Resorts LP 7.00%, 8/15/12 (1)		50	48,250
Host Hotels & Resorts, Inc. 6.75%, 6/1/16 (1)		100	86,750
Ventas Realty LP
6.50%, 6/1/16 (1)		375	335,813
6.75%, 4/1/17 (1)		60	53,850
7.13%, 6/1/15 (1)		73	70,445

			1,059,343

REFINING – 4.0%
Berry Petroleum Co. 10.25%, 6/1/14 (1)		325	328,250
Chesapeake Energy Corp.
6.88%, 1/15/16 (1)		150	132,375
7.00%, 8/15/14 (1)		75	69,375
7.25%, 12/15/18 (1)		150	130,500
7.63%, 7/15/13 (1)		25	23,750
9.50%, 2/15/15 (1)		1,175	1,183,812
Kerr-McGee Corp. 6.95%, 7/1/24 (1)		75	69,591
Newfield Exploration Co. 7.13%, 5/15/18 (1)		330	299,887
Opti Canada, Inc.
7.88%, 12/15/14 (1)	CA	125	80,938
8.25%, 12/15/14 (1)	CA	790	521,400
Range Resources Corp.
7.25%, 5/1/18 (1)		25	23,375
7.50%, 10/1/17 (1)		125	118,750

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Sandridge Energy, Inc. 8.63%, 4/1/15 (1)		$1,050	$942,375

			3,924,378

RESTAURANTS – 0.2%
NPC International, Inc. 9.50%, 5/1/14 (1)		165	150,150

RETAIL – 1.3%
Ferrellgas Partners LP
6.75%, 5/1/14 (1)		75	64,875
6.75%, 5/1/14 (1)(2)		25	21,625
J.C. Penney Co., Inc.
5.75%, 2/15/18 (1)		100	87,767
7.13%, 11/15/23 (1)		50	44,126
7.95%, 4/1/17 (1)		225	220,543
New Albertsons, Inc.
7.75%, 6/15/26 (1)		190	161,975
8.00%, 5/1/31 (1)		250	214,375
8.70%, 5/1/30		525	458,062
SUPERVALU, Inc. 8.00%, 5/1/16 (1)		50	48,500

			1,321,848

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.4%
Freescale Semiconductor, Inc. 8.88%, 12/15/14 (1)		185	93,425
Sensata Technologies BV 8.00%, 5/1/14 (1)	NL	700	343,875

			437,300

SOFTWARE – 0.3%
First Data Corp. 9.88%, 9/24/15 (1)		380	269,800

SPECIAL PURPOSE ENTITY – 2.3%
El Paso Performance-Linked Trust 7.75%, 7/15/11 (1)(2)		250	245,347
Fresenius US Finance II, Inc. 9.00%, 7/15/15 (1)(2)		940	979,950
NSG Holdings LLC 7.75%, 12/15/25 (2)		490	392,000
Santander Perpetual SA Unipersonal 6.67%, 10/29/49 (1)(2)(3)	ES	100	74,000

	Country Code*	Principal Amount (000)	Value

Sumitomo Mitsui Financial Group Preferred Capital, Ltd. 6.08%, 1/29/49 (1)(2)(3)	KY	$200	$159,854
Universal City Development Partners 11.75%, 4/1/10 (1)		245	233,362
Universal City Florida Holding Co.
5.78%, 5/1/10 (1)(3)		10	8,175
8.38%, 5/1/10 (1)		250	203,750

			2,296,438

TELECOMMUNICATIONS – 9.8%
Cincinnati Bell, Inc. 7.00%, 2/15/15 (1)		20	17,900
Citizens Communications Co.
6.63%, 3/15/15 (1)		25	22,000
9.00%, 8/15/31 (1)		90	74,250
Cricket Communications, Inc.
9.38%, 11/1/14 (1)		200	197,000
10.00%, 7/15/15 (1)(2)		25	24,813
Crown Castle International Corp. 7.75%, 5/1/17 (1)(2)		175	170,625
Embarq Corp. 7.08%, 6/1/16 (1)		75	73,244
Frontier Communications Corp.
7.13%, 3/15/19 (1)		550	468,875
7.45%, 7/1/35 (1)		100	71,000
8.25%, 5/1/14 (1)		125	118,125
9.25%, 5/15/11 (1)		50	52,125
Intelsat Corp.
9.25%, 8/15/14 (1)(2)		225	217,688
9.25%, 6/15/16 (1)(2)		150	143,625
Intelsat Jackson Holdings, Ltd. 9.50%, 6/15/16 (1)(2)	BM	25	25,125
Metropcs Wireless, Inc.
9.25%, 11/1/14 (1)		40	39,750
9.25%, 11/1/14 (1)(2)		330	326,700
Motorola, Inc.
6.00%, 11/15/17 (1)		125	101,875
8.00%, 11/1/11 (1)		100	100,670

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Nordic Telephone Co. Holdings 8.88%, 5/1/16 (2)	DK	$625	$603,125
Nortel Networks, Ltd.
6.96%, 7/15/11 (1)(4)	CA	50	16,875
10.13%, 7/15/13 (1)(4)	CA	145	49,300
Qwest Capital Funding, Inc.
7.25%, 2/15/11 (1)		115	111,550
7.90%, 8/15/10 (1)		25	25,000
8.88%, 3/15/12 (1)		150	151,125
Qwest Communications International, Inc.
7.25%, 2/15/11 (1)		100	97,000
7.50%, 2/15/14 (1)		1,525	1,391,562
Qwest Corp.
7.50%, 6/15/23 (1)		250	198,750
7.88%, 9/1/11 (1)		150	150,000
8.38%, 5/1/16 (1)(2)		250	241,250
Sprint Capital Corp.
1.00%, 6/28/10 (1)(3)		25	23,571
6.90%, 5/1/19 (1)		1,915	1,584,662
7.63%, 1/30/11 (1)		75	74,156
8.38%, 3/15/12 (1)		75	73,875
8.75%, 3/15/32 (1)		400	322,000
Sprint Nextel Corp. 6.00%, 12/1/16 (1)		145	118,538
Telesat Canada LLC 11.00%, 11/1/15 (2)	CA	575	589,375
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14 (1)		170	168,725
Virgin Media Finance PLC 9.50%, 8/15/16 (1)	GB	175	172,375
West Corp. 9.50%, 10/15/14 (1)		110	96,250
Wind Acquisition Finance SA
9.75%, 12/1/15 (1)	LU	50	68,038
10.75%, 12/1/15 (2)	LU	300	300,000
Windstream Corp. 8.63%, 8/1/16 (1)		895	856,963

			9,729,455

TOBACCO – 0.8%
Altria Group, Inc. 9.25%, 8/6/19 (1)		50	56,146
Reynolds American, Inc.
7.25%, 6/1/12 (1)		500	501,565

	Country Code*	Principal Amount (000)	Value

7.63%, 6/1/16 (1)		$200	$200,599
7.75%, 6/1/18 (1)		20	19,254

			777,564

TRANSPORTATION – 0.1%
Kansas City Southern 8.00%, 6/1/15 (1)		75	69,750

UTILITIES – 5.9%
Dominion Resources, Inc.
6.30%, 9/30/66 (1)(3)		250	170,000
7.50%, 6/30/66 (1)(3)		50	37,500
Energy Future Holdings Corp. 11.25%, 11/1/17 (1)		80	48,495
FPL Group Capital, Inc., Series B 6.35%, 10/1/66 (1)(3)		50	39,000
Intergen 9.00%, 6/30/17 (2)	NL	750	710,625
Ipalco Enterprises, Inc. 7.25%, 4/1/16 (1)(2)		40	38,200
NRG Energy, Inc.
7.38%, 2/1/16 (1)		275	260,219
7.38%, 1/15/17 (1)		315	296,887
Quicksilver Resources, Inc. 11.75%, 1/1/16 (1)		300	310,500
Reliant Energy Mid-Atlantic Power Holdings LLC, Series C 9.68%, 7/2/26 (1)		100	94,500
RRI Energy, Inc.
6.75%, 12/15/14 (1)		421	405,739
7.63%, 6/15/14 (1)		500	457,500
7.88%, 6/15/17 (1)		1,250	1,118,750
Sierra Pacific Resources 7.80%, 6/15/12 (1)		25	24,834
Sithe Independence Funding Corp., Series A 9.00%, 12/30/13 (1)		84	82,350
Texas Competitive Electric Holdings Co. LLC 10.50%, 11/1/16 (1)		26	12,147
Texas Competitive Electric Holdings Co. LLC, Series A 10.25%, 11/1/15 (1)		180	112,050
The AES Corp.
7.75%, 10/15/15 (1)		175	162,750
8.00%, 10/15/17 (1)		245	227,850

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

8.00%, 6/1/20 (1)		$1,095	$982,762
8.75%, 5/15/13 (1)(2)		25	25,375
8.88%, 2/15/11 (1)		45	45,675
9.75%, 4/15/16 (1)(2)		175	177,187

			5,840,895

Total Corporate Debt Obligations (Cost $79,237,621)			82,532,118

FOREIGN GOVERNMENT OBLIGATIONS – 2.7%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 1/1/12 (1)	BR	2,300	1,143,511
10.00%, 1/1/17 (1)	BR	3,400	1,510,519

Total Foreign Government Obligations (Cost $2,648,495)			2,654,030

LOAN ASSIGNMENTS – 3.2%
SENIOR LOANS – 3.2%
Energy Future Competitive Holdings Co. 3.82%, 10/10/14 (1)		1,975	1,406,962
First Data Corp.
3.07%, 9/24/14 (1)		470	353,033
3.07%, 9/24/14 (1)		27	20,466
Mars, Inc. 6.50%, 9/30/14 (1)		293	293,524
Newsday LLC 9.75%, 8/1/13 (1)		200	200,000
Sungard Data Systems, Inc. 6.00%, 2/28/16 (1)		963	890,420
Texas Competitive Electric Holdings Co. LLC 3.81%, 10/10/14 (1)		15	10,823

Total Loan Assignments (Cost $3,068,844)			3,175,228

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 2.5%
Federal Home Loan Mortgage Corp. 6.00%, 9/1/38 (1)		1,969	2,057,177
U. S. Treasury Notes
0.88%, 4/30/11 (1)		459	457,655
1.13%, 6/30/11 (1)		3	3,000

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $2,516,357)			2,517,832

Country Code*	Shares	Value

CONVERTIBLE PREFERRED STOCKS – 0.5%
BANKS – 0.5%
Wells Fargo & Co., Series L 7.50%, 12/31/49 (1)	625	$490,606

INSURANCE – 0.0% +
American International Group, Inc. 8.50%, 8/1/11	100	952

Total Convertible Preferred Stocks (Cost $392,235)		491,558

	Principal Amount (000)
SHORT TERM INVESTMENTS – 1.6%
U.S. GOVERNMENT AGENCY OBLIGATIONS – 0.6%
Federal Home Loan Mortgage Corp. Discount Note 0.34%, 11/23/09 (1)(5)	$66	65,939
Federal National Mortgage Association Discount Note 0.27%, 11/18/09 (1)(5) (Cost $665,296)	600	599,466

		665,405

	Shares
MUTUAL FUNDS – 1.0%
State Street Institutional U.S. Government Money Market Fund (Cost $964,385)	964,385	964,385

Total Short Term Investments (Cost $1,629,681)		1,629,790

TOTAL INVESTMENTS – 99.1%
(Cost $94,782,731)		98,636,677
Other assets less liabilities – 0.9%		859,623

NET ASSETS – 100.0%		$99,496,300

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Security or a portion of the security has been designated as collateral for futures, credit default swaps, and options.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009 these securities amounted to $18,734,449, representing 18.8% of net assets.
(3)	Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2009.
(4)	Security is in default and is non-income producing.
(5)	Zero-coupon note. Rate represents yield at June 30, 2009.
+	Amount is less than 0.05%.

GDR	Global Depositary Receipt

BM	Bermuda
BR	Brazil
CA	Canada
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
JP	Japan
KY	Cayman Islands
LR	Liberia
LU	Luxembourg
NL	Netherlands

(6)	At June 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3 Month Pound Sterling December Futures	12/15/10	156	31,160,993	31,074,035	(86,958)
3 Month Pound Sterling March Futures	3/16/11	2	398,262	396,740	(1,522)
90 Day Eurodollar December Futures	12/13/10	73	17,865,038	17,829,338	(35,700)
90 Day Eurodollar December Futures	12/14/09	2	495,525	495,475	(50)
90 Day Eurodollar June Futures	6/14/10	2	484,350	492,275	7,925
90 Day Eurodollar March Futures	3/14/11	66	16,137,825	16,063,575	(74,250)

Net unrealized depreciation					(190,555)

(7)	At June 30, 2009, the Fund had the following open forward sales contract:

Description	Interest Rate	Maturity Date	Settlement Date	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.	6.00%	TBA-30 Yr	7/13/09	1,500,000	1,565,157

(Proceeds receivable $1,565,625)					1,565,157

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(8)	At June 30, 2009, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
USD	10,000	CNY	64,425	7/15/2009	(567)
USD	10,000	CNY	64,475	7/15/2009	(560)
USD	20,000	CNY	129,180	7/15/2009	(1,086)
USD	2,000	CNY	12,896	7/15/2009	(112)
USD	20,000	CNY	130,584	7/15/2009	(881)
CNY	121,236	USD	17,800	7/15/2009	49
CNY	27,827	USD	4,073	7/15/2009	(1)
CNY	80,493	USD	11,787	7/15/2009	2
CNY	70,451	USD	10,309	7/15/2009	(6)
CNY	79,163	USD	11,582	7/15/2009	(9)
CNY	22,390	USD	3,277	7/15/2009	(2)
USD	10,309	CNY	70,389	9/8/2009	7
USD	11,592	CNY	79,163	9/8/2009	10
USD	3,279	CNY	22,390	9/8/2009	3
USD	17,800	CNY	120,043	3/29/2010	(96)
USD	4,113	CNY	27,827	3/29/2010	(9)
USD	11,888	CNY	80,493	3/29/2010	(17)
EUR	1,190,000	USD	1,660,478	7/27/2009	(8,921)
GBP	316,000	USD	488,923	7/2/2009	(30,960)
GBP	1,209,000	USD	1,953,611	7/2/2009	(35,435)
GBP	33,000	USD	52,730	7/2/2009	(1,561)
GBP	54,000	USD	86,663	7/2/2009	(2,178)
GBP	54,000	USD	87,906	7/2/2009	(935)
GBP	29,000	USD	47,356	7/2/2009	(355)
GBP	1,695,000	USD	2,789,194	8/6/2009	658
USD	10,000	SGD	14,464	7/30/2009	(16)
SGD	14,464	USD	10,087	7/30/2009	103

Net unrealized depreciation					(82,875)

CNY	–	Yuan Renminbi
EUR	–	Euro Dollar
GBP	–	Great British Pound
SGD	–	Singapore Dollar
USD	–	United States Dollar

(9)	At June 30, 2009, the open written put option contracts were as follows:

Put Options Description	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
90 Day Eurodollar September Futures	9/14/09	98.625	99	4,950

(Written Options Premium $17,078)				4,950

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(10)	Swap Contracts

At June 30, 2009, outstanding credit default swap contracts on corporate issues – Sell Protection (a) were as follows:

Counterparty	Reference Obligation	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA	SLM Corp.	5.00%	12/20/2010	8.72%	100	(4,837)	(8,250)	3,413
Bank of America NA	SLM Corp.	5.00%	12/20/2011	8.15%	500	(32,345)	(40,000)	7,655
Bank of America NA	General Electric Capital Corp.	5.00%	6/20/2014	4.10%	200	7,133	6,214	919
Bank of America NA	General Electric Capital Corp.	5.00%	6/20/2014	4.10%	500	17,831	14,225	3,606
Bank of America NA	General Electric Capital Corp.	5.00%	6/20/2014	4.10%	600	21,398	18,270	3,128
Barclays Bank PLC*	General Electric Capital Corp.	5.00%	6/20/2014	4.10%	200	7,133	6,929	204
Barclays Bank PLC*	RRI Energy, Inc.	5.00%	9/20/2014	9.46%	1,200	(166,378)	(189,000)	22,622
Barclays Capital, Inc.*	SLM Corp.	5.00%	12/20/2013	7.78%	50	(4,550)	(5,500)	950
Citibank NA	General Electric Capital Corp.	3.25%	3/20/2014	4.16%	100	(3,636)	—	(3,636)
Citibank NA	El Paso Corp.	5.00%	3/20/2014	6.83%	300	(19,270)	(22,200)	2,930
Deutsche Bank AG	SLM Corp.	5.00%	6/20/2010	9.24%	100	(3,760)	(5,750)	1,990
Deutsche Bank AG	GMAC LLC	5.00%	3/20/2012	9.60%	60	(6,199)	(9,300)	3,101
Deutsche Bank AG	SLM Corp.	5.00%	6/20/2012	7.95%	100	(7,075)	(13,000)	5,925
Deutsche Bank AG	General Electric Capital Corp.	5.00%	6/20/2014	4.10%	400	14,266	16,494	(2,228)
Goldman Sachs International	CIT Group, Inc.	5.00%	6/20/2014	16.08%	200	(58,165)	(28,250)	(29,915)
Goldman Sachs International	Chesapeake Energy Corp.	5.00%	6/20/2014	7.03%	500	(36,590)	(23,750)	(12,840)
Goldman Sachs International	El Paso Corp.	5.00%	6/20/2014	6.92%	500	(34,922)	(23,750)	(11,172)
Goldman Sachs International	Berkshire Hathaway, Inc.	1.00%	6/20/2014	2.35%	300	(18,045)	(16,911)	(1,134)
Goldman Sachs International	Berkshire Hathaway, Inc.	1.00%	6/20/2014	2.35%	100	(6,015)	(5,213)	(802)
Goldman Sachs International	El Paso Corp.	5.00%	6/20/2014	6.92%	100	(6,984)	(5,000)	(1,984)
Goldman Sachs International	Chesapeake Energy Corp.	5.00%	6/20/2014	7.03%	100	(7,318)	(5,000)	(2,318)
Goldman Sachs International	RRI Energy, Inc.	5.00%	6/20/2014	9.46%	100	(13,851)	(17,000)	3,149
Goldman Sachs International	Dynegy Holdings, Inc.	5.00%	9/20/2014	11.78%	100	(21,867)	(22,000)	133
Goldman Sachs International	RRI Energy, Inc.	5.00%	9/20/2014	9.46%	500	(69,324)	(80,000)	10,676

Total						(453,370)	(457,742)	4,372

*	At June 30, 2009, cash in the amount of $420,000 has been received as collateral.

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

At June 30, 2009, outstanding credit default swap contracts on credit indices – Sell Protection (a) were as follows:

Counterparty	Reference Obligation	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount (c) (000) ($)	Market Value (d) ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
UBS AG	CDX High Yield 10 5-Year Index	5.00%	6/20/2013	712	(80,210)	(63,190)	(17,020)

Total					(80,210)	(63,190)	(17,020)

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(d)	The quoted market prices and resulting values for credit default swap contracts on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(11)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$2,303,878	$—	$2,303,878
Convertible Bonds	—	799,281	—	799,281
Collateralized Mortgage Obligations	—	2,288,273	—	2,288,273
Commercial Mortgage Backed Securities	—	244,689	—	244,689
Corporate Debt Obligations (a)	—	82,532,118	—	82,532,118
Foreign Government Obligations	—	2,654,030	—	2,654,030
Loan Assignments	—	3,175,228	—	3,175,228
U.S. Treasury and U.S. Government Agency Obligations	460,655	2,057,177	—	2,517,832
Convertible Preferred Stocks (a)	491,558	—	—	491,558

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short Term Investments
U.S. Government Agency Obligations	$—	$665,405	$—	$665,405
Mutual Funds	964,385	—	—	964,385

Total Short Term Investments	964,385	665,405	—	1,629,790

Total Investments	1,916,598	96,720,079	—	98,636,677

Forward Foreign Currency Exchange Contracts	—	832	—	832

Forward Sales Contract	—	468	—	468

Futures Contracts	7,925	—	—	7,925

Swap Contracts	—	70,401	—	70,401

Total	$1,924,523	$96,791,780	$—	$98,716,303

Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(83,707)	$—	$(83,707)

Futures Contracts	(198,480)	—	—	(198,480)

Swap Contracts	—	(83,049)	—	(83,049)

Written Options	(4,950)	—	—	(4,950)

Total	$(203,430)	$(166,756)	$—	$(370,186)

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 1.7%
Bear Stearns Asset Backed Securities Trust, Series 2006-SD3 5.50%, 8/25/36 (2)		$2,509	$1,404,244
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.50%, 6/25/36 (2)(3)		298	201,251
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.22%, 1/15/11 (2)(3)		60	60,174
Ford Credit Auto Owner Trust, Series 2008-C, Class A3 1.74%, 6/15/12 (2)(3)		1,000	1,003,205

Total Asset Backed Securities (Cost $2,122,433)			2,668,874

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
Bear Stearns Alt-A Trust, Series 2005-4 5.36%, 5/25/35 (2)(3)		198	128,204
Bear Stearns Alt-A Trust, Series 2006-1 5.73%, 2/25/36 (2)(3)		207	91,564
Harborview Mortgage Loan Trust, Series 2005-4 5.23%, 7/19/35 (2)(3)		592	382,972
JP Morgan Mortgage Trust, Series 2007-A1 4.77%, 7/25/35 (2)(3)		845	221,488

Total Collateralized Mortgage Obligations (Cost $972,721)			824,228

	Country Code*	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATIONS – 29.2%
AUTOMOTIVE – 0.7%
Ford Motor Credit Co. LLC
7.38%, 2/1/11 (2)		$1,000	$905,275
7.88%, 6/15/10 (2)		200	189,973

			1,095,248

BANKS – 20.5%
American Express Bank, FSB 5.50%, 4/16/13 (2)		400	392,548
Bank of America Corp. 5.75%, 12/1/17 (2)		300	267,128
6.00%, 9/1/17 (2)		1,100	1,000,124
Barclays Bank PLC 6.05%, 12/4/17 (1)(2)	GB	500	433,584
Barnett Capital III 1.65%, 2/1/27 (2)(3)		200	106,106
Bear Stearns Co., Inc. 5.30%, 10/30/15 (2)		100	98,242
BNP Paribas
7.20%, 12/31/49 (1)(2)(3)	FR	100	73,000
7.78%, 12/31/49 (2)(3)	FR	100	106,617
Citigroup Capital XXI 8.30%, 12/21/57 (2)(3)		1,600	1,247,720
Citigroup, Inc.
5.50%, 4/11/13		700	656,071
6.13%, 11/21/17 (2)		200	175,352
Deutsche Bank AG 6.00%, 9/1/17 (2)	DE	300	306,034
Dexia Credit Local 1.26%, 9/23/11 (1)(2)(3)	FR	400	398,702
Fortis Bank Nederland Holding NV 3.00%, 4/17/12 (2)	NL	200	282,940
ING Bank NV 2.63%, 2/9/12 (1)(2)	NL	1,400	1,416,720
JP Morgan Chase & Co., Series C 0.73%, 12/21/11 (2)(3)		2,000	1,936,474
JP Morgan Chase & Co., Series I, GDR 7.90%, Perpetual (2)(3)		300	262,530

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

JP Morgan Chase Bank NA 0.96%, 6/13/16 (2)(3)		$300	$244,567
Lloyds TSB Bank PLC
2.30%, 4/1/11 (1)(2)	GB	1,800	1,814,645
2.80%, 4/2/12 (1)(2)	GB	4,300	4,346,850
Macquarie Bank Ltd. 4.10%, 12/17/13 (1)(2)	AU	300	307,449
Merrill Lynch & Co., Inc.
1.08%, 2/15/11 (2)(3)		1,500	1,367,902
1.57%, 5/30/14 (2)(3)		100	112,024
6.88%, 4/25/18 (2)		200	185,111
Morgan Stanley
1.45%, 1/9/14 (2)(3)		500	448,891
5.95%, 12/28/17 (2)		400	383,824
National Australia Bank Ltd.
2.55%, 1/13/12 (1)(2)	AU	1,000	1,007,012
Northern Rock PLC 5.63%, 6/22/17 (1)	GB	1,300	1,136,463
Royal Bank of Scotland Group PLC
1.32%, 4/8/11 (1)(2)(3)	GB	5,000	4,992,685
3.00%, 12/9/11 (1)(2)	GB	2,800	2,859,080
5.00%, 10/1/14 (2)	GB	100	79,941
6.99%, 10/29/49 (1)(2)(3)	GB	200	98,000
SLM Corp. 4.75%, 3/17/14 (2)		100	98,199
Societe Financement de l’Economie Francaise 3.38%, 5/5/14 (1)(2)	FR	2,100	2,105,237
Societe Generale 5.92%, 4/29/49 (1)(2)(3)	FR	400	248,000
State Street Capital Trust IV 1.63%, 6/15/37 (2)(3)		200	115,253
Swedbank AB 2.80%, 2/10/12 (1)(2)	SE	1,000	1,011,956

	Country Code*	Principal Amount (000)	Value

The Export-Import Bank of Korea 8.13%, 1/21/14 (2)	KR	$400	$437,852
Wachovia Bank NA 0.96%, 3/15/16 (2)(3)		400	315,780
Wachovia Corp. 5.30%, 10/15/11 (2)		100	104,210

			32,980,823

ELECTRIC UTILITIES – 0.3%
Electricite de France 6.50%, 1/26/19 (1)(2)	FR	400	438,091

FINANCIALS – 3.6%
American Express Co. 7.00%, 3/19/18 (2)		700	679,726
CIT Group, Inc. 4.75%, 12/15/10 (2)		100	78,501
General Electric Capital Corp., Series A
1.36%, 1/8/16 (2)(3)		100	81,233
6.15%, 8/7/37 (2)		100	82,371
6.88%, 1/10/39 (2)		800	720,090
LeasePlan Corp. NV
3.00%, 5/7/12 (1)(2)	NL	1,000	1,003,710
3.13%, 2/10/12 (2)	NL	200	283,883
SLM Corp., Series A 0.83%, 3/15/11 (3)		600	514,705
The Goldman Sachs Group, Inc.
1.06%, 3/22/16 (2)(3)		600	508,070
1.19%, 2/6/12 (2)(3)		200	190,980
6.15%, 4/1/18 (2)		1,100	1,070,935
6.25%, 9/1/17 (2)		700	692,599

			5,906,803

FOOD, BEVERAGES & RESTAURANTS – 0.3%
Tate & Lyle International Finance PLC 6.63%, 6/15/16 (1)(2)	GB	500	457,152

HEALTH CARE – 0.4%
Roche Holdings, Inc. 6.00%, 3/1/19 (1)(2)		600	639,769

INSURANCE – 0.9%
American General Finance Corp.
4.88%, 5/15/10 (2)		700	588,955
5.38%, 9/1/09 (2)		100	96,974

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

American International Group, Inc.
1.56%, 4/26/11 (2)		$100	$85,637
5.05%, 10/1/15 (2)		100	53,944
5.45%, 5/18/17 (2)		100	52,636
8.25%, 8/15/18 (2)		1,000	588,507

			1,466,653

OIL & GAS – 0.7%
Shell International Finance B.V. 6.38%, 12/15/38 (2)	NL	1,000	1,089,223

TELECOMMUNICATIONS – 1.4%
BellSouth Corp. 4.95%, 4/26/10 (1)(2)		1,200	1,225,931
Verizon Wireless Capital LLC 3.32%, 5/20/11 (1)(2)(3)		1,000	1,029,177

			2,255,108

TRANSPORTATION – 0.2%
Ryder System, Inc. 6.00%, 3/1/13 (2)		400	398,240

UTILITIES – 0.2%
MidAmerican Energy Holdings Co. 6.13%, 4/1/36 (2)		300	296,543

Total Corporate Debt Obligations (Cost $46,069,387)			47,023,653

MUNICIPAL BONDS – 1.3%
Metropolitan Transportation Authority 7.34%, 11/15/39 (2)		1,100	1,296,471
State Of Louisiana 3.00%, 5/1/43 (2)(3)		400	396,620
State Of Washington 5.00%, 2/1/34 (2)		400	401,496

Total Municipal Bonds (Cost $1,896,600)			2,094,587

U.S. GOVERNMENT GUARANTEED NOTES – 2.6%
TLGP Citibank NA 1.63%, 3/30/11 (2)		200	201,565
TLGP Citigroup, Inc. 2.13%, 4/30/12 (2)		1,000	1,004,390

	Country Code*	Principal Amount (000)	Value

TLGP General Electric Capital Corp.
1.80%, 3/11/11 (2)		$1,800	$1,816,229
3.00%, 12/9/11 (2)		500	515,825
TLGP JP Morgan Chase & Co. 2.20%, 6/15/12 (2)		300	301,518
TLGP Morgan Stanley 3.25%, 12/1/11 (2)		300	311,215

Total U.S. Government Guaranteed Notes (Cost $4,160,991)			4,150,742

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 76.3%
Federal Home Loan Bank 3.38%, 6/24/11 (2)		200	207,428
Federal Home Loan Mortgage Corp. 0.94%, 8/5/11 (2)(3)		17,000	16,995,580
1.13%, 6/1/11 (2)		1,600	1,596,914
1.63%, 4/26/11 (2)		1,400	1,410,658
5.00%, 4/18/17 (2)		2,000	2,183,378
5.25%, 7/18/11 (2)		100	107,889
5.50%, 4/1/37 (2)		204	210,926
5.50%, 7/1/37 (2)		651	673,400
5.50%, 8/1/37 (2)		356	367,684
5.50%, 6/1/38 (2)		156	161,338
5.50%, 8/1/38 (2)		856	884,790
5.50%, 9/1/38 (2)		330	340,910
5.50%, 10/1/38 (2)		1,684	1,740,512
Federal National Mortgage Association
5.00%, 6/1/35 (2)		914	934,621
5.50%, 2/1/34 (2)		18	18,625
5.50%, 3/1/36 (2)		650	672,505
5.50%, 8/1/36 (2)		27	27,781
5.50%, 12/1/36 (2)		17	17,286
5.50%, 8/1/37 (2)		19	19,462
5.50%, 1/1/38 (2)		1,517	1,568,612
5.50%, 6/1/38 (2)		683	705,064
5.50%, 7/1/38 (2)		1,758	1,817,440
5.50%, 8/1/38 (2)		939	971,099
5.50%, 10/1/38 (2)		1,461	1,509,744
5.50%, 12/1/38 (2)		462	477,377
5.50%, TBA		8,000	8,257,504
6.00%, 9/1/34 (2)		27	28,084
6.00%, 8/1/36 (2)		592	619,781
6.00%, 10/1/36 (2)		22	22,955
6.00%, 12/1/36 (2)		663	694,153

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

6.00%, 1/1/37 (2)		$202	$211,184
6.00%, 8/1/37 (2)		8,568	8,967,298
6.00%, 9/1/37 (2)		2,360	2,469,905
6.00%, 10/1/37 (2)		5,291	5,537,299
6.00%, 11/1/37 (2)		939	983,172
6.00%, 12/1/37 (2)		1,682	1,759,866
6.00%, 8/1/38 (2)		1,937	2,029,262
6.00%, 9/1/38 (2)		1,257	1,315,584
6.00%, 11/1/38 (2)		974	1,018,425
6.00%, TBA		21,200	22,154,000
6.50%, TBA		2,000	2,130,000
Government National Mortgage Association
5.50%, 2/15/37 (2)		880	911,190
6.00%, 6/15/36 (2)		433	451,328
6.00%, 2/15/38 (2)		522	544,775
6.00%, 7/15/38 (2)		808	843,158
6.00%, 8/15/38 (2)		761	794,220
6.00%, 10/15/38 (2)		5,567	5,805,947
6.00%, TBA		9,800	10,207,308
6.50%, 12/15/37 (2)		832	883,834
6.50%, 8/15/38 (2)		835	886,401
U. S. Treasury Bond 4.25%, 5/15/39 (2)		3,600	3,563,424
U. S. Treasury Inflation Indexed Bonds
2.00%, 1/15/26 (2)		107	105,180
2.13%, 1/15/19 (2)		497	512,853
2.38%, 1/15/17 (2)		423	441,295
2.38%, 1/15/25 (2)		679	697,578
2.50%, 1/15/29 (2)		1,390	1,477,266
2.63%, 7/15/17 (2)		206	219,261
U. S. Treasury Note 0.88%, 4/30/11 (2)		545	543,403

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $121,675,969)			122,707,916

		Shares
CONVERTIBLE PREFERRED STOCK – 0.1%
Wells Fargo & Co., Series L 7.50%, 12/31/49 (2) (Cost $129,360)		200	156,994

Country Code*	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 11.3%
U.S. GOVERNMENT AGENCY OBLIGATIONS – 8.6%
Federal Home Loan Bank Discount Notes
0.10%, 7/1/09 (2)(4)	$900	$900,000
0.15%, 7/14/09 (2)(4)	500	499,973
Federal Home Loan Mortgage Corp. Discount Notes
0.14%, 8/25/09 (2)(4)	7,500	7,498,396
0.28%, 11/23/09 (2)(4)	238	237,779
0.28%, 11/30/09 (2)(4)	192	191,814
Federal National Mortgage Association Discount Notes
0.16%, 7/20/09 (2)(4)	400	399,966
0.16%, 7/22/09 (2)(4)	4,100	4,099,617

(Cost $13,827,457)		13,827,545

	Shares
MUTUAL FUNDS – 2.7%
State Street Institutional U.S. Government Money Market Fund (Cost $4,383,098)	4,383,098	4,383,098

Total Short Term Investments (Cost $18,210,555)		18,210,643

TOTAL INVESTMENTS – 123.0%
(Cost $195,238,016)		197,837,637
Liabilities in excess of other assets – (23.0)%		(36,994,184)

NET ASSETS – 100.0%		$160,843,453

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009 these securities amounted to $27,043,213, representing 16.8% of net assets.
(2)	Security or a portion of the security has been designated as collateral for written options, futures, credit default swaps, interest rate swaps, and TBA securities.

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(3)	Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2009.
(4)	Zero-coupon note. Rate represents yield at June 30, 2009.

TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of the TBA securities (excluding forward sales contracts, if any) amounts to $42,748,812 which represents approximately 26.6% of net assets as of June 30, 2009.
TLGP	Temporary Liquidity Guarantee Program.
GDR	Global Depositary Receipt

AU	Australia
DE	Germany
FR	France
GB	Great Britain
KR	Korea, Republic Of
NL	Netherlands
SE	Sweden

(5)	At June 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3 Month Euribor Interest Rate December Futures	12/14/09	3	1,036,951	1,039,669	2,718
3 Month Euribor Interest Rate March Futures	3/15/10	4	1,379,685	1,384,542	4,857
German Euro-Bund September Futures	9/8/09	21	3,494,433	3,566,997	72,564
German Euro-Bobl September Futures	9/8/09	9	1,445,249	1,457,631	12,382
3 Month Sterling Interest Rate June Futures	6/16/10	10	2,011,512	2,012,696	1,184
3 Month Sterling Interest Rate December Futures	12/15/10	21	4,202,113	4,183,043	(19,070)
3 Month Sterling Interest Rate September Futures	9/15/10	26	5,218,220	5,206,275	(11,945)
3 Month Sterling Interest Rate March Futures	3/16/11	2	399,386	396,740	(2,646)
90 Day Eurodollar September Futures	9/13/10	78	19,104,150	19,125,600	21,450
90 Day Eurodollar March Futures	3/15/10	19	4,681,125	4,694,188	13,063
90 Day Eurodollar December Futures	12/14/09	115	28,426,588	28,489,813	63,225
90 Day Eurodollar September Futures	9/14/09	17	4,194,975	4,221,525	26,550
5 Year U.S. Treasury Note September Futures	9/30/09	50	5,821,094	5,735,938	(85,156)

Net unrealized appreciation					99,176

(6)	At June 30, 2009, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
USD	208,096	BRL	447,095	8/4/2009	18,718
USD	370,274	BRL	760,174	8/4/2009	15,366
USD	113,231	CAD	124,000	8/4/2009	(6,605)
EUR	555,000	USD	774,425	7/27/2009	(4,161)
USD	171,922	GBP	104,000	7/2/2009	(822)
GBP	65,000	USD	100,570	7/2/2009	(6,368)
GBP	18,000	USD	28,888	7/2/2009	(726)
GBP	21,000	USD	34,185	7/2/2009	(364)
GBP	104,000	USD	171,916	8/6/2009	821

Net unrealized appreciation					15,859

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

BRL	–	Brazilian Real
CAD	–	Canadian Dollar
EUR	–	Euro Dollar
GBP	–	Great British Pound
USD	–	United States Dollar

(7)	At June 30, 2009, open written put option contracts were as follows:

Put Options Description	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
90 Day Eurodollar September Futures	9/14/09	98.625	9	450
90 Day Eurodollar September Futures	9/14/09	98.500	10	438

(Written Options Premium $4,540)				888

(8)	Swap Contracts

At June 30, 2009, outstanding interest rate swap contracts were as follows:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Barclays Bank PLC	Pay	3-Month USD-LIBOR	3.10%	5/27/2016	2,500	(46,615)	(46,615)
Deutsche Bank AG	Pay	3-Month USD-LIBOR	3.50%	6/24/2016	400	2,452	2,452
Goldman Sachs Bank	Pay	3-Month USD-LIBOR	3.50%	6/24/2016	2,600	15,937	15,937

Total						(28,226)	(28,226)

LIBOR	–	London InterBank Offered Rate
USD	–	United States Dollar

At June 30, 2009, outstanding credit default swap contract on corporate issue – Buy Protection (a) was as follows:

Counterparty	Reference Obligation	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Unrealized Appreciation ($)
Barclays Bank PLC	Tate & Lyle International Finance PLC	(1.15%)	6/20/2016	1.53%	500	11,088	11,088

(a)	As a buyer of protection, the Fund will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(9)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$2,668,874	$—	$2,668,874
Collateralized Mortgage Obligations	—	824,228	—	824,228
Corporate Debt Obligations (a)	—	47,023,653	—	47,023,653
Municipal Bonds	—	2,094,587	—	2,094,587
U.S. Government Guaranteed Notes	—	4,150,742	—	4,150,742
U.S. Treasury and U.S. Government Agency Obligations	7,560,260	115,147,656	—	122,707,916
Convertible Preferred Stock (a)	156,994	—	—	156,994
Short Term Investments
U.S. Government Agency Obligations	—	13,827,545	—	13,827,545
Mutual Funds	4,383,098	—	—	4,383,098

Total Short Term Investments	4,383,098	13,827,545	—	18,210,643

Total Investments	12,100,352	185,737,285	—	197,837,637

Forward Foreign Currency Exchange Contracts	—	34,905	—	34,905

Futures Contracts	217,993	—	—	217,993

Swap Contracts	—	29,477	—	29,477

Total	$12,318,345	$185,801,667	$—	$198,120,012

Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(19,046)	$—	$(19,046)

Futures Contracts	(118,817)	—	—	(118,817)

Swap Contracts	—	(46,615)	—	(46,615)

Written Options	(888)	—	—	(888)

Total	$(119,705)	$(65,661)	$—	$(185,366)

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

Country Code**	Shares	Value

COMMON STOCKS – 94.8%
AEROSPACE & DEFENSE – 1.8%
Hexcel Corp.*	8,097	$77,164
TransDigm Group, Inc.*	5,238	189,616

		266,780

AIR FREIGHT & LOGISTICS – 1.5%
Forward Air Corp.	5,238	111,674
HUB Group, Inc.*	5,238	108,112

		219,786

BIOTECHNOLOGY – 4.7%
Acorda Therapeutics, Inc.*	3,935	110,928
BioMarin Pharmaceutical, Inc.*	7,496	117,012
Isis Pharmaceuticals, Inc.*	3,966	65,439
Martek Biosciences Corp.*	4,057	85,805
Myriad Genetics, Inc.*	2,701	96,291
Myriad Pharmaceuticals, Inc.*	643	2,990
OSI Pharmaceuticals, Inc.*	2,311	65,239
United Therapeutics Corp.*	1,711	142,578

		686,282

CAPITAL MARKETS – 4.6%
Affiliated Managers Group, Inc.*	2,294	133,488
Federated Investors, Inc., Class B	4,840	116,596
Greenhill & Co., Inc.	2,731	197,205
optionsXpress Holdings, Inc.	6,336	98,398
Stifel Financial Corp.*	2,888	138,884

		684,571

CHEMICALS – 0.7%
Calgon Carbon Corp.*	7,496	104,119

COMMERCIAL BANKS – 1.6%
City National Corp.	2,294	84,488
Cullen/Frost Bankers, Inc.	1,862	85,875
SVB Financial Group*	2,321	63,178

		233,541

	Country Code**	Shares	Value

COMMERCIAL SERVICES & SUPPLIES – 5.6%
Corrections Corp of America*		5,928	$100,717
Costar Group, Inc.*		4,646	185,236
EnergySolutions, Inc.		8,097	74,492
Fuel Tech, Inc.*		8,097	78,541
Interface, Inc.		11,593	71,876
Pike Electric Corp.*		11,593	139,696
Tetra Tech, Inc.*		6,211	177,945

			828,503

COMMUNICATIONS EQUIPMENT – 4.2%
Harmonic, Inc.*		18,574	109,401
Nice Systems, Ltd. ADR*	IL	5,815	134,152
Polycom, Inc.*		7,574	153,525
Starent Networks Corp.*		9,258	225,988

			623,066

CONSTRUCTION & ENGINEERING – 0.6%
Quanta Services, Inc.*		4,057	93,838

CONTAINERS & PACKAGING – 1.0%
Greif, Inc., Class A		3,479	153,841

DIVERSIFIED CONSUMER SERVICES – 0.6%
DeVry, Inc.		1,691	84,618

ELECTRIC UTILITIES – 0.9%
ITC Holdings Corp.		2,888	131,000

ELECTRICAL EQUIPMENT – 2.1%
General Cable Corp.*		4,572	171,816
Regal-Beloit Corp.		3,405	135,246

			307,062

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.5%
Cogent, Inc.*		13,365	143,406
Coherent, Inc.*		2,888	59,724
Tech Data Corp.*		5,238	171,335

			374,465

ENERGY EQUIPMENT & SERVICES – 1.8%
Dril-Quip, Inc.*		4,057	154,572
FMC Technologies, Inc.*		2,793	104,961

			259,533

FOOD PRODUCTS – 1.3%
Ralcorp Holdings, Inc.*		3,218	196,040

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 3.5%
Gen-probe, Inc.*		2,377	$102,164
Insulet Corp.*		6,922	53,299
Meridian Bioscience, Inc.		5,815	131,303
NuVasive, Inc.*		3,229	144,013
Zoll Medical Corp.*		4,057	78,462

			509,241

HEALTH CARE PROVIDERS & SERVICES – 4.9%
Chemed Corp.		3,479	137,351
inVentive Health, Inc.*		6,336	85,726
LifePoint Hospitals, Inc.*		5,238	137,498
MEDNAX, Inc.*		2,888	121,671
PSS World Medical, Inc.*		4,820	89,218
VCA Antech, Inc.*		5,816	155,287

			726,751

HEALTH CARE TECHNOLOGY – 1.3%
Eclipsys Corp.*		10,433	185,499

HOTELS, RESTAURANTS & LEISURE – 5.8%
Brinker International, Inc.		7,637	130,058
Buffalo Wild Wings, Inc.*		2,441	79,381
Choice Hotels, Inc.		4,057	107,957
Darden Restaurants, Inc.		3,375	111,308
Jack In The Box, Inc.*		7,496	168,285
P.F. Chang’s China Bistro, Inc.*		4,646	148,951
Penn National Gaming, Inc.*		3,609	105,058

			850,998

HOUSEHOLD PRODUCTS – 1.0%
Church & Dwight Co., Inc.		2,663	144,627

INSURANCE – 1.5%
Brown & Brown, Inc.		4,554	90,761
ProAssurance Corp.*		2,888	133,455

			224,216

INTERNET SOFTWARE & SERVICES – 3.0%
Bankrate, Inc.*		3,479	87,810
F5 Networks, Inc.*		3,302	114,216
Omniture, Inc.*		9,192	115,451
Websense, Inc.*		6,982	124,559

			442,036

	Country Code**	Shares	Value

IT SERVICES – 3.4%
Global Payments, Inc.		2,888	$108,185
NeuStar, Inc., Class A*		6,108	135,353
SRA International, Inc.*		6,315	110,891
Syntel, Inc.		4,526	142,298

			496,727

LIFE SCIENCES TOOLS & SERVICES – 3.7%
AMAG Pharmaceuticals, Inc.*		2,769	151,381
Parexel International Corp.*		6,922	99,539
Techne Corp.		1,753	111,859
Varian, Inc.*		4,663	183,862

			546,641

MACHINERY – 2.8%
Barnes Group, Inc.		3,839	45,646
Bucyrus International, Inc.		2,888	82,481
Dynamic Materials Corp.		5,164	99,562
Lindsay Manufacturing Co.		2,294	75,931
Wabtec Corp.		3,479	111,920

			415,540

MEDIA – 1.9%
Live Nation, Inc.*		7,471	36,309
Marvel Entertainment, Inc.*		5,405	192,364
National CineMedia, Inc.		3,260	44,858

			273,531

METALS & MINING – 0.5%
Carpenter Technology Corp.		3,479	72,398

MULTI-LINE RETAIL – 0.7%
Big Lots, Inc.*		4,646	97,705

OIL, GAS & CONSUMABLE FUELS – 3.3%
Arena Resources, Inc.*		5,238	166,830
Bill Barrett Corp.*		3,646	100,119
Carrizo Oil & Gas, Inc.*		4,646	79,679
Goodrich Petroleum Corp.*		3,479	85,549
Whiting Petroleum Corp.*		1,711	60,159

			492,336

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PHARMACEUTICALS – 0.7%
Perrigo Co.		3,728	$103,564

REAL ESTATE INVESTMENT TRUST – 0.4%
BioMed Realty Trust, Inc.		5,639	57,687

ROAD & RAIL – 1.2%
Knight Transportation, Inc.		11,012	182,249

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.4%
Advanced Energy Industries, Inc.*		10,433	93,793
Cabot Microelectronics Corp.*		3,261	92,254
Hittite Microwave Corp.*		3,479	120,895
Microsemi Corp.*		7,642	105,460
Monolithic Power Systems, Inc.*		6,311	141,429
ON Semiconductor Corp.*		16,307	111,866
Power Integrations, Inc.		5,238	124,612
Silicon Laboratories, Inc.*		3,840	145,689
Varian Semiconductor Equipment Associates, Inc.*		6,397	153,464

			1,089,462

SOFTWARE – 7.1%
Aspen Technology, Inc.*		11,593	98,888
Blackboard, Inc.*		2,795	80,664
Informatica Corp.*		10,433	179,343
Lawson Software, Inc.*		19,605	109,396
Manhattan Associates, Inc.*		6,323	115,205
MICROS Systems, Inc.*		4,284	108,471
Quality Systems, Inc.		4,650	264,864
Sybase, Inc.*		2,981	93,425

			1,050,256

Country Code**	Shares	Value

SPECIALTY RETAIL – 2.3%
AnnTaylor Stores Corp.*	6,387	$50,968
Hot Topic, Inc.*	18,574	135,776
Tractor Supply Co.*	1,990	82,227
Zumiez, Inc.*	8,677	69,503

		338,474

TEXTILES, APPAREL & LUXURY GOODS – 1.2%
Warnaco Group, Inc.*	5,239	169,744

TRADING COMPANIES & DISTRIBUTORS – 0.7%
Watsco, Inc.	2,060	100,796

WIRELESS TELECOMMUNICATION SERVICES – 1.0%
SBA Communications Corp.*	5,816	142,725

Total Common Stocks (Cost $13,085,162)		13,960,248

	Principal Amount (000)
SHORT TERM INVESTMENTS – 5.2%
REPURCHASE AGREEMENT – 5.2%
State Street Bank and Trust Company, 0.01%, 7/01/09 (collateralized by $785,000 FNMA, 1.722%, 5/10/11, with value of $788,925, total to be received $773,228) (Amortized cost $773,228)	$773	773,228

TOTAL INVESTMENTS – 100.0%
(Cost $13,858,390)		14,733,476
Liabilities in excess of other assets – 0.0% +		(2,066)

NET ASSETS – 100.0%		$14,731,410

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
IL	Israel

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(1)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$13,960,248	$—	$—	$13,960,248
Short Term Investments Repurchase Agreement	—	773,228	—	773,228

Total Investments	13,960,248	773,228	—	14,733,476

Total	$13,960,248	$773,228	$—	$14,733,476

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 101.1%
AEROSPACE & DEFENSE – 1.0%
Bombardier, Inc.	CA	41,100	$121,906
Rolls-Royce Group*	GB	34,500	206,275

			328,181

AIR FREIGHT & LOGISTICS – 0.7%
Deutsche Post AG	DE	18,050	235,677

AIRLINES – 0.1%
Qantas Airways, Ltd.	AU	25,200	40,806

AUTO COMPONENTS – 0.1%
Magna International, Inc.	CA	1,000	42,428

AUTOMOBILES – 2.4%
Daimler AG	DE	3,100	112,578
Nissan Motor Co., Ltd.	JP	48,100	291,914
Renault SA*	FR	7,000	258,624
Suzuki Motor Corp.	JP	5,000	112,114

			775,230

BEVERAGES – 0.8%
Anheuser-Busch Inbev NV	BE	2,170	78,683
Kirin Holdings Co., Ltd.	JP	13,000	181,370

			260,053

CAPITAL MARKETS – 3.0%
Credit Suisse Group AG	CH	8,000	366,527
Deutsche Bank AG	DE	5,600	340,427
Macquarie Group, Ltd.	AU	8,100	253,583

			960,537

CHEMICALS – 1.3%
BASF SE*	DE	8,200	326,700
Mitsubishi Chemical Holdings Corp.	JP	24,000	101,514

			428,214

COMMERCIAL BANKS – 15.5%
Australia & New Zealand Banking Group, Ltd.	AU	24,200	320,709
Banco do Brasil SA	BR	8,100	87,552
Banco Santander SA	ES	27,725	335,143
Barclays PLC	GB	51,500	239,323
BNP Paribas	FR	7,000	456,485
Commonwealth Bank of Australia	AU	10,700	335,400
Credit Agricole SA	FR	20,645	258,853

	Country Code**	Shares	Value

HSBC Holdings PLC	GB	44,225	$368,446
Intesa Sanpaolo SpA*	IT	90,400	292,128
KB Financial Group, Inc. ADR*	KR	1,900	63,289
Lloyds Banking Group PLC	GB	77,592	89,447
Mitsubishi UFJ Financial Group, Inc.	JP	40,100	247,609
Mizuho Financial Group, Inc.	JP	14,000	32,527
National Australia Bank, Ltd.	AU	15,100	272,044
National Bank of Canada	CA	2,000	92,421
Nordea Bank AB	SE	39,990	317,815
Societe Generale	FR	6,100	334,831
Standard Bank Group, Ltd.	ZA	7,800	89,733
Sumitomo Mitsui Financial Group, Inc.	JP	7,300	295,397
UniCredit SpA*	IT	136,335	344,830
Westpac Banking Corp.	AU	9,400	152,935

			5,026,917

COMMERCIAL SERVICES & SUPPLIES – 0.4%
G4S PLC	GB	35,500	122,272

COMMUNICATIONS EQUIPMENT – 2.1%
Nokia Oyj	FI	27,300	399,865
Telefonaktiebolaget LM Ericsson	SE	29,400	289,632

			689,497

COMPUTERS & PERIPHERALS – 1.8%
Fujitsu, Ltd.	JP	44,000	239,018
NEC Corp.*	JP	26,000	101,701
Toshiba Corp.	JP	71,000	257,229

			597,948

CONSTRUCTION MATERIALS – 0.2%
Fletcher Building, Ltd.	NZ	18,700	79,329

CONTAINERS & PACKAGING – 0.4%
Amcor, Ltd.	AU	29,500	118,620

DIVERSIFIED FINANCIAL SERVICES – 1.1%
ING Groep NV	NL	34,700	351,546

DIVERSIFIED TELECOMMUNICATION SERVICES – 7.6%
BCE, Inc.	CA	8,200	169,196
BT Group PLC	GB	165,910	277,982

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Deutsche Telekom AG	DE	29,100	$344,034
France Telecom SA	FR	16,400	373,158
Nippon Telegraph & Telephone Corp.	JP	6,300	256,570
Telecom Corp of New Zealand, Ltd.	NZ	78,265	137,308
Telecom Italia SpA	IT	145,400	201,593
Telecom Italia SpA RSP	IT	106,800	105,209
Telefonica SA	ES	25,500	579,092

			2,444,142

ELECTRIC UTILITIES – 4.0%
Chubu Electric Power Co., Inc.	JP	1,600	36,950
E.ON AG	DE	12,300	436,622
Electricite de France	FR	4,400	214,842
Enel SpA	IT	21,128	103,145
Iberdrola SA	ES	13,400	109,271
Kyushu Electric Power Co., Inc.	JP	5,800	124,825
The Kansai Electric Power Co., Inc.	JP	4,300	94,851
The Tokyo Electric Power Co., Inc.	JP	6,700	172,266

			1,292,772

ELECTRICAL EQUIPMENT – 1.0%
Furukawa Electric Co., Ltd.	JP	29,000	130,461
Mitsubishi Electric Corp.	JP	30,000	189,604

			320,065

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.9%
AU Optronics Corp. ADR	TW	7,160	69,309
FUJIFILM Holdings Corp.	JP	1,900	60,467
Hitachi High-Technologies Corp.	JP	2,800	47,573
KYOCERA Corp.	JP	1,000	75,074
Premier Farnell PLC	GB	15,900	33,048

			285,471

FOOD & STAPLES RETAILING – 4.1%
Aeon Co., Ltd.	JP	21,800	215,100
Carrefour SA	FR	1,600	68,615
Casino Guichard-Perrachon SA	FR	2,400	162,541
Delhaize Group	BE	2,800	197,131

	Country Code**	Shares	Value

J Sainsbury PLC	GB	32,000	$165,256
Koninklijke Ahold NV	NL	17,400	200,595
Metro AG	DE	4,400	210,222
Seven & I Holdings Co., Ltd.	JP	4,000	93,810

			1,313,270

FOOD PRODUCTS – 3.2%
Associated British Foods PLC	GB	18,100	228,029
Nestle SA	CH	14,132	533,602
Suedzucker AG	DE	1,900	38,509
Tate & Lyle PLC	GB	23,800	124,998
Unilever PLC	GB	4,600	108,110

			1,033,248

HEALTH CARE PROVIDERS & SERVICES – 0.8%
Celesio AG	DE	2,400	55,131
Fresenius Medical Care AG & Co.	DE	2,800	125,821
Mediceo Paltac Holdings Co., Ltd.	JP	6,600	75,355

			256,307

HOTELS, RESTAURANTS & LEISURE – 1.0%
Tabcorp Holdings, Ltd.	AU	12,350	71,075
Thomas Cook Group PLC	GB	28,600	96,910
Tui Travel PLC	GB	40,000	152,907

			320,892

HOUSEHOLD DURABLES – 2.1%
Electrolux AB, Series B*	SE	12,800	179,067
Panasonic Corp.	JP	5,000	67,363
Sharp Corp.	JP	22,000	228,233
Sony Corp.	JP	8,300	216,539

			691,202

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.3%
Drax Group PLC	GB	11,200	81,073

INDUSTRIAL CONGLOMERATES – 1.3%
Koninklijke Philips Electronics NV	NL	13,000	240,019
Siemens AG	DE	600	41,491
Tomkins PLC	GB	55,000	134,161

			415,671

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INSURANCE – 4.3%
Allianz SE	DE	4,150	$382,804
Amlin PLC	GB	5,300	26,423
Assicurazioni Generali SpA	IT	1,872	38,988
Aviva PLC	GB	41,600	234,224
Catlin Group, Ltd.	BM	5,700	30,187
Fairfax Financial Holdings, Ltd.	CA	450	112,969
Intact Financial Corp.	CA	2,000	58,548
Muenchener Rueckversicherungs AG	DE	2,350	317,496
Prudential PLC	GB	20,200	138,077
Zurich Financial Services AG	CH	380	67,166

			1,406,882

LEISURE EQUIPMENT & PRODUCTS – 0.4%
Namco Bandai Holdings, Inc.	JP	10,600	116,258

MACHINERY – 1.2%
Man AG	DE	2,200	135,364
Vallourec SA	FR	1,400	171,118
Volvo AB	SE	14,300	88,568

			395,050

MARINE – 0.1%
Mitsui Osk Lines, Ltd.	JP	5,000	32,312

MEDIA – 0.5%
Pearson PLC	GB	15,000	151,054

METALS & MINING – 2.0%
ArcelorMittal	LU	9,400	311,074
BHP Billiton, Ltd.	AU	5,000	136,979
Mitsubishi Materials Corp.	JP	37,000	115,195
MMC Norilsk Nickel ADR*	RU	9,078	83,676

			646,924

MULTI-LINE RETAIL – 0.7%
Next PLC	GB	8,100	196,250
Takashimaya Co., Ltd.	JP	4,000	31,485

			227,735

MULTI-UTILITIES – 2.2%
Centrica PLC	GB	75,100	276,145
GDF Suez	FR	3,600	134,755

	Country Code**	Shares	Value

RWE AG	DE	3,870	$305,185

			716,085

OFFICE ELECTRONICS – 0.5%
Canon, Inc.	JP	5,300	173,119

OIL, GAS & CONSUMABLE FUELS – 11.0%
BP PLC	GB	100,700	795,712
Eni SpA	IT	19,000	450,622
Lukoil ADR	RU	2,850	126,785
Nexen, Inc.	CA	7,800	169,459
Nippon Oil Corp.	JP	9,000	52,997
Petro-Canada	CA	5,700	220,130
Royal Dutch Shell PLC	GB	34,600	866,975
Statoilhydro ASA	NO	17,550	346,668
Total SA	FR	9,900	536,583

			3,565,931

PAPER & FOREST PRODUCTS – 0.3%
Oji Paper Co., Ltd.	JP	20,000	85,930

PHARMACEUTICALS – 8.0%
Astellas Pharma, Inc.	JP	1,200	42,375
AstraZeneca PLC	GB	10,300	454,152
Bayer AG	DE	6,600	354,683
Daiichi Sankyo Co., Ltd.	JP	1,100	19,634
GlaxoSmithKline PLC	GB	29,100	514,002
Novartis AG	CH	12,170	495,407
Roche Holding AG	CH	1,300	177,128
Sanofi-Aventis SA	FR	7,400	437,262
Takeda Pharmaceutical Co., Ltd.	JP	2,600	101,088

			2,595,731

PROFESSIONAL SERVICES – 1.2%
Adecco SA	CH	4,600	192,267
Randstad Holding NV*	NL	6,900	191,752

			384,019

REAL ESTATE INVESTMENT TRUST – 0.0% +
Mercialys	FR	137	4,233

REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.1%
Brookfield Properties Corp.	CA	13,500	106,779
Lend Lease Corp., Ltd.	AU	14,000	78,785
Mitsui Fudosan Co., Ltd.	JP	9,000	156,097
New World Development, Ltd.	HK	136,000	243,407

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code**	Shares	Value

NTT Urban Development Corp.	JP	100	$96,398

			681,466

ROAD & RAIL – 1.6%
Arriva PLC	GB	5,200	34,806
Central Japan Railway Co.	JP	3	18,443
East Japan Railway Co.	JP	1,900	114,391
FirstGroup PLC	GB	13,200	77,946
Nippon Express Co., Ltd.	JP	33,000	149,811
West Japan Railway Co.	JP	38	125,667

			521,064

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.5%
Elpida Memory, Inc.*	JP	4,000	43,078
Samsung Electronics Co., Ltd. GDR (1)	KR	550	128,752

			171,830

SPECIALTY RETAIL – 0.7%
Kesa Electricals PLC	GB	31,650	57,974
Kingfisher PLC	GB	55,800	163,709

			221,683

TEXTILES, APPAREL & LUXURY GOODS – 0.2%
Yue Yuen Industrial Holdings, Ltd.	BM	26,000	58,214

TOBACCO – 0.6%
British American Tobacco PLC	GB	6,700	184,948

	Country Code**	Shares	Value

TRADING COMPANIES & DISTRIBUTORS – 2.2%
Mitsubishi Corp.	JP	16,400	$302,633
Mitsui & Co., Ltd.	JP	14,000	165,895
Wolseley PLC*	GB	12,800	245,034

			713,562

TRANSPORTATION INFRASTRUCTURE – 0.3%
Macquarie Infrastructure Group	AU	81,900	94,149

WIRELESS TELECOMMUNICATION SERVICES – 3.3%
KDDI Corp.	JP	37	196,324
NTT DoCoMo, Inc.	JP	105	153,577
Vodafone Group PLC	GB	370,100	719,822

			1,069,723

Total Common Stocks (Cost $28,546,094)			32,729,270

EQUITY LINKED SECURITY – 0.1%
ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.1%
AU Optronics Corp., (Credit Suisse First Boston), expires 2/17/12* (Cost $14,573)	TW	19,400	18,973

SHORT TERM INVESTMENTS – 1.3%
MUTUAL FUNDS – 1.3%
AllianceBernstein Government Short Term Investment Fund (Cost $431,474)		431,474	431,474

TOTAL INVESTMENTS – 102.5%
(Cost $28,992,141)			33,179,717
Liabilities in excess of other assets – (2.5)%			(820,547)

NET ASSETS – 100.0%			$32,359,170

(1)	Eligible for resale under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009 this security amounted to $128,752, representing 0.4% of net assets.
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

AU	Australia
BE	Belgium
BM	Bermuda

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

BR	Brazil
CA	Canada
CH	Switzerland
DE	Germany
ES	Spain
FI	Finland
FR	France
GB	Great Britain
HK	Hong Kong
IT	Italy
JP	Japan
KR	Korea, Republic Of
LU	Luxembourg
NL	Netherlands
NO	Norway
NZ	New Zealand
RU	Russia
SE	Sweden
TW	Taiwan, Province Of China
ZA	South Africa

(2)	At June 30, 2009 cash collateral of $8,395 has been pledged for open futures contracts purchased as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Depreciation ($)
TOPIX Index Futures	9/11/09	2	191,939	191,934	(5)

Net unrealized depreciation					(5)

(3)	At June 30, 2009, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
CAD	243,000	USD	207,373	8/17/2009	(1,601)
CAD	830,000	USD	726,350	8/17/2009	12,571
USD	954,117	CAD	1,073,000	8/17/2009	(31,364)
GBP	219,000	USD	327,602	8/17/2009	(32,677)
USD	347,612	GBP	219,000	8/17/2009	12,667

Net unrealized depreciation					(40,404)

CAD	–	Canadian Dollar
GBP	–	Great British Pound
USD	–	United States Dollar

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(4)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$121,906	$206,275	$—	$328,181
Air Freight & Logistics	—	235,677	—	235,677
Airlines	—	40,806	—	40,806
Auto Components	42,428	—	—	42,428
Automobiles	—	775,230	—	775,230
Beverages	—	260,053	—	260,053
Capital Markets	—	960,537	—	960,537
Chemicals	—	428,214	—	428,214
Commercial Banks	243,262	4,783,655	—	5,026,917
Commercial Services & Supplies	—	122,272	—	122,272
Communications Equipment	—	689,497	—	689,497
Computers & Peripherals	—	597,948	—	597,948
Construction Materials	—	79,329	—	79,329
Containers & Packaging	—	118,620	—	118,620
Diversified Financial Services	—	351,546	—	351,546
Diversified Telecommunication Services	169,196	2,274,946	—	2,444,142
Electric Utilities	—	1,292,772	—	1,292,772
Electrical Equipment	—	320,065	—	320,065
Electronic Equipment & Instruments	69,309	216,162	—	285,471
Food & Staples Retailing	—	1,313,270	—	1,313,270
Food Products	—	1,033,248	—	1,033,248
Health Care Providers & Services	—	256,307	—	256,307
Hotels, Restaurants & Leisure	—	320,892	—	320,892
Household Durables	—	691,202	—	691,202
Independent Power Producers & Energy Traders	—	81,073	—	81,073
Industrial Conglomerates	—	415,671	—	415,671
Insurance	171,517	1,235,365	—	1,406,882
Leisure Equipment & Products	—	116,258	—	116,258
Machinery	—	395,050	—	395,050
Marine	—	32,312	—	32,312
Media	—	151,054	—	151,054
Metals & Mining	—	646,924	—	646,924
Multi-Line Retail	—	227,735	—	227,735
Multi-Utilities	—	716,085	—	716,085
Office Electronics	—	173,119	—	173,119
Oil, Gas & Consumable Fuels	389,589	3,176,342	—	3,565,931
Paper & Forest Products	—	85,930	—	85,930
Pharmaceuticals	—	2,595,731	—	2,595,731
Professional Services	—	384,019	—	384,019

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate Investment Trust	$—	$4,233	$—	$4,233
Real Estate Management & Development	106,779	574,687	—	681,466
Road & Rail	—	521,064	—	521,064
Semiconductors & Semiconductor Equipment	—	171,830	—	171,830
Specialty Retail	—	221,683	—	221,683
Textiles, Apparel & Luxury Goods	—	58,214	—	58,214
Tobacco	—	184,948	—	184,948
Trading Companies & Distributors	—	713,562	—	713,562
Transportation Infrastructure	—	94,149	—	94,149
Wireless Telecommunication Services	—	1,069,723	—	1,069,723
Total Common Stocks	1,313,986	31,415,284	—	32,729,270
Equity Linked Security
Electronic Equipment & Instruments	—	18,973	—	18,973
Short Term Investments
Mutual Funds	431,474	—	—	431,474

Total Investments	1,745,460	31,434,257	—	33,179,717

Forward Foreign Currency Exchange Contracts	—	25,238	—	25,238

Total	$1,745,460	$31,459,495	$—	$33,204,955

Liabilities
Futures Contracts	$(5)	$—	$—	$(5)
Forward Foreign Currency Exchange Contracts	—	(65,642)	—	(65,642)

Total	$(5)	$(65,642)	$—	$(65,647)

+	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITY – 1.3%
Ford Credit Auto Owner Trust, Series 2009-A (1) 2.32%, 8/15/11 (Cost $1,105,844)		$1,100	$1,107,344

CORPORATE DEBT OBLIGATIONS – 1.2%
BANKS – 0.7%
Suncorp-Metway, Ltd. (1)(2) 0.99%, 12/17/10	AU	650	648,660

TELECOMMUNICATIONS – 0.5%
Verizon Wireless Capital LLC (1)(2) 3.32%, 5/20/11		395	406,525

Total Corporate Debt Obligations (Cost $1,045,000)			1,055,185

FOREIGN GOVERNMENT OBLIGATIONS – 9.3%
Bundesrepublik Deutschland Inflation Index Bond 2.25%, 4/15/13	DE	2,792	4,091,186
France Government Bond 3.00%, 7/25/12	FR	2,562	3,861,194

Total Foreign Government Obligations (Cost $7,892,293)			7,952,380

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 67.0%
Federal Home Loan Mortgage Corp. (3) 4.50%, 5/1/39		4,000	3,986,994
Federal National Mortgage Association (3) 4.50%, 1/1/39		3,990	3,987,272
Government National Mortgage Association (3) 4.50%, 6/15/39		4,005	4,006,095
United States Treasury Inflation Indexed Bonds (3)
0.63%, 4/15/13		2,169	2,143,122
1.25%, 4/15/14		1,798	1,805,743
1.38%, 7/15/18		1,137	1,102,284
1.63%, 1/15/15		1,228	1,222,579

Country Code*	Principal Amount (000)	Value

1.63%, 1/15/18	$916	$907,128
1.75%, 1/15/28	1,102	1,040,254
1.88%, 7/15/13	2,566	2,631,400
1.88%, 7/15/15	1,315	1,329,828
2.00%, 4/15/12	2,427	2,496,282
2.00%, 1/15/14	2,764	2,826,780
2.00%, 7/15/14	1,951	1,997,002
2.00%, 1/15/16	1,187	1,204,897
2.00%, 1/15/26	1,896	1,856,421
2.13%, 1/15/19	1,058	1,092,337
2.38%, 4/15/11	961	989,988
2.38%, 1/15/17	1,306	1,362,498
2.38%, 1/15/25	3,529	3,627,406
2.38%, 1/15/27	1,602	1,658,388
2.50%, 7/15/16	544	570,760
2.50%, 1/15/29	511	543,417
2.63%, 7/15/17	1,409	1,501,937
3.00%, 7/15/12	3,795	4,020,167
3.38%, 1/15/12	468	497,736
3.38%, 4/15/32	300	376,892
3.63%, 4/15/28	1,536	1,868,900
3.88%, 4/15/29	3,029	3,842,517
United States Treasury Note (3) 4.00%, 8/15/18	615	637,919
United States Treasury Strip Principal (3)(4) 4.79%, 11/15/27	855	374,170

Total U.S. Treasury and U.S. Government Agency Obligations (Cost $56,929,958)		57,509,113

	Shares
SHORT TERM INVESTMENTS – 20.5%
MUTUAL FUNDS – 20.5%
BlackRock Liquidity Funds TempFund	8,798,804	8,798,804
State Street Institutional U.S. Government Money Market Fund	8,798,797	8,798,797

Total Short Term Investments (Cost $17,597,601)		17,597,601

TOTAL INVESTMENTS – 99.3%
(Cost $84,570,696)		85,221,623
Other assets less liabilities – 0.7%		608,431

NET ASSETS – 100.0%		$85,830,054

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2009.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009 this security amounted to $1,055,185, representing 1.2% of net assets.
(3)	Security or a portion of the security has been designated as collateral for futures, options, and total return swaps.
(4)	Zero-coupon strip principal. Rate represents annualized yield at purchase.

AU	Australia
DE	Germany
FR	France

(5)	At June 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S.Treasury Note September Futures	9/30/09	33	3,762,260	3,785,719	23,459
10 Year U.S.Treasury Note September Futures	9/21/09	40	4,594,718	4,650,625	55,907
30 Year U.S.Treasury Bond September Futures	9/21/09	26	3,035,777	3,077,343	41,566

Total unrealized appreciation					120,932

(6)	At June 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized (Depreciation) ($)
German Euro Bobl Future	9/8/09	33	5,331,611	5,344,645	(13,034)
2 Year U.S.Treasury Note Futures	9/30/09	22	4,749,711	4,756,812	(7,101)

Total unrealized depreciation					(20,135)

(7)	At June 30, 2009, outstanding total return swap agreements were as follows:

Pay/Receive Total Return on Reference Entity	Counterparty	Reference Entity	Number of Shares or Units	Floating Rate	Notional Amount (000) ($)	Maturity Date	Market Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Receive	Barclays Bank PLC	Barclays Capital Inflation Linked Index	74,623	3-Month USD-LIBOR	16,000	9/23/2009	110,351	110,351
Receive	Deutsche Bank AG	Deutsche Bank USD IG Inflation Linked Sovereign Index	23,555	3-Month USD-LIBOR	5,000	7/1/2009	(23,099)	(23,099)

Total							87,252	87,252

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(8)	At June 30, 2009, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	461,500	USD	628,563	7/15/2009	(18,854)
EUR	5,270,500	USD	7,371,053	7/15/2009	(22,685)

Total unrealized depreciation					(41,539)

EUR	–	Euro Dollar
LIBOR	–	London InterBank Offered Rate
USD	–	United States Dollar

(9)	At June 30, 2009, open written call interest rate swaption contracts were as follows:

Call Swaptions Description	Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
OTC – 10 Year Interest Rate Swap	Citibank NA	Receive	3-Month USD-LIBOR	4.19%	6/25/10	3,300	168,092

(Written Swaptions Premium $166,155)							168,092

(10)	At June 30, 2009, open written put interest rate swaption contracts were as follows:

Put Swaptions Description	Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
OTC – 10 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	4.19%	6/25/10	3,300	171,231

(Written Swaptions Premium $166,155)							171,231

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(11)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Security	$—	$1,107,344	$—	$1,107,344
Corporate Debt Obligations (a)	—	1,055,185	—	1,055,185
Foreign Government Obligations	—	7,952,380	—	7,952,380
U.S. Treasury and U.S. Government Agency Obligations	45,528,752	11,980,361	—	57,509,113
Short Term Investments
Mutual Funds	17,597,601	—	—	17,597,601

Total Short Term Investments	17,597,601	—	—	17,597,601

Total Investments	63,126,353	22,095,270	—	85,221,623

Futures Contracts	120,932	—	—	120,932

Swap Contracts	—	110,351	—	110,351

Total	$63,247,285	$22,205,621	$—	$85,452,906

Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(41,539)	$—	$(41,539)

Futures Contracts	(20,135)	—	—	(20,135)

Swap Contracts	—	(23,099)	—	(23,099)

Written Swaption Contracts	—	(339,323)	—	(339,323)

Total	$(20,135)	$(403,961)	$—	$(424,096)

+	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

IBBOTSON MODERATE FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 99.4%
MFS International Growth Portfolio	715,632	$6,955,939
MFS Research International Portfolio	367,507	3,414,138
MFS Value Portfolio	1,122,347	12,009,110
SC AllianceBernstein International Value Fund	784,491	6,652,482
SC BlackRock Inflation Protected Bond Fund	2,376,536	23,979,250
SC Davis Venture Value Fund	1,186,586	10,335,163
SC Dreman Small Cap Value Fund	771,192	6,354,624
SC Goldman Sachs Mid Cap Value Fund	1,028,948	6,924,822
SC Goldman Sachs Short Duration Fund	2,619,042	26,740,423
SC Oppenheimer Large Cap Core Fund	770,774	5,148,771
SC PIMCO High Yield Fund	1,528,672	13,054,858
SC PIMCO Total Return Fund	2,025,193	21,689,820
SC WMC Blue Chip Mid Cap Fund	347,266	3,451,820
SC WMC Large Cap Growth Fund	1,296,884	8,585,372
Sun Capital Investment Grade Bond Fund	2,204,676	18,849,978

Total Investment Companies (Cost $163,636,640)		174,146,570

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 1.3%
REPURCHASE AGREEMENT – 1.3%
State Street Bank and Trust Company, 0.01%, 7/01/09 (collateralized by $2,345,000 FNMA, 1.722%, 5/10/11, with a value of $2,356,725 total to be received $2,307,294) (Amortized cost $2,307,293)	$2,307	$2,307,293

TOTAL INVESTMENTS – 100.7%
(Cost $165,943,933)		176,453,863
Liabilities in excess of other assets – (0.7)%		(1,190,715)

NET ASSETS – 100.0%		$175,263,148

(1)	Sun Capital Advisers LLC or its affiliate, Massachusetts Financial Services Company (“MFS”), serves as investment adviser to these underlying funds. These are affiliated securities.

FNMA	Federal National Mortgage Association

See Notes to Financial Statements.

IBBOTSON MODERATE FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(2)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$174,146,570	$—	$—	$174,146,570
Short Term Investments
Repurchase Agreement	—	2,307,293	—	2,307,293

Total Investments	174,146,570	2,307,293	—	176,453,863

Total	$174,146,570	$2,307,293	$—	$176,453,863

+	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

IBBOTSON BALANCED FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 99.5%
MFS Emerging Markets Equity Portfolio	409,313	$4,555,656
MFS International Growth Portfolio	1,388,123	13,492,556
MFS Research International Portfolio	724,365	6,729,351
MFS Value Portfolio	2,109,056	22,566,895
SC AIM Small Cap Growth Fund	544,848	4,554,932
SC AllianceBernstein International Value Fund	1,285,313	10,899,454
SC BlackRock Inflation Protected Bond Fund	1,981,015	19,988,437
SC Davis Venture Value Fund	2,082,084	18,134,949
SC Dreman Small Cap Value Fund	956,948	7,885,255
SC Goldman Sachs Mid Cap Value Fund	1,629,490	10,966,471
SC Goldman Sachs Short Duration Fund	1,718,633	17,547,241
SC Oppenheimer Large Cap Core Fund	1,689,979	11,289,057
SC PIMCO High Yield Fund	1,761,795	15,045,732
SC PIMCO Total Return Fund	1,983,481	21,243,077
SC WMC Blue Chip Mid Cap Fund	456,547	4,538,079
SC WMC Large Cap Growth Fund	2,383,084	15,776,014
Sun Capital Global Real Estate Fund	653,722	5,720,064
Sun Capital Investment Grade Bond Fund	2,101,457	17,967,460

Total Investment Companies (Cost $213,416,976)		228,900,680

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 0.5%
REPURCHASE AGREEMENT – 0.5%
State Street Bank and Trust Company, 0.01%, 7/01/09 (collateralized by $1,235,000 FNMA, 1.722%, 5/10/11, with value of $1,241,175, total to be received $1,213,841) (Amortized cost $1,213,841)	$1,214	$1,213,841

TOTAL INVESTMENTS – 100.0%
(Cost $214,630,817)		230,114,521
Liabilities in excess of other assets – 0.0% +		(102,510)

NET ASSETS – 100.0%		$230,012,011

(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.
+	Amount is less than 0.05%.

FNMA	Federal National Mortgage Association

See Notes to Financial Statements.

IBBOTSON BALANCED FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(2)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$228,900,680	$—	$—	$228,900,680
Short Term Investments
Repurchase Agreement	—	1,213,841	—	1,213,841

Total Investments	228,900,680	1,213,841	—	230,114,521

Total	$228,900,680	$1,213,841	$—	$230,114,521

+	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

IBBOTSON GROWTH FUND

PORTFOLIO OF INVESTMENTS June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1) – 99.3%
MFS Emerging Markets Equity Portfolio	466,957	$5,197,226
MFS International Growth Portfolio	1,406,271	13,668,955
MFS Research International Portfolio	550,350	5,112,752
MFS Value Portfolio	1,601,628	17,137,424
SC AIM Small Cap Growth Fund	620,874	5,190,507
SC AllianceBernstein International Value Fund	1,166,261	9,889,890
SC BlackRock Inflation Protected Bond Fund	828,502	8,359,588
SC Davis Venture Value Fund	1,581,075	13,771,160
SC Dreman Small Cap Value Fund	732,555	6,036,253
SC Goldman Sachs Mid Cap Value Fund	1,221,775	8,222,548
SC Goldman Sachs Short Duration Fund	135,285	1,381,260
SC Lord Abbett Growth and Income Fund	740,149	5,166,237
SC Oppenheimer Large Cap Core Fund	1,796,435	12,000,184
SC Oppenheimer Main Street Small Cap Fund	398,258	3,476,795
SC PIMCO High Yield Fund	540,854	4,618,889
SC PIMCO Total Return Fund	1,246,621	13,351,315
SC WMC Blue Chip Mid Cap Fund	520,128	5,170,077
SC WMC Large Cap Growth Fund	3,102,464	20,538,311
Sun Capital Global Real Estate Fund	900,761	7,881,658
Sun Capital Investment Grade Bond Fund	995,319	8,509,976

Total Investment Companies (Cost $160,351,130)		174,681,005

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 0.7%
REPURCHASE AGREEMENT – 0.7%
State Street Bank and Trust Company, 0.01%, 7/01/09 (collateralized by $1,170,000 FNMA, 1.722%, 5/10/11, with value of $1,175,850, total to be received $1,150,822) (Amortized cost $1,150,822)	$1,151	$1,150,822

TOTAL INVESTMENTS – 100.0%
(Cost $161,501,952)		175,831,827
Liabilities in excess of other assets – 0.0% +		(10,326)

NET ASSETS – 100.0%		$175,821,501

+	Amount is less than 0.05%.
(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.

FNMA	Federal National Mortgage Association

See Notes to Financial Statements.

IBBOTSON GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

(2)	Fair Value Measurements +

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value as of June 30, 2009:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$174,681,005	$—	$—	$174,681,005
Short Term Investments
Repurchase Agreement	—	1,150,822	—	1,150,822

Total Investments	174,681,005	1,150,822	—	175,831,827

Total	$174,681,005	$1,150,822	$—	$175,831,827

+	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
ASSETS
Investments, at value
Securities	$111,030,411	$217,245,065	$174,526,414	$203,728,564	$152,710,529	$38,737,998

Total Investments	111,030,411	217,245,065	174,526,414	203,728,564	152,710,529	38,737,998
Cash	—	—	—	11,606,956	423,535	—
Foreign currency, at value	—	—	43,364	23,441	—	—
Interest and dividends receivable	945,940	30,913	999,231	239,560	101,903	53,789
Receivable for Fund shares sold	476,379	8,322	715,907	790,014	3,526	85,038
Receivable for investments sold	432,275	—	3,678,072	1,176,898	11,250,032	367,204
Receivable due from Adviser	—	28,106	—	—	—	—
Other assets	3,395	25,667	7,455	6,072	7,530	670

Total Assets	112,888,400	217,338,073	179,970,443	217,571,505	164,497,055	39,244,699

LIABILITIES
Payable for investments purchased - regular delivery	1,947,541	—	3,499,903	2,322,555	11,619,870	1,078,690
Payable for investments purchased - delayed delivery	2,555,613	—	—	—	—	—
Payable for Fund shares redeemed	15,287	837,065	124,382	41,202	53,355	493
Investment advisory fee payable	25,723	—	150,242	98,644	5,886	6,953
Accrued expenses and other liabilities	64,094	88,707	115,517	101,886	126,592	39,397

Total Liabilities	4,608,258	925,772	3,890,044	2,564,287	11,805,703	1,125,533

NET ASSETS	$108,280,142	$216,412,301	$176,080,399	$215,007,218	$152,691,352	$38,119,166

COMPOSITION OF NET ASSETS
Paid-in Capital	$113,084,231	$216,411,177	$269,922,041	$226,480,380	$209,219,002	$41,796,787
Accumulated undistributed net investment income	110,428	431	9,575,490	1,450,496	286,940	271,925
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(519,492)	693	(96,804,183)	(11,021,186)	(59,723,045)	(4,354,007)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(4,395,025)	—	(6,612,949)	(1,902,472)	2,908,455	404,461

	$108,280,142	$216,412,301	$176,080,399	$215,007,218	$152,691,352	$38,119,166

Initial Class
Net Assets	$73,592,417	$132,605,046	$53,826,619	$65,666,042	$39,100,210	$31,578,506
Shares of Beneficial Interest	8,608,562	132,579,267	6,153,549	7,540,355	4,480,932	4,727,788
Net asset value per share	$8.55	$1.00	$8.75	$8.71	$8.73	$6.68

Service Class
Net Assets	$34,687,725	$83,807,255	$122,253,780	$149,341,176	$113,591,142	$6,540,660
Shares of Beneficial Interest	4,028,960	83,833,090	12,872,466	17,210,925	13,170,768	956,566
Net asset value per share	$8.61	$1.00	$9.50	$8.68	$8.62	$6.84

Investment in securities, at cost	$115,425,436	$217,245,065	$181,135,334	$205,630,912	$149,802,072	$38,333,537

Foreign currency, at cost	$—	$—	$43,539	$23,485	$—	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund	WMC Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	Dreman Small Cap Value Fund
ASSETS
Investments, at value
Securities	$85,952,720	$84,723,075	$454,698,189	$143,647,267	$917,769,370	$27,059,687
Repurchase Agreements	1,480,452	3,650,259	—	—	220,209	—

Total Investments	87,433,172	88,373,334	454,698,189	143,647,267	917,989,579	27,059,687
Cash	27,750	—	11,114	—	—	240
Interest and dividends receivable	58,467	76,379	318,025	185,932	5,279,712	21,397
Receivable for Fund shares sold	137,978	35,365	36,028	44,021	1,479,489	1,223,741
Receivable for investments sold	674,879	573,024	5,993,642	10,446,718	29,992,479	78,899
Futures variation margin receivable	—	—	—	—	63,646	—
Receivable due from Adviser	—	—	—	—	—	4,092
Other assets	2,808	4,198	46	96	1,418	269

Total Assets	88,335,054	89,062,300	461,057,044	154,324,034	954,806,323	28,388,325

LIABILITIES
Payable for investments purchased - regular delivery	765,277	122,972	3,595,946	11,717,166	27,330,721	2,640,329
Payable for investments purchased - delayed delivery	—	—	—	—	78,003,556	—
Payable for Fund shares redeemed	68,615	18,080	145,054	562,881	123,365	—
Investment advisory fee payable	20,181	53,983	937,632	313,209	992,419	—
Futures variation margin payable	—	—	—	18,525	—	—
Accrued expenses and other liabilities	53,605	52,200	12,885	5,019	39,815	36,009

Total Liabilities	907,678	247,235	4,691,517	12,616,800	106,489,876	2,676,338

NET ASSETS	$87,427,376	$88,815,065	$456,365,527	$141,707,234	$848,316,447	$25,711,987

COMPOSITION OF NET ASSETS
Paid-in Capital	$113,631,350	$111,645,578	$347,526,545	$125,497,336	$839,350,890	$24,226,339
Accumulated undistributed net investment income	508,397	90,424	1,215,216	859,272	20,454	56,025
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(26,850,890)	(21,809,158)	14,151,629	918,987	3,167,138	(275,027)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	138,519	(1,111,779)	93,472,137	14,431,639	5,777,965	1,704,650

	$87,427,376	$88,815,065	$456,365,527	$141,707,234	$848,316,447	$25,711,987

Initial Class
Net Assets	$71,660,151	$53,979,587	$451,128,575	$132,894,736	$761,578,995	$21,520,493
Shares of Beneficial Interest	10,828,118	5,433,101	64,643,475	19,758,245	74,587,134	2,611,775
Net asset value per share	$6.62	$9.94	$6.98	$6.73	$10.21	$8.24

Service Class
Net Assets	$15,767,225	$34,835,478	$5,236,952	$8,812,498	$86,737,452	$4,191,494
Shares of Beneficial Interest	2,395,532	3,518,368	752,060	1,313,015	8,499,610	509,473
Net asset value per share	$6.58	$9.90	$6.96	$6.71	$10.20	$8.23

Investment in securities, at cost	$87,294,653	$89,485,113	$361,225,548	$129,218,846	$912,484,465	$25,355,037

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	PIMCO High Yield Fund	PIMCO Total Return Fund	AIM Small Cap Growth Fund	AllianceBernstein International Value Fund	BlackRock Inflation Protected Bond Fund
ASSETS
Investments, at value
Securities	$98,636,677	$197,837,637	$13,960,248	$33,179,717	$85,221,623
Repurchase Agreements	—	—	773,228	—	—

Total Investments	98,636,677	197,837,637	14,733,476	33,179,717	85,221,623
Cash	61,649	—	—	20,177	—
Foreign currency, at value	527,537	578,915	—	176,359	418
Margin deposits with broker	—	—	—	8,395	—
Interest and dividends receivable	1,613,550	857,099	4,957	136,957	548,872
Receivable for Fund shares sold	29,748	1,909,904	17,989	5,285	602,048
Receivable for investments sold	7,315,371	7,511,950	138	—	582,067
Futures variation margin receivable	—	—	—	1,669	—
Unrealized appreciation on forward foreign currency contracts	832	34,905	—	25,238	—
Unrealized appreciation on swaps	70,401	29,477	—	—	110,351
Swap premiums paid	62,132	—	—	—	—
Receivable due from Adviser	—	—	12,547	1,742	—
Other assets	267,247	257	210	552	107

Total Assets	108,585,144	208,760,144	14,769,317	33,556,091	87,065,486

LIABILITIES
Due to Custodian	—	899,993	—	—	—
Forward sales contract, at value (proceeds receivable $1,565,625; $0; $0; $0 and $0, respectively)	1,565,157	—	—	—	—
Payable for investments purchased - regular delivery	3,088,640	1,187,311	—	635,105	738,084
Payable for investments purchased - delayed delivery	2,732,238	45,557,266	—	—	—
Cash collateral received from broker	420,000	—	—	—	—
Payable for Fund shares redeemed	341,513	—	—	450,001	—
Investment advisory fee payable	108,157	153,311	—	—	71,316
Futures variation margin payable	42,869	31,626	—	—	15,829
Options written (Premium $17,078; $4,540; $0; $0 and $332,310, respectively)	4,950	888	—	—	339,323
Unrealized depreciation on forward foreign currency contracts	83,707	19,046	—	65,642	41,539
Accrued expenses and other liabilities	35,500	20,635	37,907	46,173	6,242
Swap premiums received	583,064	—	—	—	—
Unrealized depreciation on swaps	83,049	46,615	—	—	23,099

Total Liabilities	9,088,844	47,916,691	37,907	1,196,921	1,235,432

NET ASSETS	$99,496,300	$160,843,453	$14,731,410	$32,359,170	$85,830,054

COMPOSITION OF NET ASSETS
Paid-in Capital	$95,468,425	$157,250,296	$14,013,864	$28,190,378	$84,384,365
Accumulated undistributed (distributions in excess of) net investment income (loss)	(36,043)	15,602	(24,786)	584,351	(333,307)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	478,804	870,884	(132,754)	(567,094)	987,508
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	3,585,114	2,706,671	875,086	4,151,535	791,488

	$99,496,300	$160,843,453	$14,731,410	$32,359,170	$85,830,054

Initial Class
Net Assets	$80,263,645	$58,569,529	$10,997,734	$29,621,084	$55,235,214
Shares of Beneficial Interest	9,398,549	5,469,153	1,316,162	3,492,566	5,474,984
Net asset value per share	$8.54	$10.71	$8.36	$8.48	$10.09

Service Class
Net Assets	$19,232,655	$102,273,924	$3,733,676	$2,738,086	$30,594,840
Shares of Beneficial Interest	2,251,973	9,551,886	447,797	323,372	3,036,963
Net asset value per share	$8.54	$10.71	$8.34	$8.47	$10.07

Investment in securities, at cost	$94,782,731	$195,238,016	$13,858,390	$28,992,141	$84,570,696

Foreign currency, at cost	$523,673	$574,321	$—	$176,429	$417

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Ibbotson Moderate Fund	Ibbotson Balanced Fund	Ibbotson Growth Fund
ASSETS
Investments, at value
Affiliated securities	$174,146,570	$228,900,680	$174,681,005
Repurchase Agreements	2,307,293	1,213,841	1,150,822

Total Investments	176,453,863	230,114,521	175,831,827
Interest and dividends receivable	305,301	290,121	116,747
Receivable for Fund shares sold	1,185,340	1,197,359	1,213,424
Receivable for investments sold	150,000	350,000	350,000
Receivable due from Adviser	15,796	17,650	10,121
Other assets	1,399	1,554	1,354

Total Assets	178,111,699	231,971,205	177,523,473

LIABILITIES
Payable for investments purchased - regular delivery	2,762,593	1,853,962	1,617,569
Payable for Fund shares redeemed	—	790	—
Accrued expenses and other liabilities	85,958	104,442	84,403

Total Liabilities	2,848,551	1,959,194	1,701,972

NET ASSETS	$175,263,148	$230,012,011	$175,821,501

COMPOSITION OF NET ASSETS
Paid-in Capital	$163,388,353	$213,142,265	$160,717,339
Accumulated undistributed net investment income	1,134,974	1,139,102	625,482
Accumulated net realized gain on investments and capital gain distributions from affiliated underlying funds	229,891	246,940	148,805
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	10,509,930	15,483,704	14,329,875

	$175,263,148	$230,012,011	$175,821,501

Initial Class
Net Assets	$147,412	$185,708	$236,647
Shares of Beneficial Interest	15,160	19,239	25,100
Net asset value per share	$9.72	$9.65	$9.43

Service Class
Net Assets	$175,115,736	$229,826,303	$175,584,854
Shares of Beneficial Interest	18,034,343	23,863,783	18,651,842
Net asset value per share	$9.71	$9.63	$9.41

Investment in securities, at cost	$165,943,933	$214,630,817	$161,501,952

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
INVESTMENT INCOME
Interest	$2,394,085	$631,941	$24,073	$193,822	$3,522	$266
Dividends (net of foreign withholding taxes of $0; $0; $292,181; $22,897; $597 and $0, respectively)	—	—	5,343,074	1,410,230	1,018,409	337,515

Total investment income	2,394,085	631,941	5,367,147	1,604,052	1,021,931	337,781

EXPENSES
Investment advisory fee	241,838	542,230	781,900	569,867	611,399	80,607
Distribution fee (Service Class)	34,124	89,887	149,993	135,526	145,095	6,682
Custody and fund accounting	45,501	46,178	76,839	57,949	235,384	39,306
Audit	21,266	15,061	17,007	16,204	18,327	17,603
Legal	13,175	57,701	25,745	23,668	17,909	3,836
Printing	5,710	15,191	9,524	12,351	8,795	2,326
Administration	35,784	87,952	65,913	63,538	64,700	14,923
Transfer agency	7,789	5,907	8,748	7,676	6,203	7,788
Trustees fees	4,079	12,831	7,150	6,622	6,921	986
Insurance	3,700	14,021	8,127	6,621	8,210	729
Miscellaneous fees	1,864	29,882	4,188	2,467	2,872	1,444

Total expenses	414,830	916,841	1,155,134	902,489	1,125,815	176,230

Less: Reduction of investment advisory fees or unified management fees	(78,408)	(480,680)	(99,855)	(83,123)	(216,471)	(65,870)

Net expenses	336,422	436,161	1,055,279	819,366	909,344	110,360

Net investment income	2,057,663	195,780	4,311,868	784,686	112,587	227,421

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	128,462	693	(97,859,063)	(7,075,061)	(34,398,238)	(615,147)
Foreign currency related transactions	—	—	2,227	(20,629)	(533)	—

Net realized gain (loss)	128,462	693	(97,856,836)	(7,095,690)	(34,398,771)	(615,147)

Change in unrealized appreciation/(depreciation) on:
Investments	7,332,104	291,400	103,949,184	22,211,014	61,123,183	1,859,475
Capital Support Agreement	—	(291,400)	—	—	—	—
Assets and liabilities in foreign currencies	—	—	(6,647)	(490)	15	—

Change in unrealized appreciation (depreciation)	7,332,104	—	103,942,537	22,210,524	61,123,198	1,859,475

Net realized and unrealized gain	7,460,566	693	6,085,701	15,114,834	26,724,427	1,244,328

Net Increase in Net Assets From Operations	$9,518,229	$196,473	$10,397,569	$15,899,520	$26,837,014	$1,471,749

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund	WMC Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	Dreman Small Cap Value Fund
INVESTMENT INCOME
Interest	$2	$22	$44,315	$11,171	$5,944,258	$1,465
Dividends (net of foreign withholding taxes of $1,970; $0; $14,357; $0; $0 and $0, respectively)	551,114	486,546	2,559,404	1,340,268	1,567	129,509

Total investment income	551,116	486,568	2,603,719	1,351,439	5,945,825	130,974

EXPENSES
Investment advisory fee	236,643	310,152	—	—	—	56,364
Unified management fee	—	—	1,386,925	478,771	1,692,349	—
Distribution fee (Service Class)	18,415	39,503	4,470	7,255	84,740	3,098
Custody and fund accounting	59,249	42,789	—	—	—	52,305
Audit	16,028	16,531	—	—	—	15,932
Legal	9,808	11,386	7,401	1,857	10,830	2,249
Printing	4,994	5,504	—	—	—	775
Administration	29,124	35,098	—	—	—	10,993
Transfer agency	11,434	7,752	—	—	—	5,463
Trustees fees	2,981	3,989	18,277	5,303	39,788	493
Insurance	3,061	4,577	49	107	1,546	291
Miscellaneous fees	1,879	1,993	—	—	—	1,268

Total expenses	393,616	479,274	1,417,122	493,293	1,829,253	149,231

Less: Reduction of investment advisory fees or unified management fees	(119,627)	(52,082)	(25,808)	—	(28,936)	(56,364)
Reimbursement of operating expenses	—	—	—	—	—	(17,842)

Net expenses	273,989	427,192	1,391,314	493,293	1,800,317	75,025

Net investment income	277,127	59,376	1,212,405	858,146	4,145,508	55,949

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(6,339,943)	(10,876,583)	14,574,954	1,349,434	2,091,008	9,140
Futures	—	—	—	232,022	943,744	—
Foreign currency related transactions	—	(2)	—	—	—	121

Net realized gain (loss)	(6,339,943)	(10,876,585)	14,574,954	1,581,456	3,034,752	9,261

Change in unrealized appreciation/(depreciation) on:
Investments	14,564,668	16,111,759	94,118,858	16,048,751	3,159,368	1,842,276
Forward Sales Contracts	—	—	—	—	93,556	—
Futures	—	—	—	(23,779)	158,813	—
Assets and liabilities in foreign currencies	—	—	(504)	—	—	7

Change in unrealized appreciation (depreciation)	14,564,668	16,111,759	94,118,354	16,024,972	3,411,737	1,842,283

Net realized and unrealized gain	8,224,725	5,235,174	108,693,308	17,606,428	6,446,489	1,851,544

Net Increase in Net Assets From Operations	$8,501,852	$5,294,550	$109,905,713	$18,464,574	$10,591,997	$1,907,493

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	PIMCO High Yield Fund	PIMCO Total Return Fund	AIM Small Cap Growth Fund	AllianceBernstein International Value Fund	BlackRock Inflation Protected Bond Fund
INVESTMENT INCOME
Interest	$2,453,081	$1,741,015	$—	$1,919	$495,727
Dividends (net of foreign withholding taxes of $105; $0; $0; $79,319 and $0, respectively)	33,139	11,250	23,088	665,258	41

Total investment income	2,486,220	1,752,265	23,088	667,177	495,768

EXPENSES
Investment advisory fee	—	—	37,378	73,208	—
Unified management fee	214,856	290,616	—	—	138,566
Distribution fee (Service Class)	19,106	65,709	2,627	2,671	16,791
Custody and fund accounting	—	—	60,203	91,929	—
Audit	—	—	17,445	18,677	—
Legal	983	1,572	1,286	4,751	710
Printing	—	—	1,336	1,518	—
Administration	—	—	6,251	3,404	—
Transfer agency	—	—	4,942	4,243	—
Trustees fees	3,285	3,866	298	1,090	1,659
Insurance	150	281	228	601	118
Miscellaneous fees	—	—	1,190	2,769	—

Total expenses	238,380	362,044	133,184	204,861	157,844

Less: Reduction of investment advisory fees or unified management fees	(1,806)	(5,824)	(37,378)	(73,208)	(2,497)
Reimbursement of operating expenses	—	—	(47,932)	(41,830)	—

Net expenses	236,574	356,220	47,874	89,823	155,347

Net investment income (loss)	2,249,646	1,396,045	(24,786)	577,354	340,421

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,040,092	401,982	(70,942)	(410,422)	871,415
Written options	33,258	72,475	—	—	—
Futures	(56,896)	(7,898)	—	51,762	(46,381)
Swaps	(655,747)	(2,172)	—	—	50,349
Foreign currency related transactions	(102,096)	(12,460)	—	(39,085)	804

Net realized gain (loss)	258,611	451,927	(70,942)	(397,745)	876,187

Change in unrealized appreciation/(depreciation) on:
Investments	5,276,734	2,208,505	1,455,132	4,627,720	467,780
Forward Sales Contracts	468	—	—	—	—
Written options	12,128	3,652	—	—	(7,013)
Futures	(275,281)	(50,829)	—	(6,913)	145,630
Swaps	351,583	(17,138)	—	—	96,659
Assets and liabilities in foreign currencies	(39,341)	58,999	—	(33,055)	(40,475)

Change in unrealized appreciation (depreciation)	5,326,291	2,203,189	1,455,132	4,587,752	662,581

Net realized and unrealized gain	5,584,902	2,655,116	1,384,190	4,190,007	1,538,768

Net Increase in Net Assets From Operations	$7,834,548	$4,051,161	$1,359,404	$4,767,361	$1,879,189

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended June 30, 2009 (Unaudited)	Sun Capital Advisers Trust

	Ibbotson Moderate Fund	Ibbotson Balanced Fund	Ibbotson Growth Fund
INVESTMENT INCOME
Dividends from affiliated underlying funds	$1,265,968	$1,332,281	$768,979

Total investment income	1,265,968	1,332,281	768,979

EXPENSES
Investment advisory fee	60,454	73,420	55,731
Distribution fee (Service Class)	120,815	146,721	111,330
Custody and fund accounting	34,925	39,166	37,127
Audit	12,671	12,671	12,671
Legal	17,197	19,764	14,043
Printing	8,304	10,467	7,930
Administration	41,206	48,214	38,662
Transfer agency	3,237	3,178	4,007
Trustees fees	3,671	6,281	3,314
Insurance	1,524	1,694	1,477
Miscellaneous fees	1,801	1,914	1,714

Total expenses	305,805	363,490	288,006

Less: Reduction of investment advisory fees	(60,454)	(73,420)	(55,731)
Reimbursement of operating expenses	(27,810)	(25,877)	(31,774)

Net expenses	217,541	264,193	200,501

Net investment income	1,048,427	1,068,088	568,478

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Affiliated investments	228,255	238,866	141,955

Net realized gain	228,255	238,866	141,955

Change in unrealized appreciation/(depreciation) on:
Affiliated investments	9,569,037	14,193,638	12,687,136

Change in unrealized appreciation (depreciation)	9,569,037	14,193,638	12,687,136

Net realized and unrealized gain	9,797,292	14,432,504	12,829,091

Net Increase in Net Assets From Operations	$10,845,719	$15,500,592	$13,397,569

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	Investment Grade Bond Fund		Money Market Fund		Global Real Estate Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,057,663	$3,475,891	$195,780	$3,213,550	$4,311,868	$2,635,710
Net realized gain (loss)	128,462	(593,956)	693	407	(97,856,836)	3,934,208
Change in unrealized appreciation (depreciation)	7,332,104	(10,576,615)	—	—	103,942,537	(110,828,514)

Net increase (decrease) in net assets resulting from operations	9,518,229	(7,694,680)	196,473	3,213,957	10,397,569	(104,258,596)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(1,351,255)	(2,041,988)	(187,277)	(2,994,363)	—	(1,555,089)
Service Class	(655,029)	(1,393,099)	(8,299)	(219,187)	—	(3,039,439)
Net realized gain on investments:
Initial Class	—	—	—	—	—	(6,037,186)
Service Class	—	—	—	—	—	(13,357,483)

Net decrease in net assets from distributions	(2,006,284)	(3,435,087)	(195,576)	(3,213,550)	—	(23,989,197)

SHARE TRANSACTIONS
Net proceeds from sales	49,157,199	18,885,287	71,042,686	143,659,397	37,089,198	60,765,414
Net proceeds from reinvestment of distributions	2,006,284	3,435,087	195,576	3,213,416	—	23,989,197
Cost of shares redeemed	(7,525,919)	(20,215,334)	(59,350,917)	(73,200,633)	(44,085,080)	(44,334,619)

Net increase (decrease) in net assets from share transactions	43,637,564	2,105,040	11,887,345	73,672,180	(6,995,882)	40,419,992

Total increase (decrease) in net assets	51,149,509	(9,024,727)	11,888,242	73,672,587	3,401,687	(87,827,801)
NET ASSETS
Beginning of period	57,130,633	66,155,360	204,524,059	130,851,472	172,678,712	260,506,513

End of period†	$108,280,142	$57,130,633	$216,412,301	$204,524,059	$176,080,399	$172,678,712

† Accumulated undistributed net investment income	$110,428	$59,049	$431	$227	$9,575,490	$5,263,622

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Davis Venture Value Fund		Oppenheimer Main Street Small Cap Fund		Oppenheimer Large Cap Core Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$784,686	$675,952	$112,587	$170,075	$227,421	$135,617
Net realized loss	(7,095,690)	(3,477,790)	(34,398,771)	(23,596,823)	(615,147)	(3,695,987)
Change in unrealized appreciation (depreciation)	22,210,524	(42,463,291)	61,123,198	(53,294,064)	1,859,475	(1,076,518)

Net increase (decrease) in net assets resulting from operations	15,899,520	(45,265,129)	26,837,014	(76,720,812)	1,471,749	(4,636,888)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(302,170)	—	(149,427)	—	(64,446)
Service Class	—	(406,816)	—	(21,647)	—	(26,667)
Net realized gain on investments:
Initial Class	—	(349,234)	—	(2,072,831)	—	(15,750)
Service Class	—	(673,944)	—	(5,137,272)	—	(23,323)

Net decrease in net assets from distributions	—	(1,732,164)	—	(7,381,177)	—	(130,186)

SHARE TRANSACTIONS
Net proceeds from sales	96,363,396	92,985,530	17,852,536	81,260,289	24,355,122	7,260,977
Net proceeds from reinvestment of distributions	—	1,732,164	—	7,381,177	—	130,186
Cost of shares redeemed	(11,164,550)	(14,436,392)	(45,531,125)	(29,124,543)	(1,048,342)	(2,635,432)

Net increase (decrease) in net assets from share transactions	85,198,846	80,281,302	(27,678,589)	59,516,923	23,306,780	4,755,731

Total increase (decrease) in net assets	101,098,366	33,284,009	(841,575)	(24,585,066)	24,778,529	(11,343)
NET ASSETS
Beginning of period	113,908,852	80,624,843	153,532,927	178,117,993	13,340,637	13,351,980

End of period†	$215,007,218	$113,908,852	$152,691,352	$153,532,927	$38,119,166	$13,340,637

† Accumulated undistributed net investment income	$1,450,496	$665,810	$286,940	$174,353	$271,925	$44,504

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	WMC Large Cap Growth Fund		WMC Blue Chip Mid Cap Fund		Lord Abbett Growth & Income Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$277,127	$231,272	$59,376	$39,417	$1,212,405	$40,054
Net realized gain (loss)	(6,339,943)	(18,232,380)	(10,876,585)	(10,895,757)	14,574,954	(423,325)
Change in unrealized appreciation (depreciation)	14,564,668	(19,060,002)	16,111,759	(25,508,882)	94,118,354	(646,217)

Net increase (decrease) in net assets resulting from operations	8,501,852	(37,061,110)	5,294,550	(36,365,222)	109,905,713	(1,029,488)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	—	—	(109,299)	—	(19,768)
Service Class	—	—	—	(46,740)	—	(18,267)
Net realized gain on investments:
Initial Class	—	(6,208)	—	(12,915,287)	—	—
Service Class	—	(3,443)	—	(5,523,070)	—	—

Net decrease in net assets from distributions	—	(9,651)	—	(18,594,396)	—	(38,035)

SHARE TRANSACTIONS
Net proceeds from sales	33,335,368	11,778,180	14,369,066	49,336,829	69,880,790	4,077,770
Subscriptions in-kind	—	—	—	—	342,061,308	—
Net proceeds from reinvestment of distributions	—	9,651	—	18,594,396	—	38,035
Cost of shares redeemed	(4,526,724)	(20,344,224)	(7,827,689)	(21,430,385)	(70,331,804)	(198,762)

Net increase (decrease) in net assets from share transactions	28,808,644	(8,556,393)	6,541,377	46,500,840	341,610,294	3,917,043

Total increase (decrease) in net assets	37,310,496	(45,627,154)	11,835,927	(8,458,778)	451,516,007	2,849,520
NET ASSETS
Beginning of period	50,116,880	95,744,034	76,979,138	85,437,916	4,849,520	2,000,000 **

End of period†	$87,427,376	$50,116,880	$88,815,065	$76,979,138	$456,365,527	$4,849,520

† Accumulated undistributed net investment income	$508,397	$231,270	$90,424	$31,048	$1,215,216	$2,811

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Goldman Sachs Mid Cap Value Fund		Goldman Sachs Short Duration Fund		Dreman Small Cap Value Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008**
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$858,146	$86,795	$4,145,508	$1,045,101	$55,949	$8,947
Net realized gain (loss)	1,581,456	(662,469)	3,034,752	466,456	9,261	(284,288)
Change in unrealized appreciation (depreciation)	16,024,972	(1,593,333)	3,411,737	2,366,228	1,842,283	(137,633)

Net increase (decrease) in net assets resulting from operations	18,464,574	(2,169,007)	10,591,997	3,877,785	1,907,493	(412,974)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(56,352)	(3,585,642)	(399,794)	—	(7,879)
Service Class	—	(30,641)	(539,412)	(663,066)	—	(1,788)
Net realized gain on investments:
Initial Class	—	—	—	(149,333)	—	—
Service Class	—	—	—	(176,210)	—	—

Net decrease in net assets from distributions	—	(86,993)	(4,125,054)	(1,388,403)	—	(9,667)

SHARE TRANSACTIONS
Net proceeds from sales	38,052,232	11,822,729	845,492,272	136,659,740	18,194,219	3,198,466
Subscriptions in-kind	86,276,287	—	—	—	—	—
Net proceeds from reinvestment of distributions	—	86,993	4,125,054	1,388,373	—	9,667
Cost of shares redeemed	(12,033,438)	(1,706,143)	(125,792,231)	(26,513,086)	(129,851)	(45,366)

Net increase in net assets from share transactions	112,295,081	10,203,579	723,825,095	111,535,027	18,064,368	3,162,767

Total increase in net assets	130,759,655	7,947,579	730,292,038	114,024,409	19,971,861	2,740,126
NET ASSETS
Beginning of period	10,947,579	3,000,000 ***	118,024,409	4,000,000 ***	5,740,126	3,000,000 ***

End of period†	$141,707,234	$10,947,579	$848,316,447	$118,024,409	$25,711,987	$5,740,126

† Accumulated undistributed net investment income	$859,272	$1,126	$20,454	$—	$56,025	$76

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
***	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	PIMCO High Yield Fund		PIMCO Total Return Fund		AIM Small Cap Growth Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008**	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008**
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,249,646	$415,933	$1,396,045	$35,190	$(24,786)	$(3,977)
Net realized gain (loss)	258,611	314,151	451,927	425,704	(70,942)	(61,812)
Change in unrealized appreciation (depreciation)	5,326,291	(1,741,177)	2,203,189	503,482	1,455,132	(580,046)

Net increase (decrease) in net assets resulting from operations	7,834,548	(1,011,093)	4,051,161	964,376	1,359,404	(645,835)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(1,659,516)	(98,649)	(596,906)	(18,954)	—	—
Service Class	(583,168)	(350,940)	(785,215)	(20,739)	—	—
Net realized gain on investments:
Initial Class	—	(20,890)	—	(2,111)	—	—
Service Class	—	(83,930)	—	(2,868)	—	—

Net decrease in net assets from distributions	(2,242,684)	(554,409)	(1,382,121)	(44,672)	—	—

SHARE TRANSACTIONS
Net proceeds from sales	87,578,432	13,754,894	137,050,248	28,521,919	9,418,128	1,757,485
Net proceeds from reinvestment of distributions	2,242,684	554,389	1,382,121	44,653	—	—
Cost of shares redeemed	(11,350,873)	(309,588)	(12,477,821)	(266,411)	(120,383)	(37,389)

Net increase in net assets from share transactions	78,470,243	13,999,695	125,954,548	28,300,161	9,297,745	1,720,096

Total increase in net assets	84,062,107	12,434,193	128,623,588	29,219,865	10,657,149	1,074,261
NET ASSETS
Beginning of period	15,434,193	3,000,000 ***	32,219,865	3,000,000 ***	4,074,261	3,000,000 ***

End of period†	$99,496,300	$15,434,193	$160,843,453	$32,219,865	$14,731,410	$4,074,261

† Accumulated undistributed (distributions in excess of) net investment income (loss)	$(36,043)	$(43,005)	$15,602	$1,678	$(24,786)	$—

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
***	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	AllianceBernstein International Value Fund		BlackRock Inflation Protected Bond Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$577,354	$18,942	$340,421	$(71,356)
Net realized gain (loss)	(397,745)	(160,299)	876,187	155,696
Change in unrealized appreciation (depreciation)	4,587,752	(436,217)	662,581	128,907

Net increase (decrease) in net assets resulting from operations	4,767,361	(577,574)	1,879,189	213,247

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	(19,366)	(429,529)	(23,211)
Service Class	—	(2,842)	(183,331)	(12,136)

Net decrease in net assets from distributions	—	(22,208)	(612,860)	(35,347)

SHARE TRANSACTIONS
Net proceeds from sales	16,913,400	7,515,829	71,645,478	9,430,225
Net proceeds from reinvestment of distributions	—	22,208	612,860	35,332
Cost of shares redeemed	(1,135,950)	(123,896)	(281,895)	(56,175)

Net increase in net assets from share transactions	15,777,450	7,414,141	71,976,443	9,409,382

Total increase in net assets	20,544,811	6,814,359	73,242,772	9,587,282
NET ASSETS
Beginning of period	11,814,359	5,000,000 **	12,587,282	3,000,000 **

End of period†	$32,359,170	$11,814,359	$85,830,054	$12,587,282

† Accumulated undistributed (distributions in excess of) net investment income (loss)	$584,351	$6,997	$(333,307)	$(60,868)

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Ibbotson Moderate Fund			Ibbotson Balanced Fund			Ibbotson Growth Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*		Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*		Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,048,427	$65,357		$1,068,088	$54,180		$568,478	$47,700
Net realized gain	228,255	15,919		238,866	17,979		141,955	8,834
Net increase in unrealized appreciation	9,569,037	940,893		14,193,638	1,290,066		12,687,136	1,642,739

Net increase in net assets resulting from operations	10,845,719	1,022,169		15,500,592	1,362,225		13,397,569	1,699,273

SHARE TRANSACTIONS
Net proceeds from sales	130,833,014	32,979,255		175,814,648	37,341,768		129,434,321	32,548,692
Cost of shares redeemed	(436,313)	(80,696)		(106,027)	(1,195)		(293,825)	(1,064,529)

Net increase in net assets from share transactions	130,396,701	32,898,559		175,708,621	37,340,573		129,140,496	31,484,163

Total increase in net assets	141,242,420	33,920,728		191,209,213	38,702,798		142,538,065	33,183,436
NET ASSETS
Beginning of period	34,020,728	100,000	**	38,802,798	100,000	**	33,283,436	100,000	**

End of period†	$175,263,148	$34,020,728		$230,012,011	$38,802,798		$175,821,501	$33,283,436

† Accumulated undistributed net investment income	$1,134,974	$86,547		$1,139,102	$71,014		$625,482	$57,004

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares						Investment Grade Bond Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2009**	2008	2007	2006	2005	2004	2009**	2008	2007	2006	2005	2004*
Net Asset Value, Beginning of Period	$7.84	$9.48	$9.62	$9.72	$10.09	$10.02	$7.90	$9.55	$9.69	$9.79	$10.16	$10.09

Income (Loss) from Investment Operations:
Net investment income (d)	0.21 †	0.51	0.49	0.50	0.46	0.48	0.20 †	0.49	0.47	0.47	0.44	0.42
Net realized and unrealized gain (loss) on investments	0.70	(1.65)	(0.14)	0.00 (e)	(0.27)	0.14	0.70	(1.66)	(0.14)	0.01	(0.27)	0.07

Total from Investment Operations	0.91	(1.14)	0.35	0.50	0.19	0.62	0.90	(1.17)	0.33	0.48	0.17	0.49

Less Distributions from:
Net investment income	(0.20)	(0.50)	(0.49)	(0.47)	(0.47)	(0.48)	(0.19)	(0.48)	(0.47)	(0.45)	(0.44)	(0.42)
Net realized gain on investments	—	—	—	(0.11)	(0.09)	(0.07)	—	—	—	(0.11)	(0.10)	—
Capital	—	—	—	(0.02)	—	—	—	—	—	(0.02)	—	—

Total distributions	(0.20)	(0.50)	(0.49)	(0.60)	(0.56)	(0.55)	(0.19)	(0.48)	(0.47)	(0.58)	(0.54)	(0.42)

Net Asset Value, End of Period	$8.55	$7.84	$9.48	$9.62	$9.72	$10.09	$8.61	$7.90	$9.55	$9.69	$9.79	$10.16

Total Return (b)	11.79%	(12.47)%	3.75%	5.39%	1.96%	6.42%	11.58%	(12.67)%	3.51%	5.13%	1.73%	5.03%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$73,592	$35,941	$40,696	$45,186	$53,630	$57,619	$34,688	$21,189	$25,460	$9,393	$3,612	$704
Ratios to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	0.94%	1.06%	1.00%	1.06%	1.03%	0.98%	1.20%	1.31%	1.24%	1.31%	1.28%	1.26%
Net investment income (a)(c)(d)	5.20%	5.70%	5.10%	5.14%	4.72%	4.81%	4.93%	5.45%	4.89%	5.06%	4.48%	4.58%
Portfolio turnover rate	54%	30%	46%	55%	55%	66%	54%	30%	46%	55%	55%	66%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares							Money Market Fund Service Class Shares
	Years Ended December 31,							Years Ended December 31,
	2009**		2008	2007	2006	2005	2004	2009**		2008	2007	2006	2005*
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.00	(e)†	0.02	0.05	0.05	0.03	0.01	0.00	(e)†	0.02	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.00	(e)	0.00 (e)	0.00 (e)	—	—	—	0.00	(e)	0.00 (e)	—	—	—

Total from Investment Operations	0.00	(e)	0.02	0.05	0.05	0.03	0.01	0.00	(e)	0.02	0.05	0.04	0.02

Less Distributions from:
Net investment income	(0.00	)(e)	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)	(0.00	)(e)	(0.02)	(0.05)	(0.04)	(0.02)

Total distributions	(0.00	)(e)	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)	(0.00	)(e)	(0.02)	(0.05)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (b)	0.13%		2.25%	4.87%	4.59%	2.75%	0.74%	0.02%		2.00%	4.61%	4.33%	1.93%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$132,605		$150,416	$129,112	$120,164	$110,430	$121,399	$83,807		$54,108	$1,740	$1,274	$509
Ratios to average net assets:
Net expenses (a)(c)(d)	0.33%		0.50%	0.50%	0.50%	0.50%	0.65%	0.55%		0.75%	0.75%	0.75%	0.75%
Gross expenses (a)(d)	0.77%		0.81%	0.76%	0.77%	0.77%	0.71%	1.00%		1.10%	1.00%	1.02%	1.02%
Net investment income (a)(c)(d)	0.26%		2.19%	4.76%	4.51%	2.69%	0.77%	0.02%		1.34%	4.50%	4.31%	2.99%
Portfolio turnover rate	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

*	For the period from April 25, 2005 (Commencement of Operations – Service Class Shares) through December 31, 2005.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Global Real Estate Fund Initial Class Shares							Global Real Estate Fund Service Class Shares
	Years Ended December 31,							Years Ended December 31,
	2009**		2008	2007	2006	2005	2004	2009**		2008	2007	2006	2005	2004*
Net Asset Value, Beginning of Period	$8.99		$18.24	$24.60	$18.80	$19.01	$15.09	$9.77		$19.66	$26.23	$19.97	$20.08	$15.72

Income (Loss) from Investment Operations:
Net investment income (d)	0.21	†	0.18	0.66	0.81	0.23	0.58	0.21	†	0.18	0.40	0.64	0.21	0.30
Net realized and unrealized gain (loss) on investments	(0.45	)(e)	(7.53)	(3.70)	6.37	1.59	4.24	(0.48	)(e)	(8.22)	(3.71)	6.94	1.65	4.06

Total from Investment Operations	(0.24)		(7.35)	(3.04)	7.18	1.82	4.82	(0.27)		(8.04)	(3.31)	7.58	1.86	4.36

Less Distributions from:
Net investment income	—		(0.39)	(0.36)	(0.37)	(0.32)	(0.27)	—		(0.34)	(0.30)	(0.31)	(0.26)	—
Net realized gain on investments	—		(1.51)	(2.96)	(1.01)	(1.71)	(0.63)	—		(1.51)	(2.96)	(1.01)	(1.71)	—

Total distributions	—		(1.90)	(3.32)	(1.38)	(2.03)	(0.90)	—		(1.85)	(3.26)	(1.32)	(1.97)	—

Net Asset Value, End of Period	$8.75		$8.99	$18.24	$24.60	$18.80	$19.01	$9.50		$9.77	$19.66	$26.23	$19.97	$20.08

Total Return (b)	(2.67)%		(44.73)%	(13.13)%	38.96%	9.67%	33.32%	(2.76)%		(44.89)%	(13.34)%	38.64%	9.37%	27.74%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$53,827		$45,841	$87,441	$121,197	$105,368	$102,300	$122,254		$126,838	$173,065	$106,954	$50,778	$21,890
Ratios to average net assets:
Net expenses (a)(c)(d)	1.10%		1.10%	1.10%	1.10%	1.10%	1.23%	1.35%		1.35%	1.35%	1.35%	1.35%	1.50%
Gross expenses (a)(d)	1.22%		1.23%	1.18%	1.19%	1.22%	1.23%	1.47%		1.48%	1.43%	1.44%	1.47%	1.51%
Net investment income (a)(c)(d)	5.43%		1.28%	2.65%	3.08%	3.55%	3.62%	5.17%		1.15%	2.82%	2.95%	3.56%	3.79%
Portfolio turnover rate	90%		76%	25%	44%	32%	67%	90%		76%	25%	44%	32%	67%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares						Davis Venture Value Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2009**	2008	2007	2006	2005	2004	2009**	2008	2007	2006*
Net Asset Value, Beginning of Period	$8.34	$13.65	$13.17	$11.56	$10.61	$9.50	$8.32	$13.61	$13.15	$12.08

Income (Loss) from Investment Operations:
Net investment income (d)	0.05 †	0.10	0.17	0.09	0.09	0.08	0.04 †	0.06	0.12	0.04
Net realized and unrealized gain (loss) on investments	0.32	(5.21)	0.39	1.61	0.94	1.10	0.32	(5.17)	0.39	1.12

Total from Investment Operations	0.37	(5.11)	0.56	1.70	1.03	1.18	0.36	(5.11)	0.51	1.16

Less Distributions from:
Net investment income	—	(0.09)	(0.08)	(0.09)	(0.08)	(0.07)	—	(0.07)	(0.05)	(0.09)
Net realized gain on investments	—	(0.11)	—	—	—	—	—	(0.11)	—	—

Total distributions	—	(0.20)	(0.08)	(0.09)	(0.08)	(0.07)	—	(0.18)	(0.05)	(0.09)

Net Asset Value, End of Period	$8.71	$8.34	$13.65	$13.17	$11.56	$10.61	$8.68	$8.32	$13.61	$13.15

Total Return (b)	4.44%	(37.81)%	4.23%	14.77%	9.73%	12.45%	4.33%	(37.93)%	3.91%	9.66%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$65,666	$31,868	$52,861	$61,438	$54,216	$51,362	$149,341	$82,041	$27,764	$27
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%	1.15%
Gross expenses (a)(d)	1.01%	1.11%	1.11%	1.16%	1.13%	1.16%	1.26%	1.35%	1.35%	1.43%
Net investment income (a)(c)(d)	1.21%	0.86%	1.06%	0.74%	0.81%	0.83%	0.96%	0.65%	0.68%	0.48%
Portfolio turnover rate	10%	19%	10%	16%	15%	11%	10%	19%	10%	16%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares						Oppenheimer Main Street Small Cap Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2009**	2008	2007	2006	2005	2004	2009**		2008		2007	2006*
Net Asset Value, Beginning of Period	$7.74	$12.98	$15.02	$13.79	$15.21	$14.07	$7.66		$12.85		$14.99	$15.56

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.01 †	0.03	0.05	0.01	0.01	1.23	0.00	(e)†	(0.00	)(e)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.98	(4.82)	(0.23)	1.82	0.57	1.14	0.96		(4.77)		(0.29)	0.04

Total from Investment Operations	0.99	(4.79)	(0.18)	1.83	0.58	2.37	0.96		(4.77)		(0.28)	0.03

Less Distributions from:
Net investment income	—	(0.03)	—	—	—	—	—		(0.00	)(e)	—	—
Net realized gain on investments	—	(0.42)	(1.86)	(0.60)	(2.00)	(1.23)	—		(0.42)		(1.86)	(0.60)

Total distributions	—	(0.45)	(1.86)	(0.60)	(2.00)	(1.23)	—		(0.42)		(1.86)	(0.60)

Net Asset Value, End of Period	$8.73	$7.74	$12.98	$15.02	$13.79	$15.21	$8.62		$7.66		$12.85	$14.99

Total Return (b)	12.79%	(37.99)%	(1.44)%	13.60%	4.33%	18.43%	12.53%		(38.14)%		(2.11)%	0.48%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$39,100	$38,435	$72,741	$87,215	$86,949	$89,031	$113,591		$115,098		$105,377	$25
Ratios to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.25%		1.25%		1.25%	1.25%
Gross expenses (a)(d)	1.30%	1.29%	1.38%	1.42%	1.10%	1.09%	1.53%		1.55%		1.61%	1.82%
Net investment income (loss) (a)(c)(d)	0.33%	0.21%	0.31%	0.02%	0.03%	(0.10)%	0.09%		0.04%		(0.06)%	(0.09)%
Portfolio turnover rate	46%	126%	126%	206%	58%	106%	46%		126%		126%	206%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Large Cap Core Fund Initial Class Shares							Oppenheimer Large Cap Core Fund Service Class Shares
	Years Ended December 31,							Years Ended December 31,
	2009**		2008	2007	2006	2005	2004	2009**		2008	2007	2006	2005		2004*
Net Asset Value, Beginning of Period	$6.70		$10.77	$12.37	$10.47	$12.47	$11.45	$6.87		$11.03	$12.65	$10.70	$12.72		$12.14

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.06	†	0.04	0.12	0.17	0.02	0.03	0.06	†	0.10	0.08	0.12	(0.00	)(e)	0.00	(e)
Net realized and unrealized gain (loss) on investments	(0.08	)(f)	(4.03)	(0.84)	1.93	(0.09)	2.25	(0.09	)(f)	(4.19)	(0.84)	2.00	(0.11)		1.58

Total from Investment Operations	(0.02)		(3.99)	(0.72)	2.10	(0.07)	2.28	(0.03)		(4.09)	(0.76)	2.12	(0.11)		1.58

Less Distributions from:
Net investment income	—		(0.05)	(0.10)	(0.16)	(0.02)	(0.03)	—		(0.04)	(0.08)	(0.13)	—		(0.00	)(e)
Net realized gain on investments	—		(0.03)	(0.78)	(0.04)	(1.91)	(1.23)	—		(0.03)	(0.78)	(0.04)	(1.91)		(1.00)

Total distributions	—		(0.08)	(0.88)	(0.20)	(1.93)	(1.26)	—		(0.07)	(0.86)	(0.17)	(1.91)		(1.00)

Net Asset Value, End of Period	$6.68		$6.70	$10.77	$12.37	$10.47	$12.47	$6.84		$6.87	$11.03	$12.65	$10.70		$12.72

Total Return (b)	(0.30)%		(37.06)%	(5.81)%	20.07%	(0.72)%	20.39%	(0.44)%		(37.15)%	(6.07)%	19.78%	(0.98)%		13.20%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$31,579		$8,366	$5,544	$6,183	$5,505	$7,049	$6,541		$4,974	$7,808	$5,262	$1,594		$1,111
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	1.15%		1.15%	1.15%	1.15%	1.15%		1.15%
Gross expenses (a)(d)	1.46%		2.08%	1.81%	2.47%	2.74%	3.42%	1.77%		2.34%	2.05%	2.62%	3.04%		4.04%
Net investment income (loss) (a)(c)(d)	2.03%		1.39%	0.89%	1.47%	0.15%	0.27%	1.78%		1.05%	0.63%	1.44%	(0.05)%		0.21%
Portfolio turnover rate	43%		189%	63%	135%	114%	137%	43%		189%	63%	135%	114%		137%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.
(f)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

	WMC Large Cap Growth Fund Initial Class Shares					WMC Large Cap Growth Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2009***	2008		2007**		2009***	2008		2007	2006*
Net Asset Value, Beginning of Period	$5.95	$10.65		$9.99		$5.92	$10.63		$9.98	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.03 †	0.04		(0.00	)(e)	0.02 †	0.02		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.64	(4.74)		0.69		0.64	(4.73)		0.70	(0.01)

Total from Investment Operations	0.67	(4.70)		0.69		0.66	(4.71)		0.68	(0.02)

Less Distributions from:
Net realized gain on investments	—	(0.00	)(e)	(0.03)		—	(0.00	)(e)	(0.03)	—

Total distributions	—	(0.00)		(0.03)		—	(0.00)		(0.03)	—

Net Asset Value, End of Period	$6.62	$5.95		$10.65		$6.58	$5.92		$10.63	$9.98

Total Return (b)	11.26%	(44.12)%		6.88%		11.15%	(44.30)%		6.78%	(0.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$71,660	$34,599		$62,680		$15,767	$15,518		$33,064	$3,810
Ratios to average net assets:
Net expenses (a)(c)(d)	0.81%	0.81%		0.81%		1.06%	1.06%		1.06%	1.06%
Gross expenses (a)(d)	1.19%	1.17%		1.06%		1.44%	1.43%		1.46%	5.26%
Net investment income (loss) (a)(c)(d)	0.93%	0.43%		0.01%		0.72%	0.17%		(0.25)%	(0.10)%
Portfolio turnover rate	44%	265%		307%		44%	265%		307%	110%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the period from April 2, 2007 (Commencement of Operations – Initial Class Shares) through December 31, 2007.
***	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentage are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	WMC Blue Chip Mid Cap Fund Initial Class Shares								WMC Blue Chip Mid Cap Fund Service Class Shares
	Years Ended December 31,								Years Ended December 31,
	2009**	2008	2007		2006	2005		2004	2009**		2008*
Net Asset Value, Beginning of Period	$9.32	$17.95	$19.04		$20.60	$18.13		$15.61	$9.30		$15.70

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.01 †	0.01	(0.00	)(e)	0.18	(0.00	)(e)	0.02	0.00	(e)†	0.02
Net realized and unrealized gain (loss) on investments	0.61	(5.41)	2.87		1.87	2.98		2.50	0.60		(3.19)

Total from Investment Operations	0.62	(5.40)	2.87		2.05	2.98		2.52	0.60		(3.17)

Less Distributions from:
Net investment income	—	(0.03)	(0.25)		—	(0.02)		—	—		(0.03)
Net realized gain on investments	—	(3.20)	(3.71)		(3.61)	(0.49)		—	—		(3.20)

Total distributions	—	(3.23)	(3.96)		(3.61)	(0.51)		—	—		(3.23)

Net Asset Value, End of Period	$9.94	$9.32	$17.95		$19.04	$20.60		$18.13	$9.90		$9.30

Total Return (b)	6.65%	(35.14)%	15.41%		11.30%	16.61%		16.14%	6.57%		(26.06)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$53,980	$45,842	$85,438		$94,632	$94,928		$89,609	$34,835		$31,137
Ratio to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%		1.00%	1.00%		1.00%	1.25%		1.25%
Gross expenses (a)(d)	1.13%	1.21%	1.14%		1.14%	1.15%		1.12%	1.38%		1.47%
Net investment income (loss) (a)(c)(d)	0.26%	0.05%	(0.17)%		0.92%	(0.03)%		0.13%	0.00	%(e)	0.02%
Portfolio turnover rate	46%	104%	75%		83%	67%		60%	46%		104%

*	For the period from March 7, 2008 (Commencement of Operations – Service Class Shares) through December 31, 2008.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Lord Abbett Growth & Income Fund Initial Class Shares			Lord Abbett Growth & Income Fund Service Class Shares			Goldman Sachs Mid Cap Value Fund Initial Class Shares			Goldman Sachs Mid Cap Value Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2009**		2008*	2009**		2008*	2009**		2008*	2009**		2008*
Net Asset Value, Beginning of Period	$7.08		$10.00	$7.08		$10.00	$6.93		$10.00	$6.93		$10.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.02	†	0.06	0.02	†	0.06	0.06	†	0.05	0.05	†	0.07
Net realized and unrealized loss on investments	(0.12	)(e)	(2.92)	(0.14	)(e)	(2.93)	(0.26	)(e)	(3.06)	(0.27	)(e)	(3.09)

Total from Investment Operations	(0.10)		(2.86)	(0.12)		(2.87)	(0.20)		(3.01)	(0.22)		(3.02)

Less Distributions from:
Net investment income	—		(0.06)	—		(0.05)	—		(0.06)	—		(0.05)

Total distributions	—		(0.06)	—		(0.05)	—		(0.06)	—		(0.05)

Net Asset Value, End of Period	$6.98		$7.08	$6.96		$7.08	$6.73		$6.93	$6.71		$6.93

Total Return (b)	(1.41)%		(28.54)%	(1.69)%		(28.68)%	(2.89)%		(30.07)%	(3.17)%		(30.21)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$451,129		$2,229	$5,237		$2,620	$132,895		$6,496	$8,812		$4,452
Ratio to average net assets:
Net expenses (a)(c)(d)	0.87%		0.87%	1.12%		1.12%	1.07%		1.07%	1.32%		1.32%
Gross expenses (a)(d)	0.89%		0.90%	1.14%		1.14%	1.07%		1.08%	1.32%		1.32%
Net investment income (a)(c)(d)	0.76%		1.71%	0.75%		1.48%	1.91%		2.10%	1.50%		1.65%
Portfolio turnover rate	46%		73%	46%		73%	99%		90%	99%		90%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Goldman Sachs Short Duration Fund Initial Class Shares		Goldman Sachs Short Duration Fund Service Class Shares		Dreman Small Cap Value Fund Initial Class Shares		Dreman Small Cap Value Fund Service Class Shares
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
	2009***	2008*	2009***	2008*	2009***	2008**	2009***	2008**
Net Asset Value, Beginning of Period	$10.13	$10.00	$10.13	$10.00	$7.97	$10.00	$7.97	$10.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.08 †	0.16	0.08 †	0.14	0.04 †	0.01	0.03 †	0.01
Net realized and unrealized gain (loss) on investments	0.09	0.16	0.07	0.16	0.23	(2.03)	0.23	(2.03)

Total from Investment Operations	0.17	0.32	0.15	0.30	0.27	(2.02)	0.26	(2.02)

Less Distributions from:
Net investment income	(0.09)	(0.16)	(0.08)	(0.14)	—	(0.01)	—	(0.01)
Net realized gain on investments	—	(0.03)	—	(0.03)	—	—	—	—

Total distributions	(0.09)	(0.19)	(0.08)	(0.17)	—	(0.01)	—	(0.01)

Net Asset Value, End of Period	$10.21	$10.13	$10.20	$10.13	$8.24	$7.97	$8.23	$7.97

Total Return (b)	1.71%	3.22%	1.59%	3.00%	3.39%	(20.15)%	3.26%	(20.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$761,579	$54,602	$86,737	$63,422	$21,520	$4,316	$4,191	$1,424
Ratio to average net assets:
Net expenses (a)(c)(d)	0.65%	0.65%	0.90%	0.90%	1.15%	1.15%	1.40%	1.40%
Gross expenses (a)(d)	0.66%	0.68%	0.92%	0.92%	2.33%	8.84%	2.60%	6.68%
Net investment income (a)(c)(d)	1.56%	2.34%	1.60%	1.95%	0.95%	1.18%	0.68%	0.72%
Portfolio turnover rate	143%	333%	143%	333%	28%	28%	28%	28%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
***	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	PIMCO High Yield Fund Initial Class Shares		PIMCO High Yield Fund Service Class Shares		PIMCO Total Return Fund Initial Class Shares			PIMCO Total Return Fund Service Class Shares
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,			Years Ended December 31,
	2009***	2008*	2009***	2008*	2009***	2008**		2009***	2008**
Net Asset Value, Beginning of Period	$8.07	$10.00	$8.07	$10.00	$10.55	$10.00		$10.55	$10.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.32 †	0.53	0.31 †	0.51	0.17 †	0.03		0.16 †	0.02
Net realized and unrealized gain (loss) on investments	0.47	(1.85)	0.47	(1.85)	0.15	0.55		0.15	0.55

Total from Investment Operations	0.79	(1.32)	0.78	(1.34)	0.32	0.58		0.31	0.57

Less Distributions from:
Net investment income	(0.32)	(0.55)	(0.31)	(0.53)	(0.16)	(0.03)		(0.15)	(0.02)
Net realized gain on investments	—	(0.06)	—	(0.06)	—	(0.00	)(e)	—	(0.00	)(e)

Total distributions	(0.32)	(0.61)	(0.31)	(0.59)	(0.16)	(0.03)		(0.15)	(0.02)

Net Asset Value, End of Period	$8.54	$8.07	$8.54	$8.07	$10.71	$10.55		$10.71	$10.55

Total Return (b)	9.99%	(13.74)%	9.86%	(13.92)%	3.09%	5.82%		2.96%	5.76%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$80,264	$3,134	$19,233	$12,300	$58,570	$13,823		$102,274	$18,397
Ratio to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	1.00%	1.00%	0.65%	0.65%		0.90%	0.90%
Gross expenses (a)(d)	0.75%	0.77%	1.00%	1.03%	0.66%	0.68%		0.91%	0.93%
Net investment income (a)(c)(d)	7.78%	6.74%	7.70%	7.18%	3.24%	1.19%		3.04%	0.97%
Portfolio turnover rate	157%	75%	157%	75%	250%	181%		250%	181%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
***	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	AIM Small Cap Growth Fund Initial Class Shares			AIM Small Cap Growth Fund Service Class Shares		AllianceBernstein International Value Fund Initial Class Shares		AllianceBernstein International Value Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
	2009**	2008*		2009**	2008*	2009**	2008*	2009**	2008*
Net Asset Value, Beginning of Period	$7.51	$10.00		$7.50	$10.00	$7.92	$10.00	$7.92	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	(0.02)†	(0.00	)(e)	(0.03)†	(0.01)	0.19 †	0.01	0.16 †	0.02
Net realized and unrealized gain (loss) on investments	0.87	(2.49)		0.87	(2.49)	0.37	(2.07)	0.39	(2.09)

Total from Investment Operations	0.85	(2.49)		0.84	(2.50)	0.56	(2.06)	0.55	(2.07)

Less Distributions from:
Net investment income	—	—		—	—	—	(0.02)	—	(0.01)

Total distributions	—	—		—	—	—	(0.02)	—	(0.01)

Net Asset Value, End of Period	$8.36	$7.51		$8.34	$7.50	$8.48	$7.92	$8.47	$7.92

Total Return (b)	11.32%	(24.90)%		11.20%	(25.00)%	7.07%	(20.64)%	6.94%	(20.69)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$10,998	$2,530		$3,734	$1,544	$29,621	$9,763	$2,738	$2,051
Ratio to average net assets:
Net expenses (a)(c)(d)	1.15%	1.15%		1.40%	1.40%	0.75%	0.75%	1.00%	1.00%
Gross expenses (a)(d)	3.28%	11.09%		3.66%	9.42%	1.73%	6.64%	2.09%	4.64%
Net investment income (loss) (a)(c)(d)	(0.56)%	(0.40)%		(0.82)%	(0.72)%	5.04%	1.18%	4.23%	1.07%
Portfolio turnover rate	11%	4%		11%	4%	15%	7%	15%	7%

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	BlackRock Inflation Protected Bond Fund Initial Class Shares			BlackRock Inflation Protected Bond Fund Service Class Shares			Ibbotson Moderate Fund Initial Class Shares				Ibbotson Moderate Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,				Years Ended December 31,
	2009**	2008*		2009**	2008*		2009**		2008*		2009**		2008*
Net Asset Value, Beginning of Period	$9.87	$10.00		$9.87	$10.00		$9.19		$10.00		$9.18		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.08 †	(0.05)		0.07 †	(0.06)		0.10	†	0.03		0.10	†	0.02
Net realized and unrealized gain (loss) on investments	0.26	(0.05	)(c)	0.24	(0.04	)(c)	0.43		(0.84	)(c)	0.43		(0.84	)(c)

Total from Investment Operations	0.34	(0.10)		0.31	(0.10)		0.53		(0.81)		0.53		(0.82)

Less Distributions from:
Net investment income	(0.12)	(0.03)		(0.11)	(0.03)		—		—		—		—

Total distributions	(0.12)	(0.03)		(0.11)	(0.03)		—		—		—		—

Net Asset Value, End of Period	$10.09	$9.87		$10.07	$9.87		$9.72		$9.19		$9.71		$9.18

Total Return (b)	3.47%	(0.95)%		3.18%	(0.96)%		5.77%		(8.10)%		5.77%		(8.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$55,235	$8,311		$30,595	$4,276		$147		$46		$175,116		$33,974
Ratio to average net assets:
Net expenses (a)(d)(e)	0.65%	0.65%		0.90%	0.90%		0.20	%(f)	0.20	%(f)	0.45	%(f)	0.45	%(f)
Gross expenses (a)(e)	0.66%	0.68%		0.91%	0.93%		0.41	%(f)	17.09	%(f)	0.63	%(f)	2.12	%(f)
Net investment income (loss) (a)(d)(e)	1.67%	(4.63)%		1.45%	(4.60)%		2.28%		1.15%		2.17%		2.22%
Portfolio turnover rate	175%	85%		175%	85%		6	%(g)	1	%(g)	6	%(g)	1	%(g)

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Ibbotson Balanced Fund Initial Class Shares			Ibbotson Balanced Fund Service Class Shares			Ibbotson Growth Fund Initial Class Shares			Ibbotson Growth Fund Service Class Shares
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2009**	2008*		2009**	2008*		2009**	2008*		2009**	2008*
Net Asset Value, Beginning of Period	$9.07	$10.00		$9.06	$10.00		$8.87	$10.00		$8.87	$10.00

Income (Loss) from Investment Operations:
Net investment income (e)	0.08 †	0.02		0.08 †	0.01		0.05 †	0.02		0.06 †	0.01
Net realized and unrealized gain (loss) on investments	0.50	(0.95	)(c)	0.49	(0.95	)(c)	0.51	(1.15	)(c)	0.48	(1.14	)(c)

Total from Investment Operations	0.58	(0.93)		0.57	(0.94)		0.56	(1.13)		0.54	(1.13)

Net Asset Value, End of Period	$9.65	$9.07		$9.63	$9.06		$9.43	$8.87		$9.41	$8.87

Total Return (b)	6.39%	(9.30)%		6.29%	(9.40)%		6.31%	(11.30)%		6.09%	(11.30)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$186	$56		$229,826	$38,747		$237	$92		$175,585	$33,191
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.20%	0.20%		0.45%	0.45%		0.20%	0.20%		0.45%	0.45%
Gross expenses (a)(e)(f)	0.38%	16.72%		0.62%	2.11%		0.43%	14.32%		0.65%	2.08%
Net investment income (a)(d)(e)	1.67%	0.88%		1.82%	1.82%		1.27%	1.20%		1.28%	1.53%
Portfolio turnover rate (g)	5%	0%		5%	0%		5%	7%		5%	7%

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
**	For the six months ended June 30, 2009 (Unaudited).
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS (Unaudited)	Sun Capital Advisers Trust

NOTE 1 — ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twenty funds (each referred to as a “Fund” and, collectively, as “the Funds”), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by affiliated insurance companies to fund variable annuity contracts and variable life insurance policies. Three of the Funds (Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund) are affiliated “Fund-of-Funds”, which invest in other Funds of the Trust and in other mutual funds managed by Massachusetts Financial Services Company, an affiliate of the investment adviser to each Fund of the Trust, Sun Capital Advisers LLC (“Sun Capital”).

All of the Funds are open-end mutual funds under the 1940 Act. Each is classified as a diversified mutual fund except for the Global Real Estate Fund and BlackRock Inflation Protected Bond Fund. Each Fund offers Initial Class Shares and Service Class Shares. The Funds are:

Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”)

Sun Capital Money Market Fund (“Money Market Fund”)

Sun Capital Global Real Estate Fund (“Global Real Estate Fund”)

SC Davis Venture Value Fund (“Davis Venture Value Fund”)

SC Oppenheimer Main Street Small Cap Fund (“Oppenheimer Main Street Small Cap Fund”)

SC Oppenheimer Large Cap Core Fund (“Oppenheimer Large Cap Core Fund”)

SC WMC Large Cap Growth Fund (“Large Cap Growth Fund”)

SC WMC Blue Chip Mid Cap Fund (“Blue Chip Mid Cap Fund”)

SC Lord Abbett Growth & Income Fund (“Lord Abbett Growth & Income Fund”)

SC Goldman Sachs Mid Cap Value Fund (“Goldman Sachs Mid Cap Value Fund”)

SC Goldman Sachs Short Duration Fund (“Goldman Sachs Short Duration Fund”)

SC Dreman Small Cap Value Fund (“Dreman Small Cap Value Fund”)

SC PIMCO High Yield Fund (“PIMCO High Yield Fund”)

SC PIMCO Total Return Fund (“PIMCO Total Return Fund”)

SC AIM Small Cap Growth Fund (“AIM Small Cap Growth Fund”)

SC AllianceBernstein International Value Fund (“AllianceBernstein International Value Fund”)

SC BlackRock Inflation Protected Bond Fund (“BlackRock Inflation Protected Bond Fund”)

SC Ibbotson Moderate Fund (“Ibbotson Moderate Fund”)

SC Ibbotson Balanced Fund (“Ibbotson Balanced Fund”)

SC Ibbotson Growth Fund (“Ibbotson Growth Fund”)

Each Fund-of-Funds seeks to achieve its objectives by investing in portfolios of underlying affiliated funds (“underlying funds”) which, in turn, may invest in a variety of U.S. and foreign equity, fixed income, money market and derivative instruments. The Fund-of-Funds do not invest in the underlying funds for the purpose of exercising management or control, however investments by the Fund-of-Funds, within their principal investment strategies may represent a significant portion of the underlying funds’ net assets. Each Fund-of-Funds’ “Portfolio of Investments” lists the underlying funds held as an investment of the Fund-of-Funds as of period end, but does not include the holdings of the underlying funds. A complete list of the holdings of each underlying fund, as well as the financial statements of each underlying fund, each as of June 30, 2009, are available at the SEC’s website at www.sec.gov if not already provided in this report under the name of the underlying fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

a) Valuation of Investments

The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business (a valuation day). If the New York Stock Exchange closes early for any reason, each Fund will accelerate the determination of its NAV to that earlier time.

Investments in securities listed on the National Association of Securities Dealers Automation Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price on the day of valuation. Securities listed on any other U.S. or foreign exchanges are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date, or if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Over-the-counter equity securities not quoted on the NASDAQ are valued at the last sale price on the valuation day, or, if no sale occurs, at the mean between the last bid and asked prices. If both bid and asked prices are not available for that day, the last bid price is used. Investments in open end mutual funds and underlying funds are valued at their daily closing net asset value per share as reported by the investment company. Securities for which current market quotations are not readily available or are considered unreliable are stated at fair value as determined in good faith by an Internal Pricing Committee under the oversight of the Board of Trustees.

The close of foreign exchanges before the determination of each Fund’s NAV gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign exchanges close but before the Funds determine their NAV. To account for this, the Board of Trustees has approved an independent pricing vendor to facilitate the fair value process of equity securities traded on certain foreign exchanges. The frequency with which this fair value process is used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value calculation under this fair value process may differ from published prices for the same securities.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

b) Fair Value Measurements

Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date. In accordance with FAS 157, the Funds have categorized their financial instruments, based on priority of the inputs to the valuation technique, into a three level hierarchy. The Funds utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

inputs. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The three-tier hierarchy of fair value measurements is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets or liabilities

Level 2 – significant other observable inputs, including:

a)	Quoted prices for identical or similar assets or liabilities in active and non-active markets,

b)	Inputs other than quoted market prices that are observable, and

c)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of assets or liabilities)

Effective June 30, 2009, the Trust adopted FASB Staff Position (“FSP”) 157-4. FSP 157-4 provides additional guidance for estimating fair value for Level 2 and Level 3 securities when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 also amends the disclosure requirements of FAS 157 to require annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities. The tables summarizing the inputs used to value the Fund’s assets and liabilities measured at fair value as of June 30, 2009 are incorporated within the footnotes to each Fund’s Portfolio of Investments.

c) Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income from securities and dividend and capital gain distributions from affiliated underlying funds are recorded on the ex-dividend date (net of foreign withholding taxes, as applicable). Non-cash dividends included in income, if any, are recorded at fair market value of securities received. Interest income is recorded on the accrual basis (net of foreign withholding taxes). Discounts and premiums on debt securities are amortized using the interest method. Upon notification from issuers some dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes. Net investment income, realized and unrealized gains and losses are borne pro rata on the basis of relative net assets by all classes of shares.

d) Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

e) Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and assets and liabilities in foreign currencies. Net realized gains and losses on foreign currency transactions include disposition of foreign currencies, net gains or losses from assets or liabilities denominated in foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

f) Principal Investment Risks

In the normal course of pursuing their investment objectives, the Funds may trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), failure of the other party to a transaction to perform (credit risk), fluctuations in foreign currencies (foreign currency exchange risk) and unfavorable changes in interest rates (interest rate risk). The Funds may be also exposed to counterparty risk, the type of credit risk associated with a default by an institution or other entity with which the Funds have unsettled or open transactions. The potential loss due to any of these risks could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. In addition, investing in foreign markets may also involve special risks and considerations not typically associated with investing in the U.S. such as high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Counterparty credit risk is managed through evaluation of each counterparty prior to entering into transactions with them. Transactions in listed securities are generally settled/paid for upon delivery using approved counterparties. The risk of loss would generally be considered low as the trades will fail if either party fails to meet its obligation.

The Funds may also restrict their exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Funds attempt to reduce exposure to counterparty credit risk by entering into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties for certain over-the-counter derivative and foreign exchange contract transactions. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Early termination could be detrimental to the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

g) Derivative Instruments

On January 1, 2009, the Trust adopted FASB Statement of Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“FAS 133”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivative instruments, the quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative contracts. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting treatment. The Funds reflect derivatives at fair value and recognize changes in fair value in the Statement of Operations, and as such, do not qualify for FAS 133 hedge accounting treatment. The Funds’ objectives and strategies for using derivative instruments as well as associated investment risks have been incorporated for the current period as part of the disclosures within Notes 2 (h) – (k).

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2009:

	Asset Derivatives
Fund	Derivative Type	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Money Market	Capital Support Agreement(a)	$—	$—	$76,657	$—	$76,657

	Total Value	$—	$—	$76,657	$—	$76,657

Goldman Sachs Mid Cap Value	Futures Contracts(b)	$—	$—	$—	$3,218	$3,218

	Total Value	$—	$—	$—	$3,218	$3,218

Goldman Sachs Short Duration	Futures Contracts(b)	$595,256	$—	$—	$—	$595,256

	Total Value	$595,256	$—	$—	$—	$595,256

PIMCO High Yield	Forward Sales Contracts(c)	$468	$—	$—	$—	$468
	Futures Contracts(b)	7,925	—	—	—	7,925
	Swap Contracts(d)	—	—	70,401	—	70,401
	Forward Foreign Currency Exchange Contracts(e)	—	832	—	—	832

	Total Value	$8,393	$832	$70,401	$—	$79,626

PIMCO Total Return	Futures Contracts(b)	$217,993	$—	$—	$—	$217,993
	Swap Contracts(d)	18,389	—	11,088	—	29,477
	Forward Foreign Currency Exchange Contracts(e)	—	34,905	—	—	34,905

	Total Value	$236,382	$34,905	$11,088	—	$282,375

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Asset Derivatives
Fund	Derivative Type	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
AllianceBernstein International Value	Forward Foreign Currency Exchange Contracts(e)	$—	$25,238	$—	$—	$25,238

	Total Value	$—	$25,238	$—	$—	$25,238

BlackRock Inflation Protected Bond	Futures Contracts(b)	$120,932	$—	$—	$—	$120,932
	Swap Contracts(d)	110,351	—	—	—	110,351

	Total Value	$231,283	$—	$—	$—	$231,283

(a)	Statement of Assets and Liabilities location: Investments, at value. See Note 9.
(b)	Statement of Assets and Liabilities location: Futures variation margin receivable. Amount includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Portfolio of Investments and Note 2: Futures. Only variation margin receivable as of June 30, 2009 is reported within the Statement of Assets and Liabilities.
(c)	Statement of Assets and Liabilities location: Forward sales contract, at value.
(d)	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.
(e)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

	Liability Derivatives
Fund	Derivative Type	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Goldman Sachs Short Duration	Futures Contracts(a)	$(322,405)	$—	$—	$—	$(322,405)

	Total Value	$(322,405)	$—	$—	$—	$(322,405)

PIMCO High Yield	Written Option Contracts(c)	$(4,950)	$—	$—	$—	$(4,950)
	Futures Contracts(a)	(198,480)	—	—	—	(198,480)
	Swap Contracts(b)	—	—	(83,049)	—	(83,049)
	Forward Foreign Currency Exchange Contracts(d)	—	(83,707)	—	—	(83,707)

	Total Value	$(203,430)	$(83,707)	$(83,049)	$—	$(370,186)

PIMCO Total Return	Written Option Contracts(c)	$(888)	$—	$—	$—	$(888)
	Futures Contracts(a)	(118,817)	—	—	—	(118,817)
	Swap Contracts(b)	(46,615)	—	—	—	(46,615)
	Forward Foreign Currency Exchange Contracts(d)	—	(19,046)	—	—	(19,046)

	Total Value	$(166,320)	$(19,046)	$—	$—	$(185,366)

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Liability Derivatives
Fund	Derivative Type	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
AllianceBernstein International Value	Futures Contracts(a)	$—	$—	$—	$(5)	$(5)
	Forward Foreign Currency Exchange Contracts(d)	—	(65,642)	—	—	(65,642)

	Total Value	$—	$(65,642)	$—	$(5)	$(65,647)

BlackRock Inflation Protected Bond	Written Swaption Contracts(c)	$(339,323)	$—	$—	$—	$(339,323)
	Futures Contracts(a)	(20,135)	—	—	—	(20,135)
	Swap Contracts(b)	(23,099)	—	—	—	(23,099)
	Forward Foreign Currency Exchange Contracts(d)	—	(41,539)	—	—	(41,539)

	Total Value	$(382,557)	$(41,539)	$—	$—	$(424,096)

(a)	Statement of Assets and Liabilities location: Futures variation margin payable. Amount includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Portfolio of Investments and Note 2: Futures. Only variation margin payable as of June 30, 2009 is reported within the Statement of Assets and Liabilities.
(b)	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.
(c)	Statement of Assets and Liabilities location: Options written.
(d)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2009:

	Realized Gain/(Loss)
Fund	Derivative Type	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total

Goldman Sachs Mid Cap Value	Futures Contracts(a)	$—	$—	$—	$232,022	$232,022

	Total Value	$—	$—	$—	$232,022	$232,022

Goldman Sachs Short Duration	Futures Contracts(a)	$943,744	$—	$—	$—	$943,744

	Total Value	$943,744	$—	$—	$—	$943,744

PIMCO High Yield	Written Option Contracts(b)	$33,258	$—	$—	$—	$33,258
	Futures Contracts(a)	(56,896)	—	—	—	(56,896)
	Swap Contracts(c)	(580,713)	—	(75,034)	—	(655,747)
	Forward Foreign Currency Exchange Contracts(d)	—	(122,019)	—	—	(122,019)

	Total Value	$(604,351)	$(122,019)	$(75,034)	$—	$(801,404)

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Realized Gain/(Loss)
Fund	Derivative Type	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
PIMCO Total Return	Written Option Contracts(b)	$72,475	$—	$—	$—	$72,475
	Futures Contracts(a)	(7,898)	—	—	—	(7,898)
	Swap Contracts(c)	—	—	(2,172)	—	(2,172)
	Forward Foreign Currency Exchange Contracts(d)	—	(26,998)	—	—	(26,998)

	Total Value	$64,577	$(26,998)	$(2,172)	—	$35,407

AllianceBernstein International Value	Futures Contracts(a)	$—	$—		$51,762	$51,762
	Forward Foreign Currency Exchange Contracts(d)	—	(66,331)	—	—	(66,331)

	Total Value	$—	$(66,331)	$—	$51,762	$(14,569)

BlackRock Inflation Protected Bond	Futures Contracts(a)	$(46,381)	$—	$—	$—	$(46,381)
	Swap Contracts(c)	50,349	—	—	—	50,349
	Forward Foreign Currency Exchange Contracts(d)	—	11,319	—	—	11,319

	Total Value	$3,968	$11,319	$—	$—	$15,287

(a)	Statement of Operations location: Net realized gain (loss) from: Futures.
(b)	Statement of Operations location: Net realized gain (loss) from: Written options.
(c)	Statement of Operations location: Net realized gain (loss) from: Swaps.
(d)	Statement of Operations location: Net realized gain (loss) from: Foreign currency related transactions (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Money Market	Capital Support Agreement(a)	$—	$—	$(291,400)	$—	$(291,400)

	Total Value	$—	$—	$(291,400)	$—	$(291,400)

Goldman Sachs Mid Cap Value	Futures Contracts(b)	$—	$—	$—	$(23,779)	$(23,779)

	Total Value	$—	$—	$—	$(23,779)	$(23,779)

Goldman Sachs Short Duration	Forward Sales Contracts(c)	$93,556	$—	$—	$—	$93,556
	Futures Contracts(b)	158,813	—	—	—	158,813

	Total Value	$252,369	$—	$—	$—	$252,369

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
PIMCO High Yield	Written Option Contracts(d)	$12,128	$—	$—	$—	$12,128
	Forward Sales Contracts(c)	468	—	—	—	468
	Futures Contracts(b)	(275,281)	—	—	—	(275,281)
	Swap Contracts(e)	308,573	—	43,010	—	351,583
	Forward Foreign Currency Exchange Contracts(f)	—	(44,320)	—	—	(44,320)

	Total Value	$45,888	$(44,320)	$43,010	$—	$44,578

PIMCO Total Return	Written Option Contracts(d)	$3,652	$—	$—	$—	$3,652
	Futures Contracts(b)	(50,829)	—	—	—	(50,829)
	Swap Contracts(e)	(28,226)	—	11,088	—	(17,138)
	Forward Foreign Currency Exchange Contracts(f)	—	53,710	—	—	53,710

	Total Value	$(75,403)	$53,710	$11,088	—	$(10,605)

AllianceBernstein International Value	Futures Contracts(b)	$—	$—	$—	$(6,913)	$(6,913)
	Forward Foreign Currency Exchange Contracts(f)	—	(37,429)	—	—	(37,429)

	Total Value	$—	$(37,429)	$—	$(6,913)	$(44,342)

BlackRock Inflation Protected Bond	Written Option Contracts(d)	$(7,013)	$—	$—	$—	$(7,013)
	Futures Contracts(b)	145,630	—	—	—	145,630
	Swap Contracts(e)	96,659	—	—	—	96,659
	Forward Foreign Currency Exchange Contracts(f)	—	(41,539)	—	—	(41,539)

	Total Value	$235,276	$(41,539)	$—	$—	$193,737

(a)	Statement of Operations location: Change in unrealized appreciation/(depreciation) on: Capital Support Agreement.
(b)	Statement of Operations location: Change in unrealized appreciation/(depreciation) on: Futures.
(c)	Statement of Operations location: Change in unrealized appreciation/(depreciation) on: Forward Sales Contracts.
(d)	Statement of Operations location: Change in unrealized appreciation/(depreciation) on: Written options.
(e)	Statement of Operations location: Change in unrealized appreciation/(depreciation) on: Swaps.
(f)	Statement of Operations location: Change in unrealized appreciation/(depreciation) on: Assets and liabilities in foreign currencies (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

The derivative instruments outstanding as of June 30, 2009 as disclosed in footnotes to each applicable Fund’s Portfolio of Investments and the amount of realized and unrealized gains and losses on derivative instruments during the six months ended June 30, 2009 as disclosed in each Fund’s Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

h) Swap Agreements

The Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Amount of collateral posted or received by a Fund, as noted on each applicable Fund’s Portfolio of Investments, is generally subject to certain minimum requirements as determined between the Fund and each counterparty.

The value of the swap is adjusted daily based upon quotations from an independent pricing vendor and the change in value is recorded as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. Upfront swap premium payments paid or received by the Fund, if any, are recorded as such on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap contract to compensate for differences between stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates and other relevant factors). Under the terms of the swap contracts, the Fund receives or makes net periodic payments which are included as part of realized gains or losses on the Fund’s Statement of Operations. Liquidation payments received or made at the end of the measurement period are recorded, net of a proportional amount of the upfront payments, if any, as realized gain or loss in the Fund’s Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Operations. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

(i) Credit Default Swap Agreements

Certain Funds may enter into credit default swap agreements. A Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, to add leverage to the portfolio, or to hedge the risk of default on other securities held by the Fund. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of certain third party debt obligations to the counterparty in the event of a credit event (generally including the occurrence of a bankruptcy, failure to make payments in respect of debt obligations, or debt restructurings) in respect of such third party, such as a U.S. or foreign corporate issuer. Such a payment would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities or to take a view as to the likelihood of default of debt securities. This would involve the risk that the contract may expire worthless if a credit event does not occur during the term of the transaction. It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a credit event. In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked to market basis. In connection with

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

credit default swaps in which the Fund is the seller, the Fund will segregate cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose to deliver the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues to provide a measure of protection against credit events in respect of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of the occurrence of a credit event in respect of a particular issuer.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of certain credit events in respect of or default of all or part of the referenced entities comprising the credit index. A credit index is a list or a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Index credit default swaps that reference asset-backed or mortgage-backed instruments may require payments in the event of a write-down, principal or interest shortfall in respect of the underlying instruments. Index credit default swaps that reference corporate entities or instruments generally include the same credit events that would be contained in a single-name credit default swap on the relevant corporate entity or instruments. An index credit default swap references all the entities in the index, and if there is a credit event, the credit event is settled based on that entity’s weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many individual credit default swaps to achieve a similar effect.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2009 for which a Fund is the seller of protection are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

As of June 30, 2009, the PIMCO High Yield Fund and PIMCO Total Return Fund had open credit default swap contracts as listed on each Fund’s Portfolio of Investments.

(ii) Interest Rate Swap Agreements

Certain Funds may enter into interest rate swap agreements to manage the interest rate risk inherent in the Fund’s underlying investments such as fixed rate bonds. The value of these bonds may decrease if interest rates rise. In an interest rate swap, the Fund would agree to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

As of June 30, 2009, only PIMCO Total Return Fund had open interest rate swap agreements as listed on the Fund’s Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

(iii) Total Return Swap Agreements

Certain Funds may enter into total return swap agreements to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the fund under contract. Total return swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

As of June 30, 2009, only BlackRock Inflation Protected Bond Fund had outstanding total return swap contracts as listed on the Fund’s Portfolio of Investments.

i) Forward Foreign Currency Exchange and Spot Contracts

Certain Funds may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds segregate liquid assets or engage in other appropriate measures to cover their obligations under these contracts, as noted on each applicable Fund’s Portfolio of Investments.

Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) on forward foreign currency contracts on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed which is included in realized gain/(loss) on foreign currency related transactions on the Statement of Operations.

As of June 30, 2009, PIMCO High Yield Fund, PIMCO Total Return Fund, AllianceBernstein International Value Fund and BlackRock Inflation Protected Bond Fund had open forward foreign currency exchange contracts as listed on each Fund’s Portfolio of Investments.

j) Futures

Certain Funds may enter into futures contracts. A Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse, regulated and approved by the Commodity Futures Trading Commission, in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (the “settlement date”). Certain risks may arise upon entering into futures contracts, including the risk that an illiquid commodity market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

the value of the securities. The Funds segregate liquid assets or engage in other appropriate measures to cover their obligations under these contracts, as noted on each applicable Fund’s Portfolio of Investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded as unrealized gains or losses in the Fund’s Statement of Operations. Futures contracts are valued at the most recent settlement price. The value of futures contracts will be the sum of the initial margin plus or minus the difference between the value of the futures contract on each day the Fund’s net asset value is calculated and the value on the date the futures contract is originated. Futures contracts involve, to a varying degree, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

As of June 30, 2009, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund, PIMCO Total Return Fund, AllianceBernstein International Value Fund and BlackRock Inflation Protected Bond Fund had open futures contracts as listed on each Fund’s Portfolio of Investments.

k) Options

Certain Funds may enter into option contracts or swaption contracts on securities, futures, commodities or swaps it owns or in which it may invest. The Fund may enter into option or swaption contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; or to enhance potential gain. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (a “call option”), or sell to (a “put option”) the writer a designated instrument at a specified price within a specified period of time. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Writing call options tends to decrease a Fund’s exposure to the underlying instruments. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If a Fund writes a put option, it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Funds segregate liquid assets or engage in other appropriate measures to cover their obligations under these contracts, as noted on each applicable Fund’s Portfolio of Investments.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. The Fund pays a premium as cost for a purchased put or call option, which is disclosed in the Fund’s Portfolio of Investments and subsequently marked to market to reflect the current value of the option. The liability representing the Fund’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

prices or at the most recent asked price (bid price for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized on the Statement of Operations when the option contract expires or is closed.

As of June 30, 2009, PIMCO High Yield Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund had open written option or swaption contracts as listed on each Fund’s Portfolio of Investments.

Transactions in options and swaptions written during the six months ended June 30, 2009 were as follows:

PIMCO High Yield Fund	Number of Options Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	—	$—	$—
Written during the period	207	3,000,000	53,655
Bought back during the period	(40)	(400,000)	(3,504)
Expired during the period	(68)	(2,600,000)	(33,073)

Balance at end of period	99	$—	$17,078

PIMCO Total Return Fund	Number of Options Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	—	$—	$—
Written during the period	85	10,900,000	77,015
Bought back during the period	—	—	—
Expired during the period	(66)	(10,900,000)	(72,475)

Balance at end of period	19	$—	$4,540

BlackRock Inflation Protected Bond Fund	Number of Options Contracts	Swaptions Notional Par	Premium Amount
Beginning of period	—	$—	$—
Written during the period	—	6,600,000	332,310
Bought back during the period	—	—	—
Expired during the period	—	—	—

Balance at end of period	—	$6,600,000	$332,310

l) Mortgage Dollar Roll Transactions

Certain funds may enter into mortgage dollar roll (“MDR”) transactions with selected financial institutions to take advantage of opportunities in the mortgage market. A Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of mortgage-backed securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price on a specified future date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. As of June 30, 2009 there were no open MDR transactions.

m) Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Each Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Certain risks may arise when investing in REITs. Although Global Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other funds that may invest in REITs may, to a lesser degree, be subject to these risks. Risks associated with the real estate industry may include risks resulting from future economic, political and environmental conditions.

n) Repurchase Agreements

The Funds may invest in repurchase agreements. In a repurchase agreement, a Fund buys a security (“collateral”) for a relatively short period (usually not more than 7 days) subject to the obligation to sell the security back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. Securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian. The value of the collateral must at least equal 102% of the principal amount of the repurchase transaction, until the agreement matures. The value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default. As of June 30, 2009, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund, Goldman Sachs Short Duration Fund, AIM Small Cap Growth Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund had open repurchase agreements as listed on each Fund’s Portfolio of Investments.

o) When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. If the other party involved in the transaction fails to deliver the securities, the Fund is at risk to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date, and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

fluctuations in the value of such contracts are recorded as unrealized gains or losses. As of June 30, 2009, only PIMCO High Yield Fund had outstanding forward sales contracts as listed on the Fund’s Portfolio of Investments.

p) Treasury Inflation-Protected Securities

Certain Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to reflect inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principal due to inflation are reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government. At June 30, 2009, Investment Grade Bond Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Fund held TIPS as listed on each Fund’s Portfolio of Investments.

q) Equity Linked Securities

Certain Funds may invest in equity-linked securities which are privately issued securities with investment results that are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on direct investments by foreigners. To the extent that the Funds invest in equity-linked securities having returns that correspond to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. At June 30, 2009, AllianceBernstein International Value Fund held equity-linked securities as listed on the Fund’s Portfolio of Investments.

r) Dividends and Distributions

The Investment Grade Bond Fund, Money Market Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund declare dividends from net investment income daily, if any, and pay dividends monthly. Each of the remaining Funds in the Trust declare and pay dividends from net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for distributions from REIT securities, currency gain (loss), Passive Foreign Investment Companies (PFIC’s), non-deductible 12b-1 fees, derivative transactions, TIPS adjustments and reclassifications of short-term capital gains from underlying funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

s) Federal Income Taxes

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

The Funds are subject to the provisions of FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes – an interpretation of FASB statement 109” (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of the benefit of a tax position taken or expected to be taken on a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are recorded based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

A portion of the dividend income recorded by certain funds is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital may be recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 2008, the following Funds had available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

Fund	Expires December 31, 2016
Davis Venture Value	$1,763,796
Oppenheimer Main Street Small Cap	17,652,366
Oppenheimer Large Cap Core	2,287,986
WMC Large Cap Growth	17,593,194
WMC Blue Chip Mid Cap	5,608,009
Lord Abbett Growth & Income	218,915
Goldman Sachs Mid Cap Value	161,747
AIM Small Cap Growth	5,033
AllianceBernstein International Value	19,725

Under current tax law, certain capital or currency losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2008, the following Funds elected to defer net losses arising between November 1, 2008 and December 31, 2008.

Fund	Amount
Investment Grade Bond	$741,388
Global Real Estate	535,881
Davis Venture Value	971,223
Oppenheimer Main Street Small Cap	3,777,029
Oppenheimer Large Cap Core	1,450,873
WMC Large Cap Growth	2,087,755
WMC Blue Chip Mid Cap	4,336,795
Lord Abbett Growth & Income	81,241
Goldman Sachs Mid Cap Value	284,117
Dreman Small Cap Value	156,320
PIMCO High Yield	73,583

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Fund	Amount
PIMCO Total Return	$33,953
AIM Small Cap Growth	47,277
AllianceBernstein International Value	142,006
BlackRock Inflation Protected Bond	31,650

t) Recently Issued Accounting Pronouncements

In June 2009, FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162, (“FAS 168”), effective for interim and annual periods ending on or after September 15, 2009. FAS 168 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. Management is currently evaluating the impact the adoption of FAS 168 will have on the Funds’ financial statements.

NOTE 3 — INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

a) Investment Advisory Agreement

Sun Capital (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory agreements with the Trust. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada U.S. Operations Holdings, Inc. (“Sun Life U.S. Ops Holdco”), a holding company. Sun Life Financial Inc. (“Sun Life Financial”), a publicly traded holding company, is the ultimate parent of Sun Life US Ops Holdco and the Adviser. The Adviser, at its own cost, has retained Davis Selected Advisers, L.P., as subadviser for the Davis Venture Value Fund; Oppenheimer Funds, Inc., as subadviser for the Oppenheimer Main Street Small Cap Fund and the Oppenheimer Large Cap Core Fund and OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, Inc., as sub-subadviser to the Oppenheimer Large Cap Core Fund; Wellington Management Company, LLP, as subadviser for the WMC Blue Chip Mid Cap Fund and WMC Large Cap Growth Fund; Lord, Abbett & Co. LLC, as subadviser for the Lord Abbett Growth & Income Fund; Goldman Sachs Asset Management, L.P., as subadviser for the Goldman Sachs Mid Cap Value Fund and the Goldman Sachs Short Duration Fund; Dreman Value Management, LLC, as sub-adviser for the Dreman Small Cap Value Fund; Pacific Investment Management Company LLC, as subadviser for PIMCO High Yield Fund and PIMCO Total Return Fund; Invesco AIM Advisors, Inc., as subadviser for AIM Small Cap Growth Fund; AllianceBernstein L.P., as subadviser for the AllianceBernstein International Value Fund; BlackRock Financial Management, Inc., as subadviser for the BlackRock Inflation Protected Bond Fund; and Ibbotson Associates, Inc., as subadviser for the Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreements, the following fourteen Funds pay compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

Fund	Asset Level	Fee
Investment Grade Bond	All	0.60%

Money Market	All	0.50%

Global Real Estate	All	0.95%

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Fund	Asset Level	Fee
Davis Venture Value	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap	$0-$400 million $400 million-$800 million over $800 million	0.80% 0.75% 0.70%

Oppenheimer Large Cap Core	All	0.70%

WMC Large Cap Growth	$0-$750 million over $750 million	0.75% 0.70%

WMC Blue Chip Mid Cap	$0-$300 million over $300 million	0.80% 0.75%

Dreman Small Cap Value	$0-$250 million over $250 million	0.90% 0.85%

AIM Small Cap Growth	$0-$250 million over $250 million	0.95% 0.90%

AllianceBernstein International Value	All	0.63%

Ibbotson Moderate	All	0.125%

Ibbotson Balanced	All	0.125%

Ibbotson Growth	All	0.125%

Under the investment advisory and management agreements, the following six Funds pay a unified management fee to the Adviser on a monthly basis for its advisory and management services. Each fee is calculated based on a stated percentage of the Fund’s average daily net assets, as follows:

Fund	Asset Level	Fee
Lord Abbett Growth & Income	All	0.87%

Goldman Sachs Mid Cap Value	All	1.05%

Goldman Sachs Short Duration*	All	0.64%

PIMCO High Yield*	All	0.74%

PIMCO Total Return	All	0.65%

BlackRock Inflation Protected Bond	All	0.65%

*	Prior to February 23, 2009, the unified management fee for Goldman Sachs Short Duration and PIMCO High Yield was 0.65% and 0.75%, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

b) Limitations

The Adviser has contractually agreed (until at least April 30, 2011) to reduce its advisory fee and to reimburse each Fund’s other operating expenses to reduce each Fund’s total annual operating expenses to:

	Contractual Expense Limitations
Fund	Initial Class	Service Class
Investment Grade Bond	0.75%	1.00%
Money Market	0.50%	0.75%
Global Real Estate	1.10%	1.35%
Davis Venture Value	0.90%	1.15%
Oppenheimer Main Street Small Cap	1.00%	1.25%
Oppenheimer Large Cap Core	0.90%	1.15%
WMC Large Cap Growth	0.81%	1.06%
WMC Blue Chip Mid Cap	1.00%	1.25%
Lord Abbett Growth & Income	0.87%	1.12%
Goldman Sachs Mid Cap Value	1.07%	1.32%
Goldman Sachs Short Duration	0.65%	0.90%
Dreman Small Cap Value	1.15%	1.40%
PIMCO High Yield	0.75%	1.00%
PIMCO Total Return	0.65%	0.90%
AIM Small Cap Growth	1.15%	1.40%
AllianceBernstein International Value	0.75%	1.00%
BlackRock Inflation Protected Bond	0.65%	0.90%
Ibbotson Moderate	0.20%	0.45%
Ibbotson Balanced	0.20%	0.45%
Ibbotson Growth	0.20%	0.45%

To the extent that a Fund’s total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid on behalf of each fund during the prior two fiscal years. For each of the periods below, the Adviser waived all or part of its investment advisory fee and reimbursed certain operating expenses in the following amounts:

	Six Months Ended June 30, 2009		Two-year period ended December 31, 2008
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived		Expenses Reimbursed
Investment Grade Bond	$78,408	$—	$344,956		$—
Money Market	480,680	—	812,479		—
Global Real Estate	99,855	—	504,793		—
Davis Venture Value	83,123	—	335,790		—
Oppenheimer Main Street Small Cap	216,471	—	984,376		—
Oppenheimer Large Cap Core	65,870	—	174,208		82,576
WMC Large Cap Growth	119,627	—	474,248		—
WMC Blue Chip Mid Cap	52,082	—	303,820		—
Lord Abbett Growth & Income	25,808	—	640	*	—	*
Goldman Sachs Mid Cap Value	—	—	249	*	—	*
Goldman Sachs Short Duration	28,936	—	13,248	*	—	*

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Six Months Ended June 30, 2009		Two-year period ended December 31, 2008
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived		Expenses Reimbursed
Dreman Small Cap Value	$56,364	$17,842	$7,945	**	$52,104	**
PIMCO High Yield	1,806	—	1,567	*	—	*
PIMCO Total Return	5,824	—	947	**	—	**
AIM Small Cap Growth	37,378	47,932	6,942	**	59,348	**
AllianceBernstein International Value	73,208	41,830	10,404	**	75,673	**
BlackRock Inflation Protected Bond	2,497	—	405	**	—	**
Ibbotson Moderate	60,454	27,810	3,691	**	47,279	**
Ibbotson Balanced	73,420	25,877	3,726	**	47,659	**
Ibbotson Growth	55,731	31,774	3,891	**	48,596	**

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.

c) Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”). The fees of the Trust payable to Clarendon under the Plan are accrued daily at a rate with respect to each Fund which may not exceed 0.25% of the Fund’s average daily net assets attributable to Service Class Shares regardless of the level of expenses actually incurred by Clarendon and others. Clarendon uses the service and distribution fees to compensate Sun Life (U.S.) and Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) for services rendered in connection with maintenance and distribution of the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.).

d) Trustees’ Compensation

Trustees’ fees are paid by the Trust to each independent trustee of the Trust. The aggregate remuneration paid by the Funds to the independent trustees for the six months ended June 30, 2009 was $65,307, including out of pocket expenses. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, or its affiliates, all of whom receive remuneration for their services to the Trust from the Adviser, or its affiliates. Certain officers and Trustees of the Trust are also officers and directors of the Adviser, and or other companies affiliated with the Adviser.

NOTE 4 — INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the six months ended June 30, 2009, were as follows:

Fund	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
Investment Grade Bond	$44,377,211	$26,434,707	$24,393,694	$12,991,851
Global Real Estate	148,430,291	—	143,555,789	—
Davis Venture Value	99,673,830	—	14,630,454	—
Oppenheimer Main Street Small Cap	69,649,832	—	96,689,842	—

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Fund	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
Oppenheimer Large Cap Core	$33,114,747	$—	$9,857,527	$—
WMC Large Cap Growth	56,783,718	—	27,418,885	—
WMC Blue Chip Mid Cap	40,315,822	—	34,211,374	—
Lord Abbett Growth & Income	139,648,338	—	155,352,193	—
Goldman Sachs Mid Cap Value	189,214,272	—	89,039,338	—
Goldman Sachs Short Duration	397,634,746	970,221,209	31,781,555	613,837,540
Dreman Small Cap Value	20,174,447	—	3,439,602	—
PIMCO High Yield	113,636,964	50,037,179	33,077,513	48,687,855
PIMCO Total Return	54,512,240	356,620,466	13,016,989	243,718,035
AIM Small Cap Growth	9,488,392	—	864,694	—
AllianceBernstein International Value	20,653,366	—	3,338,536	—
BlackRock Inflation Protected Bond	14,294,730	104,738,691	8,065,793	55,447,309
Ibbotson Moderate*	136,337,623	—	5,431,829	—
Ibbotson Balanced*	183,821,058	—	6,550,000	—
Ibbotson Growth*	134,058,230	—	4,619,673	—

*	Affiliated investment transactions.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the six months ended June 30, 2009 were $606,035,036 and $593,206,857, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at June 30, 2009 were the same as for financial reporting purposes as follows:

Fund	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Investment Grade Bond	$115,425,436	2,883,027	(7,278,052)	(4,395,025)
Money Market	217,245,065	—	—	—
Global Real Estate	181,135,334	14,071,460	(20,680,380)	(6,608,920)
Davis Venture Value	205,630,912	12,532,670	(14,435,018)	(1,902,348)
Oppenheimer Main Street Small Cap	149,802,072	21,321,232	(18,412,775)	2,908,457
Oppenheimer Large Cap Core	38,333,537	1,742,064	(1,337,603)	404,461
WMC Large Cap Growth	87,294,653	4,873,222	(4,734,703)	138,519
WMC Blue Chip Mid Cap	89,485,113	5,789,919	(6,901,698)	(1,111,779)
Lord Abbett Growth & Income	361,225,548	96,527,551	(3,054,910)	93,472,641
Goldman Sachs Mid Cap Value	129,218,846	17,065,048	(2,636,627)	14,428,421
Goldman Sachs Short Duration	912,484,465	6,104,889	(599,775)	5,505,114
Dreman Small Cap Value	25,355,037	2,113,425	(408,775)	1,704,650
PIMCO High Yield	94,782,731	5,075,314	(1,221,368)	3,853,946
PIMCO Total Return	195,238,016	3,274,087	(674,466)	2,599,621
AIM Small Cap Growth	13,858,390	1,197,674	(322,588)	875,086
AllianceBernstein International Value	28,992,141	4,719,557	(531,981)	4,187,576
BlackRock Inflation Protected Bond	84,570,696	751,127	(100,200)	650,927
Ibbotson Moderate	165,943,933	10,509,930	—	10,509,930

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

Fund	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Ibbotson Balanced	$214,630,817	15,483,704	—	15,483,704
Ibbotson Growth	161,501,952	14,329,875	—	14,329,875

NOTE 5 — AFFILIATED COMPANY SECURITIES

The term “affiliated securities” includes securities issued by any company that is under common control with the Fund. At June 30, 2009, the Adviser or its affiliate, MFS, served as investment adviser to the underlying funds of Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund. Purchases and proceeds from sales of affiliated investments are disclosed in Note 4 – Investment Transactions. Dividend and capital gains distributions from affiliated underlying funds are presented in each Fund’s Statement of Operations.

NOTE 6 — LINE OF CREDIT

The Trust has entered into a $20 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this Agreement. Interest is charged to each Fund based on its borrowings at a rate equal to a variable lending rate. In addition, a commitment fee on the daily unused portion of the $20 million committed line is allocated among the participating Funds at the end of each calendar quarter. During the six months ended June 30, 2009, the following Funds had borrowings and paid commitment fees under this Agreement as follows:

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees Paid
Investment Grade Bond	$250,000	$1,381	0.92%	$517
Global Real Estate	17,403,000	301,525	0.89	1,348
Davis Venture Value	—	—	—	989
Oppenheimer Main Street Small Cap	4,288,000	69,790	0.90	1,214
Oppenheimer Large Cap Core	—	—	—	127
WMC Large Cap Growth	—	—	—	426
WMC Blue Chip Mid Cap	—	—	—	612
Lord Abbett Growth & Income	13,865,000	76,602	0.89	1,101
Goldman Sachs Mid Cap Value	—	—	—	337
Goldman Sachs Short Duration	—	—	—	2,319
Dreman Small Cap Value	—	—	—	60
PIMCO High Yield	927,000	10,326	0.95	239
PIMCO Total Return	513,324	4,974	0.86	404
AIM Small Cap Growth	—	—	—	39
AllianceBernstein International Value	—	—	—	127
BlackRock Inflation Protected Bond	—	—	—	172
Ibbotson Moderate	282,000	1,558	0.88	426
Ibbotson Balanced	—	—	—	480
Ibbotson Growth	154,134	852	0.73	375

As of June 30, 2009, there were no outstanding borrowings under this Agreement.

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

NOTE 7 — SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Investment Grade Bond Fund (shares)
Shares sold	4,562,940	1,374,910	1,500,791	840,979
Shares issued as reinvestment of distributions	164,707	230,549	79,481	155,938
Shares redeemed	(700,742)	(1,314,407)	(233,148)	(980,280)

Net increase (decrease) in shares outstanding	4,026,905	291,052	1,347,124	16,637
Beginning of period	4,581,657	4,290,605	2,681,836	2,665,199

End of period	8,608,562	4,581,657	4,028,960	2,681,836

Investment Grade Bond Fund ($)
Net proceeds from sales	$36,860,136	$11,129,730	$12,297,063	$7,755,557
Net proceeds on reinvestment of distributions	1,351,255	2,041,988	655,029	1,393,099
Shares redeemed	(5,661,504)	(11,545,254)	(1,864,415)	(8,670,080)

Net increase (decrease) in net assets	$32,549,887	$1,626,464	$11,087,677	$478,576

Money Market Fund (shares)
Shares sold	25,884,549	78,659,262	45,158,137	65,000,135
Shares issued as reinvestment of distributions	187,277	2,994,238	8,299	219,178
Shares redeemed	(43,883,309)	(60,375,891)	(15,467,608)	(12,824,742)

Net increase (decrease) in shares outstanding	(17,811,483)	21,277,609	29,698,828	52,394,571
Beginning of period	150,390,750	129,113,141	54,134,262	1,739,691

End of period	132,579,267	150,390,750	83,833,090	54,134,262

Money Market Fund ($)
Net proceeds from sales	$25,884,549	$78,659,262	$45,158,137	$65,000,135
Net proceeds on reinvestment of distributions	187,277	2,994,238	8,299	219,178
Shares redeemed	(43,883,309)	(60,375,891)	(15,467,608)	(12,824,742)

Net increase (decrease) in net assets	$(17,811,483)	$21,277,609	$29,698,828	$52,394,571

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Global Real Estate Fund (shares)
Shares sold	2,157,333	1,375,371	3,670,942	4,448,663
Shares issued as reinvestment of distributions	—	485,129	—	962,826
Shares redeemed	(1,102,698)	(1,555,179)	(3,776,280)	(1,236,005)

Net increase (decrease) in shares outstanding	1,054,635	305,321	(105,338)	4,175,484
Beginning of period	5,098,914	4,793,593	12,977,804	8,802,320

End of period	6,153,549	5,098,914	12,872,466	12,977,804

Global Real Estate Fund ($)
Net proceeds from sales	$15,092,000	$13,087,917	$21,997,198	$47,677,497
Net proceeds on reinvestment of distributions	—	7,592,275	—	16,396,922
Shares redeemed	(8,777,637)	(23,692,885)	(35,307,443)	(20,641,734)

Net increase (decrease) in net assets	$6,314,363	$(3,012,693)	$(13,310,245)	$43,432,685

Davis Venture Value Fund (shares)
Shares sold	4,139,389	1,066,633	8,248,371	7,819,284
Shares issued as reinvestment of distributions	—	57,241	—	95,137
Shares redeemed	(419,268)	(1,177,492)	(896,562)	(94,660)

Net increase (decrease) in shares outstanding	3,720,121	(53,618)	7,351,809	7,819,761
Beginning of period	3,820,234	3,873,852	9,859,116	2,039,355

End of period	7,540,355	3,820,234	17,210,925	9,859,116

Davis Venture Value Fund ($)
Net proceeds from sales	$32,739,224	$9,184,868	$63,624,172	$83,800,662
Net proceeds on reinvestment of distributions	—	651,404	—	1,080,760
Shares redeemed	(3,191,866)	(13,464,808)	(7,972,684)	(971,584)

Net increase (decrease) in net assets	$29,547,358	$(3,628,536)	$55,651,488	$83,909,838

Oppenheimer Main Street Small Cap Fund (shares)
Shares sold	687,754	916,325	2,382,264	7,386,771
Shares issued as reinvestment of distributions	—	195,621	—	458,571
Shares redeemed	(1,175,010)	(1,746,969)	(4,246,361)	(1,010,665)

Net increase (decrease) in shares outstanding	(487,256)	(635,023)	(1,864,097)	6,834,677
Beginning of period	4,968,188	5,603,211	15,034,865	8,200,188

End of period	4,480,932	4,968,188	13,170,768	15,034,865

Oppenheimer Main Street Small Cap Fund ($)
Net proceeds from sales	$4,771,261	$7,717,527	$13,081,275	$73,542,762
Net proceeds on reinvestment of distributions	—	2,222,258	—	5,158,919
Shares redeemed	(9,173,322)	(18,320,015)	(36,357,803)	(10,804,528)

Net increase (decrease) in net assets	$(4,402,061)	$(8,380,230)	$(23,276,528)	$67,897,153

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Oppenheimer Large Cap Core Fund (shares)
Shares sold	3,536,023	815,994	346,356	230,404
Shares issued as reinvestment of distributions	—	11,499	—	6,488
Shares redeemed	(56,620)	(94,101)	(113,897)	(220,692)

Net increase (decrease) in shares outstanding	3,479,403	733,392	232,459	16,200
Beginning of period	1,248,385	514,993	724,107	707,907

End of period	4,727,788	1,248,385	956,566	724,107

Oppenheimer Large Cap Core Fund ($)
Net proceeds from sales	$22,137,835	$5,312,407	$2,217,287	$1,948,570
Net proceeds on reinvestment of distributions	—	80,196	—	49,990
Shares redeemed	(343,295)	(802,060)	(705,047)	(1,833,372)

Net increase (decrease) in net assets	$21,794,540	$4,590,543	$1,512,240	$165,188

WMC Large Cap Growth Fund (shares)
Shares sold	5,429,221	1,451,769	117,985	426,481
Shares issued as reinvestment of distributions	—	758	—	421
Shares redeemed	(420,606)	(1,517,999)	(343,439)	(915,536)

Net increase (decrease) in shares outstanding	5,008,615	(65,472)	(225,454)	(488,634)
Beginning of period	5,819,503	5,884,975	2,620,986	3,109,620

End of period	10,828,118	5,819,503	2,395,532	2,620,986

WMC Large Cap Growth Fund ($)
Net proceeds from sales	$32,622,104	$8,466,611	$713,264	$3,311,569
Net proceeds on reinvestment of distributions	—	6,208	—	3,443
Shares redeemed	(2,503,697)	(12,637,314)	(2,023,027)	(7,706,910)

Net increase (decrease) in net assets	$30,118,407	$(4,164,495)	$(1,309,763)	$(4,391,898)

WMC Blue Chip Mid Cap Fund (shares)(a)
Shares sold	1,202,385	644,278	347,911	2,968,949
Shares issued as reinvestment of distributions	—	1,007,315	—	431,434
Shares redeemed	(690,153)	(1,491,561)	(179,315)	(50,611)

Net increase (decrease) in shares outstanding	512,232	160,032	168,596	3,349,772
Beginning of period	4,920,869	4,760,837	3,349,772	—

End of period	5,433,101	4,920,869	3,518,368	3,349,772

WMC Blue Chip Mid Cap Fund ($)(a)
Net proceeds from sales	$11,165,072	$7,248,451	$3,203,994	$42,088,378
Net proceeds on reinvestment of distributions	—	13,024,586	—	5,569,810
Shares redeemed	(6,145,472)	(20,911,785)	(1,682,217)	(518,600)

Net increase (decrease) in net assets	$5,019,600	$(638,748)	$1,521,777	$47,139,588

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Lord Abbett Growth & Income Fund (shares)(a)(b)
Shares sold	13,250,078	222,457	411,812	279,032
Subscriptions-in-kind	61,521,818	—	—	—
Shares issued as reinvestment of distributions	—	2,852	—	2,636
Shares redeemed	(10,443,139)	(10,591)	(29,649)	(11,771)

Net increase (decrease) in shares outstanding	64,328,757	214,718	382,163	269,897
Beginning of period	314,718	100,000	369,897	100,000

End of period	64,643,475	314,718	752,060	369,897

Lord Abbett Growth & Income Fund ($)(a)(b)
Net proceeds from sales	$67,299,651	$1,690,197	$2,581,139	$2,387,573
Subscriptions-in-kind	342,061,308	—	—	—
Net proceeds on reinvestment of distributions	—	19,768	—	18,267
Shares redeemed	(70,128,112)	(87,749)	(203,692)	(111,013)

Net increase (decrease) in net assets	$339,232,847	$1,622,216	$2,377,447	$2,294,827

Goldman Sachs Mid Cap Value Fund (shares)(a)(c)
Shares sold	5,551,406	858,895	740,193	614,069
Subscriptions-in-kind	15,162,792	—	—	—
Shares issued as reinvestment of distributions	—	8,336	—	4,533
Shares redeemed	(1,893,255)	(79,929)	(69,673)	(126,107)

Net increase (decrease) in shares outstanding	18,820,943	787,302	670,520	492,495
Beginning of period	937,302	150,000	642,495	150,000

End of period	19,758,245	937,302	1,313,015	642,495

Goldman Sachs Mid Cap Value Fund ($)(a)(c)
Net proceeds from sales	$33,416,301	$6,385,274	$4,635,931	$5,437,455
Subscriptions-in-kind	86,276,287	—	—	—
Net proceeds on reinvestment of distributions	—	56,352	—	30,641
Shares redeemed	(11,613,694)	(655,799)	(419,744)	(1,050,344)

Net increase (decrease) in net assets	$108,078,894	$5,785,827	$4,216,187	$4,417,752

Goldman Sachs Short Duration Fund (shares)(a)
Shares sold	80,386,928	5,768,762	3,061,900	7,992,460
Shares issued as reinvestment of distributions	352,001	54,759	53,130	83,955
Shares redeemed	(11,541,511)	(633,805)	(877,227)	(2,014,608)

Net increase (decrease) in shares outstanding	69,197,418	5,189,716	2,237,803	6,061,807
Beginning of period	5,389,716	200,000	6,261,807	200,000

End of period	74,587,134	5,389,716	8,499,610	6,261,807

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
Goldman Sachs Short Duration Fund ($)(a)
Net proceeds from sales	$814,410,242	$57,374,714	$31,082,030	$79,285,026
Net proceeds on reinvestment of distributions	3,585,642	549,121	539,412	839,252
Shares redeemed	(116,913,704)	(6,376,505)	(8,878,527)	(20,136,581)

Net increase (decrease) in net assets	$701,082,180	$51,547,330	$22,742,915	$59,987,697

Dreman Small Cap Value Fund (shares)(d)
Shares sold	2,072,064	395,205	346,681	29,118
Shares issued as reinvestment of distributions	—	1,013	—	230
Shares redeemed	(1,728)	(4,779)	(15,840)	(716)

Net increase (decrease) in shares outstanding	2,070,336	391,439	330,841	28,632
Beginning of period	541,439	150,000	178,632	150,000

End of period	2,611,775	541,439	509,473	178,632

Dreman Small Cap Value Fund ($)(d)
Net proceeds from sales	$15,588,905	$2,974,536	$2,605,314	$223,930
Net proceeds on reinvestment of distributions	—	7,879	—	1,788
Shares redeemed	(13,856)	(40,303)	(115,995)	(5,063)

Net increase (decrease) in net assets	$15,575,049	$2,942,112	$2,489,319	$220,655

PIMCO High Yield Fund (shares)(a)
Shares sold	10,047,719	225,014	843,006	1,357,957
Shares issued as reinvestment of distributions	199,751	13,632	71,051	51,316
Shares redeemed	(1,237,183)	(384)	(186,145)	(35,212)

Net increase (decrease) in shares outstanding	9,010,287	238,262	727,912	1,374,061
Beginning of period	388,262	150,000	1,524,061	150,000

End of period	9,398,549	388,262	2,251,973	1,524,061

PIMCO High Yield Fund ($)(a)
Net proceeds from sales	$80,721,064	$1,739,109	$6,857,368	$12,015,785
Net proceeds on reinvestment of distributions	1,659,516	119,537	583,168	434,852
Shares redeemed	(9,862,510)	(3,069)	(1,488,363)	(306,519)

Net increase (decrease) in net assets	$72,518,070	$1,855,577	$5,952,173	$12,144,118

PIMCO Total Return Fund (shares)(d)
Shares sold	5,129,377	1,169,446	7,884,768	1,607,235
Shares issued as reinvestment of distributions	56,382	2,014	74,137	2,254
Shares redeemed	(1,027,288)	(10,778)	(151,422)	(15,086)

Net increase (decrease) in shares outstanding	4,158,471	1,160,682	7,807,483	1,594,403
Beginning of period	1,310,682	150,000	1,744,403	150,000

End of period	5,469,153	1,310,682	9,551,886	1,744,403

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
PIMCO Total Return Fund ($)(d)
Net proceeds from sales	$53,974,507	$12,027,546	$83,075,741	$16,494,373
Net proceeds on reinvestment of distributions	596,906	21,046	785,215	23,607
Shares redeemed	(10,902,854)	(109,515)	(1,574,967)	(156,896)

Net increase (decrease) in net assets	$43,668,559	$11,939,077	$82,285,989	$16,361,084

AIM Small Cap Growth Fund (shares)(d)
Shares sold	979,242	190,788	259,578	56,833
Shares redeemed	(180)	(3,688)	(17,595)	(1,019)

Net increase (decrease) in shares outstanding	979,062	187,100	241,983	55,814
Beginning of period	337,100	150,000	205,814	150,000

End of period	1,316,162	337,100	447,797	205,814

AIM Small Cap Growth Fund ($)(d)
Net proceeds from sales	$7,360,012	$1,353,803	$2,058,116	$403,682
Shares redeemed	(1,447)	(30,260)	(118,936)	(7,129)

Net increase (decrease) in net assets	$7,358,565	$1,323,543	$1,939,180	$396,553

AllianceBernstein International Value Fund (shares)(d)
Shares sold	2,382,935	993,912	75,690	10,748
Shares issued as reinvestment of distributions	—	2,464	—	361
Shares redeemed	(123,509)	(13,236)	(11,450)	(1,977)

Net increase (decrease) in shares outstanding	2,259,426	983,140	64,240	9,132
Beginning of period	1,233,140	250,000	259,132	250,000

End of period	3,492,566	1,233,140	323,372	259,132

AllianceBernstein International Value Fund ($)(d)
Net proceeds from sales	$16,332,717	$7,432,505	$580,683	$83,324
Net proceeds on reinvestment of distributions	—	19,366	—	2,842
Shares redeemed	(1,039,927)	(109,007)	(96,023)	(14,889)

Net increase (decrease) in net assets	$15,292,790	$7,342,864	$484,660	$71,277

BlackRock Inflation Protected Bond Fund (shares)(d)
Shares sold	4,596,105	694,093	2,608,052	283,469
Shares issued as reinvestment of distributions	42,626	2,366	18,219	1,238
Shares redeemed	(5,683)	(4,523)	(22,692)	(1,323)

Net increase (decrease) in shares outstanding	4,633,048	691,936	2,603,579	283,384
Beginning of period	841,936	150,000	433,384	150,000

End of period	5,474,984	841,936	3,036,963	433,384

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
BlackRock Inflation Protected Bond Fund ($)(d)
Net proceeds from sales	$45,716,764	$6,709,684	$25,928,714	$2,720,541
Net proceeds on reinvestment of distributions	429,529	23,196	183,331	12,136
Shares redeemed	(56,390)	(42,980)	(225,505)	(13,195)

Net increase (decrease) in net assets	$46,089,903	$6,689,900	$25,886,540	$2,719,482

Ibbotson Moderate Fund (shares)(d)
Shares sold	10,353	50	14,380,241	3,703,343
Shares redeemed	(243)	–	(45,503)	(8,738)

Net increase (decrease) in shares outstanding	10,110	50	14,334,738	3,694,605

Beginning of period	5,050	5,000	3,699,605	5,000
End of period	15,160	5,050	18,034,343	3,699,605

Ibbotson Moderate Fund ($)(d)
Net proceeds from sales	$96,961	$451	$130,736,053	$32,978,804
Shares redeemed	(2,209)	–	(434,104)	(80,696)

Net increase (decrease) in net assets	$94,752	$451	$130,301,949	$32,898,108

Ibbotson Balanced Fund (shares)(d)
Shares sold	17,327	1,155	19,596,735	4,271,092
Shares redeemed	(4,234)	(9)	(8,917)	(127)

Net increase (decrease) in shares outstanding	13,093	1,146	19,587,818	4,270,965
Beginning of period	6,146	5,000	4,275,965	5,000

End of period	19,239	6,146	23,863,783	4,275,965

Ibbotson Balanced Fund ($)(d)
Net proceeds from sales	$159,010	$10,063	$175,655,638	$37,331,705
Shares redeemed	(32,971)	(81)	(73,056)	(1,114)

Net increase (decrease) in net assets	$126,039	$9,982	$175,582,582	$37,330,591

Ibbotson Growth Fund (shares)(d)
Shares sold	15,070	5,400	14,946,254	3,857,782
Shares redeemed	(343)	(27)	(36,448)	(120,746)

Net increase (decrease) in shares outstanding	14,727	5,373	14,909,806	3,737,036
Beginning of period	10,373	5,000	3,742,036	5,000

End of period	25,100	10,373	18,651,842	3,742,036

Ibbotson Growth Fund ($)(d)
Net proceeds from sales	$138,941	$46,493	$129,295,380	$32,502,199
Shares redeemed	(3,015)	(230)	(290,810)	(1,064,299)

Net increase (decrease) in net assets	$135,926	$46,263	$129,004,570	$31,437,900

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

(a)	The Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund and the Service Class for the WMC Blue Chip Mid Cap Fund commenced operations on March 7, 2008 and share activity presented for the “Year Ended December 31, 2008” is for the period March 7, 2008 to December 31, 2008.
(b)	During the six months ended June 30, 2009, Lord Abbett Growth & Income Fund received securities with a value of $342,061,308 in exchange for 61,521,818 fund shares.
(c)	During the six months ended June 30, 2009, Goldman Sachs Mid Cap Value Fund received securities with a value of $86,276,287 in exchange for 15,162,792 fund shares.
(d)	The Dreman Small Cap Value Fund, PIMCO Total Return Fund, AIM Small Cap Growth Fund, AllianceBernstein International Value Fund, BlackRock Inflation Protected Bond Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund, and the Ibbotson Growth Fund commenced operations on October 1, 2008 and share activity presented for the “Year Ended December 31, 2008” is for the period October 1, 2008 to December 31, 2008.

NOTE 8 — INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9 — CAPITAL SUPPORT AGREEMENT

Effective as of September 16, 2008, the Trust, on behalf of the Money Market Fund (the “Fund”), entered into a Capital Support Agreement, as subsequently amended (the “Agreement”), with Sun Life (U.S.), an affiliate of the Fund’s investment adviser, Sun Capital Advisers LLC, in order to prevent any losses that might be realized upon the ultimate disposition of the Fund’s investment in commercial paper issued by American General Finance Corporation (or any instrument received in exchange for such paper in an exchange offer, debt restructuring, reorganization or similar transaction, excepting only those qualifying as “Eligible Securities” as defined in paragraph (a)(10) of Rule 2a-7 of the 1940 Act, together referred to as “AGFC Commercial Paper”) from adversely affecting the Fund’s market-based net asset value. The Agreement was entered into at no cost to the Fund, and Sun Life (U.S.) is not entitled to obtain any shares or other property from the Fund in exchange for its participation in the Agreement or contributions of capital to the Fund pursuant to the Agreement.

The Agreement requires Sun Life (U.S.) to make capital contributions in cash to the Fund in amounts equal to the excess of the amortized cost value plus any accrued and unpaid interest on the AGFC Commercial Paper over the amount received by the Fund for such AGFC Commercial Paper, subject to an aggregate limit of $4.7 million plus the amount of any interest accrued in the period from October 27, 2008 to August 24, 2009, upon the occurrence of any of the following circumstances: a) sale of the AGFC Commercial Paper by the Fund for an amount less than amortized cost value; b) receipt of final payment on the AGFC Commercial Paper in an amount less than amortized cost value plus any accrued and unpaid interest; c) receipt of court-established proceeds in an amount less than amortized cost value or a court order discharging liability for payment on the AGFC Commercial Paper; and d) receipt of new securities that qualify as “Eligible Securities” in exchange for the AGFC Commercial Paper if the amortized cost of such new securities is less than the amortized cost value of the AGFC Commercial Paper. Sun Capital determined that Sun Life (U.S.)’s commitment under the Agreement was of comparable quality to a “First Tier Security” as defined in Rule 2a-7 of the 1940 Act.

The Fund treated amounts potentially contributable under the Agreement as an asset of the Fund in calculating its market-based net asset value (“NAV”). As of June 30, 2009, the amortized cost value of the AGFC Commercial Paper was $4,700,000, of which $4,623,343 derived from the fair value of the AGFC Commercial Paper and

NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)	Sun Capital Advisers Trust

$76,657 derived from potential contributions under the Agreement. There were no other potentially contributable amounts under the Agreement because no accrued interest on the AGFC Commercial Paper was overdue as of June 30, 2009.

The AGFC Commercial Paper matured on August 24, 2009 and all principal and interest then owing with respect to the instrument was paid in full on that date. The Agreement expired by its terms on August 26, 2009, without any contributions being required to be made thereunder.

NOTE 10 — TEMPORARY GUARANTEE PROGRAM

In October 2008, the Money Market Fund (the “Fund”) enrolled in the U.S. Department of the Treasury’s (“U.S. Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”) for an initial term extending from September 19, 2008 to December 18, 2008. In December 2008, the Fund elected to participate in the extended term of the Program expiring April 30, 2009 and in April 2009, the Fund elected to participate in a second extended term expiring September 18, 2009. Under the Program, the U.S. Treasury guarantees the $1.00 per share value of Fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. The Program covers only the number of shares a shareholder (“Covered Shareholder”) held in the Fund as of the close of business on September 19, 2008 or the number of shares a shareholder holds if and when a guarantee event occurs, whichever is less. A guarantee event would occur if the Fund’s market-based net asset value per share falls below $0.995 and is not promptly cured. Upon the occurrence of a guarantee event, the Fund is required to liquidate and Covered Shareholders become entitled to receive $1.00 per “covered” share, subject to certain adjustments and to an overall limit (currently set at $50 billion) on payments available to all money market funds participating in the Program.

To participate in the Program during the initial period from September 19, 2008 to December 18, 2008, the Fund paid a fee to the U.S. Treasury equal to 0.01% of the net asset value of the Fund as of September 19, 2008. To participate in the Program during each of the extension periods (from December 19, 2008 to April 30, 2009 and from May 1, 2009 to September 18, 2009), the Fund paid a fee to the U.S. Treasury equal to 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund’s investment adviser, Sun Capital Advisers LLC, agreed to cover the cost of the fee for the initial period of participation to the extent that the Fund’s gross expenses exceeded the Fund’s contractual expense limitation, and the Fund agreed to cover the cost of the fee for each of the two extension periods of participation without application of the Fund’s contractual expense limitation. According to statements by the U.S. Treasury, the Program will not be extended beyond September 18, 2009.

NOTE 11 — SUBSEQUENT EVENT

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Funds as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s June 30, 2009 financial statements through August 27, 2009, the issuance date of the financial statements. Management has determined that there are no material events that would require additional disclosure in the Fund’s financial statements through this date.

OTHER INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-1102 x 3330 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are (i) available on the SEC’s website at www.sec.gov; and (ii) available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Dawn-Marie Driscoll, Trustee

William N. Searcy, Jr., Chairman, Trustee

John T. Donnelly, President, CEO and Trustee

James F. Alban, Treasurer and CFO

Joseph L. Ciardi, Chief Compliance Officer

Maura A. Murphy, Chief Legal Officer and Secretary

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Dechert LLP

200 Clarendon Street

Boston, MA 02116

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11.	Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Not applicable to semi-annual report.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a) (3)	A combined certification by the principal executive and principal financial officers of the registrant as required by Rule 30a-2(b), under the Investment Company Act of 1940, as amended, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President

Date: August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President
(Chief Executive Officer)

Date: August 27, 2009

By (Signature and Title)*	/s/ JAMES F. ALBAN
James F. Alban, Treasurer
(Chief Financial Officer)

Date: August 27, 2009

*	Print name and title of each signing officer under his or her signature.